As filed with the Securities and Exchange Commission on June 18, 1998

                                                       Registration No. 333-____
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                           STRUCTURED PRODUCTS CORP.
             (Exact name of Registrant as specified in its charter)

             Delaware                                        13-3692801
 (State or other jurisdiction of                          (I.R.S. Employer
  incorporation or organization)                        Identification No.)

                            Seven World Trade Center
                            New York, New York 10048
                                 (212) 783-6645
    (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                             Andrew Alter, Secretary
                            Structured Products Corp.
                            Seven World Trade Center
                            New York, New York 10048
                                 (212) 783-6645
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   Copies to:
                                  Al B. Sawyers
                       Orrick, Herrington & Sutcliffe LLP
                                666 Fifth Avenue
                            New York, New York 10103

Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective as determined by market conditions.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |X|

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering |_| ______.

If delivery of the prospectus is executed to be made pursuant to Rule 434, please check the following box. |_|

                         CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------------------------------------------
  Title of Securities              Amount to be            Proposed Maximum            Proposed Maximum            Amount of
   Being Registered             Registered (1)(2)(3)   Offering Price Per Unit(4)  Aggregate Offering Price(4)  Registration Fee (1)
Trust Certificates,                 $1,000,000                   100%                     $1,000,000                 $295.00
Trust Shares and Trust Notes
------------------------------------------------------------------------------------------------------------------------------------

(1) $ 232,030,000 aggregate principal amount of Trust Certificates registered by the Registrant under Registration Statement 33-55860 referred to below are consolidated in this Registration Statement pursuant to Rule 429. All registration fees in connection with such unsold amount of Trust
     Certificates have been previously paid by the Registrant under the foregoing Registration Statement. Accordingly, the total amount registered under the Registration Statement as so consolidated as of the date of this filing is $233,030,000.

(2) In United States dollars or the equivalent thereof in one or more foreign or composite currencies.

(3) Plus such additional principal amount as may be necessary such that, if one or more classes of Trust Certificates, Trust Shares or Trust Notes are issued with original issue discount, the aggregate initial offering price of all Trust Certificates, Trust Shares and Trust Notes will equal $1,000,000.

(4)  Estimated solely for the purpose of calculating the  registration  fee.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

     Pursuant to Rule 429 of the Securities Act of 1933, the prospectus which is part of this Registration Statement is a combined prospectus and includes all the information currently required in a prospectus relating to the securities covered by Registration Statement No. 33-55860

================================================================================

                                EXPLANATORY NOTE

This Registration Statement includes two different base prospectuses with corresponding forms of prospectus supplements for offering series of either (i) Certificates and Notes or (ii) Certificates, in each case representing the entire beneficial interest in various trusts to be created from time to time, the assets of which will consist primarily of securities or receivables, as applicable, within one of the following categories :(1) a publicly issued debt security or a pool of such debt securities issued by one or more corporations, banking organizations or insurance companies; (2) a publicly issued debt security or pool of such debt securities which represent obligations issued by or guaranteed by a foreign government, political subdivision or agency or instrumentality thereof; (3) a publicly issued obligation or obligations of one or more foreign private issuers; (4) a publicly issued debt security or pool of such debt securities which represent obligations of the United States of America, any agency thereof for the payment of which the full faith and credit of the United States of America is pledged, or a United States governmental sponsored organization created pursuant to a federal statue; or (5) a pool of credit card receivables, or interests therein, or publicly issued Credit Card Securities.

Prospectus Supplement
(To Prospectus Dated                        )
$

Structured Products Series 19__ - [         ] Trust
         $_________[Notional Amount] [(Approximate)], Class ______ Certificates.
         [       %] [Variable] Pass Through Rate
         [Include additional Classes as applicable]

Structured Products Corp.
Depositor

Each Structured Products Trust Certificates Series 19__ - [ ] offered hereby will consist of ______ class of Certificates, designated as Class
Certificates(,) [and] Class ______ Certificates [and list others], [all] of which [only the Class Certificates(,) [and] Class Certificates [and list others]] (collectively, the "Certificates") and will represent a fractional undivided beneficial interest in the Structured Products Series 19__ - [ ] Trust (the "Trust") to be formed pursuant to the Trust Agreement dated as of ______, 19__, between Structured Products Corp. (the "Company" and
_______________, as trustee (the "Owner Trustee") (the "Trust Agreement"). The property of the Trust will consist [in part] of [SELECT ONE OF THE FOLLOWING BRACKETED SELECTIONS] [Alternative 1: specify debt security or a pool of such debt securities issued by one or more corporations, banking organizations or insurance companies] [Alternative 2: specify obligations of one or more foreign private issuers] [Alternative 3: specify debt security or pool of such debt securities which represent obligations of the United States of America, any agency thereof for the payment of which the full faith and credit of the United States of America is pledged, or a United States governmental sponsored organization created pursuant to a federal statue (a "GSE")] [Alternative 4: specify debt security or pool of such debt securities which represent obligations issued by or guaranteed by a foreign government, political subdivision or agency or instrumentality thereof] [Alternative 5: specify pool of Receivables or interest therein or Credit Card Securities] [$] [ ]
aggregate  principal amount of [a       %] [floating rate] of [a pool of] [
%] [floating rate] publicly issued [describe securities or receivables] [maturing in ___ years] issued by [specify issuer] (collectively, the "Term Assets"), and having the characteristics described herein under "Description of the Deposited Assets". Terms used but not otherwise defined herein are defined in the Prospectus attached hereto (the "Prospectus").

The Term Assets will be acquired by the Company and, pursuant to the Trust Agreement, deposited into the Trust for the benefit of Certificateholders. [The Term Assets were issued and sold as part of an underwritten public offering in [ ].] [The Term Assets are obligations of the Term Assets Issuer and] [explain whether senior or subordinate, and whether subject to any redemption or put rights]. [Describe any required principal payments or amortization or accumulation of Term Assets.]

                                                  (cover continued on next page)

                                  ------------

THE CERTIFICATES REPRESENT INTEREST IN OR OBLIGATIONS OF THE TRUST ONLY AND NO NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE COMPANY OR ANY OF ITS AFFILIATES. THE CERTIFICATES DO NOT REPRESENT A DIRECT OBLIGATION OF ANY TERM ASSETS ISSUER OR ANY OF THEIR RESPECTIVE AFFILIATES.

THESE CERTIFICATES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   -----------

The Underwriter has agreed to purchase the Certificates from the Company at [ ]% of the Certificate Principal Balance thereof plus accrued interest, if any, at the Pass Through Rate calculated from [ ], 19__ (the "Expected Settlement Date"), subject to the terms and conditions set forth in the Underwriting Agreement refereed to herein under "Underwriting".

The Underwriter proposes to offer the Certificates from time to time for sale in negotiated transactions or otherwise at prices determined at the time of sale. For further information with respect to the plan of distribution and any discounts, commissions or profits that may be deemed underwriting discounts or commissions, see "Underwriting."

The Certificates are offered subject to receipt and acceptance by the Underwriter to prior sale and to the Underwriter's right to reject any order in whole or in part and to withdraw, cancel or modify the offer without notice. It is expected that delivery of the [specify applicable classes] Certificates will be made in book-entry from through the facilities of The Depository Trust Company on or about the Expected Settlement Date.

-----------------
Salomon Smith Barney
The date of this Prospectus Supplement is

(cover page continued)

Distribution on the Certificates will be made[[monthly] [quarterly] [semi-annually] or[[ ] of each year] [to be conformed to interest payment dates for Term Assets], or, if any such date is not a business day, then on the immediately following business day (each, a "Distribution Date") commencing [ ] (the "Final Distribution Date"), by which date the holders of the Certificates will receive a distribution of all amounts allocable to principal on such Certificates or, to the extent specified herein, a pro rate share of any remaining Term Assets.

As and to the extent described herein, collections received with respect to the Deposited Assets will be distributed to Certificateholders [of each class] in the manner and priority described herein. [The rights of the holders of the Class Certificates [and specify other classes] to receive distributions of such collections are subordinated to the rights of the holders of the Class ____ Certificates [and specify other classes]. As and to the extent described herein, losses realized on the Deposited Assets will be borne by the holders of the Class Certificates [and specify other classes] before such losses will be borne by the holders of the other classes of Certificates [and the Class ____ Certificates ([and specify other classes)]. To the extent described herein, the relative priorities of each class of Certificates with respect to collections from and losses on the Deposited Assets may each change over time, either permanently or temporarily, upon the occurrence of certain circumstances specified herein. See "Description of the Certificates-Subordination".

The Term Assets Issuer is not participating in, and will not receive any proceeds in connection with, this offering.

There is currently no secondary market for the Certificates, and there can be no assurance that a secondary market for the Certificates will develop or, if it does develop, that it will continue. See "Risk Factors" in the Prospectus.

The [specify applicable classes] Certificates initially will be represented by certificates registered in the name of CEDE & Co., as nominee of The Depository Trust company ("DTC"). The interest of beneficial owners of such Certificates will be represented by book entries on the records of participating members of DTC. Definitive certificates will be available for such Certificates only under the limited circumstances described herein. See "Description of the Certificates-Definitive Certificates".

IN CONNECTION WITH THIS OFFERING, THE UNDERWRITER MAY OVERALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE CERTIFICATES ATA LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

THE CERTIFICATES OFFERED BY THIS PROSPECTUS SUPPLEMENT WILL CONSTITUTE A SEPARATE SERIES OF CERTIFICATES BEING OFFERED BY THE COMPANY PURSUANT TO ITS PROSPECTUS DATED _______, 19__, OF WHICH THIS PROSPECTUS SUPPLEMENT IS A PART AND WHICH ACCOMPANIES THIS PROSPECTUS SUPPLEMENT. THE PROSPECTUS CONTAINS IMPORTANT INFORMATION REGARDING THIS OFFERING WHICH IS NOT CONTAINED HEREIN, AND PROSPECTIVE INVESTORS ARE URGED TO READ THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT IN FULL. IN PARTICULAR, INVESTORS SHOULD CONSIDER CAREFUL THE FACTORS SET FORTH UNDER "RISK FACTORS" IN THE PROSPECTUS AND IN THIS PROSPECTUS SUPPLEMENT.

UNTIL _______ 19__, ALL DEALERS EFFECTING TRANSACTIONS IN THE OFFERED CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO WHICH IT RELATES. THIS DELIVERY REQUIREMENT IS IN ADDITION OT THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT OT THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

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                       SUMMARY OF PRINCIPAL ECONOMIC TERMS

     The following summary of principal economic terms does not purport to be complete and is qualified in its entirety by reference to the detailed information appearing elsewhere herein and in the Prospectus, including under the heading "Description of the Certificates", "Description of the Term Assets" and "Description of Credit Support". Certain capitalized terms used herein are defined elsewhere in the Prospectus Supplement on the pages indicated in the "Index of Terms" or, to the extent not defined herein, have the meanings assigned to such terms in the Prospectus.

The Certificates

The Trust........................   Structured  Products  Series 19__-[ ] Trust.
                                    The Trust will be formed pursuant to the Trust Agreement dated as of _____, 19__ (the
                                    "Trust Agreement"), between the Company and the Owner Trustee, dated as of the Expected
                                    Settlement Date.

Certificates Offered.............   Structured   Products  Trust   Certificates,
                                    Series  19__-[  ], consisting  of Class [  ]
                                    Certificates    [,]   [and]    Class   [   ]
                                    Certificates     [and    specify     others]
                                    (collectively, the "Certificates").

[Initial Certificate]
Principal Balance]
Notional amount].................   Class [ ]: [$] [     ].
 .................................   Class [ ]: [$] [     ].

Final Distribution
Date.............................   Class [ ].
 .................................   Class [ ].

Pass-Through Rates...............   [The Variable  Pass-Through Rates applicable
                                    to   the   calculation   of   the   interest
                                    distributable  on any  Distribution  Date on
                                    the Certificates  [(other than the Class [ ]
                                    Certificates)] are equal to [describe method
                                    for determining variable rates]. The initial
                                    Variable  Pass-through  Rates for the  Class
                                    [  ] Certificates  [,]  [and] the  Class [ ]
                                    Certificates   [and   specify   others]  are
                                    approximately ___% [,] [and] ___% [and ___%] per annum, respectively.] [The Pass-Through
                                    Rate applicable to the calculation of the interest distributable on any Distribution
                                    Date on the [specify classes] Certificates is fixed at ___% [and ___%, respectively,] per annum.]


Original Issue Date .............   [       ].

Cut-off Date ....................   [       ].

Distribution Dates ..............   [       ], commencing [   ].

Record Dates.....................   The  [  ]  day  immediately  preceding  each
                                    Distribution Date.

Denominations;
Specified Currency...............   The Class [   ] Certificates [,] [and] Class
                                    [   ] Certificates  [and specify other] will
                                    be denominated and payable in [U.S. dollars]
                                    [   ] [(the  "Specified  Currency") and will
                                    be   available   for   purchase  in  minimum
                                    denominations  of  [$]  [   ] and  [integral
                                    multiples thereof] [multiples of [$] [     ]
                                    in excess thereof].

Interest Accrual
Periods..........................   [Monthly]  [Quarterly]  [Semi-annually] (or,
                                    in the case of the  first  interest  Accrual
                                    Period,  from  and  including  the  Original
                                    Issue  Date  to  but   excluding  the  first
                                    Distribution Date).

Form of Certificate..............   Book-entry  Certificates with The Depository
                                    Trust Company ("DTC"), except in certain limited circumstances. See "Description of the Certificates-Definitive

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                    Certificates". Distributions thereon will be
                                    settled    in     [immediately     available
                                    (same-day)] [clearinghouse(next-day)] funds.

Owner Trustee ...................    ______________________.

Ratings..........................   [ ]  by  [ ]  [and  []  by  [  ]].  [Specify
                                    specific ratings requirements for particular
                                    classes,  including  the extent to which the
                                    issuance  of  the  Certificates  of a  given
                                    class is conditioned  upon  satisfaction  of
                                    the   ratings   of  each   other   class  of
                                    Certificates.] See "Ratings".

The Term Assets

Term Assets .....................   [SELECT  ONE  OF  THE  FOLLOWING   BRACKETED
                                    SELECTIONS]  [Alternative  1:  specify  debt
                                    security  or a pool of such debt  securities
                                    issued by one or more corporations,  banking
                                    organizations   or   insurance    companies]
                                    [Alternative  2: specify  obligations of one
                                    or    more    foreign    private    issuers]
                                    [Alternative  3:  specify  debt  security or
                                    pool of such debt securities which represent
                                    obligations of the United States of America,
                                    any agency  thereof for the payment of which
                                    the full  faith  and  credit  of the  United
                                    States of  America is  pledged,  or a United
                                    States governmental  sponsored  organization
                                    created  pursuant  to a  federal  statue  (a
                                    "GSE")]   [Alternative   4:   specify   debt
                                    security  or pool of  such  debt  securities
                                    which  represent  obligations  issued  by or
                                    guaranteed   by   a   foreign    government,
                                    political    subdivision    or   agency   or
                                    instrumentality   thereof]  [Alternative  5:
                                    specify  pool  of  Receivables  or  interest
                                    therein or Credit  Card  Securities]  [[ ]%]
                                    [floating   rate]   [specify   security   or
                                    receivables]   in  an  aggregate   principal
                                    amount of [$][ ].

[Term Assets

Issuer ..........................   [Specify issuer or pool] [Trust] issuers].]

Term Assets Original
Issue Date.......................    [        ].

Term Asset Scheduled
Final payment
Date ............................    [        ].

[Amortization]
[Accumulation]...................   [Describe   amortization   or   accumulation
                                    schedule, if any].

Denominations; Term
Assets Currency..................   The Term Assets are  denominated and payable
                                    in  [U.S.  dollars]  [ ] (the  "Term  Assets
                                    Currency")  and  are  available  in  minimum
                                    denominations   of  [$][  ]  and   [integral
                                    multiples thereof] [multiples of [$][ ] in excess thereof].

Term Assets
Payment Dates....................   [        ], commencing [        ].

Term Assets Rate.................   [ % per annum.] [a [weighted  average]  rate
                                    per annum equal to [specify interest rate formula for debt security].]

Term Assets Interest
Accrual Periods .................   [Monthly] [Quarterly] [Semi-annually].

Priority.........................   [Describe  senior or subordinated  status of
                                    Term Assets].

Redemption/Put/

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                                      S-4

--------------------------------------------------------------------------------

Other Features...................   [Describe  existence of any redemption,  put
                                    or other material features applicable to the Term Assets].

[Form of Credit Card
Security ........................   Book-entry securities with DTC. ]


Term Asset Trustee...............   [  ].  The  Term  Assets  have  been  issued
                                    pursuant  to [an  indenture]  [a pooling and
                                    servicing  agreement]  [master  pooling  and
                                    servicing  agreement [as  supplemented  by a
                                    series   supplement]  [trust  agreement  [an
                                    indenture] dated as of [ ], 19[ ] (the "Term
                                    Asset  Agreement"),  among  the  Term  Asset
                                    Trustee, [the Term Asset Issuer], [Seller] and [Servicer].

Ratings..........................   [  ]  by  [  ]  [and  [  ]  by  [  ]].   See
                                    "Description of the Term Assets - Ratings of
                                    Term Assets".

Other Deposited Assets

[Provide similar tabular summary description of the principal economic terms of any credit support or other ancillary or incidental asset]


                        SUMMARY OF PROSPECTUS SUPPLEMENT

     The following summary does not purport to be complete and is qualified in its entirety by reference to the detained information appearing elsewhere herein and in the Prospectus.

Depositor .......................   Structured   Products   Corp.,  an  indirect
                                    wholly-owned  subsidiary  of  Salomon  Smith
                                    Barney Holdings, Inc. and an affiliate of [an] [the] Underwriter (the "Company"). See
                                    "The Company" in the Prospectus.

Certificates.....................   The Certificates, each of which represents a
                                    fractional  undivided beneficial interest in
                                    the Trust,  will be issued  pursuant  to the
                                    Trust  Agreement.   The  Certificates   will
                                    consists of [ ] classes, designated as Class
                                    [  ]  Certificates   [and]  [,]  Class  [  ]
                                    Certificates  [and [specify other classes]],
                                    [all]  of  which  [all  but  the  Class  [ ]
                                    Certificates]   are  being  offered   hereby
                                    (collectively, the "Certificates").

                                    The  Certificate   Principal  Balance  of  a
                                    Certificate    outstanding   at   any   time
                                    represents   the  maximum  amount  that  the
                                    holder  thereof  is  entitled  to receive as
                                    distributions  allocable to  principal.  The
                                    Certificate    Principal    Balance   of   a
                                    Certificate   will  decline  to  the  extent
                                    distributions  allocable  to  principal  are
                                    made to such holder. [The Notional amount of
                                    the Class [ ] Certificates as of any date of
                                    determination   is   equal   to   [specify].
                                    Reference  to  the  Notional  amount  of the
                                    Class  [  ]   Certificates   is  solely  for
                                    convenience  in  determining  the  basis  on
                                    which   distributions   on  the  Class  [  ]
                                    Certificates are calculated [and determining
                                    the     relative     voting     fights    of
                                    Certificateholders of Class [ ] Certificates for purposes of voting on a class-by-class basis or otherwise]. The Notional Amount does not represent the right to receive any distributions allocable to principal.]

                                    [The Class [ ]  Certificates,  which are not
                                    being offered hereby,  have in the aggregate
                                    an initial Certificate  Principal balance of
                                    [$]  _____  (approximate)  and a  [Variable]
                                    Pass-Through Rate [of ____%].  The Class [ ]
                                    Certificates  represent the right to receive
                                    distributions    in    respect    of   their
                                    Certificate  Principal  balance and interest
                                    thereon  at  their  applicable  Pass-Through
                                    Rate.]   Shortfalls  in   collections   with
                                    respect  to the  Deposited  Assets  will  be
                                    allocated   solely   to   the   Class   [  ]
                                    Certificates  to the extent  provided herein
                                    and, thereafter, will be allocated among the
                                    Certificates and the Class [ ] Certificates,
                                    as   provided   herein.   [The   Class  [  ]
                                    Certificates  will  be  transferred  by  the
                                    Company   to  an   affiliate   on  or  about
                                    _______,19__ (the "Closing Date"), and may be sold at any time in accordance with any restrictions in the Trust Agreement.]]

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                                      S-5

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The Term Assets .................   Interest On the Term  Assets  accrues At the
                                    Term   Assets  Rate  for  each  Term  Assets
                                    Accrual  Period  and is payable on each Term
                                    Assets  Payment Date.  The entire  principal
                                    amount of the Term Assets will be payable on
                                    the Term Assets  Final  Payment  Date.  [The
                                    Term  Assets   have  a  remaining   term  to
                                    maturity of approximately ____ years.] [As of the Cut-off Date, the pool of Term Assets have a weighted average interest rate of ____% and a weighted average remaining term to maturity of approximately ____ years.]

[Other Deposited
Assets and Credit
Support..........................   The  Deposited   Assets  will  also  include
                                    [direct  obligations  of the United  States]
                                    [describe  any assets which are ancillary or
                                    incidental  to the  Term  Assets,  including
                                    hedging   contracts  such  as  puts,  calls,
                                    interest rate swaps, currency swaps, floors,
                                    caps and  collars)  (such  assets,  together
                                    with  the  Term   Assets,   the   "Deposited
                                    Assets").  See "Description of the Deposited
                                    Assets".

                                    The  [Certificateholders]  of  the  [specify
                                    particular classes] will have the benefit of
                                    [describe  credit  support]  to  support  or
                                    ensure   the    [servicing    and]   [timely
                                    [ultimate]] distribution of amounts due with respect to the Deposited Assets[, including providing certain coverage with respect to losses thereon.]

Distributions....................   Holders of the Certificates will be entitled
                                    to receive on each Distribution Date, to the
                                    extent   of   available    funds   on   such
                                    Distribution  Date,  after  payment  of  the
                                    expenses  of the Trust,  and its  respective
                                    agents, (i) distributions payable in respect
                                    of  or   allocable   to   interest   at  the
                                    applicable    Pass-Through   Rate   on   the
                                    applicable  Certificate  Principal  balance,
                                    (ii) distributions  payable in respect of or
                                    allocable  to  principal  and  (iii) [in the
                                    case   of    ____________,]    distributions
                                    allocable  to premium  (if any) in an amount
                                    equal to all  payments  to premium  (if any)
                                    received   on  the  Term   Assets   for  the
                                    applicable Collection Period.  Distributions
                                    will be made on the  Certificates  only  if,
                                    and to the extent  that,  payments  are made
                                    with respect to the Deposited  Assets or are
                                    otherwise  covered  by any  Credit  Support.
                                    [The  holders of the Class [ ]  Certificates
                                    will  be   entitled   to   receive  on  each
                                    Distribution Date distributions allocable to
                                    interest  in an  amount  equal to  [describe
                                    Stripped  Interest].]  [The  holders  of the
                                    Class [ ] Certificates  will not be entitled
                                    to receive any  distributions  allocable  to
                                    principal   or   premium   (if   any),]  See
                                    "Description     of     the     Certificates
                                    --Distributions".

Special Distribution
Dates............................   If a payment with respect to the Term Assets
                                    is made after the Term Assets  Payment  Date
                                    on which  such  payment  was due,  then such
                                    amount  shall  be  distributed  on the  next
                                    occurring    Business    Day   (a   "Special
                                    Distribution  Date")  as if such  funds  had
                                    been  available  on  the  Distribution  Date
                                    immediately     preceding    such    Special
                                    Distribution Date; provided,  however,  that
                                    the   Record    Date   for   such    Special
                                    Distribution  Date  shall be [five  Business
                                    Days  (as  such  term  is   defined  in  the
                                    Prospectus, "Business Day") prior to the day on] which the related payment was received from the Term Assets trustee.

Subordination....................   As  to  the  extent  described  herein,  the
                                    rights  of  the  holders  of the  Class  [ ]
                                    Certificates  [and specify other classes] to
                                    receive distributions of principal,  premium
                                    (if any),  and interest  with respect to the
                                    Deposited Assets will be subordinated to the
                                    rights  of  the  holders  of the  Class  [ ]
                                    Certificates    with   respect   to   losses
                                    attributable to principal,  premium (if any)
                                    and interest  realized on a Deposited  Asset
                                    (such  losses,   "Realized   Losses").   See
                                    "Description    of    the    Certificates --
                                    Allocation of Losses; Subordination".

Optional Termination.............   At its option,  the  [Company]  may purchase
                                    all the Deposited Assets in the Trust, and thereby cause the termination of the Trust and early retirement of the Certificates, on any Distribution Date on which the aggregate principal amount of the Deposited Assets remaining in the Trust is less than [10%] of the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    aggregate  principal amount of the Deposited
                                    Assets as of the Cut-off  Date  [Specify any
                                    other  purchase or repurchase  option of the
                                    Company or any Holder of Certificates.]  See
                                    "Description   of  the  Trust   Agreement --
                                    Termination" herein.

Termination of the
Trust............................   The Trust  Agreement will terminate upon the
                                    final distribution of Certificateholders of all amounts due in respect of the Deposited
                                    Assets. [Describe any further termination events].

Certain Federal
Income Tax
Consequences.....................   See    "Certain     Federal    Income    Tax
                                    Consequences".

Ratings..........................   It is a  condition  to the  issuance  of the
                                    Certificates  that the certificates have the
                                    ratings  specified  above under  "Summary of
                                    Principal Economic Terms -- The Certificates
                                    -- Ratings".  A  security  rating  is  not a
                                    recommendation   to   buy,   sell   or  hold
                                    securities and may be subject to revision or
                                    withdrawal   at  anytime  by  the  assigning
                                    rating  agency.  A security  rating does not
                                    address  the   occurrence  or  frequency  of
                                    redemptions or prepayments on, or extensions
                                    of the  maturity of, the  Deposited  Assets,
                                    the   corresponding   effect   on  yield  to
                                    investors [or whether investors in the Class
                                    [ ] Certificates may fail to recover fully their initial investment]. See "Ratings".

ERISA Considerations.............   See "ERISA Considerations".

                                  RISK FACTORS

[Describe risk factors and special considerations applicable to the specific Term Assets, other Deposited Assets and the particular structure of the Certificates being offered, including factors relating to the yield of the Certificates and risks associated with the Deposited Assets and the terms thereof, as described elsewhere herein.] See "Risk Factors" and "Maturity and Yield Considerations" in the Prospectus

     No Detailed Information About Term Assets or Term Assets Issuer

     This Prospectus Supplement does not provide detailed information with respect to the Term Assets or the Term Assets Issuer, any risk factors relating thereto, or any rights or obligations, legal, financial or otherwise, arising under or related to the Term Assets.

     Trust's Relationship to the Company. The Company is not obligated to make any payments in respect of the Certificates or the Term Assets.

     The Term Assets do not represent obligations of the company. Prospective investors should avail themselves of the same information concerning each [Issuer] [Seller], [Servicer] and Term Asset as they would if they were purchasing the Term Assets or similar investments backed by or representing interests in Receivables.

     Maturity and Prepayment Assumptions. The rate of payment of principal of the Certificates, the aggregate amount of each distribution on, and the yield to maturity of, the Certificates will depend on the rate of payment of principal of the Term Assets. [Describe particular risks of particular Classes, if applicable.] The Term assets are generally subject to early amortization upon the occurrence of any of the amortization events applicable to such Term assets as described herein and in the prospectus used in connection with the offering of such Term Assets (the "Term Assets Prospectus").

     The rate of payment of principal of the Certificates may also be affected by the repurchase by each Term Asset Issuer of the Term Assets issued by such Term Asset Issuer at a purchase price equal to a percentage of the principal balance thereof plus accrued and unpaid interest, which right is exercisable only after the aggregate


--------------------------------------------------------------------------------
principal balance of the Term Assets is less than a specified percentage of their original principal balance. In such event the repurchase price paid by the Term Asset Issuer would be passed through to the Certificateholders.

No Assurance of Liquidity

     There is no assurance that any secondary market will develop or be maintained for any class of Certificates. While the Underwriter intends to maintain a secondary market for Certificates, it is not obligated to do so. There can be no assurance that a secondary market in the Certificates will develop or, if it does develop, that it will remain in existence for any period of time. The absence of a secondary market would adversely affect the liquidity of the Certificates.

                             FORMATION OF THE TRUST

     The Trust will be formed pursuant to the Trust Agreement between the Company and the Owner Trustee. Concurrently with the execution and delivery of the Trust Agreement, the Company will deposit the Term Assets (or proceeds of the offering sufficient to purchase the Term Assets) in the Trust. The Owner Trustee, on behalf of the Trust, will accept (or purchase) such Term Assets and will deliver the Certificates to or upon the order of the Company.

     The Term Assets will be purchased by the Company in the secondary market (either directly or through an affiliate of the Company). The Term Asset will not be acquired from the Term Assets Issuer as part of any distribution by or pursuant to any agreement with the Term Assets Issuer. The Term Assets Issuer is not participating in this offering and will not receive any of the proceeds of the sale of the Term Assets to the Company or the issuance of the Certificates.

                       DESCRIPTION OF THE DEPOSITED ASSETS

General

     This Prospectus Supplement sets forth certain relevant terms with respect to the Term Assets, but does not provide detailed information with respect to the Term Assets. This Prospectus Supplement relates only to the Certificates offered hereby and does not relate to the Deposited Assets. All disclosure contained herein with respect to the Term Assets is derived from publicly available documents. [Describe publicly available documents] [The] [Each]
[describe portion that is subject] Term Asset Issuer is subject to the information reporting requirements of the Exchange Act. Although the Company has no reason to believe the information concerning the Term Assets, [the] [each] Term Asset Issuer or each Term Asset Prospectus related to the Term Assets is not reliable, neither the Company nor any of the Underwriters has participated in the preparation of such documents, or made any due diligence inquiry with resect to the information provided therein. There can be no assurance that events affecting the term Assets or any Term Asset Issuer have not occurred, which have not yet been publicly disclosed, which would affect the accuracy or completeness of the publicly available documents described above.

[SELECT ONE OF THE FOLLOWING BRACKETED SELECTIONS] [Alternative 1: specify debt security or a pool of such debt securities issued by one or more corporations, banking organizations or insurance companies] [Alternative 2: specify obligations of one or more foreign private issuers] [Alternative 3: specify debt security or pool of such debt securities which represent obligations of the United States of America, any agency thereof for the payment of which the full faith and credit of the United States of America is pledged, or a United States governmental sponsored organization created pursuant to a federal statue (a "GSE")] [Alternative 4: specify debt security or pool of such debt securities which represent obligations issued by or guaranteed by a foreign government, political subdivision or agency or instrumentality thereof] [Alternative 5: specify pool of Receivables or interest therein or Credit Card Securities].

                         DESCRIPTION OF THE TERM ASSETS

[Use the following where the Term Assets consist of a single public security]

     [The table below sets forth certain of the characteristics of the Term Assets. The table does not purport to be complete and is subject to, and qualified in its entirety by reference to, any prospectuses pursuant to which the Term Assets were offered and sold.

Terms of Term Assets


Term Assets Issuer:

Term Assets:                                                _______, due _______

Dated:

Original Principal Maturity Date:

Original Par Value Amount Issued:

CUSIP Number:

Stated Interest Rate:

Interest Payment Dates:

Mode of Payment of Term Assets:

Par Value Amount of Term Assets Deposited Under Trust
Agreement:


     The Term Assets will be held by the Trustee for the Owners of Certificates as book-entry credits to an account of the Trustee at DTC.

Available Information

     The Term Assets Issuer is subject to the information requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports and other information with the Commission. Such reports, proxy and information statements and other information filed by the Term Assets Issuer with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's regional offices at 500 West Madison Street, 14th Floor, Chicago, Illinois 60661 and 75 Park Place, New York, New York 10007. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy statements and other information regarding registrants that file electronically with the Commission. [In addition, certain material described above and other information will also be available for inspection at the offices of the New York Stock Exchange at 20 Broad Street, New York, New York.]]

                    [Insert Bracketed Language if Applicable]

     [THE FEDERAL NATIONAL MORTGAGE ASSOCIATION

     The Federal National Mortgage Association ("Fannie Mae") is a federally chartered and stockholder-owned corporation organized and existing under the Federal National Mortgage Association Charter Act, 12 U.S.C. ss. 1716 et seq. It is the largest investor in home mortgage loans in the United States. Fannie Mae originally was established in 1938, as a United States government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder-owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market by purchasing mortgage loans from lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase loans from many capital market investors that ordinarily may not invest in mortgage loans, thereby expanding the total amount of funds available for housing. Operating nationwide, Fannie Mae helps to redistribute mortgage funds from capital-surplus to capital-short areas. Fannie Mae also issues mortgaged-backed securities ("MBS"). Fannie Mae receives guaranty fees for its guaranty of timely payment of principal of and interest on MBS. Fannie Mae issues MBS primarily in exchange for pools of mortgage loans from lenders. The issuance of MBS enables Fannie Mae to further its statutory purpose of increasing the liquidity of residential mortgage loans.

     Fannie Mae prepares an Information Statement annually which describes Fannie Mae, its business and operations and contains Fannie Mae's audited financial statements. From time to time Fannie Mae prepares supplements to its Information Statement which include certain unaudited financial data and other information concerning the business and operations of Fannie Mae. These documents can be obtained without charge from Paul Paquin, Senior Vice President -- Investor Relations, Fannie Mae, 3900 Wisconsin Avenue, N.W., Washington, D.C. 20016 (telephone: (202) 752-7115). Fannie Mae is not subject to the periodic reporting requirements of the Securities Exchange Act of 1934.]

     [THE FEDERAL HOME LOAN MORTGAGE CORPORATION

     The Federal Home Loan Mortgage Corporation ("Freddie Mac") is a publicly held government-sponsored enterprise created on July 24, 1970 pursuant to the Federal Home Loan Mortgage Corporation Act, Title III of the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac's statutory mission is to provide stability in the secondary market for home mortgages, to respond appropriately to the private capital market and to provide ongoing assistance to the secondary market for home mortgages (including mortgages secured by housing for low-and moderate-income families involving a reasonable economic return to Freddie Mac) by increasing the liquidity of mortgage investments and improving the distribution of investment capital available for home mortgage financing. The principal activity of Freddie Mac consists of the purchase of first lien, conventional, residential mortgages and participation interests in such mortgages from mortgage lending institutions and the resale of the mortgages so purchased in the form of guaranteed mortgage securities. Freddie Mac generally matches and finances its purchases or mortgages with sales of guaranteed securities. Mortgages retained by Freddie Mac are financed with short-and long-term debt, cash temporarily held pending disbursement to security holders, and equity capital.

     Freddie Mac prepares an Information Statement annually which describes Freddie Mac, its business and operations and contains Freddie Mac's audited financial statements. From time to time Freddie Mac prepares supplements to its Information Statement which include certain unaudited financial data and other information concerning the business and operations of Freddie Mac. These documents can be obtained from Freddie Mac by writing or calling Freddie Mac's Investor Inquiry Department at 8200 Jones Branch Drive, McLean, Virginia 22102 (outside Washington, D.C. metropolitan area, telephone (800) 336-3672; within Washington, D.C. metropolitan area, telephone (703) 759-8160). Freddie Mac is not subject to the periodic reporting requirements of the Securities Exchange Act of 1934.]

     [THE STUDENT LOAN MARKETING ASSOCIATION

     The Student Loan Marketing Association ("Sallie Mae") is a stockholder-owned corporation established by the 1972 amendments to the Higher Education Act of 1965, as amended, to provide liquidity, primarily through secondary market and warehousing activities, for lenders participating in the Federal Family Education Loan ("FFEL") program and the Health Education Assistance Loan Program. Under the Higher Education Act, Sallie Mae is authorized to purchase, warehouse, sell and offer participations or pooled interests in, or otherwise deal in, student loans, including, but not limited to, loans insured under the FFEL program, and to make commitments for any of the foregoing. Sallie Mae is also authorized to buy, sell, hold, underwrite and otherwise deal in obligations of eligible lenders, if such obligations are issued by such eligible lender for the purpose of making or purchasing federally guaranteed student loans under the Higher Education Act. As a federally chartered corporation, Sallie Mae's structure and operational authorities are subject to revision by amendments to the Higher Education Act of other federal enactments. Sallie Mae prepares an Information Statement annually which describes Sallie Mae, its business and operations and contains Sallie Mae's audited financial statements. From time to time Sallie Mae prepares supplements to its Information Statement which include certain unaudited financial data and other information concerning the business and operations of Sallie Mae. These documents can be obtained without charge upon written request to the Corporate and Investor Relations Division of Sallie Mae at 1050 Thomas Jefferson Street, N.W., Washington, D.C. 20007, telephone (202) 298-3010. Sallie Mae is not subject to the periodic reporting requirements of the Securities Exchange Act of 1934.]

     [THE RESOLUTION FUNDING CORPORATION

     The Resolution Funding Corporation ("REFCORP") is a mixed-ownership government corporation established by Title V of the Financial Institutions
Reform, Recovery, and Enforcement Act of 1989 (the "FIRRE Act"). The sole purpose of the REFCORP is to provide financing for the Resolution Trust Corporation (the "RTC"). REFCORP is to be dissolved, as soon as practicable, after the maturity and full payment of all obligations issued by it. REFCORP is subject to the general oversight and direction of the Oversight Board, which is comprised of the Secretary of the Treasury, the Chairman of the Federal Reserve Board of Governors, the Secretary of Housing and Urban Development and two independent members from different political parties to be appointed by the President with the advice and consent of the Senate. The day-to-day operations of REFRCORP are under the management of a three-member Directorate comprised of the Director of the Office of Finance of the FHLBs and two members selected by the Oversight Board from among the presidents of twelve FHLBs. The RTC was established by the FIRRE Act to manage and resolve cases involving failed savings and loan institutions pursuant to policies established by the Oversight Board. The RTC is to manage and resolve cases for which a receiver or conservator was appointed between January 1, 1989 through August 9, 1992. The RTC is authorized to issue nonvoting capital certificates to REFCORP in exchange for the funds transferred from REFCORP to the RTC. The RTC will terminate on or before December 31, 1996. The FIRRE Act limits the aggregate principal amount of interest bearing obligations which may be issued by REFCORP to $30 billion, which amount of obligations was issued in 1989. Pursuant to the FIRRE Act, the net proceeds of these obligations are used to purchase nonvoting capital
certificates   issued  by  the  RTC  or  to  retire  previously  issued  REFCORP obligations.

     Information concerning REFCORP may be obtained from the Resolution Funding Corporation, Suite 850, 655 Fifteenth Street, N.W., Washington, D.C. 20005. REFCORP is not subject to the periodic reporting requirements of the Securities Exchange Act of 1934.]

     [THE FEDERAL HOME LOAN BANKS

     The Federal Home Loan Banks constitute a system of twelve federally chartered corporations (collectively, the "FHLBs"). The mission of each FHLB is to enhance the availability of residential mortgage credit by providing a readily available, low-cost source of funds to its member institutions. A primary source of funds for the FHLBs is the proceeds from the sale to the public of debt instruments issued by the Federal Housing Finance Board, which are the joint and several obligations of all of the FHLBs. The FHLBs are supervised and regulated by the Federal Housing Finance Board, which is an independent federal agency in the executive branch of the United States government, but obligations of the FHLBs are not obligations of the United States government.

     The Federal Home Loan Bank System produces annual and quarterly financial reports in connection with the original offering and issuance by the Federal Housing Finance Board of consolidated bonds and consolidated notes of the FHLBs. Questions regarding the Federal Home Loan Banks Combined Financial Statement should be directed to the Deputy Director, Financial Reporting and Operations Divisions, Federal Housing Finance Board, 1777 F Street, N.W., Washington, D.C. 20006, (202) 406-2901. Copies of the Financial Reports will be furnished upon request to the Capital Markets Divisions, Office of Finance.]

     [TENNESSEE VALLEY AUTHORITY

     TVA is a wholly owned corporate agency and instrumentality of the United States of America established pursuant to the Tennessee Valley Authority Act of 1933, as amended (the "TVA Act"). TVA's objective is to develop the resources of the Tennessee Valley region in order to strengthen the regional and national economy and the national defense. The programs of TVA consist of power and nonpower programs. The power program is required to be self-supporting from revenues it produces. The TVA Act authorizes TVA to issue evidences of indebtedness that may only be used to finance its power program. TVA prepares an Information Statement annually which describes TVA, its business and operations and contains TVA's audited financial statements. From time to time TVA prepares supplements to its Information Statement which include certain unaudited financial data and other information concerning the business and operations of TVA. These documents can be obtained upon written request directed to Tennessee Valley Authority, 400 West Summit Hill Drive, Knoxville, Tennessee 37902,
Attention: Vice President and Treasurer, or by calling (615) 632-3366.]

     [FEDERAL FARM CREDIT BANKS

     The Farm Credit System is a nationwide system of lending institutions and affiliated service and other entities (the "System"). Through its Banks ("FCBs") and related associations, the System provides credit and related services to farmers, ranchers, producers and harvesters of aquatic products, rural homeowners, certain farm-related businesses, agricultural and aquatic cooperatives and rural utilities. System institutions are federally chartered under the Farm Credit Act of 1971, as amended (the "Farm Credit Act"), and are subject to regulation by a Federal agency, the Farm Credit Administration (the "FCA"). The FCBs and associations are not commonly owned or controlled. They are cooperatively owned, directly or indirectly, by their respective borrowers. Unlike commercial banks and other financial institutions that lead to the agricultural sector in addition to other sectors of the economy, under the Farm Credit Act the System institutions are restricted solely to making loans to qualified borrowers in the agricultural sector and to certain related businesses. Moreover, the System is required to make credit and other services available in all areas of the nation. In order to fulfill its broad statutory mandate, the System maintains lending units in all 50 states and the Commonwealth of Puerto Rico.

     The System obtains funds for its lending operations primarily from the sale of debt securities issued under Section 4.2(d) of the Farm Credit Act ("Systemwide Debt Securities"). The FCBs are jointly and severally liable on all Systemwide Debt Securities. Systemwide Debt Securities are issued by the FCBs through the Federal Farm Credit Banks Funding Corporation, as agent for the FCBs (the "Funding Corporation"). Each FCB determines its participation in each issue of Systemwide Debt Securities based on its funding and operating requirements, subject to the availability of eligible collateral, to determinations by the Funding Corporation as to conditions of participation and terms of each issuance, and to FCA approval.

     Important information regarding the FCBs and the Farm Credit System, including combined financial information, is contained in disclosure information made available by the Funding Corporation. This information consists of the most recent Farm Credit System Annual Information Statement and any Quarterly Information Statements issued subsequent thereto (collectively, "Information Statements") and certain press releases issued from time to time by the Funding Corporation. Such information and the Farm Credit System Annual Report to
Investors for the current and two preceding fiscal years are available for inspection at the Federal Farm Credit Banks Funding Corporation, Investment Banking Services Department, 10 Exchange Place, Suite 1401, Jersey City, New Jersey 07302; Telephone: (201) 200-8000. Upon request, the Funding Corporation will furnish, without charge, copies of the above information.]

     [GOVERNMENT TRUST CERTIFICATES

     Government Trust Certificates ("GTCs") consist of certificates evidencing undivided fractional interests in a trust, the assets of which consist of promissory notes (the "Notes"), payable in U.S. Dollars, of a certain foreign government, backed by a full faith and credit guaranty issued by the United States of America, acting through the Defense Security Assistance Agency of the Department of Defense (the "DSAA"), of the due and punctual payment of 90% of all payments of principal and interest due on the Notes and a security interest in collateral, consisting of non-callable securities issued or guaranteed by the United States government or agencies thereof, sufficient to pay the remaining 10% of all payments of principal and interest due on the Notes. Many issuances of GTCs were undertaken pursuant to Title III of the Foreign Operations, Export Financing and Related Programs Appropriations Acts (the "Appropriations Acts"), which permit borrowers to prepay certain eligible high-interest loans made by the Federal Financing Bank (the "FFB") under the Foreign Military Sales ("FMS") Credit Program. The Appropriations Acts S-19 permit prepayment of the FMS loans with the proceeds of new loans and authorize the issuance of a United States government guaranty covering no more and no less than ninety percent (90%) of the payments due on each such new loan, in accordance with the requirements of the Arms Export Control Act, as amended (the "AECA"). It is a condition to the issuance of Certificates under such program that the DSAA approve the refinancing of any such FMS loan. Although 90% of all payments of principal and interest on the Notes are guaranteed by the United States government or agencies thereof, and 10% of such payments are secured by securities of the United States government or agencies thereof, the GTCs themselves are not so guaranteed. In the event of a default on the Notes, the Trustee of the Trust would be required by the operative documents to make a claim against the United States government or an agency thereof or would be required to liquidate the collateral securing the Notes. Payments Under the Guaranty. If the borrower under the Notes (the "Borrower") fails to deposit with the related trustee (the "Trustee") all amounts due on the Notes on any Note payment date (each, a "Note

Payment Date"), the Trustee will first notify the Borrower and, one business day thereafter, will send a notice to the Director of the DSAA and to the related depositary (the "Depositary") setting forth the amounts due on the Notes on such Note Payment Date and the amounts, if any, received from the Borrower. On the [11th calendar day] following the Note Payment Date, if any amounts due on a Note remain unpaid, the Trustee will demand payment from DSAA on the applicable Guaranty in accordance with its terms. On the day the Trustee receives such payment, it will instruct the Depositary immediately to deliver sufficient funds to pay the amounts remaining unpaid on the Note.

     On the occurrence of an Event of Default (as defined in the related loan agreement), the Trustee in its discretion may proceed to protect and enforce the rights of the GTC holders under the Declaration of Trust by a suit, action or other proceeding. As provided in the loan agreement, the Guaranty and the Depositary Agreement, the Trustee has the legal power to exercise all the rights, powers and privileges of a holder of the Note.

     The Trustee is required to take all necessary action, as permitted by the Declaration of Trust and applicable law (i) to enforce payments due from DSAA under the Guaranty and (ii) to take possession of collateral maturing or paying interest on or prior to the Note payment date on which default occurred, and to apply such funds in accordance with the Declaration of Trust for the benefit of holders of GTCs. The Trustee is required to notify the Borrower upon taking the foregoing actions. Neither the Trust holding a Note nor DSAA has the right to accelerate payment of the Note, notwithstanding any failure of the Borrower to make payment on the Note or other Event of Default with respect to the Note. [The applicable Prospectus Supplement will specify, to the extent GTCs are included as Underlying Securities, the waiting period that must elapse before reimbursement for a default on the Notes, and the delay between payment on the Notes and payment on the GTCs that is built into the GTCs to protect against a delay in reimbursement.

     In addition, the related Prospectus Supplement will specify, to the extent applicable: (i) the aggregate principal amount of such GTCs; (ii) the coupon, if any, borne by such GTCs; (iii) the stated maturity of each GTC; (iv) the identity of each underlying obligor; and (v) the conditions under which, and the terms on which, any underlying obligation may be prepaid or redeemed prior to the stated maturity of the obligation.]]

     [AID-GUARANTEED UNDERLYING SECURITIES

     General. AID-Guaranteed Underlying Securities consist of notes, bonds, credit facilities and other debt instruments which are issued or arranged by intermediary financial institutions ("IFIs") and guaranteed in whole or in part by AID. Most AID guarantees are established under the auspices of the Private
Sector  Investment  Program (the  "Investment  Program"),  created in 1983 under
Section 108 of the Foreign Assistance Act of 1961 and administered by AID. The Investment Program seeks to promote sustainable economic development by strengthening the private sector in developing countries, primarily through the facilitation of small business financing needs. In 1988 Congress provided the Investment Program with loan guarantee authority, and guarantees have become the Investment Program's principal financing instrument. AID guarantees are backed by the full faith and credit of the United States government. AID Housing Guaranty Program. The Housing Guaranty Program (the "Housing Program") is administered by the AID Office of Housing and Urban Programs. The Housing Program facilitates collaboration between AID and host-country housing institution borrowers in both the public and private sectors. Under the Housing Program AID participates in the planning, structuring and execution of a housing or shelter finance program. Through the conclusion of "implementation Agreements" the Housing Program aids developing countries in securing favorable terms in U.S. capital markets for a U.S. government-guaranteed loan. Payments under the AID Guarantees. Pursuant to the Fiscal Agency Agreement, if the Borrower does not deposit with the Fiscal Agent thereunder at or before 12 o'clock noon, New York City time, on any date on which a payment of principal, interest or maturity amount on the guaranteed AID-Guaranteed Underlying Securities is due (each, an "AID-Guaranteed Underlying Security Payment Date"), immediately available funds in an amount sufficient to pay in full any interest and principal, and any maturity amount, due on such AID-Guaranteed Underlying
Security Payment Date with respect to the guaranteed AID-Guaranteed Underlying Securities, the Fiscal Agent, acting on behalf of the holders of the guaranteed AID-Guaranteed Underlying Securities, is obligated to make a demand upon AID, not later than 2 o'clock p.m., New York City time, on such AID-Guaranteed Underlying Security Payment Date for payment pursuant to the guarantees.

     Pursuant  to the  guarantees,  AID is  required,  not later  than three (3)
Business Days following receipt of such demand, to pay to the demanding AID-Guaranteed Underlying Securityholders the applicable guaranteed amount. Upon receipt by the Fiscal Agent of payments from AID pursuant to the guarantees, the Fiscal Agent will be required, if such payments are received at or prior to 12 o'clock noon, New York City time, on any Business Date, to remit such payments to the registered holders of the guaranteed AID-S-21 Guaranteed Underlying Securities entitled thereto on such Business Day and, if such payments are received after such time, to remit such payments to such registered holders on the next such Business Day.

     Each AID-Guaranteed Underlying Securityholder is deemed by the acceptance of a guaranteed AID-Guaranteed Underlying Security to have irrevocably appointed the Fiscal Agent as its agent for the purpose of making a demand for payment upon AID pursuant to the guarantees and receiving any payment to an AID-Guaranteed Underlying Securityholder by AID pursuant to the guarantees. The Regulations also provide that any AID-Guaranteed Underlying Securityholder may make demand for payment on AID under a Guarantee on its own behalf immediately upon the failure of the Borrower to make any payment when due under such AID-Guaranteed Underlying Securityholder's guaranteed AID-Guaranteed Underlying Security. All payments made by AID to the Fiscal Agent pursuant to the guarantees will be held in trust by the Fiscal Agent solely for the benefit of the registered holders of the guaranteed AID-Guaranteed Underlying Securities until remitted to such holders. AID will be discharged from its obligations to make a payment pursuant to the guarantees upon the making of such payment to the Fiscal Agent on behalf of the AID-Guaranteed Underlying Securityholders, provided that such discharge will be effective only as to such payment and to the extent of the amount of such payment.

     Events of Default. As provided by the terms of each AID-Guaranteed Underlying Security, an Event of Default will be deemed to have occurred if the borrower fails to make any payment on such AID-Guaranteed Underlying Security on the applicable Payment Date. On the occurrence of an Event of Default, the trustee of such AID-Guaranteed Underlying Security (the "Underlying Trustee") or the Trustee may make demand on AID under the guarantees. However, none of the Fiscal Agent, the Trustee or AID may accelerate payment of any AID-Guaranteed Underlying Security, notwithstanding any failure of the borrower to make payment on the AID-Guaranteed Underlying Securities.

[Use the following where the Term Assets consist of a pool of public securities]

     [The Deposited Assets will consist primarily of the Underlying Securities, which are a pool of [Alternative 1: specify debt security or a pool of such debt securities issued by one or more corporations, banking organizations or insurance companies] [Alternative 2: specify obligations of one or more foreign private issuers] [Alternative 3: specify debt security or pool of such debt securities which represent obligations of the United States of America, any agency thereof for the payment of which the full faith and credit of the United States of America is pledged, or a United States governmental sponsored organization created pursuant to a federal statue (a "GSE")] [Alternative 4: specify debt security or pool of such debt securities which represent obligations issued by or guaranteed by a foreign government, political subdivision or agency or instrumentality thereof]. The Underlying Securities will be purchased by the Depositor in the secondary market (either directly or through an affiliate of the Depositor) and will be deposited into the Trust. The Underlying Securities will not be acquired either from the respective obligors on the Underlying Securities or pursuant to any distribution by or agreement with such obligors.

     The composition of the Underlying Securities pool and the distribution by ratings, remaining term to maturity and interest rate of the Underlying Securities as of the Cut-off Date are as set forth below:

                      Composition Of The Underlying Securities Pool
                                As Of The Cut-Off Date

                      Number of Underlying Securities:
                      Aggregate Principal Balance:                  [$]
                      Average Principal Balance:                    [$]
                      Largest Balance:                              [$]
                      Weighted Average Interest Rate:               [%]
                      Weighted Average Original Term
                      to Maturity:                                  years
                      Weighted Average Remaining Term
                      to Maturity:                                  years
                      Longest Remaining Term
                      to Maturity:                                  years




                     Distribution by Industry Classification
            of the Underlying Securities Pool as of the Cut-Off Date

                                                                  Percentage of
                                                  Aggregate         Aggregate
                                                  Principal         Principal
   Rating                     Number               Balance           Balance
--------------            --------------        --------------   --------------

Total
                          ==============        ==============   ==============


                   Distribution by Remaining Term to Maturity
            of the Underlying Securities Pool as of the Cut-Off Date

                                                                  Percentage of
                                                  Aggregate         Aggregate
                                                  Principal         Principal
   Rating                     Number               Balance           Balance
--------------            --------------        --------------   --------------

Total
                          ==============        ==============   ==============



                      Distribution by Interest Rate of the
                Underlying Securities Pool as of the Cut-Off Date

                                                                  Percentage of
                                                  Aggregate         Aggregate
                                                  Principal         Principal
   Rating                     Number               Balance           Balance
--------------            --------------        --------------   --------------

Total
                          ==============        ==============   ==============



     As of the Cut-off Date, [all of] [approximately _____% of] such Underlying Securities were rated [investment grade] [specify particular rating] by at least one nationally recognized rating agency, and no obligor of any Underlying Security was in default in the payment of any installments of principal, interest or premium (if any) with respect thereto. Any such rating of any of the Underlying Securities is not a recommendation to purchase, hold or sell such Underlying Security or the Certificates, and there can be no assurance that a rating will remain for any given period of time or that a rating will not be lowered or withdrawn entirely by a rating agency if in its judgment circumstances in the future so warrant. See "Ratings" herein and "Risk Factors--Ratings of the Certificates" in the accompanying Prospectus regarding certain considerations applicable to the ratings of the Certificates.]

[Use the following where the Term Assets consist of a pool of Credit Card Securities of multiple issuers]

     [The Deposited Assets will consist primarily of the Term Assets, which are a pool of publicly issued Credit Card Securities. The Term Assets will be purchased by the Company or the Trust in the secondary market (either directly or through an affiliate of the Company) and will be deposited into the Trust. The Term Assets will not be acquired either from the respective issuers of the Term Assets or pursuant to any distribution by or agreement with such issuers.]


                         DESCRIPTION OF THE TERM ASSETS


Issuer ..........................
Servicer.........................
Trustee .........................
Designation......................
Percentage of total Term Assets pool
Investor amount..................
Series Termination Date (1)......
Certificate Rate.................
Monthly payment Date (2).........
Commencement of Controlled
 Amortization/Accumulation Period (3)
Minimum Seller's percentage......
Cash Collateral guaranty (4) Amount         .
Percentage of Subordinated
 Class ___ Certificates .........
Optional Repurchase Percentage...
Ratings (5)......................

-------------

(1)  Includes  defined  terms:   Series   Termination  Date  and  Stated  Series
     Termination Date.

(2)  Includes defined terms: Payment Date and Distribution Date.

(3)  Includes  defined  terms:   Controlled   Amortization  Period,   Controlled
     Accumulation Period and Controlled Liquidation Period.

(4) A "Cash Collateral guaranty" generally provides, that in the event that a deficiency exists with respect to a payment of interest and/or principal, an amount equal to such deficiency may be withdrawn from the case collateral account and applied to such deficiency up to the amount provided in the Term Asset Agreement.

(5)  As of ____________, 199_.]

General

     This Prospectus Supplement sets forth certain relevant terms with respect to the Term Assets, but does not provide detailed information with respect to the Term Assets. This Prospectus Supplement relates only to the Securities offered hereby and does not relate to the Term Assets.

     [Each] [describe portion that is subject] Term Asset Issuer is subject to the information requirements of the Exchange Act. Accordingly, each such Term Asset Issuer is required to file reports, and other information with respect to the Term Asset Issuer with the Commission. Copies of such reports and other information may be inspected and copied at certain offices of the Commission at the address listed under "Available Information" in the Prospectus.

     Neither the Company nor the Underwriter[s participated in the preparation of such reports. Such reports and information will have been prepared by the respective Term Asset Issuer [Servicer] and will not be independently verified by the Company or the Underwriter. There can be no assurance that events have not occurred, which have not yet been publicly disclosed, which would affect the accuracy or completeness of any statements included in such servicer reports or in the publicly available documents filed by or on behalf of the Term Assets Issuer.

     Although the Company has no reason to believe the information concerning the Term Assets, the Term Asset Issuer, or each Term Assets Prospectus is not reliable, the Company has not verified either its accuracy or its completeness. Such information is as of the date of each related prospectus and comparable information if given as of the date hereof may be different.

     Set forth below is certain information excerpted and summarized from each Term Assets Prospectus.

     [Include information as applicable][The Term Assets of the Trust will consist solely of initially $_______ aggregate principal amount of ________ __% Debentures, due _______ issued by the Term Assets Issuer, having the characteristics described in the Term Assets Prospectus. The Term Assets were originally issued by the Term Assets Issuer as part of an underwritten public offering of $_______ aggregate principal amount of such securities, pursuant to a registration statement on [Form S-3][Insert applicable form/schedule] (together with all amendments and exhibits thereto, the "Term Assets Registration Statement"), filed by the Term Assets Issuer with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"). Distributions are required to be made on the Term Assets semiannually on the ___ day of each _______ and ______, commencing ________ (each, a "Term Assets Payment Date"), or if such day is not a Business Day, on the next succeeding Business Day.

     The Term Assets deposited in the Trust represent the sole assets of the Trust that are available to make distributions in respect of the Certificates. Consequently, the ability of Certificateholders to receive distributions in respect of the Certificates will depend on the Trust's receipt of payments on, or in respect of, the Term Assets. This Prospectus Supplement relates only to the Certificates being offered hereby and does not relate to the Term Assets.

     The disclosure under this caption in the Prospectus Supplement is intended primarily to identify the Term Assets and does not purport to summarize the Term Assets or to provide information with respect to the Term Assets Issuer. Such information does not purport to be complete and is qualified in its entirety by, and should be read in conjunction with, (i) the Term Assets Prospectus, and (ii) the Term Assets Registration Statement, of which the Term Assets Prospectus is a part. This Prospectus Supplement relates only to the Certificates offered hereby and does not relate to an offering of the Term Assets. No representation is made by the Trust, the Trustee or the Company as to the accuracy or completeness of the information contained in the Term Assets Prospectus or the Term Assets Registration Statement.]

     [The Term Assets have been issued pursuant to agreements entered into between various sellers and various trustees. The following summary describes certain general terms of such agreements, but investors should refer to the agreements themselves for all the terms governing the Terms Assets.]

     [Each Term Asset represents an interest in Receivables, including the right to a percentage of cardholder payments on the Receivables. The assets of each Term Asset Issuer include a pool of Receivables arising under Accounts, funds collected or to be collected from cardholders in respect of the receivables in the Accounts, monies on deposit in certain accounts of the Term Asset Issuers and the right to draw upon various enhancements and may also include the right to receive certain interchange fees attributed to cardholder charges for merchandise. Each Term Asset represents the right to receive payments of interest for the related interest period at the applicable Term Asset Rate (as defined herein) for such interest period from collections of Receivables and, in certain circumstances, from draws on applicable enhancement, and payments of principal during the Term Asset Amortization Period (as defined herein) funded from collections of Receivables.]

     [Each seller of Receivables (each, a "Seller") holds the interest in the Receivables of a Term Asset Issuer not represented by the Term Assets, securities of the same series and any other series of securities issued by the Term Asset Issuer. Such Seller holds an undivided interest in the Term Asset Issuer (the "Seller's Interest"), including the right to a percentage (the "Seller's Percentage") of all cardholder payments on the Receivables.]

     [The Term Assets will consist of the certificates, notes or loans representing an interest in or secured by the Receivable and issued by the following Term Assets Issuers: [details of particular credit card backed certificates].]

Interest Payments

     Interest accrues on the Term Assets at the certificate rate for each class and series of such securities, from the date of the initial issuance thereof. Interest at the applicable rate will be paid to the Certificateholders [ ] [monthly] [quarterly] [semiannually] on the [ ] day of each [ ] (or, if such day is not a business day, the next succeeding business day).

     [Interest on the Term Assets is calculated on the basis of the actual number of days in the related interest period and a 360-day year.]

     The Term Assets bear interest [in the aggregate] at a [weighted average] rate per annum equal to [__%] [describe rate or method of calculation].

Principal Payments

     [Include if applicable; otherwise identify principal payment dates of Term Assets and redemption features][Generally, principal payments due to the holders of the Term Assets are scheduled to commence on the first payment date with respect to a controlled amortization period for a series of Term Assets (a "Term Asset Controlled Amortization Period") or will be provided for by accumulating collections on the Receivables for a specified period (a "Term Asset Accumulation Period") and paid on the schedule final payment date, but in either case may be paid earlier or later than such date. However, if an [Early Amortization Event, Payout Event, Liquidation Event or Economic Amortization Event] (as such terms are defined in Term Asset Agreements) (each such event, a "Term Assets Early Amortization Event") occurs, [monthly] distributions of principal to the holders of the Term Assets will begin on the first payment date following the occurrence of such Term Asset Amortization Event. See "Term Asset Amortization Events" below.

     If a Term Assets Early Amortization Event does not occur, principal will be distributed to the holder of the Term Assets on the first payments date during the applicable Term Assets Controlled Amortization Period or at the end of the Term Asset Accumulation Period. If, however, the amount of principal distributed on the scheduled final payment date is not sufficient to pay the holders of the Terms Assets in full, then monthly distributions of principal to the holders of Term Assets will occur on each Payment Date after the scheduled final payment date.]

[Include if Applicable][Investor Percentage and Seller]

     [Pursuant to the Term Asset Agreements, all amounts collected on Receivables will be allocated between the investor of the holders of the Term Assets, the investor interest of any other series and the Seller's Interest by reference to the investor percentage of the holders of the Term Assets, the investor percentage of any other series and the Seller's Percentage.

     The Seller's Percentage generally means the excess of 100% over the aggregate investor percentage of all series issued by such Term Asset Issuer then outstanding.]

[Include if Applicable][Allocation of Collections]

     [The Term Asset Servicer will deposit any payments collected by the Term Asset Servicer with respect to the Receivables and will generally allocate such amounts as follows:

     [(a) an amount equal to the applicable Seller's Percentage of the aggregate amount of deposits in respect of Principal Receivable and Finance Charge Receivables, respectively, will be paid to the holder of the Seller's Certificate;

     (b) an amount equal to the applicable investor percentage of the aggregate amount of such deposits in respect of Finance Charge Receivables will be deposited into an account for the benefit of the holders of the Term Assets;

     (c) during the Revolving Period, an amount generally equal to the applicable investor percentage of the aggregate amount of such collections in respect of Principal Receivables will be paid to the holder of the Seller's Certificate, provided, however, that such amount may not exceed the amount equal to the Seller's interest. The term "Seller's Certificate" also encompasses the terms Exchangeable Seller's Certificate and Exchangeable Transferor's Certificate. "Principal Receivables" generally consist of amount charged by cardholders for merchandise and services, amounts advanced as cash advances and the interest portion of any participation interests. "Finance Charge Receivables" generally consist of monthly periodic charges, annual fees, cash advance fees, late charges, over-the-limit fees and all other fees billed to cardholders, including administrative fees;

     (d) during the controlled amortization period, rapid amortization period or accumulation period, collections of Principal Receivables will be allocated to the holders of Term Assets based on the investor percentage, subject, during a controlled amortization period, to a cap.]]

[Term Assets Events of Default][Term Assets Early Amortization Events]

     The following is a summary of the typical Term Assets [Events of Default][Early Amortization Events] for each series of Term Assets. [Any additional Term Assets Early Amortization Events, unique to a particular series of Term Asset, will be described following the summary];

     [(a) failure to make payments to holders of Term Assets with the time periods given in the Term Asset Agreements;]

     [(b) material breaches of certain representations, warranties or covenants or failure to observe or perform in a material respect any covenant or agreement under any Term Asset Agreement;]

     [(c) occurrence of a material default by a Term Asset Servicer;]

     [(d) failure to maintain the minimum Seller's Percentage;]

     [(e) failure to maintain a certain minimum level of Receivables or Accounts, or the Seller being unable to transfer Receivables or Accounts to Term Asset Issuer;]

     [(f) certain events of bankruptcy or insolvency relating to the Seller;]

     [(g) Term Asset Issuer becomes an "investment company" within the meaning of the Investment Company Act of 11940, as amended;]

     [(h) any reduction of the portfolio yield or excess spread (averaged over any three consecutive months) to a rate below a certain rate provided in the Term Asset Agreement for such a period;]

     [(i) the available amount of the cash collateral guaranty is less than __% of the amount of the investor interest for the underlying series of Term Assets.]

[Describe  Additional  Term Asset  Events of Default  or  Specific  Amortization
Events]

     [The pool of Term Assets, together with any other assets described below any credit Support described under "Description of Credit Support", represents the sole assets of the Trust that are available to make distributions in respect of the Certificates.]

     [The Trust will have no other significant assets [other than any Credit Support or those assets referred to below] from which to make distributions of amounts due in respect of the Certificates.] Consequently, the ability of Certificateholder to receive distributions in respect of the Certificates will depend [almost] entirely on the Trust's receipt of payments on the foregoing Term Assets form [name such obligor]. This Prospectus Supplement relates only to the Certificates being offered hereby and does not relate to the Term Assets of [name such obligor]. All information contained in this Prospectus Supplement regarding [name such obligor] are derived from the publicly available documents described above. Neither the Company nor the Underwriter has participated in the preparation of such documents, or takes any responsibility for the accuracy for the accuracy or completeness of the information provided therein.]

     The Deposited Assets will also include [describe any assets which are ancillary or incidental to the Term Assets, including hedging contracts such as puts, calls, interest rate swaps, currency swaps, floors, caps, and collars, and any cash or other security pledged to support the Term Assets] (such assets, together with the Term Assets, the "Deposited Assets").

                         [DESCRIPTION OF CREDIT SUPPORT]

     For the benefit [solely] of [Class [ ] Certificates [and the Class [ ] Certificates]], Credit Support will be obtained [and will constitute part of the Trust to the extent provided below] to support or ensure the [servicing and [timely] [ultimate]] distribution of amounts due with respect to the Deposited Assets, in the form and amount described below.

[The Letter of Credit]

     Simultaneously with the Company's assignment of the Deposited Assets to the Trust, the Company will obtain the Letter of Credit from [ ] (the "Letter of Credit Bank") in favor of the Owner Trustee. The Letter of Credit will be irrevocable and will [support the [timely] [ultimate] remittance of amounts due with respect to the Deposited Assets]. [The maximum amount that may be drawn under the Letter of Credit will initially be equal to , The initial amount of the Letter of Credit will be [$] ______. Thereafter, the amount of the Letter of Credit with respect to any Distribution Date will equal [the lesser of
(i)______% of the aggregate Certificate Principal Balance outstanding on the preceding Distribution Date (after giving effect to any payment of principal made on such preceding Distribution Date) but in any event not less than [$]
______, and (ii) the amount of the Letter of Credit on the preceding Distribution Date, plus [(a) reimbursement of certain advances under the Letter of Credit and (b) recoveries on defaulted Deposited Assets] [describe other methods]. The Letter of Credit expires on ______, 19__. The Owner Trustee will be obligated, in the event of a drawing on the Letter of Credit, to pursue appropriate remedies against the Deposited Assets and other collateral, and any realization thereon shall be paid to the Letter of Credit Bank to the extent of any amounts owing, in the manner and priority specified herein.]

     [Add language regarding the Letter of Credit Bank with respect to its debt ratings, activities it engages in, regulatory authorities having jurisdiction over it and the nature of such regulation, a narrative description of its assets liabilities (including deposits) and equity, and include an address for further information concerning the Letter of Credit Bank. In addition, to the extent that the Letter of Credit will cover payment of 20% or more of the aggregate principal amount of the Certificates covered thereby, provide information of financial and other matters with respect to the Letter of Credit Bank.]]

[The Surety Bond]

     Simultaneously with the Company's assignment of the Deposited Assets to the Trust, the Company will obtain the Surety Bond from [ ] (the "Surety") in favor of the Owner Trustee. The Surety Bond will guaranty [timely] [ultimate] distributions of the principal of and premium (if any) and interest with respect to the [Class[ ]] Certificates. The Surety Bond expires on ______, 19__ . The Owner Trustee will be obligated, in the event of a drawing on the Surety Bond, to pursue appropriate remedies against the Deposited Assets and other Assets and other collateral, and any realization thereon shall be paid to the Surety to the extent of any owing, in the manner and priority specified herein.

     [Add language regarding the issuer of the Surety Bond with respect to its debt ratings, activities in engages in, regulatory authorities having jurisdiction over it and the nature of such regulation, a narrative description of its assets, liabilities (including deposits) and equity, and include and address for further information concerning the Surety. In addition, to the extent that the Surety Bond will cover payment of 20% or more of the aggregate principal amount of the Certificates covered thereby, provided information of financial and other matters with respect to the issuer of the Surety Bond.]]

[Reserve Account]

     The Company will deposit with the Owner Trustee on the Closing Date cash, letters of credit and short-term investments acceptable to the Rating Agency initially rating the Certificates in the amount of [$]______. [Collections with respect to the Deposited Assets not distributed with respect to the Certificates shall be deposited in the Reserve Account.] Amounts so deposited in such Reserve Account will be used to make payments of principal of and premium (if any) and interest on the Certificates to the extent that funds are not otherwise available. Immediately after any Distribution Date, amounts in the Reserve Account in excess of [indicate formula] [may be paid to the Company.]

                            YIELD ON THE CERTIFICATES

         [Describe factors relating to the Deposited Assets, the terms thereof and the manner and priority in which collections thereon are paid or allocated to each class of the Certificates, as described elsewhere herein.] See "Maturity and Yield Considerations" in the Prospectus.

                         DESCRIPTION OF THE CERTIFICATES

General

     The Certificates will consist of [ ] class of Certificates, designated as Class[ ] [,] [and] Class [ ] [and Class____] Certificates. The Certificates will be denominated and distributions with respect thereto will be payable in the Specified . The Certificates will be denominated and distributions with respect thereto will be payable in the Specified Currency. The Certificates represent in the aggregate the entire beneficial ownership interest in the related Trust. The Class [ ] Certificates have in the aggregate an initial [Certificate Principal Balance] [Notional Amount] of [$]_____(approximate) and a [__%] [Variable] Pass-Through Rate. The Class [ ] Certificates have in the aggregate an initial [Certificate Principal Balance] [Notional Amount] of [$]____(approximate) and a [__%] [Variable] Pass-Through Rate. The Class [ ]
Certificates have in the aggregate an initial [Certificate Principal Balance] [Notional Amount] of [$]_____(approximate) and a [___%] [Variable] Pass-Through Rate. [The Class [ ] Certificates, which are not being offered hereby, will be transferred by the Company to an affiliate on the Closing Date, and may be sold at any time by the Company in accordance with the terms of the Trust Agreement.]

     The Certificates [other than the Class [ ] Certificates [and specify others] (the "Definitive Classes"))] will be issued, maintained and transferred on the book-entry records of DTC and it Participants in minimum denominations of [$ ] and [integral multiplies thereof] [multiplies of [$ ] in excess thereof]. [The Class [ ] Certificates [and specify any others] will be offered in registered, certificated form, in minimum percentage interests corresponding to the initial Notional Amounts or Certificate Principal Balance, as applicable, of [$ ] and integral multiples thereof, except that one Certificate of each such class may be issued with an initial Notional Amount or Certificate Principal Balance, as applicable, equal to an integral multiple of [$ ] plus the excess of the initial aggregate Notional Amount of Certificate Principal Balance, as applicable, of such class over the greatest integral multiple of [$ ] that is not more than such initial aggregate Notional Amount or Certificate Principal Balance, as applicable.]

     The Certificates [(other than the Definitive Classes of Certificates)] will initially be represented by one or more global certificates registered in the name of the nominee of DTC (together with any successor clearing agency selected by the Company, the "Clearing Agency"), except as provided below. The Company has been informed by DTC that DTC's nominee will be CEDE & Co. ("CEDE"). No holder of any such Certificate (a "Security Owner") will be entitled to receive certificate representing such person's interest, except as set forth below under " -- Definitive Certificates". Unless and until Definitive Certificates are issued under the limited circumstances described herein, all references to actions by holders with respect to any such Certificates shall refer to actions taken by DTC upon instructions from its Participants. See -- "Definitive Certificates" "below and "Description of Certificates - Global Certificates" in the Prospectus.

     Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC will take action permitted to be taken by a Certificateholder (a "Security Owner") only at the direction of one or more Participants to whose DTC account such Certificates are credited. Additionally, DTC will take such actions with respect to specified Voting Rights only at the direction and on behalf of Participants whose holdings of such Certificates evidence such specified Voting Rights. DTC may take conflicting actions with respect to Voting Rights, to the extent that Participants whose holdings of Certificates evidence such Voting Rights, authorize divergent action.

Definitive Certificates

     Definitive Certificates will be issued to Security Owners or their nominees respectively, rather than to DTC or its nominee, only if (i) the Company advises the Owner Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as Clearing Agency with respect to a class of Certificates [(other than the Definitive Classes)] and the Company is unable to locate a qualified successor or (ii) the Company, at its option, elects to terminate the book-entry system through DTC.

     Upon the occurrence of any event described in the immediately preceding paragraph, the Trustee is required to notify all Participants of the availability through DTC of Definitive Certificates. Upon surrender by DTC of the definitive certificates representing the Certificates [(other than the Definitive Classes of Certificates)] and receipt of instructions for re-registration, the Owner Trustee will reissue such Certificates as Definitive Certificates issued in the respective principal amounts owned by the individual owners of such Certificates, and thereafter the Owner Trustee will recognize the holders of such Definitive Certificates as holders under the Trust Agreement.

Distribution

     Collections on the Deposited Assets that are received for a given Collection Period pursuant to the collection procedures described herein and in the Prospectus will be applied by on each applicable Distribution Date to the following distributions in the following order of priority, solely to the extent of Available Funds (as defined below) on such Distribution Date:

     (i) to the Owner Trusteeall unpaid fees and expenses owed thereto and its respective agents, up to the Allowable Expense Amount (as defined below) for the related Collection Period;

     (ii) [to the providers of Credit Support "Credit Support Providers"], any amount required to be paid or reimbursed to, or deposited with, any such person (collectively, "Credit Support Payments");]

     (iii) to the Certificateholders of each Class of such Series, first, to the payment of Required Interest [and on a pro rata basis to the Credit Support Providers for the payment of any Credit Support Payments], second, to the payment of Required Principal and third, to the payment of Required Premium, in each case applicable to such Class, commencing with the most highly ranked Class and, to the extent Available Funds remain available, to each other Class in accordance with the ranking specified herein under "--Allocation of Losses; Subordination";

     (iv)   [to the Credit Support Providers, any Credit Support Payments;]

     (v) to the Owner Trustee, all its remaining unpaid fees and expenses and those of its respective agents not otherwise paid pursuant to clause
            (i) above;

     (vi)   [all remaining amounts, if any, to the Company.]

     There can be no assurance that collections received from the Deposited Assets and any applicable Credit Support relating to the Certificates over a specified period will be sufficient, after payment of all Allowable Expense Amounts [and payments of all amounts required to be paid to the Credit Support Providers] for such period, to make all required distributions on the Certificates. To the extent Available Funds are insufficient to make any such distributions due to any such Series or Class, any shortfall will be carried over and will be distributed on the next Distribution Date on which sufficient funds exist to pay such shortfalls.

     For purposes hereof, the following terms have the following meanings:


          "Allowable Expense Amount" means, for any given Collection Period, the sum of (x) [$]____ and (y) amounts in respect of the Allowable Expense Amount from the preceding Collection Period that have not been applied on the Distribution Date for such preceding Collection Period.

          "Available Funds" for any Distribution Date means the sum of (a) all amount received on or with respect to the Deposited Assets (including investment income on Eligible Investment) received during the preceding Collection Period[,] [and] (b) amounts available as such Distribution Date pursuant to the Credit Support described herein [and (c) any additional amount that the [Company] may remit to the Owner Trustee from time to time according to the terms of the Trust Agreement for application as Available Funds].

          "Call Premium Percentage" for any given Distribution Date means [a fixed percentage] [a percentage that varies depending on [describe basis for variable formula, such as the applicable date or other factors or indices.]].

          "Eligible Investments" means, with respect to the Certificates, those investments acceptable to the Ratings Agency as being consistent with the rating of such Certificates. Generally, Eligible Investments must be limited to obligations or securities that mature no later than the business day prior to the next succeeding Distribution Date.

          "Required Interest" for the Certificates or any Class thereof on any given Distribution Date means the accrued and unpaid interest on the outstanding Certificate Principal Balance [or Notional Amount] of such Certificates, computed at the applicable Pass-Through Rate.

          "Required Premium" for the Certificates or any Class thereof for any Distribution Date means an amount equal to the product of (a) the Required Principal for such Certificates on such Distribution Date and (b) the Call Premium Percentage for such Distribution Date.

          "Required Principal" for the Certificates or any Class thereof for any Distribution Date means the amount received on the Deposited Assets attributable to principal payments thereon during the related Collection Period, to the extent payable or allocable to such Certificates. The Certificate Principal Balance of a Certificate outstanding at an time presents the maximum amount that the holder thereof is entitled to receive as distribution payable in respect of or allocate to principal from the cash flow on the Term Assets, the other assets in the Trust and any Credit Support obtained for the benefit of such holder. The Certificate Principal balance of any class of Certificates [(other than the Class [ ] Certificates)] as of any date of determination is equal to the initial Certificate Principal Balance thereof, reduced by the aggregate of (a) all amounts allocable to principal previously distributed with respect to such Certificate and (b) any reductions in the Certificate Principal Balance there deemed to have occurred in connection with allocations of (i) Realized Losses allocable to principal on the Deposited Assets and (ii) Extraordinary Trust Expenses, as described herein. [The Notional Amount of the Class [ ] Certificates as of any date of determination is equal to [specify amount].] [Holders of the Class [ ] Certificates are not entitled to receive any distributions allocable to principal

     [Notwithstanding the priorities described above, holders of the Class [ ] Certificates and the Class [ ] Certificates will be entitled to receive on any Distribution Date 100% of all principal collections received in the related Collection Period with respect to the Deposited Assets, to be distributed [on a pro rata basis] in reduction of the Certificate Principal Balance of the Class
[ ] Certificates and the Class [ ] Certificates, if any of the following conditions shall be satisfied: [describe conditions, if any by which a certain class is given 100% of the principal cash flow other than pursuant to subordination that is in effect from the Closing Date].]

[Advances]

     [Subject to the following limitations, the [Trustee] [Servicer] will be obligated to advance or advance or cause to be advanced on or before each Distribution Date its own funds, or other available funds, in an amount equal to the aggregate of payments of principal, premium (if any) and interest, net of that portion of the Administrative Fee (as defined herein) attributable to fees and expenses of the Owner Trustee, that were due during the related Collection Period and that were delinquent on the related Determination Date (any such advance, an "Advance").

     Advances are required to be made only to the extent they are deemed by the [Trustee] [Servicer] to be recoverable from related late collections, insurance proceeds, if any, or Liquidation Proceeds. The purpose of making such Advance is to maintain a regular cash flow, rather than to guarantee or insure against losses. The [Trustee] [Servicer] will not be required to make any Advances with respect to reductions in the amount of the payments on the Deposited Assets due to bankruptcy proceedings with respect to the Deposited Assets.

     All Advances will be reimbursable from late collections, insurance proceeds, if any, and any proceeds from the liquidation of the Deposited Asset ("Liquidation Proceeds") as to which such unreimbursed Advance was made. In addition, any Advance previously made in respect of any Deposited Asset that are deemed to be nonrecoverable from related late collections, insurance proceeds, if any, or Liquidation Proceeds may be reimbursed to the [Trustee] [Servicer] out of any funds allocable to any of the Deposited Assets prior to the distributions on the Certificates. [In the event that the Servicer fails in its obligation to make any such Advance, the Owner Trustee may be obligated to make any such Advance, to the extent provided in the Trust Agreement.]]

Allocation of Losses; Subordination

     The subordination described herein provided by the Class [ ] Certificates [and the Class [ ] Certificates] is designed to protect holders of the remaining classes of Certificates from certain losses and other shortfalls with respect to the Deposited Assets. As a result, losses and other shortfalls with respect to the Deposited Assets will be borne by the remaining classes of Certificates, to the extent described below, only if such losses and other shortfalls are not so covered, or the coverage in respect thereof has been exhausted.

     [Realized Losses and Extraordinary Trust Expenses will be allocated on any Distribution Date as follows: [describe allocation among the various classes].]

     [An "Extraordinary Trust Expense" is an expense of a given Trust is excess of the Allowable Expense Amount.]

Restriction on Transfer of the Class [    ] Certificates

     Because the Class [ ] Certificates are subordinate to the Class [ ] Certificates and the Class [ ] Certificates to the extent set forth herein, the Class [ ] Certificates may not be purchased by or transferred to a Plan except upon the delivery of an opinion of counsel as described herein. See "ERISA Considerations".]

                       DESCRIPTION OF THE TRUST AGREEMENT

General

     The Certificates will be issued pursuant to the Trust Agreement, a form of which is filed as an exhibit to the Registration Statement. A Current Report on Form 8-K relating to the Certificates containing a copy of the Trust Agreement as executed will be filed by the Company with the Commission following the issuance and sale of the Certificates. The Trust created under the Trust Agreement will consist of (i) the Deposited Assets (exclusive of any Retained Interest, which is not part of the Trust), (ii) all payments on or collections in respect of the Deposited Assets due after the Cut-off Date, together with any proceeds thereof[,] [and] [(iii) any Credit Support in respect of any class or classes of Certificates] [and (iv) the rights of the Company under the Deposited Asset Purchase Agreement among the Company and the Deposited Asset Seller]. [In addition, the Certificateholders of the Certificates may also have the benefit of certain Credit Support discussed above. See "Description of Credit Support".] Reference is made to the Prospectus for important information in addition to that set forth herein regarding the Trust, the terms and conditions of the Trust Agreement and the Certificates. The following summaries of certain provisions of the Trust Agreement do not purport to be complete and are subject to the detailed provisions contained in the form of Trust Agreement, to which reference is hereby made for a full description of such provisions, including the definition of certain terms used herein.

The Owner Trustee

     _________________,   a_______________,   will  act  as   trustee   for  the
Certificates and the Trust pursuant to the Trust Agreement. The Owner Trustee's offices are located at [ ] and its telephone number is [ ].

     The Trust Agreement will provide that the Owner Trustee and any director, officer, employee or agent of the Owner Trustee will be indemnified by the Trust and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Trust Agreement or the Certificates or the performance of the Owner Trustee's duties under the Trust Agreement, other than any loss, liability or expense (i) that constitutes a specific liability of the Owner Trustee under the Trust Agreement or (ii) incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Owner Trustee's duties under the Trust Agreement or as a result of a breach, or by reason of reckless disregard of the Owner Trustee's obligations and duties under the Trust Agreement.

Voting Rights

     [At all times,] [Subject to the succeeding paragraph,] [ ]% of all Voting Rights will be allocated among all holders of the Class [ ] Certificates[,] [and] the Class [ ] Certificates [and specify other classes] in proportion to the outstanding Certificate Principal Balances [or Notional Amounts] of their respective Certificates and [ ]% of all Voting Rights will be allocated among all holders of the Class [ ] Certificates in proportion to the then outstanding [Certificate Principal Balances] [Notional Amounts] of their respective Certificates. [Specify whether and what circumstances voting will be class-by-class.]

     [Specify conditions, if any, under which allocation of Voting Rights might change from the foregoing percentages].

Voting of Term Assets, Modification of Term Asset Agreement

     The Owner Trustee, as holder of the Term Assets, has the right to vote and give consents and waivers in respect of such Term Assets as permitted by DTC and except as otherwise limited by the Trust Agreement. In the event that the Owner Trustee receives a request from DTC, the Term Asset Trustee or the Term Asset Issuer for it consent to any amendment, modification or waiver of the Term Assets, the Term Asset Agreement or any other documents thereunder or relating thereto, or receives any other solicitation for any action with respect to the Terms Assets, the Owner Trustee shall mail notice of such proposed amendment, modification, waiver or solicitation to each Certificateholders of record as such date. The Owner Trustee shall request instructions from the Certificateholders as to whether or not to consent to or vote to accept such amendment, modification, waiver, or solicitation. The Owner Trustee shall consent or vote, or refrain from consenting or voting, in the same proportion (based on the relative Certificate Principal Balance and Notional Amounts of the Certificates) as the Certificates of the Trust were actually voted or not by the Certificateholders thereof as of date determined by the Owner Trustee prior to the date on which such consent or vote is required; provided, however, that, notwithstanding anything to the contrary, the Owner Trustee shall at no time vote or consent to any matter (i) unless such vote or consent would not (based on an opinion of counsel) alter the status of the Trust for Federal income tax purpose, (ii) which would alter the timing or amount of any payment on the Term Assets, except in the event of a [Term Assets Event of Default] [Term Assets Early Amortization Event or an event which with the passage of time would become a [Term Assets Event of Default][Term Assets Early Amortization Event] and with the unanimous consent of all Outstanding Certificates or (iii) which would result in the exchange or substitution of any of the outstanding Term Assets pursuant to a plan for the refunding or refinancing of such Term Assets, but only with the consent of Certificateholders representing 100% of the aggregate voting rights of each outstanding Class of the Certificates. The Owner Trustee shall have no liability for any failure to act resulting from Certificateholders' late return, directions requested by the Owner Trustee from the Certificateholders.

     In the event that an offer is made by the Term Asset Issuer to issue new obligations in exchange and substitution for any of the Term Assets, pursuant to a plan for the refunding or refinancing of the Term Assets or any other offer is made for the Term Assets, the Owner Trustee shall notify the Certificateholders of such offer as promptly as practicable. The Owner Trustee must reject any such offer unless an event of default under the Term Asset Agreement has occurred, the Owner Trustee is directed by the affirmative vote of all of the Certificateholders to accept such offer and the Owner Trustee has received the tax opinion described above. Accordingly, a Certificateholder generally would be required to effect a withdrawal of Requested Term Assets from the Trust in order to accept such offer. See "--Optional Exchange of Certificates".

     If an event of default under the Term Asset Agreement occurs and is continuing and if directed by all the holders of outstanding Class [ ] Certificates and, unless the Class [ ] Certificates are no longer outstanding, by all the holders of outstanding Class [ ] Certificates, the Owner Trustee shall vote the Term Assets in favor of directing, or take such other action as may be appropriate to direct, the Term Asset Trustee to declare the unpaid principal amount of the Term Assets and any accrued and unpaid interest thereon to be due and payable. In connection with a vote concerning whether to declare the acceleration of the Term Assets, the Certificateholders' interests of each Class may differ and the interests of either Class may differ from holders of other securities of the same series or class.

Termination

     The Company will have the right to purchase all remaining Deposited Assets in the Trust and thereby effect early retirement of the Certificates on any Distribution Date, [(a)] one the aggregate principal amount of the Deposited Assets at the time of any such purchase is less than [10%] of the aggregate principal amount of the Deposited Assets as of the Cut-off Date [and (b) at the option of the Company at [specify when and on what terms any such option may be exercised]; provided, however, that the right to exercise any such option is contingent on such exercise being consistent with the Company's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940 and all applicable rules, regulations and interpretations thereunder. In the event the Company exercises any such option, the portion of the purchase price allocable to the Certificates of each class will be, to the extent of available funds, [100% of their then aggregate outstanding Certificate Principal Balance or Notional Amount, as applicable, plus with respect to the Certificates [one month's] [three month's] [specify other period] interest thereon at the Fixed Pass-Through Rate or the then applicable Variable Pass-Through Rate, as the case may be plus, with respect to each class of Certificates, any previously accrued but unpaid interest thereon.] [Specify alternative allocations method if different from above

                  CERTAIN LEGAL ASPECTS OF THE DEPOSITED ASSETS

     [Describe any applicable legal aspects of the Deposited Assets or relating to the enforceability by the Certificateholders of the security interest, if any, securing such Deposited Assets.]

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of certain United States federal income tax consequences of the ownership of the Certificates as of the date hereof. This summary is based on the Internal Revenue Code of 1986 (the "Code") as well as Treasury Regulations and administrative and judicial rulings and practice. Legislative, judicial and administrative changes may occur, possibly with retroactive effect, that could alter or modify the continued validity of the statements and conclusions set forth herein. This summary does not purport to address all federal income tax matters that may be relevant to particular Certificateholders. For example, it generally is addressed only to original purchasers of the Securities that are "U.S. Persons" (as described below), deals only with Certificates held as capital assets within the meaning of Section 1221 of the Code, and does not address tax consequences to Certificateholders that may be relevant to investors subject to special rules, such as investors that are not U.S. Persons, banks, insurance companies, tax-exempt organizations, dealers in securities or currencies, mutual funds, REITs, natural persons, cash method taxpayers, S corporations, estates and trusts, investors that hold the Certificates as part of a hedge, straddle, integrated or conversion transaction, or Certificateholders whose "functional currency" is not the United States dollar. Further, it does not address alternative minimum tax consequences or the indirect effects on the holders of equity interests in a Certificateholder. The Prospectus Supplement for each series of Securities will describe the consequences that relate to the specific Certificates issued pursuant thereto.

     For these purposes, a U.S. Person is (i) a citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States, any state thereof or the District of Columbia, or (iii) an estate or trust that is a United States Person within the meaning of Section 7701(a)(30) of the Code.

     Persons considering the purchase of the Certificates should consult their own tax advisors concerning the application of United States federal income tax laws, as well as any state, local, foreign or other tax laws, to their particular situations.

Tax Status of the Trust and the Term Assets

     Upon the issuance of the Certificates, Orrick, Herrington & Sutcliffe, LLP, special tax counsel to the Company, will deliver its opinion generally to the effect that, assuming compliance with the Trust Agreement (and certain other documents) and based on certain representations of the Company, for federal income tax purposes, the Trust will [should] be classified as a grantor trust and [if the Trust is not determined to be a grantor trust, it will be classified as a partnership and] not as an association (or publicly traded partnership treated as an association) taxable as a corporation. Accordingly, each owner of a Certificate (a "Certificateholder") will be subject to federal income taxation as if it owned directly the portion of the Deposited Assets allocable to such Certificates, and as if it paid directly its share of expenses paid by the Trust. The following discussion assumes that the Term Assets were not issued with original issue discount ("OID") and, accordingly, the Certificateholders will not realize OID except with respect to a "stripped interest" (as defined below).

[Tax Characterization of the Trust

     The Depositor and the Administrative Agent, if any, have agreed, and the Certificateholders will agree by their purchase of Certificates, to treat the Trust as a partnership for purposes of federal, state and local income, franchise and any other tax measured in whole or in part by income. However, the proper characterization of the arrangement involving the Trust, the Certificateholders, the Depositor and the Administrative Agent, if any, is not entirely clear because there is no directly comparable authority.

     If the Trust were deemed to be a "publicly traded partnership" it could be subject to corporate income tax. Any such corporate income tax could materially reduce or eliminate cash that would otherwise be distributable with respect to the Certificates (and Certificateholders could be liable for any such tax that is unpaid by the Trust). A publicly traded partnership is taxed in the same manner as a corporation unless at least 90% of its gross income consists of specified types of "qualifying income." Such qualifying income includes, among other things, interest income not derived in the conduct of a financial or insurance business, dividend income, and gain from the disposition of assets producing such income. In the opinion of special tax counsel, because of the nature of the income of the Trust, the Trust will not be a publicly traded partnership taxable as a corporation.]

Income of the Certificateholders

     In General. For federal income tax purposes, each Certificateholder will be treated as if such Certificateholder directly owned its pro rata share of the Term Assets. A Certificateholder will allocate the amount it pays for its Certificates among the Term Assets and the Deposited Assets in the Trust other than the Term Assets (the "other Deposited Assets") allocable to such Certificate, in proportion to their relative fair market values on the date of purchase of the Certificate. A Certificateholder would calculate separately its income, gain, loss or deduction realized with respect to each such asset.

     The federal income tax treatment of a holder of a particular class of Certificates will depend upon whether the interest in the Term Assets represented by such class will be considered, in whole or in part, to be a "stripped bond" or "stripped coupon" (together, a "stripped interest") within the meaning of Section 1286 of the Code. A class of Certificates will not be considered to represent a stripped interest in the Term Assets to the extent the Certificate is entitled to receive a proportionate amount of all principal and interest on the Term Assets. A class of Certificates will be considered in its entirety to represent a stripped interest in the underlying Term Assets if it is entitled to receive interest on the Term Assets which is disproportionately less than the principal which it is entitled to receive on the Term Assets, or if it is entitled to receive all or part of the interest on the Term Assets but no principal on the Term Assets. In addition, if a class of Certificates is entitled to receive interest and principal on the Term Assets, but the interest it is entitled to receive on the Term Assets is disproportionately more than the principal it is entitled to receive on the Term Assets, it could be argued that the Certificates represents (a) an interest in the Term Assets that is not a stripped interest to the extent it represents a proportional amount of all the principal and interest on the Term Assets and (b) a stripped interest in the Term Assets to the extent of any additional interest to which it is entitled on the Term Assets. If a Certificate represents in part a stripped interest and in part not a stripped interest, such interests will be treated as two separate items for tax purposes and a purchaser of Certificates will be required to allocate its purchase price among the two items (as well as any other Deposited Assets) in proportion to their relative fair market values on the date of purchase.

     Tax Treatment of Certificates to the Extent They Are Not Stripped Interests. To the extent a class of Certificates does not represent a stripped interest in the Term Assets, each Certificateholder will be required to report on its federal income tax return, in a manner consistent with its method of accounting, its share of the gross income of the Trust, including interest and discount earned on the Term Assets, income derived from the other Deposited Assets held by the Trust, and any gain or loss upon collection or disposition of the Term Assets or other Deposited Assets. The portion of each monthly payment to a Certificateholder that is allocable to principal on the Term Assets (other than amounts representing discount, as described below) will represent a recovery of capital, which will reduce the tax basis of such Certificateholder's undivided interest in the Term Assets.

     To the extent that the portion of the purchase price of a Certificate allocated to a Certificateholder's undivided interest in the Term Assets is greater than or less than the portion of the principal balance of the Term Assets allocable to the Certificate, such interest in the Term Assets will have been acquired at a premium or discount, as the case may be. In determining whether a Certificateholder has purchased its interest in the Term Assets at a premium or discount, a portion of the purchase price for a Certificate will be allocated to (i) the other Deposited Assets (including any accrued interest thereon) held by the Trust and (ii) the accrued interest on the Term Assets at the time of purchase as though such accrued interest were a separate asset, thus, in each case, reducing the portion of the purchase price allocable to the Certificateholder's undivided interest in the Term Assets (the "allocated Purchase Price"). To the extent that the allocated Purchase Price is less than the principal balance of the Term Assets, the Certificateholder's interest in such Term Assets will be treated as purchased at a "market discount." The market discount on the Term Assets will, however, be considered to be zero if it is less than a statutorily defined de minimis amount. Conversely, to the extent that the allocated Purchase Price exceeds the principal balance of the Term Assets, the Certificateholder's interest therein will be treated as purchased with "bond premium." See the discussion below under "Bond Premium." For example, if the allocated Purchase Price paid by a Certificateholder who purchases a Certificate in the initial public offering were equal or almost equal to the portion of the principal balance of the Term Assets that is allocable to the Certificate, there would be no significant amount of discount or premium with respect to its interest in such Term Assets. Moreover, if the total purchase price of a Certificate is equal to the principal amount of the Term Assets allocable to the Certificate, because a portion of such purchase price will be allocated to the other Deposited Assets of the Trust, in the aggregate a Certificateholder's interest in the Term Assets will have been purchased at a discount.

     In general, under the market discount provisions of the Code, principal payments received by the Trust, and all or a portion of the gain recognized upon a sale or other disposition of the Term Assets or upon the sale or other disposition of a Certificate, will be taxable as ordinary income to the extent of accrued market discount, and a portion of the interest deduction attributable to any indebtedness treated as incurred or continued to purchase or carry the Term Assets (or a Certificate) must be deferred. The ordinary income treatment on principal payments and dispositions and deferral of interest deductions described in the preceding sentence will not apply if a Certificateholder elects to include market discount in income currently as it accrues for each taxable year during which it holds the Certificate. Any such election will also apply to all debt instruments held by the Certificateholder during the year in which the election is made and all debt instruments acquired thereafter. Market discount will accrue in the manner to be provided in Treasury regulations, but the Conference Report accompanying the Tax Reform Act of 1986 states that, until such regulations are issued, taxpayers may elect to accrue market discount either (i) under a constant yield (economic accrual) method or (ii) in the proportion that the stated interest paid on the obligation for the current period bears to total remaining interest on the obligation.

     Tax Treatment of Certificates to the Extent They Are Stripped Interests. To the extent a class of Certificates represents a stripped interest in the Term Assets, each such Certificate will be subject to the OID rules. The amount of OID on a stripped interest is equal to the excess of all amounts payable on the stripped interest (other than qualified stated interest) over the portion of the purchase price for the Certificate allocable to the stripped interest.

     Under the Treasury regulations issued under Section 1286 of the Code (the "Regulations"), the interest payable with respect to the stripped interest will, in the appropriate circumstances, be treated as "qualified stated interest" if it represents a fixed periodic payment on principal on the Term Assets to which the stripped interest (i.e., the Certificateholder) is also entitled. If none of the amounts payable to a Certificateholder with respect to a stripped interest constitute qualified stated interest, then the stripped interest will have OID in an amount equal to the excess of all payments to be received on the stripped interest over the purchase price for the Certificate allocable to the stripped interest. Moreover, in determining the amount paid for the stripped interest, a portion of the purchase price for a Certificate must be allocated to the Certificateholder's share of other Deposited Assets and to accrued interest.

     The tax treatment of a Certificateholder will depend upon whether the amount of OID on the stripped interest represented by the Certificate is less than a statutorily defined de minimis amount. In general, under the Regulations, the amount of OID with respect to the stripped interest will be de minimis if it is less than 1/4 of one percent multiplied by the product of the "stated redemption price at maturity" and the number of full years remaining after the purchase date until the maturity of such stripped interest. However, if the stripped interest provides for amortization of principal, the amount of OID will be de minimis if it is less than 1/4 of one percent multiplied by the product of the stated redemption price at maturity and the weighted average maturity (i.e., the sum of the amounts obtained by multiplying the amount of each payment under the stripped interest (other than a payment of qualified stated interest) by a fraction, the numerator of which is the number of complete years from the purchase date until the payment is made and the denominator of which is the stated redemption price at maturity) of the stripped interest. In general, "stated redemption price at maturity" means the sum of all amounts payable on the stripped interest other than qualified stated interest. If the amount of OID on the stripped interest represented by the Certificate is de minimis under the rules discussed above, the stripped interest would not be treated as having OID. Each Certificateholder would be required to report on its federal income tax return its share of the gross income of the Trust, including interest on the Term Assets and any gain upon sale or disposition by the Trust of the Term Assets. Such gross income would exceed the Pass-Through Rate on the Certificate by an amount equal to the Certificateholder's share of the expenses of the Trust for the period during which it owns a Certificate. Each Certificateholder would be required to include the de minimis OID in income as each principal payment on the stripped interest is received, in proportion to the amount that each principal payment bears to the stated principal amount of the stripped interest; such income would be capital gain, short-term or long-term depending upon the Certificateholder's holding period in the Certificate. The Certificateholder would be entitled to deduct its share of expenses of the Trust to the extent described below. Any amounts received by a Certificateholder from any Credit

Support or any subordination feature will be treated for federal income tax purposes as having the same characteristics as the payments they replace.

     Except as described  below, a  Certificateholder  would report its share of the income of the Trust under its usual method of accounting. Accordingly, except as described below, interest on the Term Assets would be includible in a Certificateholder's gross income when it accrues on the Term Assets, or, in the case of Certificateholders who are cash basis taxpayers, when received by the Administrative Agent, if any, or otherwise the Trustee on behalf of Certificateholders. Because the interest collected on the Term Assets generally is paid to Certificateholders in the following month, the amount of interest includible in a Certificateholder's gross income during any calendar month will not equal the interest distributed in that month. If the OID with respect to the stripped interest in the Term Assets represented by a Certificate is not treated as being de minimis, a Certificateholder will be required to include in income, in addition to any qualified stated interest on the stripped interest as described above, any OID on the stripped interest. OID must be included in income as it accrues on a daily basis, regardless of when cash payments are received, using a method reflecting a constant yield as described below. Such treatment could result in the accrual of income by such Certificateholder prior to the receipt of cash by such Certificateholder. Under the rules described below, the amounts includible in income by a Certificateholder on a stripped interest that has OID are lesser in the early years and greater in the later years than the amounts that would be includible on a straight-line basis.

     In general, if a stripped interest has OID the Certificateholder will be required, whether such Certificateholder uses the cash or the accrual method of tax accounting, to include in ordinary gross income the sum of the "daily portions" of OID on the stripped interest for all days during the taxable year that the Certificateholder owns the Certificate. The daily portions of OID on a stripped interest are determined by allocating to each day in any "accrual period" a ratable portion of the OID allocable to that accrual period. The amount of OID on a stripped interest allocable to each accrual period is determined by (i) multiplying the "adjusted issue price" (as defined below) of the stripped interest by a fraction, the numerator of which is the annual yield to maturity of the stripped interest and the denominator of which is the number of accrual periods in a year and (ii) subtracting from that product the amount of qualified stated interest (if any) payable on the stripped interest during (or allocable to) such accrual period.

     An "accrual period" would generally be each period ending on an interest payment date on the Term Assets, although Treasury regulations allow a Certificateholder to elect other accrual periods of no more than a year in length, as long as each scheduled payment on the Term Assets occurs at the end of an accrual period.

     The "adjusted issue price" of a stripped interest at the beginning of any accrual period is the purchase price for a Certificate allocable to the stripped interest (including accrued interest, if any) (i) increased by the amount of OID allocable to all prior accrual periods and (ii) reduced by the amount of all payments other than qualified stated interest payments (if any) in all prior accrual periods. In addition, if an interval between payments of qualified stated interest contains more than one accrual period, the adjusted issue price at the beginning of each accrual period in the interval is increased by the amount of qualified stated interest that has accrued prior to the first day of the accrual period but that is not payable until the end of the interval. The Trustee intends to account for OID, if any, reportable by Certificateholders by reference to the price paid for a Certificate by an initial purchaser, although the amount of OID will differ for subsequent purchasers. Such subsequent purchasers should consult their tax advisors regarding the proper calculation of OID.

     Bond Premium. In the event that a Certificate represents either an unstripped interest in the Term Assets, or a stripped interest which includes qualified stated interest, and the stripped or unstripped interest is treated as having been purchased at a premium (i.e., the purchase price of a Certificate allocable to the Term Assets exceeds the total amount payable on the Term Assets to the Certificateholder other than qualified stated interest), such premium will be amortizable by the Certificateholder as an offset to interest income (with a corresponding reduction in the Certificateholder's basis) under a constant yield method over the term of the underlying Term Assets if an election under Section 171 of the Code is made or was previously in effect. Any such election will also apply to all debt instruments held by the Certificateholder during the year in which the election is made and all debt instruments acquired thereafter.

     Election to Treat All Interest as Original Issue Discount. Any Certificateholder may elect to include in gross income all interest (including stated interest, OID, de minimis OID, market discount and de minimis market discount, as adjusted by any bond premium or acquisition premium) that accrues on an unstripped or stripped interest using the constant yield method described above, treating the instrument as having been issued on the Certificateholder's acquisition date at an issue price equal to such owner's adjusted basis with no interest payments being qualified stated interest. Such an election with respect to a unstripped or stripped interest having amortizable bond premium or market discount would constitute, respectively, an election to apply the market discount rules or bond premium rules with respect to all other debt instruments with market discount or amortizable bond premium, as the case may be, of such Certificateholder.

Modification or Exchange of Term Assets

     Depending upon the circumstances, it is possible that a modification of the terms of the Term Assets, or a substitution of other assets for the Term Assets following a default on the Term Assets, would be a taxable event to Certificateholders on which they would recognize gain or loss.

[Partnership Taxation

     As a partnership, the Trust will not be subject to federal income tax, but each Certificateholder will be required to separately take into account such holder's allocable share of income, gains, losses, deductions and credits of the Trust. The Trust's income will consist primarily of [ ] and any gain upon collection or disposition [ ]. The Trust's deductions will consist primarily of [ ].

     The tax items of a partnership are allocable to the partners in accordance with the Code, Treasury regulations and the partnership agreement (here, the Trust Agreement and related documents). The Trust Agreement will provide that each class of Certificateholders will be allocated taxable income of the Trust for each monthly period equal to the sum of (i) the amount payable (or accruing) at the Pass-Through Rate on such class of Certificates for such month (to the extent such amount would not economically represent a return of capital); (ii) an amount equivalent to interest that accrues during such month on amounts previously due on such class of Certificates but not yet distributed; (iii) any Trust income for such month attributable to discount on the Term Assets that corresponds to any excess of the principal amount of such class of Certificates over their initial issue price; and (iv) [any other income economically accruing for such class of Certificates during such month. [All remaining taxable income of the Trust will be allocated to the [ ]]. It is believed that this allocation will be valid under applicable Treasury regulations, although no assurance can be given that the Service would not require a greater amount of income to be allocated to Certificateholders. Moreover, even under the foregoing method of allocation, holders may be allocated income equal to the entire Pass-Through Rate plus the other items described above even though the Trust might not have sufficient cash to make current cash distributions of such amount. Thus, cash basis holders in effect could be required to report income from the Certificates on the accrual basis. In addition, tax allocations and tax reporting will be done on a uniform basis for all Certificateholders, even though their Certificates may have been purchased at different times and at different prices.

     An individual taxpayer's miscellaneous itemized deductions (which do not include interest expense) are subject to limitations and as a result may be disallowed in whole or in part. Those limitations, which also apply to estates and trusts, would apply to a Certificateholder's share of expenses of the Trust (including fees to the Administrative Agent, if any) and might result in such holder being taxed on an amount of income that exceeds the amount of cash actually distributed to such holder over the life of the Trust. If the Trust holds a large number of Term Assets, it intends to make all tax calculations relating to income and allocations to Certificateholders on an aggregate basis. Were the Service to require that such calculations be made separately for each Term Asset, the Trust might be required to incur additional expense but the Depositor believes that there would not be a material adverse effect on Certificateholders.

     A Certificateholder would increase or decrease its tax basis in its Certificate for its allocable share of the Trust's income or loss, respectively. Any cash distributions by the Trust to a Certificateholder will constitute (i) first, a return of capital to the extent of such Certificateholder's tax basis in the Certificate (with a corresponding dollar-for-dollar reduction in such tax basis), and (ii) thereafter, to the extent in excess thereof, gain on the sale or exchange of such Certificateholder's Certificate. See "Disposition of Certificates" below. ]

[Discount and Premium

     The Depositor believes that the Term Assets were not issued with original issue discount ("OID") and, therefore, the Trust should not have OID income. However, the purchase price paid by the Trust for the Term Assets may be greater or less than the remaining principal balance of the Term Assets at the time of purchase. If so, the Term Assets will have been acquired at a premium or discount, as the case may be. (As indicated above, if the Trust acquires a large number of Term Assets it will make this calculation on an aggregate basis, but might be required to recompute it on an instrument-by- instrument basis.) The Trust will make an election that will result in any market discount on the Term Assets being included in income currently as such discount accrues over the life of the Term Assets. As indicated above in the discussion of "Partnership Taxation," a portion of such market discount income may be allocated to Certificateholders.]

Other Deposited Assets of the Trust

[Describe tax consequences of the other Deposited Assets.]

Deductibility of the Trusts's Fees and Expenses

     In computing its federal income tax liability, a Certificateholder will be entitled to deduct, consistent with its method of accounting, its share of reasonable administrative fees, trustee fees and other fees paid or incurred by the Trust as provided in Section 162 or 212 of the Code and any allowable amortization deductions with respect to certain other assets of the Trust. If a Certificateholder is an individual, estate or trust, the deduction for his share of fees will be a miscellaneous itemized deduction that may be disallowed in whole or in part.

Purchase and Sale of a Certificate

     A Certificateholder's tax basis in a Certificate generally will equal the cost of such Certificate, increased by any amounts of undistributed taxable income (e.g., OID or market discount) and reduced by any amortized premium (each as described above) and any payments other than payments of qualified stated interest on an underlying Term Assets made on such Certificate.

     If a Certificate is sold, gain or loss will be recognized equal to the difference between the proceeds of sale allocable to each of the assets of the Trust and the Certificateholder's adjusted basis in each of the foregoing. Any gain or loss will be a capital gain or loss if the Certificate was held as a capital asset, except that gain will be treated in whole or in part as ordinary interest income to the extent of the Certificateholder's interest in accrued market discount not previously taken into income on Term Assets.

[Disposition of Certificates

     Generally, capital gain or loss will be recognized on a sale or other disposition of Certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the Certificates sold. A Certificateholder's tax basis in a Certificate will generally equal its cost, increased by his share of Trust income includible in his income (including for the taxable year of sale) and decreased by his share of deductible Trust losses and any distributions received with respect to such Certificate. In addition, both his tax basis in, and the amount realized on a sale of, a Certificate would include the holder's share of liabilities of the Trust. A holder acquiring Certificates at different prices may be required to maintain a single aggregate adjusted tax basis in such Certificate and, upon sale or other disposition of some of the Certificates, allocate a pro rata portion of such aggregate tax basis to the Certificates sold (rather than maintaining a separate tax basis in each Certificate for purposes of computing gain or loss on a sale of that Certificate).

     On the sale of a Certificate, any gain attributable to the holder's share of any accrued market discount on the Term Assets that has not otherwise been included in the holder's income would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. The Trust does not expect to have any other assets that would give rise to such special reporting requirements. Thus, to avoid those special reporting requirements, the Trust will elect to include market discount in income as it accrues.

     If a Certificateholder is required to recognize an aggregate amount of income (not including income attributable to disallowed itemized deductions described above) over the life of the Certificates that exceeds the aggregate cash distributions with respect thereto, such excess will generally give rise to a capital loss upon the retirement of the Certificate.]

Backup Withholding

     Payments made on the Certificates and proceeds from the sale of the Certificates will not be subject to a "backup" withholding tax of 31% unless, in general, the Certificateholder fails to comply with certain reporting procedures and is not an exempt recipient under applicable provisions of the Code.

Foreign Certificateholders

     To the extent that amounts paid to Certificateholders that are not United States persons ("Foreign Certificateholders") are treated as interest with respect to Term Assets originated after July 18, 1984, such amounts generally will not be subject to the annual 30% withholding tax, provided that such Foreign Certificateholder (i) fulfills certain certification requirements, (ii) does not own at least 10% of the total combined voting power of all classes of stock of the Term Assets Issuer (or 10% of the capital or profits of an issuer which is a partnership for federal income tax purposes) and (iii) is not a "related controlled foreign corporation." Under such requirements, the holder must certify, under penalties of perjury, that it is not a "United States person" and provide its name and address. [Describe the federal income tax consequences to Foreign Certificateholders of an interest in any other Deposited assets of the Trust.]

     A "United States person" means a citizen or resident of the U.S., a corporation, partnership or other entity created or organized in or under the laws of the U.S. or any political subdivision thereof, or an estate or trust the income of which is includible in gross income for U.S. federal income tax purposes, regardless of its source, or a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more United States fiduciaries have the authority to control all of its substantial decisions.

[Section 708 Termination

     Under Section 708 of the Code, the Trust will be deemed to terminate for federal income tax purposes if 50% or more of the capital and profits interests in the Trust are sold or exchanged within a 12-month period. Were such a termination to occur, the Trust would be considered to have contributed its assets to a new partnership and distributed the interests in the new partnership in liquidation to the Certificateholders. If any such constructive termination occurs, the Trust does not intend to comply with certain technical requirements that might be applicable for various reasons including the likely lack of relevant data. As a result, the Trust may be subject to certain tax penalties and may incur additional expenses. Moreover, the Schedule K-1 information thereafter distributed to the Certificateholders may be incorrect.]

[Possible Recharacterization of the Trust as a Partnership

     As indicated above under "Tax Status of the Trust and the Term Assets" it is possible that the IRS will seek to recharacterize the Trust as a partnership. If the IRS were to successfully recharacterize the Trust as a partnership, the Trust would not be subject to federal income tax. Further, under Treasury Regulation 1.761-2, certain partnerships may "elect out" of subchapter K of the Code (partnership tax accounting). Although subject to uncertainty, the Trust should be eligible for this election. Assuming that it is so eligible and makes such election, each Certificateholder will be required to report its respective shares of the items of income, deductions, and credits of the organization on their respective returns (making such elections as to individual items as may be appropriate) in a manner consistent with the exclusion of the Trust from partnership tax accounting. Such reporting should be substantially similar to the income tax reporting that would be required under the grantor trust rules. In mutual consideration for each Certificateholder's purchase of a Certificate, each such Certificateholder is deemed to consent to the Trust's making of a protective election out of subchapter K of the Code.

     If the election to be excluded from the partnership tax account provisions of the Code is not effective, among other consequences, (i) the Trust would be required to account for its income and deductions at the Trust level and to utilize a taxable year for reporting purposes and (ii) each Certificateholder would be required to separately take into account such Certificateholder's distributive share of income and deductions of the Trust. A Certificateholder would take into account its distributive shares of Trust income and deductions for each taxable year of the Trust in the Certificateholder's taxable year which ends with or within the Trust's taxable year. A Certificateholder's share of the income determined at the trust level would not necessarily be the same as the income computed at the Certificateholder level; it would not, for example, necessarily take account of any particular Certificateholder's acquisition price for its Certificate.]

                              ERISA CONSIDERATIONS

     The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Code impose certain requirements on (a) an employee benefit plan (as defined in Section 3(3) of ERISA), (b) a plan described in
Section 4975(e)(1) of the Code, including an individual retirement account ("IRA") or Keogh plan, or (c) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Plan").

     ERISA and Section 4975 of the Code prohibit certain transactions involving the assets of a Plan and persons who have specified relationships to the Plan, i.e., "parties in interest" within the meaning of ERISA or "disqualified persons" within the meaning of the Code (collectively, "Parties in Interest"). Thus, a Plan fiduciary considering an investment in Certificates should consider whether such an investment might constitute or give rise to a prohibited transaction under ERISA or Section 4975 of the Code. The Term Assets Issuer, the Underwriter, the Trustee and their respective affiliates may be Parties in Interest with respect to any Plans.

     If an investment in Certificates by a Plan were to result in the assets of the Trust being deemed to constitute "plan assets" of such Plan, certain aspects of such investment, including the operations of the Trust and the deemed extension of credit between the Term Assets Issuer and the holder of a Certificate (as a result of the Term Assets being deemed to be plan assets), as well as subsequent transactions involving the Trust or its assets, might constitute or result in prohibited transactions under Section 406 of ERISA and
Section 4975 of the Code unless exemptive relief were available under an applicable exemption issued by the United States Department of Labor (the "DOL"). Neither ERISA nor the Code defines the term "plan assets." Under Section 2510.3-101 of the DOL regulations (the "Regulation"), a Plan's assets may include the assets of an entity if the Plan acquires an "equity interest" in such entity unless an exception applies under the Regulation. Thus, if a Plan acquires a Certificate, for certain purposes (including the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code), the Plan would be considered to own an undivided interest in the underlying assets of the Trust unless such Certificate is a "publicly-offered security" or another exception applies under the Regulation.

     The Underwriter expects that the Certificates will satisfy the criteria for treatment as publicly-offered securities under the Regulation. A publicly-offered security is a security that is (i) freely transferable, (ii) part of a class of securities that is owned by 100 or more investors independent of the issuer and of one another at the conclusion of the initial offering, and
(iii) either is (A) part of a class of securities registered under Section 12(b) or 12(g) of the Exchange Act, or (B) sold to the Plan as part of an offering of securities to the public pursuant to an effective registration statement under the Securities Act and the class of securities of which such security is a part is registered under the Exchange Act within 120 days (or such later time as may be allowed by the Commission) after the end of the fiscal year of the issuer during which the offering of such securities to the public occurred.

     The Underwriter will verify that there will be at least 100 separate purchasers (whom the Underwriter has no reason to believe are not independent of the Company or of one another) at the conclusion of the initial offering. There is no assurance that the 100 independent investor requirement of the "public-offered security" exception will, in fact, be satisfied.

     Nothing herein shall be construed as a representation that an investment in the Certificates would meet any or all of the relevant legal requirements with respect to investments by, or is appropriate for, Plans generally or any particular Plan. Any Plan or any other entity the assets of which are deemed to be

"plan assets," such as an insurance company investing assets of its general account, proposing to acquire Certificates should consult with its counsel.

                             METHOD OF DISTRIBUTION

     Subject to the terms and conditions set forth in the Underwriting Agreement, dated as of [ ], 199[ ] (the "Underwriting Agreement"), the Company has agreed to sell and [Salomon Brothers Inc. (an affiliate of the Company)] (each of the Underwriters named below, including Salomon Brothers Inc (an affiliate of the Company)] (the "Underwriter[s]")[,] has [severally] agreed to purchase, and the [Certificates] [principal amount of each class of Certificates set forth below opposite its name].


                                   Class [  ]        Class [  ]      Class [  ]
                                  Certificates      Certificates    Certificates
                                  ------------      ------------    ------------
Salomon Brothers Inc.........     $                 $               $


            Total............

     [Salomon Brothers Inc has] [The several Underwriters have] agreed, subject to the terms and conditions set forth in the Underwriting Agreement, to purchase all Certificates offered hereby if any of such Certificates are purchased. [In the event of default by any Underwriter, the Underwriting Agreement provides that, in certain circumstances, the purchase commitments of non-defaulting Underwriters may be increased or the Underwriting Agreement may be terminated.]

     The Company has been advised by the Underwriter[s] that [it] [they] propose[s] to offer the Certificates from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The Underwriter[s] may effect such transactions by selling Certificates to or through dealers and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter[s] and any purchasers of Certificates for whom they may act as agents. The Underwriter[s] and any dealers that participate with the Underwriter[s] in the distribution of Certificates may be deemed to be underwriters, and any profit on the resale of Certificates by them may be deemed to be underwriting discounts or commissions under the Securities Act.

     The Underwriting Agreement provides that the Company will indemnify the Underwriter[s] against certain civil liabilities, including liabilities under the Securities Act, or will contribute to payments the Underwriter[s] may be required to make in respect thereof.

     Salomon Brothers Inc is an affiliate of the Company, and the participation by Salomon Brothers Inc is the offering of the Certificates complies with Schedule E of the By-Laws of the National Association of Securities Dealers, Inc. regarding underwriting securities of an affiliate.

                                     RATINGS

     It is a condition to the issuance of the Certificates that the Certificates be rated not lower than ________ [specify ratings applicable to each class] by [Standard & Poor's Ratings Services ("Standard & Poor's")] [ Moody's Investors Service, Inc. ("Moody's")] [Fitch's Investors Service, L.P. ("Fitch's")] [and] [Duff & Phelps Credit Rating Company ("Duff & Phelps")] (the "Rating [Agency] [Agencies]"). The ratings address the likelihood of the receipt by Certificateholders of payments required under the Trust Agreement, and are based primarily on the credit quality of the Deposited Assets and any providers of Credit Support, as well as on the relative priorities of each class of the Certificates with respect to collections and losses with respect to the Deposited Assets. The rating on the Certificates does not, however, constitute a statement regarding the occurrence or frequency of redemptions or prepayments on, or extensions of the maturity of, the Deposited Assets, the corresponding effect on yield to investors, or whether investors in the Class [ ] Certificates [specify class with Notional Amount] may fail to recover fully their initial investment.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning Rating Agency. Each security rating should be evaluated independently of any other security rating.

     The Company has not requested a rating on the Certificates by any rating agency other than the Rating [Agency] [Agencies]. However, there can be no assurance as to whether any other rating agency will rate the Certificates, or, if it does, what rating would be assigned by any such other rating agency. A rating on the Certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the Certificates by the Rating [Agency] [Agencies].

                                 INDEX OF TERMS


Advance.....................................................................24
AECA........................................................................13
AID-Guaranteed Underlying Security Payment Date.............................14
Allocation of Losses; Subordination.........................................23
Allowable Expense Amount....................................................23
Appropriations Acts.........................................................12
Available Funds.............................................................23
Borrower....................................................................13
Business Day.................................................................6
Call Premium Percentage.....................................................23
Cash Collateral guaranty....................................................16
CEDE........................................................................22
Certificates.................................................................1
Clearing Agency.............................................................22
Closing Date.................................................................6
Code........................................................................27
Commission..................................................................17
Company......................................................................1
Credit Support Payments.....................................................23
Credit Support Providers....................................................23
Definitive Classes..........................................................22
Depositary..................................................................13
Deposited Assets.............................................................1
Distribution Date............................................................2
DOL.........................................................................32
DSAA........................................................................12
DTC..........................................................................2
Duff & Phelps...............................................................33
Eligible Investments........................................................23
ERISA.......................................................................32
Expected Settlement Date.....................................................1
Extraordinary Trust Expense.................................................25
Fannie Mae...................................................................9
Farm Credit Act.............................................................12
FCA.........................................................................12
FCBs........................................................................12
Federal Tax Counsel.........................................................27
FFB.........................................................................12
FFEL........................................................................10
FHLBs.......................................................................11
FHLMC Act...................................................................10
Final Distribution Date......................................................2
FIRRE Act...................................................................11
Fitch's.....................................................................33
FMS.........................................................................12
Freddie Mac.................................................................10
Funding Corporation.........................................................12
GSE..........................................................................4
GTCs........................................................................12
Housing Program.............................................................13
IFIs........................................................................13
Information Statements......................................................12
investment company..........................................................20
Investment Program..........................................................13
IRA.........................................................................32

Letter of Credit Bank.......................................................20
Liquidation Proceeds........................................................24
MBS.........................................................................10
Moody's.....................................................................33
Note Payment Date...........................................................13
Notes.......................................................................12
OID.........................................................................29
Owner Trustee................................................................1
Parties in Interest.........................................................32
Plan........................................................................32
plan assets.................................................................32
Principal Receivables.......................................................19
Prospectus...................................................................1
publicly traded partnership.................................................28
publicly-offered security...................................................32
qualifying income...........................................................28
Rating [Agency] [Agencies]..................................................33
Realized Losses..............................................................6
REFCORP.....................................................................11
Regulation..................................................................32
Required Interest...........................................................24
Required Premium............................................................24
Required Principal..........................................................24
RTC.........................................................................11
Sallie Mae..................................................................10
Securities Act..............................................................17
Security Owner..............................................................22
Seller......................................................................18
Seller's Interest...........................................................18
Seller's Percentage.........................................................18
Service.....................................................................27
Special Distribution Date....................................................6
Specified Currency...........................................................3
Standard & Poor's...........................................................33
Surety......................................................................21
System......................................................................12
Systemwide Debt Securities..................................................12
Term Asset Accumulation Period..............................................18
Term Asset Agreement.........................................................5
Term Asset Controlled Amortization Period...................................18
Term Assets..................................................................1
Term Assets Currency.........................................................4
Term Assets Early Amortization Event........................................18
Term Assets Payment Date....................................................17
Term Assets Prospectus.......................................................7
Term Assets Registration Statement..........................................17
Trust........................................................................1
Trust Agreement..............................................................1
Trustee.....................................................................13
TVA Act.....................................................................11
Underlying Trustee..........................................................14
Underwriter[s]..............................................................32
Underwriting Agreement......................................................32
unrelated business income...................................................28 unrelated debt financed income..............................................28

Prospectus

Trust Certificates

Trust Shares

(Issuable in Series)

Structured Products Corp.

Depositor

The Trust Certificates or Shares (either the "Certificates") offered hereby and by supplements (each a "Prospectus Supplement") to this Prospectus will be offered from time to time in one or more series (each a "Series") and in one or more classes within each such Series (each a "Class") with an aggregate initial public offering price or purchase price of up to [$1,000,000] or the equivalent thereof in one or more foreign or composite currencies, including the European Currency Unit ("ECU"). Certificates of each respective Series and Class will be offered on terms to be determined at the time of sale as described in the related Prospectus Supplement accompanying the delivery of this Prospectus. Certificates may be sold for United States dollars or for one or more foreign or composite currencies, and the principal of, premium, if any, and any interest to be distributed in respect of Certificates may be payable in United States dollars or in one or more foreign or composite currencies. Each Series and Class of Certificates may be issuable as individual securities in registered form without coupons ("Registered Certificates") or in bearer form with or without coupons attached ("Bearer Certificates") or as one or more global securities in registered or bearer form (each a "Global Security").

Each Series of Certificates will represent in the aggregate the entire beneficial ownership interest in securities or receivables (the "Term Assets"), which in the case of securities issued by one or more issuers (the "Term Assets Issuers"), together with certain other assets described herein and in the related Prospectus Supplement (such assets, together with the Term Assets, the "Deposited Assets"), to be deposited in a trust (the "Trust") for the benefit of holders of Certificates of such Series ("Certificateholders") by Structured Products Corp. (the "Company") pursuant to a trust agreement or pooling and servicing agreement and a series supplement thereto with respect to a given Series (collectively, the "Trust Agreement") among the Company, as depositor or transferor, the administrative agent, if any (the "Administrative Agent"), the servicer, if any (the "Servicer") and the trustee (the "Trustee") named in the related Prospectus Supplement. The Term Assets consist of a [SELECT ONE OF THE FOLLOWING BRACKETED SELECTIONS] [Alternative 1: publicly issued, fixed income debt security or a pool of such debt securities issued by one or more corporations, banking organizations or insurance companies organized under the laws of the United States of America or any state, which are subject to the informational requirements of the Securities and Exchange Act of 1934 and which in accordance therewith file reports and other information with the Commission] [Alternative 2: publicly issued, fixed income debt security or a pool of such debt securities which represent obligations of one or more foreign private issuers (as such term is defined in Rule 405 of the Securities Act) subject to the informational requirements of the Securities and Exchange Act of 1934 and which in accordance therewith file reports and other information with the Commission] [Alternative 3: publicly issued, fixed income debt security or pool of such debt securities which represent obligations of the United States of America, any agency thereof for the payment of which the full faith and credit of the United States of America is pledged, or a United States governmental sponsored organization created pursuant to a federal statue (a "GSE")] [Alternative 4: publicly issued, fixed income debt security or pool of such debt securities which represent obligations issued by or guaranteed by a foreign government, political subdivision or agency or instrumentality thereof] [Alternative 5: one or more pools of revolving credit card, charge card or debit card receivables (collectively, the "Receivables") generated or to be generated in the ordinary course of business in a portfolio of revolving credit card, charge card or debit card accounts (collectively, the "Accounts"), or a publicly issued asset backed security or pool of asset backed securities ("Credit Card Securities") representing an interest in or secured by Receivables]. If so specified in the related Prospectus Supplement, the Trust for a Series of Certificates may also include, or the Certificateholders of such Certificates may have the benefit of, any combination of insurance policies, letters of credit, reserve accounts and other types of rights or assets designed to support or ensure the servicing and distribution of amounts due in respect of the
Deposited Assets (collectively, "Credit Support"). See "Description of Certificates" and "Description of Deposited Assets and Credit Support".

Each Class of Certificates of any Series will represent the right, which may be senior to those of one or more of the other Classes of such Series, to receive specified portions of payments of principal, interest and certain other amounts on the Deposited Assets in the manner described herein and in the related Prospectus Supplement. A Series may include two or more Classes differing as to the timing, sequential order or amount of distributions of principal, interest or premium and one or more Classes within such Series may be subordinated in certain respects to other Classes of such Series.

Except as otherwise provided herein and in the applicable prospectus supplement, the Company's only obligations with respect to each Series of Certificates will be, pursuant to certain representations and warranties concerning the Deposited Assets, to assign and deliver the Deposited Assets and certain related documents to the applicable Trustee and, in certain cases, to provide for the Credit Support, if any. The principal obligations of an Administrative Agent, if any is named in the applicable Prospectus Supplement, with respect to a Series of Certificates will be pursuant to its contractual administrative obligations and, only as and to the extent provided in the related Prospectus Supplement, its obligation to make certain cash advances in the event of payment delinquencies on the Deposited Assets. See "Description of the Certificates--Advances in Respect of Delinquencies".

The Certificates of each Series will not represent an obligation of or interest in the Company, any Administrative Agent or any of their respective affiliates, except to the limited extent described herein and in the related Prospectus Supplement. Neither the Certificates nor the Deposited Assets (unless otherwise specified in such Prospectus Supplement) will be guaranteed or insured by any governmental agency or instrumentality, or by the Company, any Administrative Agent or their respective affiliates.

Prospective  investors  should  consider  the  factors  set  forth  under  "Risk
Factors".

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Certificates may be offered and sold to or through underwriters, through dealers or agents or directly to purchasers, as more fully described under "Plan of Distribution" and in the related Prospectus Supplement. This Prospectus may not be used to consummate sales of Certificates offered hereby unless accompanied by a Prospectus Supplement.

The date of this Prospectus is ________, 1998.\

                              PROSPECTUS SUPPLEMENT

     The Prospectus Supplement relating to a Series of Certificates to be offered thereby and hereby will set forth, among other things, the following with respect to such Series: (a) the specific designation and aggregate principal amount, (b) the currency or currencies in which the principal (the "Specified Principal Currency"), premium, if any (the "Specified Premium Currency"), and any interest (the "Specified Interest Currency") are distributable (the Specified Principal Currency, the Specified Premium Currency and the Specified Interest Currency being collectively referred to as the "Specified Currency"), (c) the number of Classes of such Series and, with respect to each Class of such Series, its designation, aggregate principal amount or, if applicable, notional amount and authorized denominations, (d) certain information concerning the type, characteristics and specifications of the Deposited Assets and any Credit Support for such Series or Class, (e) the relative rights and priorities of each such Class (including the method for allocating collections from the Deposited Assets to the Certificateholders of each Class and the relative ranking of the claims of the Certificateholders of each Class to such Deposited Assets), (f) the name of the Trustee and the Administrative Agent, if any, for such Series, (g) the Pass Through Rate (as defined below) or the terms relating to the applicable method of calculation thereof, (h) the time and place of distribution (each such date, a "Distribution Date") of any interest, premium (if any) and/or principal, (i) the date of issue, (j) the scheduled final Distribution Date, if applicable, (k) the offering price, (l) any exchange, whether mandatory or optional, the redemption terms and any other specific terms of Certificates of each such Series or Class. See "Description of Certificates--General" for a listing of other items that may be specified in the applicable Prospectus Supplement.

                              AVAILABLE INFORMATION

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports and other information with the Securities and Exchange Commission (the "Commission"). Reports and other information concerning the
Company can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices at Seven World Trade Center, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy statements and other information regarding registrants that file electronically with the Commission. The Company does not intend to send any financial reports to Certificateholders.

     The Company has filed with the Commission a registration statement on Form S-3 (together with all amendments and exhibits, the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), relating to the Certificates. This Prospectus does not contain all the information set forth in the Registration Statement, certain parts of which are omitted in accordance with the rules and regulations of the Commission. For further information, reference is hereby made to the Registration Statement.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     All documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Prospectus and prior to the termination of the offering of the Certificates shall be deemed to be incorporated by reference in this Prospectus. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

     The Company will provide without charge to each person to whom a copy of this Prospectus is delivered, on the written or oral request of any such person, a copy of any or all of the documents incorporated herein by reference, except the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Written requests for such copies should be directed to the Secretary of Structured Products Corp.,

32nd Floor, Room 33-126, Seven World Trade Center, New York, New York 10048. Telephone requests for such copies should be directed to the Secretary of Structured Products Corp. at (212) 783-6645.

                          REPORTS TO CERTIFICATEHOLDERS

     Except as otherwise specified in the applicable Prospectus Supplement, unless and until Definitive Certificates are issued, on each Distribution Date unaudited reports containing information concerning the related Trust will be prepared by the related Trustee and sent on behalf of each Trust only to Cede & Co. ("Cede"), as nominee of DTC and registered holder of the Certificates. See "Description of Certificates--Global Securities" and "Description of the Trust Agreement--Reports to Certificateholders; Notice". Such reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. The Company, on behalf of each Trust, will cause to be filed with the Commission such periodic reports as are required under the Exchange Act.

                         IMPORTANT CURRENCY INFORMATION

     Purchasers are required to pay for each Certificate in the Specified Principal Currency for such Certificate. Currently, there are limited facilities in the United States for conversion of U.S. dollars into foreign currencies and vice versa, and banks do not currently offer non-U.S. dollar checking or savings account facilities in the United States. However, if requested by a prospective purchaser of a Certificate having a Specified Principal Currency other than U.S. dollars, Salomon Brothers Inc (the "Offering Agent") will arrange for the exchange of U.S. dollars into such Specified Principal Currency to enable the purchaser to pay for such Certificate. Such request must be made on or before the fifth Business Day (as defined below) preceding the date of delivery of such Certificate or by such later date as is determined by the Offering Agent. Each such exchange will be made by the Offering Agent on such terms and subject to such conditions, limitations and charges as the Offering Agent may from time to time establish in accordance with its regular foreign exchange practice. All costs of exchange will be borne by the purchaser.

     References herein to "U.S. dollars", "U.S.$", USD, "dollar" or "$" are to the lawful currency of the United States.

                                  RISK FACTORS

     Limited Liquidity. There will be no market for any Series (or Class within such Series) of Certificates prior to the issuance thereof, and there can be no assurance that a secondary market will develop or, if it does develop, that it will provide Certificateholders with liquidity of investment or will continue for the life of such Certificates.

     Certain Legal Aspects. The applicable Prospectus Supplement may set forth certain legal considerations that are applicable to a specific Series (or Class or Classes within such Series) of Certificates being offered in connection with that Prospectus Supplement or the assets deposited in or assigned to the related Trust.

     Limited Obligations and Interests. The Certificates will not represent a recourse obligation of or interest in the Company or any of its affiliates. Unless otherwise specified in the applicable Prospectus Supplement, the Certificates of each Series will not be insured or guaranteed by any government agency or instrumentality, the Company, any Person affiliated with the Company or the Issuer, or any other Person. The obligations, if any, of the Company with respect to the Certificates of any Series will only be pursuant to certain limited representations and warranties. The Company does not have, and is not expected in the future to have, any significant assets with which to satisfy any claims arising from a breach of any representation or warranty. If, for example, the Company were required to repurchase a Term Asset with respect to which the Company has breached a representation or warranty, its only sources of funds to make such repurchase would be from funds obtained from the enforcement of a corresponding obligation, if any, on the part of the seller of such Term Asset to the Company, or from a reserve fund established to provide funds for such repurchases. The Company has no obligation to establish or maintain any such reserve fund.

     Credit Support; Limited Assets. Although the Trust for any Series (or Class of such Series) of Certificates may include, or the Certificateholders of such Certificates may have the benefit of, certain assets which are designed to support the payment upon, or otherwise ensure the servicing or distribution with respect to, the Deposited Assets related to such Series or Class as described in the related Prospectus Supplement, the Certificates do not represent obligations of the Company, any Administrative Agent or any of their affiliates and, unless otherwise specified in the applicable Prospectus Supplement, are not insured or guaranteed by the Company, any Administrative Agent, any of their affiliates or any other person or entity. Accordingly, Certificateholders' receipt of distributions in respect of the Certificates will depend entirely on the performance of and the Trust's receipt of payments with respect to the Deposited Assets and any Credit Support identified in the related Prospectus Supplement. See "Description of Deposited Assets and Credit Support".

     Maturity and Redemption Considerations. The timing of distributions of interest, premium (if any) and principal of any Series (or of any Class within such Series) of Certificates is affected by a number of factors, including the performance of the related Deposited Assets, the extent of any early redemption, repayment, amortization, acceleration of payment rate, slow down of payment rate or extension of maturity or amortization with respect to the related Term Assets (or portion thereof) and the manner and priority in which collections from such Term Assets and any other Deposited Assets are allocated to each Class of such Series. Certain of these factors may be influenced by a variety of accounting, tax, economic, social and other factors. The related Prospectus Supplement will discuss any calls, puts or other redemption options, any extension of maturity provisions and certain other terms applicable to such Term Assets and any other Deposited Assets. See also "Maturity and Yield Considerations".

                   [INCLUDE BRACKETED LANGUAGE IF APPROPRIATE]

     [Matters Relating to Receivables. The Receivables may be paid at any time and there can be no assurance that there will be new Receivables created in the Accounts, that additional Receivables will be available or that any particular pattern of accountholder repayments will occur. The actual principal payment rate on the Receivables will depend on, among other factors, the rate of accountholder repayments, the timing of the receipt of repayment and the rate of default by accountholders. Accountholder monthly payment rates with respect to the Accounts are dependent upon a variety of factors, including seasonal purchasing and payment habits of accountholders, the availability of other sources of credit, general economic conditions, tax laws and the terms of the Accounts (which are subject to change by the owner of such Accounts). No assurance can be given as to the account holder payment rates which will actually occur in any future period. The actual principal payment rate on the Credit Card Securities will, similarly, depend on the payment and default performance with respect to the Receivables underlying such Credit Card Securities. As a result of the foregoing, no assurance can be given that a Security will receive its final principal payment when expected or that principal payments with respect to a Security will follow any expected pattern.

     A decline in the amount of Receivables in the Accounts for any reason (including the decision by accountholders to use competing sources of credit, an economic downturn or other factors) could result in the occurrence of an early amortization event with respect to a Certificate (such an event, an "Early Amortization Event") and the commencement of the principal repayment of such Certificate earlier than expected (an "Early Amortization Period"). A decline in the amount of Receivables in the Accounts relating to a Credit Card Security for any reason (including the decision by accountholders to use competing sources of credit, an economic downturn or other factors) could result in the occurrence of an early amortization event, pay out event or liquidation event with respect to a Credit Card Security (such an event, a "Term Assets Early Amortization Event") and the commencement of the principal repayment of such Credit Card Security earlier than expected (a "Term Assets Early Amortization Period"). See the related Prospectus Supplement for a discussion of other events, including events relating to portfolio yield, breaches of representations and warranties, insolvency or bankruptcy and investment company status, which might lead to the commencement of the Early Amortization Period with respect to a Security or the Term Assets Early Amortization Period with respect to a Credit Card Security.

     Certain Legal Aspects. Each seller of Receivables (each, a "Seller") to the Company will warrant in its pooling and servicing agreement, master pooling and servicing agreement, sale and servicing agreement or trust agreement (collectively, an "Agreement") that the transfer of the Receivables by it is and will be either a valid transfer and assignment of all right, title and interest in the Receivables by it is and will be either a valid transfer and assignment of all right, title and interest in the Receivables and all proceeds thereof or the grant of a security interest in the Receivables. The Seller will take certain actions required to perfect the interest in the Receivables. The Seller will warrant that if the transfer by it of the Receivables is deemed to be a grant of security interest in the Receivables, there will be a first priority perfected security interest therein. If the transfer of the Receivables and all proceeds thereof is deemed to created a security interest therein, a tax or government lien on property of the Seller arising before Receivables come into existence may have priority over the Trust's interest in such Receivables.

     If any Seller is a regulated financial institution, to the extent that a Seller grants a security interest in the Receivables and that security interest is validly perfected before any insolvency of the Seller and is not granted or taken in contemplation of insolvency or with the intent to hinder, delay or defraud the Seller or its creditors, that security interest should not be subject to avoidance in the event of insolvency and receivership, and payments to the Trust with respect to the Receivables should not be subject to recovery by a conservator or receiver for the Seller. If, however, the conservator or receiver were to assert a contrary position, or were to require the Company, the Trust to establish its right to those payments by submitting to and completing the administrative claims procedure established under the Financial Institutions Reform, Recovery and Enforcement Act of 1989 ("FIRREA"), or the conservator or receiver were to request a stay of proceedings with respect to the Seller as provided under FIRREA, delays in payments on the Securities and possible reductions in the amount of this payments could occur. In the event of a servicer default under the Agreement, if a conservator or receiver is appointed for the servicer of the Receivables (the "Servicer"), and no servicer default other than such conservatorship or receivership or insolvency of the Servicer exists, the conservator or receiver may have the power to prevent the transfer of servicing to a successor Servicer. If a conservator or receiver were appointed for the Seller pursuant to the Agreement, new principal receivables would not be transferred under the Agreement and the Receivables (or a portion thereof) allocated in accordance with the Agreement would be sold, thereby causing early termination of the Agreement and a loss to Certificateholders if the net proceeds of such sale were insufficient to pay such Certificates in full. Upon the occurrence of an Early Amortization Event, if a conservator or receiver was appointed for the Seller and no Early Amortization Event other than such conservatorship, receivership or insolvency of the Seller existed, the conservator or receiver may have the power to prevent the early sale, liquidation or disposition of the Receivables and the commencement of the Early Amortization Period. In addition, a conservator or receiver for the Seller may have the power to cause early payment of the Securities.

     If any Seller acquired the Receivables from the originator thereof or other entity subject to the U.S. Bankruptcy Code (any such entity, an "Originator"), the Originator will have warranted that the sale of Receivables by it to the Seller is a valid sale. Notwithstanding the foregoing, if the Originator were to become a debtor in a bankruptcy case and a creditor or trustee in bankruptcy of the Originator or the Originator were to take the position that the sale of the Receivables to the Seller should be recharacterized as a pledge, then delays in payments of collections on the Receivables could occur or (should a court rule in favor of such creditor, trustee or the Originator) reductions in the amount of such payments could result.

     Assuming the transaction between an Originator and a Seller is treated as a sale, the assets of the Seller would not generally be part of the Originator's bankruptcy estate and would not be available to the Originator's creditors. Thee can be no assurance, however, that a creditor or trustee in bankruptcy of the Originator might not seek a court order consolidating the assets and liabilities of the Seller with those of the Originator. If successfully sought, such an order might make a Seller's assets (including the Receivables) available to the Originator's creditors in bankruptcy. In addition, the U.S. Court of Appeals for the Tenth Circuit has concluded that accounts receivable sold by a debtor prior to a filing for bankruptcy remain property of the debtor's bankruptcy estate.

     The foregoing considerations regarding the insolvency or bankruptcy of a Seller or Originator of Receivables will also be applicable to the issuer of a Credit Card Security or the person or persons from which such issuer acquired the Receivable underlying such Credit Card Security.

     Consumer Protection Laws. The relationship of cardholder and card issuer is extensively regulated by Federal and state consumer protection laws. The most significant of these laws include the Federal Truth-in-Lending Act, Equal Credit Opportunity Act, Fair Credit Reporting Act, Electronic Funds Transfer Act and, to the extent that a Seller is a bank, the National Bank Act, as well as the banking statutes of the state in which the bank is located, and comparable statutes in the states in which cardholders reside. These statutes impose disclosure requirements when an account is advertised, when it is opened, at the end of monthly billing cycles, upon account renewal for accounts on which annual fees are assessed, and at year end and, in addition, limit cardholder liability for unauthorized use, prohibit certain discriminatory practice in extending credit, and impose certain limitations on the type of account-related charges that may be assessed. Federal legislation requires card issuers to disclose to consumers the interest rates, annual cardholder fees, grace periods, and balance calculation methods associated with their accounts. Cardholders are entitled under current law to have payments and credits applied to the account promptly to receive prescribed notices and to have billing errors resolved promptly.

     Various proposed laws and amendments to existing laws have been introduced in Congress and certain state and local legislatures that, if enacted, would further regulate the credit card industry.

     The Company may be liable for certain violations of consumer protection laws that apply to the Receivables, either as assignee of the Seller with respect to obligations arising before transfer of the Receivables or as a party directly responsible for obligations arising after the transfer. In addition, a cardholder may be entitled to assert such violations by way of setoff against his obligation to pay the amount of Receivables owing. A Seller will covenant in the Agreement to accept the transfer of all Receivables in an Account if any Receivable in such account has not been created in compliance in all material respects with the requirements of such laws, if such noncompliance has a material adverse effect on the interest of securityholders under such Agreement. Each Agreement will also provide for the Trust to be indemnified by the Seller or Servicer, among other things, for any liability arising from such violations.

     Application of Federal and state bankruptcy and debtor relief laws would affect the interest of the Securityholders in the Receivables, if such laws result in any Receivables being written off as uncollectible.

     Competition. The credit card and charge card industries are highly competitive. There is increased competitive use of advertising, target marketing and pricing competition in interest rates and annual cardholder fees as both traditional and new credit card and charge card issuers seek to expand or to enter the market. As a result of this competition, certain major credit card and charge card issuers may assess finance charges for selected portions of their portfolios at rates lower than the rates currently being assessed on the Accounts. A Seller's ability to compete in the credit card and charge card industry will affect its ability to generate new Receivables. In addition, the generation of Receivables by a Seller may be partly or completely dependent upon sales at one or more retail stores. In such a case, competition in the retail industry will also affect the Seller's ability to generate new Receivables.

     Basis Risk. If so specified in the related Prospectus Supplement, a portion of the Accounts will have finance charges set at a variable rate above a designated prime rate or other designated index. A Series offered pursuant hereto may bear interest at a fixed rate or at a floating rate based on an index other than the prime rate or other designated index. If there is a decline in the prime rate or other designated index, the amount of collections of finance charge Receivables on such Accounts may be reduced, whereas the amounts payable as interest on such Series and other amounts required to be funded out of finance charge Receivables with respect to such Series may not be similarly reduced. In such a case, an Early Amortization Event with respect to such Series or a Term Assets Early Amortization Event with respect to a Credit Card Security underlying such Series may occur.

     Social, Geographic and Economic Factors. Changes in card use, payment patters and the rate of defaults by cardholder may result from a variety of social, economic and geographic factors. Economic factors include the rate of inflation and relative interest rates offered for various types of loans. Adverse changes in economic conditions in any states where cardholders are located could have a direct impact on the timing and amount of payments on a Series. The Company is unable to determine and has no basis to predict whether, or to what extent, economic, social or geographic factors will affect future card use or repayment patters or payments on the Securities of a Series. New credit card issuers have been entering the market while other issuers have been seeking to expand market share through increased advertising, target marketing and pricing competition. Additionally, the use of incentive or affinity programs (e.g., gift awards for card usage) may affect card usage patters.

     A Seller's Ability to Change Terms of the Receivables. Any Seller may have the right to determine the finance charges and the other fees and charges which will be applicable from time to time on its Accounts, to alter the minimum monthly payment required under the Accounts and to change various other terms of its agreements with cardholders with respect to the Accounts. A decrease in the finance charges and the other fees and charges assessed on the Accounts would decrease the effective yield on the Accounts and could result in the occurrence of an Early Amortization Event with respect to a Series offered pursuant hereto or a Term Assets Early Amortization

Event with respect to a Credit Card Security underlying such Series and commencement of an Early Amortization Period or Term Assets Early Amortization Period, as applicable.

     Under an Agreement, a Seller may agree that, unless required by law or as is otherwise necessary, in its good faith judgment, to maintain its credit card business on a competitive basis, it will not reduce the annual percentage rate at which finance charges are assessed on the Receivables or the other fees and changes assessed on the Accounts, if, as a result of such reduction, the Net Portfolio Yield as of such date would be less than the Base Rate. The terms "Base Rate" and "Net Portfolio Yield" have the meanings set forth in the Prospectus Supplement reacting to each Series. The Seller may also covenant that it will change the terms relating to the Accounts only if the change is made applicable to the comparable segment of the accounts owned and serviced by the Seller with characteristics the same as or substantially similar to the Account, except as otherwise restricted by the terms of the applicable cardholder agreement. In servicing Accounts, a Servicer will generally be required to exercise the same care and apply the same policies that it exercises in handling similar matters for its own comparable accounts. Except as set forth above, there are generally no restrictions on the ability of a Seller to change the terms of the Accounts or the Receivables. There can be no assurance that changes in applicable law, changes in the marketplace or prudent business practice might not result in a determination by a Seller to decrease finance charges or other fees and charges for existing accounts, or take actions which would otherwise change the terms of the Accounts. The foregoing considerations are also generally applicable to the Receivables and Accounts relating to a Credit Card Security.

     Impact of Additional Accounts. A Seller may be permitted to designate additional Accounts ("Additional Accounts") the Receivables of which will be conveyed to the Company, a Trust on a discrete basis or automatically as such Additional Accounts are created. There can be no assurance that Receivables in such Additional Accounts will be of the same credit quality as those Receivables previously conveyed to a Trust. In particular, the Receivables in the Additional Accounts may be originated using different criteria, be originated by a different Originator and be of a different type than those in the previously designated Accounts. The foregoing considerations are also generally applicable to the Receivables and Accounts relating to a Credit Card Security.]

     Tax Considerations. The federal income tax consequences of the purchase, ownership and disposition of the Certificates and the tax treatment of the Trust will depend on the specific terms of the Certificates, the Trust, any Credit Support and the Deposited Assets. Upon the issuance of each Series of Certificates, the Depositor will cause to be filed with the Commission a Current Report on Form 8-K containing an opinion of counsel as to federal income tax matters. See the description under "Federal Income Tax Considerations" in the related Prospectus Supplement.

     Ratings of the Certificates. At the time of issue, the Certificates of any given Series (or each Class of such Series that is offered hereby) will be rated in one of the investment grade categories recognized by one or more nationally recognized rating agencies (a "Rating Agency"). Unless otherwise specified in the applicable Prospectus Supplement, the rating of any Series or Class of Certificates is based primarily on the related Deposited Assets and any Credit Support and the relative priorities of the Certificateholders of such Series or Class to receive collections from, and to assert claims against, the Trust with respect to such Deposited Assets and any Credit Support. The rating is not a recommendation to purchase, hold or sell Certificates, inasmuch as such rating does not comment as to market price or suitability for a particular investor. In addition, the rating does not address the likelihood that the principal amount of any Series or Class will be paid prior to any final legal maturity date. There can be no assurance that the rating will remain for any given period of time or that the rating will not be lowered or withdrawn entirely by the Rating Agency if in its judgment circumstances in the future so warrant. Any Class or Classes of a given Series of Certificates may not be offered pursuant to this Prospectus, in which case such Class or Classes may or may not be rated in an investment grade category by a Rating Agency.

     Global Securities. Unless otherwise specified in the related Prospectus Supplement, the Certificates of each Series (or, if more than one Class exists, each Class of such Series) will initially be represented by one or more Global Securities deposited with, or on behalf of, a Depositary (as defined below) and will not be issued as individual definitive Certificates to the purchasers of such Certificates. Consequently, unless and until such individual definitive Certificates of a particular Series or Class are issued, such purchasers will not be recognized as Certificateholders under the Trust Agreement. Hence, until such time, such purchasers will only be able to exercise the rights of
Certificateholders indirectly through the Depositary and its respective participating organizations and, as a result, the ability of any such purchaser to pledge that Certificate to persons or entities that do not participate in the Depositary's system, or to otherwise act with respect to such Certificate, may be limited. See "Description of Certificates--Global Securities" and "Limitations on Issuance of Bearer Certificates" and any further description contained in the related Prospectus Supplement.

     Currency Risks. The Certificates of any given Series (or Class within such Series) may be denominated in a currency other than U.S. dollars to the extent specified in the applicable Prospectus Supplement. This Prospectus does not describe all the risks of an investment in such Certificates, and the Company disclaims any responsibility to advise prospective purchasers of such risks as they exist from time to time. Prospective purchasers of such Certificates should consult their own financial and legal advisors as to the risks entailed by an investment in such Certificates denominated in a currency other than U.S. dollars. Such Certificates are not an appropriate investment for persons who are unsophisticated with respect to foreign currency transactions. See "Currency Risks".

     Passive Nature of the Trust. Unless otherwise specified in the applicable Prospectus Supplement, the Trustee with respect to any Series of Certificates will hold the Deposited Assets for the benefit of the Certificateholders. The related Deposited Assets will generally be held to maturity and not disposed of, regardless of adverse events, financial or otherwise, which may affect any Seller, Term Assets Issuer or the value of the Deposited Assets. Under certain circumstances the holders of the Certificates may direct the Trustee to dispose of all or a portion of the Term Assets or take certain other actions in respect of the Deposited Assets.

     In addition, the Prospectus Supplement for each Series of Certificates will set forth information regarding additional risk factors, if any, applicable to such Series (and each Class within such Series).

                                   THE COMPANY

     The Company was incorporated in the State of Delaware on November 23, 1992, as an indirect, wholly-owned, limited-purpose finance subsidiary of Salomon Inc, and a direct subsidiary of Salomon Brothers Holding Company Inc ("SBHCI"). The Company will not engage in any business or other activities other than issuing and selling securities from time to time and acquiring, owning, holding, pledging and transferring assets (including Deposited Assets and Credit Support) in connection therewith or with the creation of a Trust and in activities related or incidental thereto. The Company does not have, nor is it expected to have, any significant unencumbered assets. The Company's principal executive offices are located at Room 33-126, 32nd Floor, Seven World Trade Center, New York, New York 10048 (telephone (212) 783-6645).

                                 USE OF PROCEEDS

     Unless otherwise specified in the applicable Prospectus Supplement, the net proceeds to be received from the sale of each Series or Class of Certificates (whether or not offered hereby) will be used by the Company to purchase the related Deposited Assets (or provide a Trust with funds to purchase such Deposited Assets) and arrange certain Credit Support including, if specified in the related Prospectus Supplement, making required deposits into any reserve account or the applicable Certificate Account (as defined below) for the benefit of the Certificateholders of such Series or Class. Any remaining net proceeds, if any, will be used by the Company for general corporate purposes.

                             FORMATION OF THE TRUST

     The Company will assign the Deposited Assets (or cash to purchase such assets) for each Series of Certificates to the Trustee named in the applicable Prospectus Supplement, in its capacity as Trustee, for the benefit of the
Certificateholders of such Series. See "Description of the Trust Agreement--Assignment of Deposited Assets". The Trustee named in the applicable Prospectus Supplement, will administer the Deposited Assets pursuant to the Trust Agreement and will receive a fee for such services (the "Trustee's Fee"). Any Administrative Agent named in the applicable Prospectus Supplement will perform such tasks as are specified therein and in the Trust Agreement and will receive a fee for such services (the "Administration Fee") as specified in the Prospectus Supplement. See "Description of the Trust Agreement--Collection and Other Administrative Procedures" and "--Retained Interest; Administrative Agent Compensation and Payment of Expenses". The Trustee or an Administrative Agent, if applicable, will either cause the assignment of the Deposited Assets to be recorded or will obtain an opinion of counsel that no recordation is required to obtain a first priority perfected security interest in such Deposited Assets.

     Unless otherwise stated in the Prospectus Supplement, the Company's assignment of the Deposited Assets to the Trustee will be without recourse. To the extent provided in the applicable Prospectus Supplement, the obligations of an Administrative Agent, if any, so named therein with respect to the Deposited Assets will consist primarily of its contractual administrative obligations, if any, under the Trust Agreement, its obligation, if any, to make certain cash advances in the event of delinquencies in payments on or with respect to any Deposited Assets in amounts described under "Description of the Trust Agreement--Advances in Respect of Delinquencies", and its obligations, if any, to purchase Deposited Assets as to which there has been a breach of certain representations and warranties or as to which the documentation is materially defective. The obligations of an Administrative Agent, if any, named in the applicable Prospectus Supplement to make advances will be limited to amounts which any such Administrative Agent believes ultimately would be recoverable under any Credit Support, insurance coverage, the proceeds of liquidation of the Deposited Assets or from other sources available for such purposes. See "Description of the Trust Agreement--Advances in Respect of Delinquencies".

     Unless otherwise provided in the related Prospectus Supplement, each Trust will consist of (i) such Deposited Assets, or interests therein, exclusive of any interest in such assets (the "Retained Interest") retained by the Company or any previous owner thereof, as from time to time are specified in the Trust Agreement; (ii) such assets as from time to time are identified as deposited in the related Certificate Account; (iii) property, if any, acquired on behalf of Certificateholders by foreclosure or repossession and any revenues received thereon; (iv) those elements of Credit Support, if any, provided with respect to any Class within such Series that are specified as being part of the related Trust in the applicable Prospectus Supplement, as described therein and under "Description of Deposited Assets and Credit Support--Credit Support"; (v) the rights of the Company under the agreement or agreements entered into by the Trustee on behalf of the Certificateholders which constitute, or pursuant to which the Trustee has acquired, such Deposited Assets; and (vi) the rights of the Trustee in any cash advance, reserve fund or surety bond, if any, as described under "Description of the Trust Agreement--Advances in Respect at Delinquencies".

     In addition, to the extent provided in the applicable Prospectus Supplement, the Company will obtain Credit Support for the benefit of the Certificateholders of any related Series (or Class within such Series) of Certificates.

                        MATURITY AND YIELD CONSIDERATIONS

     Each Prospectus Supplement will, to the extent applicable, contain information with respect to the type and maturities of the related Term Assets and the terms, if any, upon which such Term Assets may be subject to early redemption (either by the applicable obligor or pursuant to a third-party call option), repayment (at the option of the holders thereof) or extension of maturity. The provisions of the Term Assets with respect to the foregoing will, unless otherwise specified in the applicable Prospectus Supplement, affect the weighted average life of the related Series of Certificates.

     The effective yield to holders of the Certificates of any Series (and Class within such Series) may be affected by certain aspects of the Deposited Assets or any Credit Support or the manner and priorities of allocations of collections with respect to such Deposited Assets between the Classes of a given Series. The yield to maturity of any Series (or Class within such Series) may be affected by any optional or mandatory redemption, repayment, amortization or extension of maturity of the related Term Assets. A variety of tax, accounting, economic, and other factors will influence whether any applicable party exercises any right of redemption, repurchase or extension in respect of its securities. The rate of redemption may also be influenced by prepayments on the obligations a Term Assets Issuer holds for its own account. All else remaining equal, if prevailing interest rates fall significantly below the interest rates on the related Term Assets, the likelihood of redemption would be expected to increase. There can be no certainty as to whether any Term Asset redeemable at the option of a Term Assets Issuer will be repaid prior to its stated maturity.

                   [Include Bracketed Language as Appropriate]

     [Collections on the underlying Receivables may vary because among other things, borrowers may make payments during any month as low as the minimum monthly payment for such month or as high as the entire outstanding principal balance plus accrued interest and the fees and charges thereon. It is possible that borrowers may fail to make the minimum payments. Collections on the Receivables may also vary due to seasonal purchasing and payment habits of borrowers. All else remaining equal, if prevailing interest rates fall significantly below the interest rates on the related Accounts, the likelihood of repayment of the Receivables would be expected to increase.]

     Unless otherwise specified in the related Prospectus Supplement, each of the Term Assets will be subject to acceleration upon the occurrence of certain Term Asset Events of Default (as defined below). The maturity and yield on the Certificates will be affected by any early repayment of the Term Assets as a result of the acceleration of the Outstanding Debt Securities by the holders thereof. See "Description of the Deposited Assets".

     The extent to which the yield to maturity of such Certificates may vary from the anticipated yield due to the rate and timing of payments on the Deposited Assets will depend upon the degree to which they are purchased at a discount or premium and the degree to which the timing of payments thereon is sensitive to the rate and timing of payments on the Deposited Assets.

     The yield to maturity of any Series (or Class) of Certificates will also be affected by variations in the interest rates applicable to, and the corresponding payments in respect of, such Certificates, to the extent that the Pass-Through Rate for such Series (or Class) is based on variable or adjustable interest rates. With respect to any Series of Certificates, disproportionate principal payments (whether resulting from differences in amortization schedules, payments due on scheduled maturity or upon early redemption) on the related Term Assets having interest rates higher or lower than the then applicable Pass-Through Rates applicable to such Certificates may affect the yield thereon.

     The Prospectus Supplement for each Series of Certificates will set forth additional information regarding yield and maturity considerations applicable to such Series (and each Class within such Series) and the related Deposited Assets, including the applicable Term Assets.

                           DESCRIPTION OF CERTIFICATES

     Each Series (or, if more than one Class exists, the Classes within such Series) of Certificates will be issued pursuant to a Trust Agreement and a separate series supplement thereto among the Company, the Administrative Agent, if any, and the Trustee named in the related Prospectus Supplement, a form of which Trust Agreement is attached as an exhibit to the Registration Statement. The provisions of the Trust Agreement (as so supplemented) may vary depending upon the nature of the Certificates to be issued thereunder and the nature of the Deposited Assets, Credit Support and related Trust. The following summaries describe certain provisions of the Trust Agreement which may be applicable to each Series of Certificates. The applicable Prospectus Supplement for a Series of Certificates will describe any provision of the Trust Agreement that materially differs from the description thereof contained in this Prospectus. The following summaries do not purport to be complete and are subject to the detailed provisions of the form of Trust Agreement to which reference is hereby made for a full description of such provisions, including the definition of certain terms used, and for other information regarding the Certificates. As used herein with respect to any Series, the term "Certificate" refers to all the Certificates of that Series, whether or not offered hereby and by the related Prospectus Supplement, unless the context otherwise requires.

General

     There is no limit on the amount of Certificates that may be issued under the Trust Agreement, and the Trust Agreement will provide that Certificates of the applicable Series may be issued in multiple Classes. The Series (or Classes within such Series) of Certificates to be issued under the Trust Agreement will represent the entire beneficial ownership interest in the Trust for such Series created pursuant to the Trust Agreement and each such Class will be allocated certain relative priorities to receive specified collections from, and a certain percentage ownership interest of the assets deposited in, such Trust, all as identified and described in the applicable Prospectus Supplement. See "Description of Deposited Assets and Credit Support--Collections".

     Reference is made to the related Prospectus Supplement for a description of the following terms of the Series (and if applicable, Classes within such Series) of Certificates in respect of which this Prospectus and such Prospectus Supplement are being delivered: (i) the title of such Certificates; (ii) the Series of such Certificates and, if applicable, the number and designation of Classes of such Series; (iii) certain information concerning the type, characteristics and specifications of the Deposited Assets being deposited into the related Trust by the Company (and, with respect to any Term Asset which at the time of such deposit represents a significant portion of all such Deposited Assets and any related Credit Support, certain information concerning the terms of each such Term Asset, the identity of the issuer [or Seller] thereof and where publicly available information regarding such issuer [or Seller] may be obtained); (iv) the limit, if any, upon the aggregate principal amount or notional amount, as applicable, of each Class thereof; (v) the dates on which or periods during which such Series or Classes within such Series may be issued (each, an "Original Issue Date"), the offering price thereof and the applicable Distribution Dates on which the principal, if any, of (and premium, if any, on) such Series or Classes within such Series will be distributable; (vi) if applicable, the relative rights and priorities of each such Class (including the method for allocating collections from and defaults or losses on the Deposited Assets to the Certificateholders of each such Class); (vii) whether the Certificates of such Series or each Class within such Series are Fixed Rate Certificates or Floating Rate Certificates (each as defined below) and the applicable interest rate (the "Pass-Through Rate") for each such Class, including the applicable rate, if fixed (a "Fixed Pass-Through Rate"), or the terms relating to the particular method of calculation thereof applicable to such Series or each Class within such Series, if variable (a "Variable Pass-Through Rate"); the date or dates from which such interest will accrue; the applicable Distribution Dates on which interest, principal and premium, in each case as applicable, on such Series or Class will be distributable and the related Record Dates, if any; (viii) the option, if any, of any Certificateholder of such Series or Class to withdraw a portion of the assets of the Trust in exchange for surrendering such Certificateholder's Certificate or to put the Certificate to the Company or a third party or of the Company or Administrative Agent, if any, or another third party to purchase or repurchase any Deposited Assets (in each case to the extent not inconsistent with the Company's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940 and all applicable rules, regulations and interpretations thereunder) and the periods within which or the dates on which, and the terms and conditions upon which any such option may be exercised, in whole or in part; (ix) the rating of such Series or each Class within such Series offered hereby (provided, however, that one or more Classes within such Series not offered hereunder may be unrated or may be rated below investment grade); (x) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which such Series or Class within such Series will be issuable; (xi) whether the Certificates of any Class within a given Series are to be entitled to (1) principal distributions, with disproportionate, nominal or no interest distributions, or (2) interest distributions, with disproportionate, nominal or no principal distributions ("Strip Certificates"), and the applicable terms thereof; (xii) whether the Certificates of such Series or of any Class within such Series are to be issued as Registered Securities or Bearer Certificates or both and, if Bearer Certificates are to be issued, whether coupons ("Coupons") will be attached thereto; whether Bearer Certificates of such Series or Class may be exchanged for Registered Securities of such Series or Class and the circumstances under which and the place or places at which any such exchanges, if permitted, may be made; (xiii) whether the Certificates of such Series or of any Class within such Series are to be issued in the form of one or more Global Securities and, if so, the identity of the Depositary (as defined below), if other than The Depository Trust Company, for such Global Security or Securities; (xiv) if a temporary Certificate is to be issued with respect to such Series or any Class within such Series, whether any interest thereon distributable on a Distribution Date prior to the issuance of a definitive Certificate of such Series or Class will be credited to the account of the Persons entitled thereto on such Distribution Date; (xv) if a temporary Global Security is to be issued with respect to such Series or Class, the terms upon which beneficial interests in such temporary Global Security may be exchanged in whole or in part for beneficial interests in a definitive Global Security or for individual Definitive Certificates (as defined below) of such Series or Class and the terms upon which beneficial interests in a definitive Global Security, if any, may be exchanged for individual Definitive Certificates of such Series or Class; (xvi) if other than U.S. dollars, the Specified Currency applicable to the Certificates of such Series or Class for purposes of denominations and distributions on such Series or each Class within such Series and the circumstances and conditions, if any, when such Specified Currency may be changed, at the election of the Company or a Certificateholder, and the currency or currencies in which any principal of or any premium or any interest on such Series or Class are to be distributed pursuant to such election; (xvii) any additional Administrative Agent Termination Events (as defined below), if applicable, provided for with respect to such Class; (xviii) all applicable Required Percentages and Voting Rights (each as defined below) relating to the manner and percentage of votes of Certificateholders of such Series and each Class within such Series required with respect to certain actions by the Company or the applicable Administrative Agent, if any, or the

Trustee; and (xix) any other terms of such Series or Class within such Series of Certificates not inconsistent with the provisions of the Trust Agreement relating to such Series.

     Unless otherwise indicated in the applicable Prospectus Supplement, Certificates of each Series (including any Class of Certificates not offered hereby) will be issued only as Registered Certificates in denominations of $1,000 and any integral multiple thereof and will be payable only in U.S. dollars. The authorized denominations of Registered Certificates of a given Series or Class within such Series having a Specified Currency other than U.S. dollars will be set forth in the applicable Prospectus Supplement.

     The United States Federal income tax consequences and ERISA consequences relating to any Series or any Class within such Series of Certificates will be described in the applicable Prospectus Supplement. In addition, any risk factors, the specific terms and other information with respect to the issuance of any Series or Class within such Series of Certificates on which the principal of and any premium and interest are distributable in a Specified Currency other than U.S. dollars will be described in the applicable Prospectus Supplement relating to such Series or Class. Unless otherwise specified in the applicable Prospectus Supplement, the U.S. dollar equivalent of the public offering price or purchase price of a Certificate having a Specified Principal Currency other than U.S. dollars will be determined on the basis of the noon buying rate in New York City for cable transfer in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") for such Specified Principal Currency on the applicable issue date. As specified in the applicable Prospectus Supplement such determination will be made by the Company, the Trustee, the Administrative Agent, if any, or an agent thereof as exchange rate agent for each Series of Certificates (the "Exchange Rate Agent").

     Unless otherwise provided in the applicable Prospectus Supplement, Registered Certificates may be transferred or exchanged for like Certificates of the same Series and Class at the corporate trust office or agency of the applicable Trustee in the City and State of New York, subject to the limitations provided in the Trust Agreement, without the payment of any service charge, other than any tax or governmental charge payable in connection therewith. Bearer Certificates will be transferable by delivery. Provisions with respect to the exchange of Bearer Certificates will be described in the applicable Prospectus Supplement. Unless otherwise specified in the applicable Prospectus Supplement, Registered Securities may not be exchanged for Bearer Certificates. The Company may at any time purchase Certificates at any price in the open market or otherwise. Certificates so purchased by the Company may, at the discretion of the Company, be held or resold or surrendered to the Trustee for cancellation of such Certificates.

Distributions

     Distributions allocable to principal, premium (if any) and interest on the Certificates of each Series (and Class within such Series) will be made in the Specified Currency for such Certificates by or on behalf of the Trustee on each Distribution Date as specified in the related Prospectus Supplement and the amount of each distribution will be determined as of the close of business on the date specified in the related Prospectus Supplement (the "Determination Date"). If the Specified Currency for a given Series or Class within such Series of Registered Certificates is other than U.S. dollars, the Administrative Agent, if any, or otherwise the Trustee will (unless otherwise specified in the applicable Prospectus Supplement) arrange to convert all payments in respect of each Certificate of such Series or Class into U.S. dollars in the manner described in the following paragraph. The Certificateholder of a Registered Certificate of a given Series or Class within such Series denominated in a Specified Currency other than U.S. dollars may (if the applicable Prospectus Supplement and such Certificate so indicate) elect to receive all distributions in respect of such Certificate in the Specified Currency by delivery of a written notice to the Trustee and Administrative Agent, if any, for such Series not later than fifteen calendar days prior to the applicable Distribution Date, except under the circumstances described under "Currency Risks--Payment Currency" below. Such election will remain in effect until revoked by written notice to such Trustee and Administrative Agent, if any, received by each of them not later than fifteen calendar days prior to the applicable Distribution Date.

     Unless otherwise specified in the applicable Prospectus Supplement, in the case of a Registered Certificate of a given Series or Class within such Series having a Specified Currency other than U.S. dollars, the amount of any U.S. dollar distribution in respect of such Registered Certificate will be determined by the Exchange Rate Agent based on the highest firm bid quotation expressed in U.S. dollars received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable Distribution

Date (or, if no such rate is quoted on such date, the last date on which such rate was quoted), from three (or, if three are not available, then two) recognized foreign exchange dealers in The City of New York (one of which may be the Offering Agent and another of which may be the Exchange Rate Agent) selected by the Exchange Rate Agent, for the purchase by the quoting dealer, for settlement on such Distribution Date, of the aggregate amount payable in such Specified Currency on such payment date in respect of all Registered
Certificates. All currency exchange costs will be borne by the Certificateholders of such Registered Certificates by deductions from such distributions. If no such bid quotations are available, such distributions will be made in such Specified Currency, unless such Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Company's control, in which case such distributions will be made as described under "Currency Risks--Payment Currency" below. The applicable Prospectus Supplement will specify such information with respect to Bearer Certificates.

     Unless otherwise provided in the applicable Prospectus Supplement and except as provided in the succeeding paragraph, distributions with respect to Certificates will be made (in the case of Registered Certificates) at the corporate trust office or agency of the Trustee specified in the applicable Prospectus Supplement; provided, however, that any such amounts distributable on the final Distribution Date of a Certificate will be distributed only upon surrender of such Certificate at the applicable location set forth above. Except as otherwise provided in the applicable Prospectus Supplement, no distribution on a Bearer Certificate will be made by mail to an address in the United States or by wire transfer to an account maintained by the Certificateholder thereof in the United States.

     Unless otherwise specified in the applicable Prospectus Supplement, distributions on Registered Certificates in U.S. dollars will be made, except as provided below, by check mailed to the Registered Certificateholders of such Certificates (which, in the case of Global Securities, will be a nominee of the Depositary); provided, however, that, in the case of a Series or Class of Registered Certificates issued between a Record Date (as defined below) and the related Distribution Dates, interest for the period beginning on the issue date for such Series or Class and ending on the last day of the interest accrual period ending immediately prior to or coincident with such Distribution Date will, unless otherwise specified in the applicable Prospectus Supplement, be distributed on the next succeeding Distribution Date to the Registered Certificateholders of the Registered Certificates of such Series or Class on the related Record Date. A Certificateholder of $10,000,000 (or the equivalent thereof in a Specified Principal Currency other than U.S. dollars) or more in aggregate principal amount of Registered Certificates of a given Series shall be entitled to receive such U.S. dollar distributions by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Trustee for such Series not later than fifteen calendar days prior to the applicable Distribution Date. Simultaneously with the election by any Certificateholder to receive payments in a Specified
Currency other than U.S. dollars (as provided above), such Certificateholder shall provide appropriate wire transfer instructions to the Trustee for such Series, and all such payments will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States.

     Except as otherwise specified in the applicable Prospectus Supplement, "Business Day" with respect to any Certificate means any day, other than a Saturday or Sunday, that is (i) not a day on which banking institutions are authorized or required by law or regulation to be closed in (a) The City of New York or (b) if the Specified Currency for such Certificate is other than U.S. dollars, the financial center of the country issuing such Specified Currency (which, in the case of ECU, shall be Brussels, Belgium) and (ii) if the Pass-Through Rate for such Certificate is based on LIBOR, a London Banking Day. "London Banking Day" with respect to any Certificate means any day on which dealings in deposits in the Specified Currency of such Certificate are transacted in the London interbank market. The Record Date with respect to any Distribution Date for a Series or Class of Registered Certificates shall be specified as such in the applicable Prospectus Supplement.

Interest on the Certificates

     General. Each Class of Certificates (other than certain Classes of Strip Certificates) of a given Series may have a different Pass-Through Rate, which may be a fixed or variable Pass-Through Rate, as described below. In the case of Strip Certificates with no or, in certain cases, a nominal Certificate Principal Balance, such distributions of interest will be in an amount (as to any Distribution Date, "Stripped Interest") described in the related Prospectus Supplement. For purposes hereof, "Notional Amount" means the notional principal amount specified in the applicable Prospectus Supplement on which interest on Strip Certificates with no or, in certain cases, a nominal Certificate Principal Balance will be made on each Distribution Date. Reference to the Notional Amount of a Class of Strip Certificates herein or in a Prospectus Supplement does not indicate that such Certificates represent the right to receive any distributions in respect of principal in such amount, but rather the term "Notional Amount" is used solely as a basis for calculating the amount of required distributions and determining certain relative voting rights, all as specified in the related Prospectus Supplement.

     Fixed Rate Certificates. Each Series (or, if more than one Class exists, each Class within such Series) of Certificates with a fixed Pass-Through Rate ("Fixed Rate Certificates") will bear interest, on the outstanding Certificate Principal Balance (or Notional Amount, if applicable), from its Original Issue Date, or from the last date to which interest has been paid, at the fixed Pass-Through Rate stated on the face thereof and in the applicable Prospectus Supplement until the principal amount thereof is distributed or made available for payment (or in the case of Fixed Rate Certificates with no or a nominal principal amount, until the Notional Amount thereof is reduced to zero), except that, if so specified in the applicable Prospectus Supplement, the Pass-Through Rate for such Series or any such Class or Classes may be subject to adjustment from time to time in response to designated changes in the rating assigned to such Certificates by one or more rating agencies, in accordance with a schedule or otherwise, all as described in such Prospectus Supplement. Unless otherwise set forth in the applicable Prospectus Supplement, interest on each Series or Class of Fixed Rate Certificates will be distributable in arrears on each Distribution Date specified in such Prospectus Supplement. Each such distribution of interest shall include interest accrued through the day specified in the applicable Prospectus Supplement. Unless otherwise specified in the applicable Prospectus Supplement, interest on Fixed Rate Certificates will be computed on the basis of a 360-day year of twelve 30-day months.

     Floating Rate Certificates. Each Series (or, if more than one Class exists, each Class within such Series) of Certificates with a variable Pass-Through Rate ("Floating Rate Certificates") will bear interest, on the outstanding Certificate Principal Balance (or Notional Amount, if applicable), from its Original Issue Date to the first Interest Reset Date (as defined below) for such Series or Class at the Initial Pass-Through Rate set forth on the face thereof and in the applicable Prospectus Supplement. Thereafter, the Pass-Through Rate on such Series or Class for each Interest Reset Period (as defined below) will be determined by reference to an interest rate basis (the "Base Rate"), plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any. The "Spread" is the number of basis points (one basis point equals one one-hundredth of a percentage point) that may be specified in the applicable Prospectus Supplement as being applicable to such Series or Class, and the "Spread Multiplier" is the percentage that may be specified in the applicable Prospectus Supplement as being applicable to such Series or Class, except that if so specified in the applicable Prospectus Supplement, the Spread or Spread Multiplier on such Series or any such Class or Classes of Floating Rate Certificates may be subject to adjustment from time to time in response to designated changes in the rating assigned to such Certificates by one or more rating agencies, in accordance with a schedule or otherwise, all as described in such Prospectus Supplement. The applicable Prospectus Supplement, unless otherwise specified therein, will designate one of the following Base Rates as applicable to a Floating Rate Certificate: (i) LIBOR (a "LIBOR Certificate"),
(ii) the Commercial Paper Rate (a "Commercial Paper Rate Certificate"), (iii) the Treasury Rate (a "Treasury Rate Certificate"), (iv) the Federal Funds Rate (a "Federal Funds Rate Certificate"), (v) the CD Rate (a "CD Rate Certificate") or (vi) such other Base Rate (which may be based on, among other things, one or more market indices or the interest and/or other payments (whether scheduled or otherwise) paid, accrued or available with respect to a designated asset, pool of assets or type of asset) as is set forth in such Prospectus Supplement and in such Certificate. The "Index Maturity" for any Series or Class of Floating Rate Certificates is the period of maturity of the instrument or obligation from which the Base Rate is calculated. "H.15(519)" means the publication entitled "Statistical Release H.15(519), Selected Interest Rates", or any successor publication, published by the Board of Governors of the Federal Reserve System. "Composite Quotations" means the daily statistical release entitled "Composite 3:30 p.m. Quotations for U.S. Government Securities" published by the Federal Reserve Bank of New York.

     As specified in the applicable Prospectus Supplement, Floating Rate Certificates of a given Series or Class may also have either or both of the following (in each case expressed as a rate per annum on a simple interest basis): (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any interest accrual period specified in the applicable Prospectus Supplement ("Maximum Pass-Through Rate") and (ii) a minimum limitation, or floor, on the rate at which interest may accrue during any such interest accrual period ("Minimum Pass-Through Rate"). In addition to any Maximum Pass-Through Rate that may be applicable to any Series or Class of Floating Rate Certificates, the Pass-Through Rate applicable to any Series or Class of Floating Rate Certificates will in no event be higher than the maximum rate permitted by applicable law, as the same may be modified by United States law of general application. The Floating Rate Certificates will be governed by the law of the State of New York and, under such law as of the date of this Prospectus, the maximum rate of interest, with certain exceptions, is 25% per annum on a simple interest basis.

     The Company will appoint, and enter into agreements with, agents (each a "Calculation Agent") to calculate Pass-Through Rates on each Series or Class of Floating Rate Certificates. The applicable Prospectus Supplement will set forth the identity of the Calculation Agent for each Series or Class of Floating Rate Certificates. All determinations of interest by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the holders of Floating Rate Certificates of a given Series or Class.

     The Pass-Through Rate on each Class of Floating Rate Certificates will be reset daily, weekly, monthly, quarterly, semiannually or annually (such period being the "Interest Reset Period" for such Class, and the first day of each Interest Reset Period being an "Interest Reset Date"), as specified in the applicable Prospectus Supplement. Interest Reset Dates with respect to each Series, and any Class within such Series of Floating Rate Certificates will be specified in the applicable Prospectus Supplement; provided, however, that unless otherwise specified in such Prospectus Supplement, the Pass-Through Rate in effect for the ten days immediately prior to the Scheduled Final Distribution Date will be that in effect on the tenth day preceding such Scheduled Final Distribution Date. If an Interest Reset Date for any Class of Floating Rate Certificates would otherwise be a day that is not a Business Day, such Interest Reset Date will occur on a prior or succeeding Business Day, specified in the applicable Prospectus Supplement.

     Unless otherwise specified in the applicable Prospectus Supplement, interest payable in respect of Floating Rate Certificates shall be the accrued interest from and including the Original Issue Date of such Series or Class or the last Interest Reset Date to which interest has accrued and been distributed, as the case may be, to but excluding the immediately following Distribution Date.

     With respect to a Floating Rate Certificate, accrued interest shall be calculated by multiplying the Certificate Principal Balance of such Certificate (or, in the case of a Strip Certificate with no or a nominal Certificate Principal Balance, the Notional Amount specified in the applicable Prospectus Supplement) by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. Unless otherwise specified in the applicable Prospectus Supplement, the interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day is computed by dividing the Pass-Through Rate in effect on such day by 360, in the case of LIBOR Certificates, Commercial Paper Rate Certificates, Federal Funds Rate Certificates and CD Rate Certificates or by the actual number of days in the year, in the case of Treasury Rate Certificates. For purposes of making the foregoing calculation, the variable Pass-Through Rate in effect on any Interest Reset Date will be the applicable rate as reset on such date.

     Unless otherwise specified in the applicable Prospectus Supplement, all percentages resulting from any calculation of the Pass-Through Rate on a Floating Rate Certificate will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and all currency amounts used in or resulting from such calculation on Floating Rate Certificates will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upward).

     Interest on any Series (or Class within such Series) of Floating Rate Certificates will be distributable on the Distribution Dates and for the interest accrual periods as and to the extent set forth in the applicable Prospectus Supplement.

     Upon the request of the holder of any Floating Rate Certificate of a given Series or Class, the Calculation Agent for such Series or Class will provide the Pass-Through Rate then in effect and, if determined, the Pass-Through Rate that will become effective on the next Interest Reset Date with respect to such Floating Rate Certificate.

     (1) CD Rate Certificates. Each CD Rate Certificate will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to the CD Rate and the Spread or Spread Multiplier, if any, specified in such Certificate and in the applicable Prospectus Supplement.

     Unless otherwise specified in the applicable Prospectus Supplement, the "CD Rate" for each Interest Reset Period shall be the rate as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "CD Rate Determination Date") for negotiable certificates of deposit having the Index Maturity designated in the applicable Prospectus Supplement as published in H.15(519) under the heading "CDs (Secondary Market)". In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such CD Rate Determination Date, then the "CD Rate" for such Interest Reset Period will be the rate on such CD Rate Determination Date for negotiable certificates of deposit of the Index Maturity designated in the applicable Prospectus Supplement as published in Composite Quotations under the heading "Certificates of Deposit". If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "CD Rate" for such Interest Reset Period will be calculated by the Calculation Agent for such CD Rate Certificate and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such CD Rate Determination Date, of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for such CD Rate Certificate for negotiable certificates of deposit of major United States money center banks of the highest credit standing (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity designated in the related Prospectus Supplement in a denomination of $5,000,000; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting offered rates as mentioned in this sentence, the "CD Rate" for such Interest Reset Period will be the same as the CD Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Pass-Through Rate).

     The "Calculation Date" pertaining to any CD Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such CD Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.

     (2) Commercial Paper Rate Certificate. Each Commercial Paper Rate Certificate will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any, specified in such Certificate and in the applicable Prospectus Supplement.

     Unless otherwise specified in the applicable Prospectus Supplement, the "Commercial Paper Rate" for each Interest Reset Period will be determined by the Calculation Agent for such Commercial Paper Rate Certificate as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "Commercial Paper Rate Determination Date") and shall be the Money Market Yield (as defined below) on such Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified in the applicable Prospectus Supplement, as such rate shall be published in H.15(519) under the heading "Commercial Paper". In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such Commercial Paper Rate Determination Date, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield on such Commercial Paper Rate Determination Date of the rate for commercial paper of the specified Index Maturity as published in Composite Quotations under the heading "Commercial Paper". If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield of the arithmetic mean of the offered rates, as of 11:00 a.m., New York City time, on such Commercial Paper Rate Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for such Commercial Paper Rate Certificate for commercial paper of the specified Index Maturity placed for an industrial issuer whose bonds are rated "AA" or the equipment by a nationally recognized rating agency; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting offered rates as mentioned in this sentence, the "Commercial Paper Rate" for such Interest Reset Period will be the same as the Commercial Paper Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Pass-Through Rate).

     "Money Market Yield" shall be a yield calculated in accordance with the following formula:

               Money Market Yield = D X 36O X 100
                                    -------------
                                        360 - (D X M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the specified Index Maturity.

     The "Calculation Date" pertaining to any Commercial Paper Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such Commercial Paper Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.

     (3) Federal Funds Rate Certificates. Each Federal Funds Rate Certificate will bear interest for each Interest Resort Period at the Pass-Through Rate calculated with name to the Federal Funds Rate and the Spread or Spread Multiplier, if any, specified in such Certificate and in the applicable Prospectus Supplement.

     Unless otherwise specified in the applicable Prospectus Supplement, the "Federal Funds Rate" for each Interest Reset Period shall be the effective rate on the Interest Reset Date for such Interest Reset Period (a "Federal Funds Rate Determination Date") for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)". In the event that such rate is not published prior to 3:00 p.m., New York City time on the Calculation Date (as defined below) pertaining to such Federal Funds Rate Determination Date, the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate". If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date made publicly available by, the Federal Reserve Bank of New York which is equivalent to the rate which appears in H.15(519) under the heading "Federal Funds (Effective)", provided, however, that if such rate is not made publicly available by the Federal Reserve Bank of New York by 3:00 p.m., New York City time, on such Calculation Date, the "Federal Funds Rate" for such Interest Reset Period will be the same as the Federal Funds Rate in effect for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Pass-Through Rate). Unless otherwise specified in the applicable Prospectus Supplement, in the case of a Federal Funds Rate Certificate that resets daily, the Pass-Through Rate on such Certificate for the period from and including a Monday to but excluding the succeeding Monday will be reset by the Calculation Agent for such Certificate on such second Monday (or, if not a Business Day, on the next succeeding Business Day) to a rate equal to the average of the Federal Funds Rates in effect with respect to each such day in such week.

     The "Calculation Date" pertaining to any Federal Funds Rate Determination Date shall be the next succeeding Business Day.

     (4) LIBOR Certificates. Each LIBOR Certificate will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to LIBOR and the Spread or Spread Multiplier, if any, specified in such Certificate and in the applicable Prospectus Supplement.

     With respect to LIBOR indexed to the offered rates for U.S. dollar deposits, unless otherwise specified in the applicable Prospectus Supplement, "LIBOR" for each Interest Reset Period will be determined by the Calculation Agent for any LIBOR Certificate as follows:

     (i) On the second London Banking Day prior to the Interest Reset Date for such Interest Reset Period (a "LIBOR Determination Date"), the Calculation Agent for such LIBOR Certificate will determine the arithmetic mean of the offered rates for deposits in U.S. dollars for the period of the Index Maturity specified in the applicable Prospectus Supplement, commencing on such Interest Reset Date, which appear on the Reuters Screen LIBO Page at approximately 11:00 a.m., London time, on such LIBOR Determination Date. "Reuters Screen LIBO Page" means the display designated as page "LIBOR" on the Reuters Monitor Money Rates Service (or such other page may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks). If at least two such offered rates appear on the Reuters Screen LIBO Page, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such offered rates as determined by the Calculation Agent for such LIBOR Certificate.

     (ii) If fewer than two offered rates appear on the Reuters Screen LIBO Page on such LIBOR Determination Date, the Calculation Agent for such LIBOR Certificate will request the principal London offices of each of four major banks in the London interbank market selected by such Calculation Agent to provide such Calculation Agent with its offered quotations for deposits in U.S. dollars for the period of the specified Index Maturity, commencing on such Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than $1,000,000 that is representative of a single transaction in such market at such time. If at least two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of rates quoted by three major banks in The City of New York selected by the Calculation Agent for such LIBOR Certificate at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks, for the period of the specified Index Maturity, commencing on such Interest Reset Date, and in a principal amount equal to an amount of not less than $1,000,000 that is representative of a single transaction in such market at such time; provided, however, that if fewer than three banks selected as aforesaid by such Calculation Agent are quoting rates as mentioned in this sentence, "LIBOR" for such Interest Reset Period will be the same as LIBOR for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Pass-Through Rate).

     If LIBOR with respect to any LIBOR Certificate is indexed to the offered rates for deposits in a currency other than U.S. dollars, the applicable Prospectus Supplement will set forth the method for determining such rate.

     (5) Treasury Rate Certificates. Each Treasury Rate Certificate will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if any, specified in such Certificate and in the applicable Prospectus Supplement.

     Unless otherwise specified in the applicable Prospectus Supplement, the "Treasury Rate" for each Interest Reset Period will be the rate for the auction held on the Treasury Rate Determination Date (as defined below) for such Interest Reset Period of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified in the applicable Prospectus Supplement, as such rate shall be published in H.15(519) under the heading "U.S. Government Certificates-Treasury bills-auction average (investment)" or, in the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such Treasury Rate Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) on such Treasury Rate Determination Date as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury bills having the specified Index Maturity are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date, or if no such auction is held on such Treasury Rate Determination Date, then the "Treasury Rate" for such Interest Reset Period shall be calculated by the Calculation Agent for such Treasury Rate Certificate and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by such Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the specified Index Maturity; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting bid rates as mentioned in this sentence, then the "Treasury Rate" for such Interest Reset Period will be the same as the Treasury Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Pass-Through Rate).

     The "Treasury Rate Determination Date" for each Interest Reset Period will be the day of the week in which the Interest Reset Date for such Interest Reset Period falls on which Treasury bills would normally be auctioned. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Rate Determination Date pertaining to the Interest Reset Period commencing in the next succeeding week. Unless otherwise specified in the applicable Prospectus Supplement, if an auction date shall fall on any day that would otherwise be an Interest Reset Date for a Treasury Rate Certificate, then such Interest Reset Date shall instead be the Business Day immediately following such auction date.

     The "Calculation Date" pertaining to any Treasury Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such Treasury
Rate Determination Date or, if such a day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.

Principal of the Certificates

     Unless  the  related  Prospectus   Supplement  provides   otherwise,   each
Certificate (other than certain Classes of Strip Certificates) will have a "Certificate Principal Balance" which, at any time, will equal the maximum amount that the holder thereof will be entitled to receive in respect of principal out of the future cash flow on the Deposited Assets and other assets included in the related Trust. Unless otherwise specified in the related Prospectus Supplement, distributions generally will be applied to undistributed accrued interest on, then to principal of, and then to premium (if any) on, each such Certificate of the Class or Classes entitled thereto (in the manner and priority specified in such Prospectus Supplement) until the aggregate Certificate Principal Balance of such Class or Classes has been reduced to zero. The outstanding Certificate Principal Balance of a Certificate will be reduced to the extent of distributions of principal thereon, and, applicable pursuant to the terms of the related Series, by the amount of any net losses realized on any Deposited Asset ("Realized Losses") allocated thereto. The initial aggregate Certificate Principal Balance of a Series and each Class thereof will be specified in the related Prospectus Supplement. Distributions of principal of any Class of Certificates will be made on a pro rata basis among all the Certificates of such Class. Strip Certificates with no Certificate Principal Balance will not receive distributions of principal.

Optional Exchange

     If a holder may exchange Certificates of any given Series for a pro rata portion of the Deposited Assets, the applicable Prospectus Supplement will designate such Series as an "Exchangeable Series". The terms upon which a holder may exchange Certificates of any Exchangeable Series for a pro rata portion of the Deposited Assets of the related Trust will be specified in the related Prospectus Supplement; provided that any right of exchange shall be exerciseable only to the extent that such exchange would not be inconsistent with the Company's and such Trust's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940 and all applicable rules, regulations and interpretations thereunder. Such terms may relate to, but are not limited to, the following:

     (a) a requirement that the exchanging holder tender to the Trustee Certificates of each Class within such Exchangeable Series;

     (b) a minimum Certificate Principal Balance or Notional Amount, as applicable, with respect to each Certificate being tendered for exchange;

     (c) a requirement that the Certificate Principal Balance or Notional Amount, as applicable, of each Certificate tendered for exchange be an integral multiple of an amount specified in the Prospectus Supplement;

     (d) specified dates during which a holder may effect such an exchange (each, an "Optional Exchange Date");

     (e) limitations on the right of an exchanging holder to receive any benefit upon exchange from any Credit Support or other non-Term Assets deposited in the applicable Trust; and

     (f) adjustments to the value of the proceeds of any exchange based upon the required prepayment of future expense allocations and the establishment of a reserve for any anticipated Extraordinary Trust Expenses.

     Unless otherwise specified in the related Prospectus Supplement, in order for a Certificate of a given Exchangeable Series (or Class within such Exchangeable Series) to be exchanged by the applicable Certificateholder, the Trustee for such Certificate must receive, at least 30 (or such shorter period acceptable to the Trustee) but not more than 45 days prior to an Optional Exchange Date (i) such Certificate with the form entitled "Option to Elect Exchange" on the reverse thereof duly completed, or (ii) in the case of Registered Certificates, a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc., the Depositary (in accordance with its normal procedures) or a commercial bank or trust company in the United States setting forth the name of the holder of such Registered Certificate, the Certificate Principal Balance or Notional Amount of such Registered Certificate to be exchanged, the certificate number or a description of the tenor and terms of such Registered Certificate, a statement that the option to elect exchange is being exercised thereby and a guarantee that the Registered Certificate to be exchanged with the form entitled "Option to Elect Exchange" on the reverse of the Registered Certificate duly completed will be received by such Trustee not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter. If the procedure described in clause
(ii) of the preceding sentence is followed, then such Registered Certificate and form duly completed must be received by such Trustee by such fifth Business Day. Any tender of a Certificate by the holder for exchange shall be irrevocable. The exchange option may be exercised by the holder of a Certificate for less than the entire Certificate Principal Balance of such Certificate provided that the Certificate Principal Balance or Notional Amount, as applicable, of such Certificate remaining outstanding after redemption is an authorized denomination and all other exchange requirements set forth in the related Prospectus Supplement are satisfied. Upon such partial exchange, such Certificate shall be cancelled and a new Certificate or Certificates for the remaining Certificate Principal Balance thereof shall be issued (which, in the case of any Registered Certificate, shall be in the name of the holder of such exchanged Certificate).

     Unless otherwise specified in the applicable Prospectus Supplement, because initially and until Definitive Certificates are issued each Certificate will be represented by a Global Security, the Depositary's nominee will be the Certificateholder of such Certificate and therefore will be the only entity that can exercise a right of exchange. In order to ensure that the Depositary's nominee will timely exercise a right of exchange with respect to a particular Certificate, the beneficial owner of such Certificate must instruct the broker or other direct or indirect participant through which it holds an interest in such Certificate to notify the Depositary of its desire to exercise a right of exchange. Different firms have different cut-off times for accepting instructions from their customers and, accordingly, each beneficial owner should consult the broker or other direct or indirect participant through which it holds an interest in a Certificate in order to ascertain the cut-off time by which such an instruction must be given in order for timely notice to be delivered to the Depositary.

     Unless otherwise provided in the applicable Prospectus Supplement, upon the satisfaction of the foregoing conditions and any applicable conditions with respect to the related Deposited Assets, as described in such Prospectus Supplement, the applicable Certificateholder will be entitled to receive a distribution of a pro rata share of the Deposited Assets related to the Exchangeable Series (and Class within such Exchangeable Series) of the Certificate being exchanged, in the manner and to the extent described in such Prospectus Supplement. Alternatively, to the extent so specified in the applicable Prospectus Supplement, the applicable Certificateholder, upon satisfaction of such conditions, may direct the related Trustee to sell, on behalf of such Certificateholder, such pro rata share of the Deposited Assets, in which event the Certificateholder shall be entitled to receive the net proceeds of such sale, less any costs and expenses incurred by such Trustee in facilitating such sale, subject to any additional adjustments set forth in the Prospectus Supplement.

Put Option

     If specified in the applicable Prospectus Supplement, a holder may put Certificates of a given Series to the Company or a third party. The terms upon which a holder may put its Certificates (including the price) will be specified in the related Prospectus Supplement; provided, however, any put option shall be exerciseable only to the extent that such put would not be inconsistent with the Company's or Trust's continued satisfaction of the applicable requirements for exemption under 3a-7 under the Investment Company act of 1940 and all applicable rules, regulations and interpretations thereunder.

Global Securities

     Unless otherwise specified in the applicable Prospectus Supplement, all Certificates of a given Series (or, if more than one Class exists, any given Class within that Series) will, upon issuance, be represented by one or more Global Securities that will be deposited with, or on behalf of, The Depository Trust Company, New York, New York (for Registered Certificates denominated and payable in U.S. dollars), or such other depositary identified in the related Prospectus Supplement (the "Depositary"), and registered in the name of a nominee of the Depositary. Global Securities may be issued in either registered or bearer form and in either temporary or definitive form. See "Limitations on Issuance of Bearer Certificates" for provisions applicable to Certificate issued in bearer form. Unless and until it is exchanged in whole or in part for the individual Certificates represented thereby (each a "Definitive Certificate"), a Global Security may not be transferred except as a whole by the Depositary for such Global Security to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor of such Depositary or a nominee of such successor.

     The Depository Trust Company has advised the Company as follows: The Depository Trust Company is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. The Depository Trust Company was created to hold securities of its participants and to facilitate the clearance and settlement of securities transactions among the institutions that have accounts with such Depositary ("participants") in such securities through electronic book-entry changes in accounts of the participants, thereby eliminating the need for physical movement of securities certificates. Such Depositary's participants include securities brokers and dealers (including the Offering Agent), banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own such Depositary. Access to such Depositary's book-entry system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly. The Depository Trust Company has confirmed to the Company that it intends to follow such procedures.

     Upon the issuance of a Global Security, the Depositary for such Global Security will credit, on its book-entry registration and transfer system, the respective principal amounts of the individual Certificates represented by such Global Security to the accounts of its participants. The accounts to be accredited shall be designated by the underwriters of such Certificates, or, if such Certificates are offered and sold directly through one or more agents, by the Company or such agent or agents. Ownership of beneficial interests in a Global Security will be limited to participants or Persons that may hold beneficial interests through participants. Ownership of beneficial interests in a Global Security will be shown on, and the transfer of that ownership will be effected only through, records maintained by the Depositary for such Global Security or by participants or Persons that hold through participants. The laws of some states require that certain purchasers of securities take physical delivery of such securities. Such limits and such laws may limit the market for beneficial interests in a Global Security.

     So long as the Depositary for a Global Security, or its nominee, is the owner of such Global Security, such Depositary or such nominee, as the case may be, will be considered the sole Certificateholder of the individual Certificates represented by such Global Security for all purposes. Except as set forth below, owners of beneficial interests in a Global Security will not be entitled to have any of the individual Certificates represented by such Global Security registered in their names, will not receive or be entitled to receive physical delivery of any such Certificates and will not be considered the Certificateholder thereof under the Trust Agreement governing such Certificates. Because the Depositary can only act on behalf of its participants, the ability of a holder of any Certificate to pledge that Certificate to persons or entries that do not participate in the Depositary's system, or to otherwise act with respect to such Certificate, may be limited due to the lack of a physical certificate for such Certificate.

     Subject to the restrictions discussed under "Limitations on Issuance of Bearer Certificates" below, distributions of principal of (and premium, if any) and any interest on individual Certificates represented by a Global Security will be made to the Depositary or its nominee, as the case may be, as the Certificateholder of such Global Security. None of the Company, the Administrative Agent, if any, the Trustee for such Certificates, any Paying Agent or the Certificate Registrar for such Certificates will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial interests in such Global Security or for maintaining, supervising or reviewing any records relating to such beneficial interests. Receipt by owners of beneficial interests in a temporary Global Security of payments of principal, premium or interest in respect thereof will be subject to the restrictions discussed below under "Limitations on Issuance of Bearer Certificates" below.

     The Company expects that the Depositary for Certificates of a given Class and Series, upon receipt of any distribution of principal, premium or interest in respect of a definitive Global Security representing any of such Certificates, will credit immediately participants' accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of such Global Security as shown on the records of such Depositary. The Company also expects that payments by participants to owners of beneficial interests in such Global Security held through such participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in "street name", and will be the responsibility of such participants. Receipt by owners of beneficial interests in a temporary Global Security of payments of principal, premium or interest in respect thereof will be subject to the restrictions discussed below under "Limitations on Issuance of Bearer Securities".

     If the Depositary for Certificates of a given Class of any Series is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within ninety days, the Company will issue individual Definitive Certificates in exchange for the Global Security or Securities representing such Certificates. In addition, the Company may at any time and in its sole discretion determine not to have any Certificates of a given Class represented by one or more Global Securities and, in such event will issue individual Definitive Certificates of such Class in exchange for the Global Security or Securities representing such Certificates. Further, if the Company so specifies with respect to the Certificates of a given Class, an owner of a beneficial interest in a Global Security representing Certificates of such Class may, on terms acceptable to the Company and the Depositary for such Global Security, receive individual Definitive Certificates in exchange for such beneficial interest. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery of individual Definitive Certificates of the Class represented by such Global Security equal in principal amount to such beneficial interest and to have such Definitive Certificates registered in its name (if the Certificates of such Class are issuable as Registered Certificates). Individual Definitive Certificates of such Class so issued will be issued as (a) Registered Certificates in denominations, unless otherwise specified by the Company, of $1,000 and integral multiples thereof if the Certificates or such Class are issuable as Registered Securities, (b) as Bearer Certificates in the denomination or denominations specified by the Company if the Certificates of such Class are issuable as Bearer Certificates or
(c) as either Registered or Bearer Certificates, if the Certificates of such Class are issuable in either form. See, however, "Limitations on Issuance of Bearer Certificates" below for a description of certain restrictions on the issuance of individual Bearer Certificates in exchange for beneficial interests in a Global Security.

     The applicable Prospectus Supplement will set forth any specific terms of the depositary arrangement with respect to any Class or Series of Certificates being offered thereby to the extent not set forth or different from the description set forth above.


               DESCRIPTION OF DEPOSITED ASSETS AND CREDIT SUPPORT

General

                     [SELECT ONE OF THE BRACKETED SECTIONS]

     [Alternative 1] [Each Certificate of each Series (or if more than one Class exists, each Class (whether or not each such Class is offered hereby) within such Series) will represent an ownership interest specified for such Series (or Class) of Certificates in a designated, publicly issued, fixed income debt security or a pool of such debt securities (the "Term Assets") issued by one or more Issuers (the "Term Assets Issuers"), purchased by a Trust with proceeds from, and at the direction of, the Company or purchased by the Company (or an affiliate thereof) in the secondary market and assigned to a Trust as described in the applicable Prospectus Supplement. The Term Assets Issuers will be one or more corporations, banking organizations or insurance companies organized under the laws of the United States or any state, which are subject to the informational requirements of the Exchange Act and which, in accordance therewith, file reports and other information with the Commission. Based on information contained in the offering document pursuant to which any Term Assets Issuer's securities were originally offered (a "Term Asset Prospectus"), the applicable Prospectus Supplement shall set forth certain information with respect to the public availability of information with respect to any Term Assets Issuer the debt securities of which constitute more than ten percent of the Term Assets for any series of Certificates as of the date of such Prospectus Supplement ("Concentrated Term Assets"). The specific terms and conditions of the Term Assets will be set forth in the related Prospectus Supplement.]

     [Alternative 2] [Each Certificate of each Series (or if more than one Class exists, each Class (whether or not each such Class is offered hereby) within such Series) will represent an ownership interest specified for such Series (or Class) of Certificates in a designated, publicly issued, fixed income debt security or a pool of such debt securities (the "Term Assets"), purchased by the Company (or an affiliate thereof) in the secondary market and assigned to a Trust as described in the applicable Prospectus Supplement. Each Term Asset will represent an obligation issued or guaranteed by a foreign government, political subdivision or agency or instrumentality thereof. Any pool of such publicly offered foreign government debt securities may include both registered and unregistered offerings. Each Term Asset or Term Assets in the case of debt securities with a common obligor, that represents ten percent or more of the total Term Assets with respect to any Series of Certificates as of the date of the related Prospectus Supplement

("Concentrated Term Assets") will represent an obligation issued or guaranteed by a foreign government, one of its political subdivisions or an agency or instrumentality of the foregoing which has offered debt securities in the United States pursuant to a registration statement filed with the Commission containing information required by Schedule B of the Securities Act ("Schedule B"), which qualifies as a "seasoned" issuer under Commission practice and which issuer or guarantor the Company reasonably believes (based on publicly available information) is eligible to use Schedule B as of the time of any offering of Certificates hereunder. The Term Assets may include obligations of any or all of the following Foreign Governments (which may include obligations guaranteed by the following): Austria, Australia, Canada, Canadian Provinces, Denmark, Finland, France, Germany, Ireland, Japan, Norway, Italy, Spain, Sweden and the United Kingdom. The Prospectus Supplement for any series will set forth the Foreign Government obligations included in the related Trust.]

     [Alternative 3] [Each Certificate of each Series (or if more than one Class exists, each Class (whether or not each such Class is offered hereby) within such Series) will represent an ownership interest specified for such Series (or Class) of Certificates in a designated, publicly issued, fixed income debt security or pool of such debt securities (the "Term Assets"), purchased by the Company (or an affiliate thereof) in the secondary market and assigned to a Trust as described in the applicable Prospectus Supplement. The Term Assets will represent direct obligations of one or more foreign private issuers (as such term is defined in Rule 405 of the Securities Act) subject to the informational requirements of the Exchange Act and which in accordance therewith file reports and other information with the Commission.]

     [Alternative 4] [Each Certificate of each Series (or if more than one Class exists, each Class (whether or not each such Class is offered hereby) within such Series) will represent an ownership interest specified for such Series (or Class) of Certificates in a designated, publicly issued, fixed income debt security or a pool of such debt securities (the "Term Assets"), purchased by the Company (or an affiliate thereof) in the secondary market and assigned to a Trust as described in the applicable Prospectus Supplement. Each Term Asset will represent an obligation (i) issued or guaranteed by the United States of America or any agency thereof for the payment of which the full faith and credit of the United States of America is pledged ("Treasury Securities") or (ii) of a U.S. governmental sponsored organization created pursuant to federal statute (a "GSE"). As specified in the applicable Prospectus Supplement, the obligations of one or more of the following GSEs may be included in a Trust: Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Association ("Freddie Mae"), Student Loan Marketing Association ("Sallie Mae"), Resolution Funding Corporation ("REFCORP"), Federal Home Loan Banks ("FHLB") (to the extent such obligations represent the joint and several obligation of the twelve Federal Home Loan Banks), Tennessee Valley Authority ("TVA") and Federal Farm Credit Banks ("FFCB"). GSE debt securities are exempt from registration under the Securities Act pursuant to Section 3(a)(2) of the Securities Act (or are deemed by statute to be so exempt) and are not required to be registered under the Exchange Act. The securities of any GSE will be included in a Trust only to the extent (A) its obligations are supported by the full faith and credit of the U.S. government or (B) such organization makes publicly available its annual report which shall include financial statements or similar financial information with respect to such organization (a "GSE Issuer"). Based on information contained in the prospectus pursuant to which any GSE Issuer's securities were originally offered (a "Term Asset Prospectus"), the applicable Prospectus
Supplement will set forth certain information with respect to the public availability of information with respect to any GSE Issuer the debt securities of which constitute more than ten percent of the Term Assets for any series of Certificates as of the date of such Prospectus Supplement. The specific terms and conditions of the Term Assets will be set forth in the related Prospectus Supplement.]

     [Alternative 5] [Each Certificate of each Series (or if more than one Class exists, each Class (whether or not each such Class is offered hereby) within such Series) will be secured by or represent an interest specified for such Series (or Class) of Certificates in certain credit card, charge card or debit card receivables or securities representing an interest in or secured by such receivables. The property with respect to each Series will be composed of (a) the Deposited Assets, which may include (i) one or more pools of receivables (collectively, the "Receivables") generated or to be generated from time to time in the ordinary course of business in one or more portfolios or revolving credit card, charge card or debit card accounts (collectively, the "Accounts"), (ii) a designated, publicly issued, asset backed security or a pool of such asset backed securities representing an interest in or secured by Receivables ("Credit Card Securities") and (iii) one or more derivative products or such other assets specified in the related Prospectus Supplement, (b) any Credit Support, and (c) the amount, if any, initially deposited in any trust account for a Series as specified in the related Prospectus Supplement (including for purposes of acquiring the Deposited Assets or Credit Support). The Company (or an affiliate thereof) will purchase the Term Assets in the secondary market and assign or transfer the Term Assets to a trust or will direct the Trustee to purchase the specified

Term Assets on behalf of the Trust with a portion of the proceeds of the offering, as described in the applicable Prospectus Supplement.

     The Deposited Assets included in a Trust for a Series may consist of any combination of Receivables and Credit Card Securities, to the extent and as specified in the related Prospectus Supplement.

     The following is a general description of the Deposited Assets expected to be included with respect to a Series. Specific information regarding the actual Deposited Assets will be provided in the Prospectus Supplement used to offer a Series of Certificates and, to the extent not contained in the related Prospectus Supplement, in a Current Report on Form 8-K to be filed with the Commission within 15 days after the initial issuance of such Securities.

Receivables

     General. The Deposited Assets for a Series may consist, in whole or in part, of Receivables. The following discussion of the Receivables, the related Accounts and the terms thereof will be generally applicable to Receivables underlying a Credit Card Security and the Agreement relating to such Credit Card Security. The Accounts will consist of the initial Accounts sold by a Seller, as well as any Additional Accounts added from time to time, but will not include any removed Accounts. Each Seller will convey to the Company all Receivables existing on a cut-off date (the "Cut-off Date") in certain Accounts and all Receivables arising in such Accounts from time to time thereafter. The Receivables may be payable in U.S. dollars or in any other foreign currency. After the Cut-off Date, the Seller may convey to the Company the Receivables in certain Additional Accounts, in accordance with the provisions of the applicable Agreement. In addition, pursuant to the Agreement, the Seller in some circumstances will be obligated to designate Additional Accounts the Receivables in which will be conveyed to the applicable Trust or, in lieu thereof or in addition thereto, to include or transfer participations in Receivables ("Participants"). The Seller will convey to the applicable Trust all Receivables in Additional Accounts, whether such Receivables are then existing or thereafter created.

     Pursuant to the Agreement, the Seller will have the right (subject to certain limitations and conditions), but not the obligation, to remove the Receivables in certain Accounts ("Removed Accounts").

     "Credit Card Receivables" generally consist of periodic finance charges, annual membership fees, cash advance fees and late charges on amounts charged for merchandise and services and certain other fees designated by the Seller ("Finance Charge Receivables") and all amounts charged by cardholders for merchandise and services, amounts advanced to cardholders as cash advances and certain other fees billed to cardholders on the Accounts ("Principal
Receivables"). In addition, certain interchange attributable to cardholder charges for merchandise and services in the Accounts may be treated as Finance Charge Receivables. "Interchange" consists of certain fees received by a credit card-issuing bank from the VISA and MasterCard International associations as partial compensation for taking risk, absorbing fraud losses and funding receivables for a limited period prior to initial billing. Under the VISA and MasterCard International systems, a portion of the Interchange in connection with cardholder charges for merchandise and services is passed from banks which clear the transactions for merchants to credit card-issuing banks. VISA and MasterCard International may from time to time change the amounts of Interchange reimbursed to banks issuing their credit cards.

     "Credit Card Receivables" consist of amounts charged on designated Accounts for merchandise and services, and all annual membership fees and certain other administrative fees billed to the designated Accounts. Receivables originated under charge card Accounts are not subject to a monthly finance charge.

     There are vicious distinctions between credit card Accounts and charge card Accounts. Credit card Accounts offer revolving credit plans to their customers. Charge card Accounts generally have no pre-set spending limit and are designated for use as a convenient method of payment for the purchase of merchandise and services. Charge card Accounts generally cannot be used as a means of financing such purchases. Accordingly, the full balance of a month's purchases is billed to cardmembers and is due upon receipt of the billing statement. By contrast, revolving credit plans allow customers to make a minimum monthly payment and to borrow the remaining outstanding balance from the credit issuer up to a predetermined limit. As a result of these payment requirement differences, charge card Accounts generally have a high monthly payment rate and balances which turn over rapidly relative to their charge volume when compared to credit card Accounts.

     Another distinction between charge card Accounts and credit card Accounts is that charge card Account balances are generally not subject to monthly finance charges. As described above, the full account balance is billed monthly and is due upon receipt of the billing statement. Cardmembers do not have the option of using their charge card Accounts to extend payment and to pay a finance charge on the remaining outstanding balance. Credit card Accounts, by contrast, do allow customers to pay a specified minimum portion of an outstanding amount and to finance the balance at a finance charge rate determined by the credit card issuer. (Because charge card Account balances may not be assessed finance charges, a portion of collections on Receivables in charge card Accounts received in any specified collection period will generally be allocated to allow for interest payments or yield payments based on the product of such collections and a specified yield factor.) Each related Prospectus Supplement, where applicable, will describe the yield calculation for a specific portfolio of charge card Accounts.

Additional Information Relating to Receivables

     The related prospectus Supplement for each Series will provide information with respect to the Receivables included as Term Assets as of the Cut-off Date, including, among other things, the aggregate principal balance of the Receivables and whether the Receivables are credit card Receivables, charge card Receivables or debit card Receivables.

     The eligibility criteria which shall apply with respect to the Term Assets will be specified in the related Prospectus Supplement. The related Prospectus Supplement will provide information, including, among other things, (a) underwriting criteria; (b) the loss and delinquency experience for the portfolio of Receivables; (c) the composition of the portfolio by account balance; and (d) the geographic distribution of Accounts and Receivables. The related Prospectus Supplement will also specify any other limitations on the types or characteristics of Receivables for a Series.

     If information of the nature described above with respect to the Receivables is not known to the Seller at the time the Securities are initially offered, approximate or more general information of the nature described above will be provided in the related Prospectus Supplement and additional information will be set forth in a Current Report on Form 8-K to be filed with the Commission within 15 days after the initial issuance of such Certificates.

Credit Card Securities

     The Credit Securities will consist of certain eligible credit or charge card asset backed securities which may include certificates representing undivided interests in, or notes or loans secured by Receivables generated in Accounts (as described above). Such certificates, notes or loans will have previously been offered and distributed to the public pursuant to an effective Registration Statement. Based on information contained in the offering document pursuant to which any of the Credit Card Securities were originally offered (each a "Term Assets Prospectus"), the applicable Prospectus Supplement will set forth certain information with respect to the public availability of information with respect to any Term Assets Issuer whose securities constitute more than ten percent of the Term Assets for any Series as of the date of such Prospectus Supplement ("Concentrated Term Asset"). More specific terms and conditions of the Term Assets will be set forth in the related Prospectus Supplement.

     This Prospectus relates only to the Securities offered hereby and does not relate to the Credit Card Securities. The following description of Credit Card Securities generally is intended only to summarize certain characteristics of the Credit Card Securities permitted to be included in a Series and does not purport to be a complete description of any particular Credit Card Security and is qualified in its entirety by reference to the applicable Prospectus Supplement, the Term Assets Prospectus, if any, and the Agreement with respect to any Credit Card Security.

     General. Each of the Term Assets has been issued pursuant to a pooling and servicing agreement, a master pooling and servicing agreement, a sale and servicing agreement, a trust agreement, indenture or similar agreement. The Seller will have entered into the Agreement with the trustee under such Agreement (the "Term Assets Trustee"). Receivables underlying an Agreement will be serviced by the Servicer directly or by one or more sub-servicers who may be subject to the supervision of such servicer.

     The Term Assets Issuer will be a financial institution, corporation, or other entity engaged generally in the business of issuing credit or charge cards; any store or merchandiser that issues credit or charge cards; or a limited purpose corporation or other entity organized for the purpose of, among other things, establishing trusts and acquiring and selling receivables to such trusts, and selling beneficial interests in such trusts; or one of such trusts. If so specified in the related Prospectus Supplement, the Term Assets Issuer may be an affiliate of the Company. The obligations of the Term Assets Issuer or Seller will generally be limited to certain representations and warranties with respect to the assets conveyed by it to the related trust. Unless otherwise specified in the related Prospectus Supplement, none of the Term Assets Issuer, the Seller or the Servicer will have guaranteed any of the Credit Card Securities issued under the Agreement.

     Distributions of principal and interest will be made on the Term Assets on the dates specified in the related Prospectus Supplement. The Term Assets may be entitled to receive nominal or no principal distributions or nominal or no interest distributions. Principal and interest distributions will be made on the Term Assets by the Term Assets Trustee or the Servicer from the proceeds of the underlying Receivables and certain other underlying assets. The Seller or the Servicer may have the right to repurchase assets underlying the Term Assets after a certain date or under other circumstances specified in the related Prospectus Supplement.

     Term Assets Early Amortization Events. As specified in the Prospectus Supplement with respect to any Series, principal payments due to the holders of the Term Assets will generally either commence on a specified date prior to the final payment thereof or be provided for through the accumulation of certain collections in specified accounts to be distributed on the specified final payment date, but in each case principal may be paid earlier or later than such dates. However, if certain economic or non-economic events specified in the related Agreement occur (collectively referred to herein as "Term Assets Early Amortization Events"), monthly principal distributions to the holders of the Term Assets may begin on the first payment date following the occurrence of such Term Assets Early Amortization Event or the month in which such event occurs
(the  "Term  Assets  Early  Amortization  Period").  Reference  is  made  to the
Prospectus Supplement for a description of the Term Assets Early Amortization Events relevant to the Concentrated Terms Assets for any Series.

     Enhancement Related to Term Assets. Enhancement in the form of the reserve funds, subordination or other securities or interests issued under the Agreement, guarantees, letters or credit, cash collateral accounts, insurance policies or other types of enhancement (collectively, "Term Assets Enhancement") may be provided with respect to the Receivables underlying the Credit Card Securities or with respect to the Credit Card Securities themselves. The type, characteristics and amount of Term Assets Enhancement will be a function of certain characteristics of the underlying Receivables and other factors and will have been established for the Credit Card Securities on a basis consistent with the rating of such securities when they were originally issued.

     Underlying Receivables. The Credit Card Securities will represent an undivided beneficial interest in or be accrued by Receivables generated from time to time in the ordinary course of business in a portfolio of Accounts, funds collected or to be collected from cardholders in respect of such Receivables, the right to receive certain other fees and charges attributable to cardholders charges for merchandise and services in the Accounts and monies on deposit in certain accounts maintained pursuant to the Agreement. The Receivables underlying the Credit Card Securities may consist of either credit card Receivables, charge card Receivables or debit card Receivables. See "-- Receivables" above.

     The related Prospectus Supplement for each Series will provide additional information with respect to the Accounts and Receivables underlying any Concentrated Term Asset, including, among other things, the aggregate principal balance of the Receivables, based on information made publicly available with respect to the related Term Assets Issuer, and whether the Receivables are credit card receivables, charge card Receivables or debit card Receivables.]

     This Prospectus relates only to the Certificates offered hereby and does not relate to the Term Assets. The following description of the Term Assets is intended only to summarize certain characteristics of the Term Assets the Company is permitted to deposit in a Trust or to direct the Trustee to purchase, and does not purport to be a complete description of any Term Asset and is qualified in its entirety by reference to the applicable Prospectus Supplement, Term Asset Prospectus, or Term Assets Indenture (as defined below).

Term Assets

     General. Unless otherwise specified in the related Prospectus Supplement each Term Asset will have been issued pursuant to an agreement (each, a "Term Assets Indenture") between the Term Assets Issuer and the Term Assets Trustee. Unless otherwise specified, the Term Assets Indenture and the Term Assets Trustee will be qualified under the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the Term Assets Indenture will contain certain provisions required by the Trust Indenture Act.

     Certain Covenants. Indentures generally contain covenants intended to protect security holders against the occurrence or effects of certain specified events, including restrictions limiting the issuer's, and in some cases any subsidiary's, ability to: (i) consolidate, merge, or transfer or lease assets;
(ii) incur or suffer to exist any lien, charge, or encumbrance upon any of its property or assets, or to incur, assume, guarantee or suffer to exist any indebtedness for borrowed money if the payment of such indebtedness is secured by the grant of such a lien; (iii) declare or pay any cash dividends, or make any distribution on or in respect of, or purchase, redeem, exchange or otherwise acquire or retire for value any capital stock or subordinated indebtedness of the issuer or its subsidiaries, if any. An indenture may also contain financial covenants which, among other things, require the maintenance of certain financial ratios or the creation or maintenance of reserves. Subject to certain exceptions, indentures typically may be amended or supplemented and past defaults may be waived with the consent of the indenture trustee, the consent of the holders of not less than a specified percentage of the outstanding securities, or both.

     The Term Assets Indenture related to one or more Term Assets included in a Trust may include some, all or none of the foregoing provisions or variations thereof or additional covenants not discussed herein. To the extent that the Term Assets are investment grade debt they are unlikely to contain significant restrictive covenants although certain non-investment grade debt may not be subject to restrictive covenants either. There can be no assurance that any such provision will protect the Trust as a holder of the Term Assets against losses. The Prospectus Supplement used to offer any Series of Certificates will describe material covenants in relation to any Concentrated Term Asset and, as applicable, will describe material covenants which are common to any pool of Term Assets.

     Events of Default. Indentures generally provide that any one of a number of specified events will constitute an event of default with respect to the securities issued thereunder. Such events of default typically include the following or variations thereof: (i) failure by the issuer to pay an installment of interest or principal on the securities at the time required (subject to any specified grace period) or to redeem any of the securities when required (subject to any specified grace period); (ii) failure by the issuer to observe or perform any covenant, agreement, or condition contained in the securities or the indenture which failure is materially adverse to security holders and continues for a specified period after notice thereof is given to the issuer by the indenture trustee or the holders of not less than a specified percentage of the outstanding securities; (iii) failure by the issuer to make any required payment of principal (and premium, if any) or interest with respect to certain of the other outstanding debt obligations of the issuer or the acceleration by or on behalf of the holders thereof of such securities, and (iv) certain events of insolvency or bankruptcy with respect to the Term Assets Issuer.

     Remedies. Indentures generally provide that upon the occurrence of an event of default, the indenture trustee may, and upon the written request of the holders of not less than a specified percentage of the outstanding securities must, take such action as it may deem appropriate to protect and enforce the rights of the security holders. Certain indentures provide that the indenture trustee or a specified percentage of the holders of the outstanding securities have the right to declare all or a portion of the principal and accrued interest on the outstanding securities immediately due and payable upon the occurrence of certain events of default, subject to the issuer's right to cure, if applicable. Generally, an indenture will contain a provision entitling the trustee thereunder to be indemnified by the security holders prior to proceeding to exercise any right or power under such indenture with respect to such securities at the request of such security holders. An indenture is also likely to limit a security holder's right to institute certain actions or proceedings to pursue any remedy under the indenture unless certain conditions are satisfied, including consent of the indenture trustee, that the proceeding be brought for the ratable benefit of all holders of the security, and/or the indenture trustee, after being requested to institute a proceeding by the owners of at least a specified minimum percentage of the securities, shall have refused or neglected to comply with such request within a reasonable time.

     Each Term Assets Indenture may include some, all or none of the foregoing provisions or variations thereof or additional events of default not discussed herein. The Prospectus Supplement with respect to any Series of

Certificates will describe the events of default under the Term Assets Indenture with respect to any Concentrated Term Asset ("Term Asset Events of Default") and applicable remedies with respect thereto. With respect to any Trust comprised of a pool of securities, the applicable Prospectus Supplement will describe certain common Term Asset Events of Default with respect to such pool. There can be no assurance that any such provision will protect the Trust, as a holder of the Term Assets, against losses. If a Term Asset Event of Default occurs and the Trustee as a holder of the Term Assets is entitled to vote or take such other action to declare the principal amount of a Term Assets and any accrued and unpaid interest thereon to be due and payable, the Certificateholders' objectives may differ from those of holders of other securities of the same series and class as any Term Asset ("Outstanding Debt Securities") in determining whether to declare the acceleration of the Term Assets.

     Subordination.  As set  forth  in  the  applicable  Prospectus  Supplement, certain of the Term Assets with respect to any Trust may be either senior ("Senior Term Assets") or subordinated ("Subordinated Term Assets") in right to payment to other existing or future indebtedness of the Term Assets Issuer. With respect to Subordinated Term Assets, to the extent of the subordination provisions of such securities, and after the occurrence of certain events, security holders and direct creditors whose claims are senior to Subordinated Term Assets, if any, may be entitled to receive payment of the full amount due thereon before the holders of any subordinated debt securities are entitled to receive payment on account of the principal (and premium, if any) or any interest on such securities. Consequently, the Trust as a holder of subordinated debt may suffer a greater loss than if it held unsubordinated debt of the Term Assets Issuer. There can be no assurance, however, that in the event of a bankruptcy or similar proceeding the Trust as a holder of Senior Term Assets would receive all payments in respect of such securities even if holders of subordinated securities receive amounts in respect of such securities. Reference is made to the Prospectus Supplement used to offer any Series of Certificates for a description of any subordination provisions with respect to any
Concentrated Term Assets and the percentage of Senior Term Assets and Subordinated Term Assets, if any, in a Trust comprised of a pool of securities.

     Secured Obligations. Certain of the Term Assets with respect to any Trust may represent secured obligations of the Term Assets Issuer ("Secured Term Assets"). Generally, unless an event of default shall have occurred, or with respect to certain collateral or as otherwise set forth in the indenture pursuant to which such securities were offered and sold, an issuer of secured obligations generally has the right to remain in possession and retain exclusive control of the collateral securing a security and to collect, invest and dispose of any income related to the collateral. The indenture pursuant to which any secured indebtedness is issued may also contain certain provisions for release, substitution or disposition of collateral under certain circumstances with or without the consent of the indenture trustee or upon the direction of not less than a specified percentage of the security holders. The indenture pursuant to which any secured indebtedness is issued will also provide for the disposition of the collateral upon the occurrence of certain events of default with respect thereto. In the event of a default in respect of any secured obligation, security holders may experience a delay in payments on account of principal (and premium, if any) or any interest on such securities pending the sale of any collateral and prior to or during such period the related collateral may decline in value. If proceeds of the sale of collateral following an indenture event of default are insufficient to repay all amounts due in respect of any secured obligations, the holders of such securities (to the extent not repaid from the proceeds of the sale of the collateral) would have only an unsecured claim ranking pari passu with the claims of all other general unsecured creditors.

     The Term Assets Indenture with respect to any Secured Term Asset may include, some, or all or none of the foregoing provisions or variations thereof. The Prospectus Supplement used to offer any Series of Certificates which includes Concentrated Term Assets which are Secured Term Assets, will describe the security provisions of such Term Assets and the related collateral. With respect to any Trust comprised of a pool of securities, a substantial portion of which are Secured Term Assets, the applicable Prospectus Supplement will disclose certain general information with respect to such security provisions and the collateral.

Principal Economic Terms of Term Assets

     Reference is made to the applicable Prospectus Supplement with respect to each Series of Certificates for a description of the following terms, as applicable, of any Concentrated Term Asset: (i) the title and series of such Term Assets, the aggregate principal amount, denomination and form thereof; (ii) whether such securities are senior or subordinated to any other obligations of the issuer; (iii) whether any of the obligations are secured or unsecured and the nature of any collateral; (iv) the limit, if any, upon the aggregate principal amount of such debt securities; (v) the dates on which, or the range of dates within which, the principal of (and premium, if any, on) such debt securities will be payable; (vi) the rate or rates or the method of determination thereof, at which such Term Assets will bear interest, if any ("Term Assets Rate"); the date or dates from which such interest will accrue ("Term Assets Interest Accrual Periods"); and the dates on which such interest will be payable ("Term Assets Payment Dates"); (vii) the obligation, if any, of the Term Assets Issuer to redeem the Outstanding Debt Securities pursuant to any sinking fund or analogous provisions, or at the option of a holder thereof, and the periods within which or the dates on which, the prices at which and the terms and conditions upon which such debt securities may be redeemed or repurchased, in whole or in part, pursuant to such obligation; (viii) the periods within which or the dates on which, the prices at which and the terms and conditions upon which such debt securities may be redeemed, if any, in whole or in part, at the option of the Term Assets Issuer; (ix) whether the Term Assets were issued at a price lower than the principal amount thereof; (x) if other than United States dollars, the foreign or composite currency in which such debt securities are denominated, or in which payment of the principal of (and premium, if any) or any interest on such Term Assets will be made (the "Term Assets Currency"), and the circumstances, if any, when such currency of payment may be changed; (xi) material events of default or restrictive covenants provided for with respect to such Term Assets; (xii) the rating thereof, if any;
(xiii) certain characteristics of the Receivables which comprise the underlying assets for the Concentrated Term Asset including, (A) whether such Receivables are credit card Receivables, charge card Receivables or debit card Receivables,
(B) the fees and charges associated with such Receivables and (C) the servicing fee or range or servicing fees with respect to the Receivables (xiv) certain characteristics of Term Assets Enhancement, if any, such as reserve funds, insurance policies, letters of credit, cash collateral accounts or guarantees relating to the Receivables underlying the Concentrated Term Asset or to such Term Assets itself; (xv) the terms on which the underlying Receivables for such Concentrated Term Asset may, or are required to, be purchased prior to the expected final payment of such Concentrated Term Asset; and (xvi) the terms on which Receivables may be substituted for those originally underlying such Concentrated Term Asset and (xvii) any other material terms of such Term Assets.

     With respect to a Trust comprised of a pool of Term Assets, the related Prospectus Supplement will, to the extent applicable, describe the composition of the Term Assets pool [as of the Cut-off Date], certain material events of default or restrictive covenants common to the Term Assets, and, on an aggregate, percentage or weighted average basis, as applicable, the characteristics of the pool with respect to certain terms set forth above in the preceding paragraph and any other material terms regarding such pool of securities.

Publicly Available Information

     In addition to the foregoing, with respect to each Concentrated Term Asset, the applicable Prospectus Supplement will disclose the identity of the applicable Term Assets Issuer and will describe the existence and type of certain information that is made publicly available by such Term Assets Issuer regarding such Term Asset or Term Assets and will disclose where and how prospective purchasers of the Certificates may obtain such publicly available information with respect to each such Term Assets Issuer. Such information will typically consist of such Term Assets Issuer's annual report, which contains financial statements or similar financial information, and can be obtained from the Commission, if so specified in the applicable Prospectus Supplement, or from the office of such Term Assets Issuer identified in the related Prospectus Supplement. However, the precise nature of such publicly available information and where and how it may be obtained with respect to any given Term Assets Issuer will vary, and, as described above, will be set forth in the applicable Prospectus Supplement.

Other Deposited Assets

     In addition to the Term Assets, the Company may also deposit into a given Trust, or the Trustee on behalf of the Certificateholders of a Trust, may enter into an agreement constituting or providing for the purchase of, to the extent described in the related Prospectus Supplement, certain assets related or incidental to one or more of such Term Assets or to some other asset deposited in the Trust, including hedging contracts and other similar arrangements (such as puts, calls, interest rate swaps, currency swaps, floors, caps and collars, cash and assets ancillary or incidental to the foregoing or to the Term Assets (including assets obtained through foreclosure or in settlement of claims with respect thereto) (all such assets for any given Series, together with the related Term Assets, the "Deposited Assets"). The applicable Prospectus Supplement will to the extent appropriate contain analogous disclosure with respect to the foregoing assets as referred to above with respect to the Term Assets.

     Unless otherwise specified in the related Prospectus Supplement, the Deposited Assets for a given Series of Certificates and the related Trust will not constitute Deposited Assets for any other Series of Certificates and the related Trust and the Certificates of each Class of a given Series possess an equal and ratable interest in such Deposited Assets. The applicable Prospectus Supplement may, however, specify that certain assets constituting a part of the Deposited Assets relating to any given Series may be beneficially owned solely by or deposited solely for the benefit of one Class or a group of Classes within such Series. In such event, the other Classes of such Series will not possess any beneficial ownership interest in those specified assets constituting a part of the Deposited Assets.

Credit Support

     As specified in the applicable Prospectus Supplement for a given Series of Certificates, the Trust for any Series of Certificates may include, or the Certificateholders of such Series (or any Class or group of Classes within such Series) may have the benefit of, Credit Support for any Class or group of Classes within such Series. Such Credit Support may be provided by any combination of the following means described below or any other means described in the applicable Prospectus Supplement. The applicable Prospectus Supplement will set forth whether the Trust for any Class or group of Classes of Certificates contains, or the Certificateholders of such Certificates have the benefit of, Credit Support and, if so, the amount, type and other relevant terms of each element of Credit Support with respect to any such Class or Classes and certain information with respect to the obligors of each such element, including financial information with respect to any such obligor providing Credit Support for 20% or more of the aggregate principal amount of such Class or Classes.

     Subordination. As discussed below under "--Collections", the rights of the Certificateholders of any given Class within a Series of Certificates to receive collections from the Trust for such Series and any Credit Support obtained for the benefit of the Certificateholders of such Series (or Classes within such Series) may be subordinated to the rights of the Certificateholders of one or more other Classes of such Series to the extent described in the related Prospectus Supplement. Such subordination accordingly provides some additional credit support to those Certificateholders of those other Classes. For example, its losses are realized during a given period on the Deposited Assets relating to a Series of Certificates such that the collections received thereon are insufficient to make all distributions on the Certificates of such Series, those realized losses would be allocated to the Certificateholder of any Class of such Series that is subordinated to another Class, to the extent and in the manner provided in the related Prospectus Supplement. In addition, if so provided in the applicable Prospectus Supplement, certain amounts otherwise payable to Certificateholders of any Class that is subordinated to another Class may be required to be deposited into a reserve account. Amounts held in any reserve account may be applied as described below under "-Reserve Accounts" and in the related Prospectus Supplement.

     If so provided in the related Prospectus Supplement, the Credit Support for any Series or Class of Certificates may include, in addition to the subordination of certain Classes of such Series and the establishment of a reserve account, any of the other forms of Credit Support described below. Any such other forms of Credit Support that are solely for the benefit of a given Class will be limited to the extent necessary to make required distributions to the Certificateholders of such Class or as otherwise specified in the related Prospectus Supplement. In addition, if so provided in the applicable Prospectus Supplement, the obligor of any other forms of Credit Support may be reimbursed for amounts paid pursuant to such Credit Support out of amounts otherwise payable to one or more of the Classes of the Certificates of such Series.

     Letter of Credit; Surety Bond. The Certificateholders of any Series (or Class or group of Classes of Certificates within such Series) may, if specified in the applicable Prospectus Supplement, have the benefit of a letter or letters of credit (a "Letter of Credit") issued by a bank (a "Letter of Credit Bank") or a surety bond or bonds (a "Surety Bond") issued by a surety company (a "Surety"). In either case, the Trustee or such other person specified in the applicable Prospectus Supplement will use its reasonable efforts to cause the Letter of Credit or the Surety Bond, as the case may be, to be obtained, to be kept in full force and effect (unless coverage thereunder has been exhausted through payment of claims) and to pay timely the fees or premiums therefor unless, as described in the related Prospectus Supplement, the payment of such fees or premiums is otherwise provided for. The Trustee or such other person specified in the applicable Prospectus Supplement will make or cause to be made draws under the Letter of Credit or the Surety Bond, as the case may be, under the circumstances and to cover the amounts specified in the applicable
Prospectus Supplement. Any amounts otherwise available under the Letter of Credit or the Surety Bond will be reduced to the extent of any prior unreimbursed draws thereunder. The applicable Prospectus Supplement will describe the manner, priority and source of funds by which any such draws are to be repaid.

     Unless otherwise specified in the applicable Prospectus Supplement, in the event that the Letter of Credit Bank or the Surety, as applicable, ceases to satisfy any credit rating or other applicable requirements specified in the related Prospectus Supplement, the Trustee or such other person specified in the applicable Prospectus Supplement will use its reasonable efforts to obtain or cause to be obtained a substitute Letter of Credit or Surety Bond, as applicable, or other form of credit enhancement providing similar protection, that meets such requirements and provides the same coverage to the extent available for the same cost. There can be no assurance that any Letter of Credit Bank or any Surety, as applicable, will continue to satisfy such requirements or that any such substitute Letter of Credit, Surety Bond or similar credit enhancement will be available providing equivalent coverage for the same cost. To the extent not so available, the credit support otherwise provided by the Letter of Credit or the Surety Bond (or similar credit enhancement) may be reduced to the level otherwise available for the same cost as the original Letter of Credit or Surety Bond.

     Reserve Accounts. If so provided in the related Prospectus Supplement, the Trustee or such other person specified in the Prospectus Supplement will deposit or cause to be deposited into an account maintained with an eligible institution (which may be the Trustee) (a "Reserve Account") any combination of cash or permitted investments in specified amounts, which will be applied and maintained in the manner and under the conditions specified in such Prospectus Supplement. In the alternative or in addition to such deposit, a Reserve Account may be funded through application of a portion of collections received on the Deposited Assets for a given Series of Certificates, in the manner and priority specified in the applicable Prospectus Supplement Amounts may be distributed to Certificateholders of such Class or group of Classes within such Series, or may be used for other purposes, in the manner and to the extent provided in the related Prospectus Supplement. Amounts deposited in any Reserve Account will be invested in certain permitted investments by, or at the direction of, the Trustee, the Company or such other person named in the related Prospectus Supplement.

Collections

     The Trust Agreement will establish procedures by which the Trustee or such other person specified in the Prospectus Supplement is obligated, for the benefit of the Certificateholders of each Series of Certificates, to administer the related Deposited Assets, including making collections of all payments made thereon, depositing from time to time prior to any applicable Distribution Date such collections into a segregated account maintained or controlled by the applicable Trustee for the benefit of such Series (each a "Certificate
Account"). An Administration Agent, if any is appointed pursuant to the applicable Prospectus Supplement, will direct the Trustee, and otherwise the Trustee will make all determinations, as to the appropriate application of such collections and other amounts available for distribution to the payment of any administrative or collection expenses (such as any administrative fee) and certain Credit Support-related ongoing fees (such as insurance premiums, letter of credit fees or any required account deposits) and to the payment of amounts then due and owing on the Certificates of such Series (and Classes within such Series), all in the manner and priorities described in the related Prospectus Supplement. The applicable Prospectus Supplement will specify the collection periods, if applicable, and Distribution Dates for a given Series of
Certificates and the particular requirements relating to the segregation and investment of collections received on the Deposited Assets during a given collection period or on or by certain specified dates. There can be no assurance that amounts received from the Deposited Assets and any Credit Support obtained for the benefit of Certificateholders for a particular Series or Class of Certificates over a specified period will be sufficient, after payment of all prior expenses and fees for such period, to pay amounts then due and owing to holders of such Certificates. The applicable Prospectus Supplement will also set forth the manner and priority by which any Realized Loss will be allocated among the Classes of any Series of Certificates, if applicable.

     The relative priorities of distributions with respect to collections from the assets of the Trust assigned to Classes of a given Series of Certificates may permanently or temporarily change over time upon the occurrence of certain circumstances specified in the applicable Prospectus Supplement. Moreover, the applicable Prospectus Supplement may specify that the relative distribution priority assigned to each Class of a given Series for purposes of payments of certain amounts, such as principal, may be different from the relative distribution priority assigned to each such Class for payments of other amounts, such as interest or premium.

                      [Include the following if Applicable]

                           [SERVICING OF RECEIVABLES]

[General

     The following summaries regarding the servicer (the "Servicer") and the servicing of the Receivables do not purport to be complete and are qualified in their entirety by reference to the applicable Agreement. The following description relates to the servicing of Receivables comprising Deposited Assets. Though certain of the statements below may be applicable to the Receivables underlying any Credit Card Security, these summaries do not purport to summarize the provisions of any Agreement and the statements below are qualified in their entirety by such Agreements with respect to the Receivables underlying any Credit Card Security.

Collection Procedures

     The Servicer will make reasonable efforts to collect all payments required to be made under the Receivables and will, consistent with the terms of the related Agreement for a Series and any applicable Credit Support, follow such collection procedures as it follows with respect to comparable receivables held in its own portfolio or serviced by it.

Collections

     The Agreement relating to the applicable Receivables or a separate servicing agreement (a "Servicing Agreement") will establish procedures by which the Servicer or such other person specified in the Prospectus Supplement is obligated, for the benefit of the Certificateholders of each Series of Certificates, to administer the related Deposited Assets, including making collections of all payments thereon, depositing from time to time prior to any applicable distribution date (each, a "Distribution Date") such collections into a segregated account maintained or controlled by the applicable Trustee for the benefit of such Series (each, a "Collection Account").

     Unless otherwise indicated in the related Prospectus Supplement, the Collection Account will be an account maintained (i) at a depositary institution, the long-term unsecured debt obligations of which at the time of any deposit therein are rated as described in the related Prospectus Supplement and as specified by each Rating Agency rating the Securities of such Series or
(ii) in an account or accounts the deposits in which are insured to the maximum extent available by the FDIC or which are otherwise maintained in a manner meeting requirements established by each Rating Agency.

     Unless otherwise specified in the related Prospectus Supplement, the funds held in the Collection Account may be invested, pending remittance to the Trustee, in certain permitted investments. If so specified in the related Prospectus Supplement, the Servicer or other specified person, as the case may be, will be entitled to receive as additional compensation any interest or other income earned on funds in the Collection Account.

     Unless otherwise specified in the related Prospectus Supplement, the Servicer, the Seller, the Trustee, the Company will deposit into the Collection Account for each Series, within two business days after the date of receipt thereof, the following payments and collections received or made by it:

          (i) all payments on account of principal, including prepayments, on the Deposited Assets;

          (ii) all payments on account of interest or finance charges on such Deposited Assets after deducting therefrom, at the discretion of the Servicer but only to the extent of the amount permitted to be withdrawn or withheld from the Collection Account in accordance with the applicable Agreement, the Trustee's Fee and the Servicer's fee (the "Servicer's Fee"), if any, in respect of such Deposited Assets,

          (iii) all amounts received by the Servicer in connection with the liquidation of Deposited Assets other than amounts required to be paid or refunded to the obligor pursuant to the terms of the applicable documents or otherwise pursuant to law ("Liquidation Proceeds"), exclusive of, in the discretion of the Servicer, but only to the extent of the amount permitted to be withdrawn from the Collection Account in accordance with the related Agreement, the Trustee's Fee and Servicer's Fee, if any, in respect of the such Deposited Assets;

          (iv) all amounts required to be deposited therein from any applicable Credit Support for such Series pursuant to the related Agreement;

          (v) all repurchase prices of any such Deposited Assets repurchased by the Company, the Seller or the Servicer pursuant to the related Agreement;

          (vi) any amounts payable to the applicable person with respect to each Deposited Asset acquired that has been repurchased or removed by the Company, the Servicer or the Seller pursuant to the related Agreement, all amounts received thereon and not distributed as of the date on which the related repurchase price was determined;

          (vii) all amounts payable to the Trustee of such Series for deposit into the Distribution Account, if any, or for remittance to the Certificateholders of such Series as provided for in the related Agreement; and

          (viii) all amounts necessary to clear and terminate the Collection Account pursuant to the related Agreement.

     In addition, if the Servicer deposits in the Collection Account for a Series any amount not required to be deposited therein, it may, at any time, withdraw such amount from such Collection Account.

     The Servicer or an Administration Agent, if any is appointed, will direct the Trustee, and otherwise the Trustee will make all determinations, as to the appropriate application of such collections and other amounts available for distribution to the payment of any administrative of collection expenses (such as any administrative fee) and certain Credit Support-related ongoing fees (such as insurance premiums, letter of credit or any required account deposits) and to the payment of amounts then due and owing on the Certificates of such Series (and Classes within such Series), all in the manner and priorities described in the related Prospectus Supplement.

     The applicable Prospectus Supplement will specify the collection periods, if applicable, and Distribution Dates for given Series and the particular requirements relating to the segregation and investment of collections received on the Deposited Assets during a given collection period or on or by certain specified dates. There can be no assurance that amounts received from the Deposited Assets and any Credit Support obtained for the benefit of
Certificateholders for particular Series or Classes of Certificates over a specified period will be sufficient, after payment of all prior expenses and fees for such period, to pay amounts then due and owing to holders of such Certificates. The applicable Prospectus Supplement will also set forth the manner and priority by which any Realized Loss will be allocated among the Classes of any Series of Certificates, if applicable.

     The relative priorities of distributions with respect to collections from the assets of the Trust assigned to the Certificates or to Classes of a given Series of Certificates may permanently or temporarily change over time upon the occurrence of certain circumstances specified in the applicable Prospectus Supplement. Moreover, the applicable Prospectus Supplement may specify that the relative distribution priority assigned to the Certificates or to each Class of a given Series for purposes of payments of certain amounts, such as principal, may be different from the relative distribution priority assigned to each such Class for payments of other amounts, such as interest or premium.

Servicing Fee and Payment of Expenses

     Except as otherwise described in the related Prospectus Supplement, the Servicer will be entitled to the Servicer's Fee in an amount to be determined as specified in the related Prospectus Supplement. The Servicer's Fee may be fixed or variable, as specified in the related Prospectus Supplement.

     Unless otherwise specified in the related Prospectus Supplement, the Servicer will pay certain expenses incurred in connection with the servicing of the Receivables including, without limitation, the payment of the fees and expenses of the Trustee and independent accountants and payment of expenses incurred in preparation of reports to Securityholders.

     The rights of the Servicer to received funds from the Collection Account for a Series, whether as the Servicer's Fees or other compensation, or for the reimbursement of expenses or otherwise, may be subordinate to the rights of Securityholders of such Series.

Evidence as to Compliance

     The Trust Agreement or Indenture for a Series may provide that, each year, a firm of independent public accountants will furnish a statement to the Trustee to the effect that such firm has examined certain documents and records relating to the servicing of the Receivables by the Servicer and that, on the basis of such examination, such firm is of the opinion that the servicing has been conducted in compliance with the Trust Agreement or Indenture, except for (i) such exceptions as such firm believes to be immaterial and (ii) such other exceptions as are set forth in such statement.

     The Trust Agreement or Indenture for each Series will provide for delivery to the Trustee for such Series of an annual statement signed by an officer of the Servicer to the effect that the Servicer has fulfilled its obligations thereunder throughout the preceding calendar year.

Certain Matters Regarding the Servicer

     The Servicer, if any, for each Series will be identified in the related Prospectus Supplement. The Servicer may be an affiliate of the Seller and may have other business relationships with the Company and its affiliates.

     If an event of default occurs with respect to the Servicer under an Agreement, or Servicing Agreement, the Servicer may be replaced by the Trustee or a successor Servicer. Servicer events of default and the rights of the Trustee upon such a default will be set forth in the related Prospectus Supplement.

     Unless otherwise provided in the related Prospectus Supplement, the Servicer may not resign from its obligations and duties under an Agreement or Servicing Agreement, except (a) upon determination that (i) the performance of its duties thereunder is no longer permissible under applicable law and (ii) there is no reasonable action which the Servicer could take to make the performance of its duties thereunder permissible under applicable law, (b) in connection with a conveyance, consolidation or merger by the Servicer with any corporation, or conveyance or transfer of its properties or assets substantially as an entirety to any other person permitted thereunder or (c) upon the satisfaction of the following conditions: (i) the acceptance and assumption, by an agreement supplemental thereto, in form satisfactory to the Trustee, of the obligations and duties of the Servicer thereunder by a proposed successor Servicer, (ii) the Servicer having given written notice to each Rating Agency of such transfer and such Rating Agency having notified the Servicer in Writing to the effect that its then current rating of the Certificates of any Series will not be reduced or withdrawn as a result of such transfer, (iii) the written consent of any provider of Credit Support, if applicable, and (iv) the proposes successor Servicer being an Eligible Servicer (as defined below). Notwithstanding anything in an Agreement or Servicing Agreement to the contrary, any successor Servicer appointed under clause (c) will be deemed to be a successor Servicer. Any such determination permitting the resignation of the Servicer will be evidenced as to clause (a) above by an opinion of counsel to such effect delivered to the Trustee. No such resignation will become effective until the Trustee or a successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with an Agreement or Servicing Agreement.

     "Eligible Servicer" means the Trustee or an entity which, at the time of its appointment as Servicer, (i) is an established financial institution having capital or a net worth of not less than $100,000,000, (ii) is servicing a portfolio of credit card or charge card accounts, (iii) is legal qualified and has the capacity to service the Accounts, or (iv) has demonstrated the ability to professionally and completely service a portfolio of similar accounts in accordance with standards of skill and care customary in the industry.

Indemnification

     Except to the extent otherwise provided therein, each Agreement or Servicing Agreement will provide that the Servicer will indemnify the Trust, the Trustee and the Certificateholders from and against any loss, liability, expense, damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of activities of the Servicer with respect to the Trust or the Trustee or any co-trustee, including those arising from acts or omissions of the Servicer pursuant to the Agreement or Servicing Agreement, including but not limited to any judgment, award, settlement, reasonable attorney's fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided, however, that the Servicer shall not, unless otherwise specified in the related Prospectus Supplement, indemnify: (i) the Trust or the Trustee if such acts, omissions or alleged acts or omissions constitute fraud, negligence, breach or fiduciary duty or misconduct by the Trustee; (ii) the Trust, the Trustee or the Certificateholders for any liability, cost or expense with respect to any action taken by the Trust or Trustee at the request of the Certificateholders nor with respect to any Federal, state or local income or franchise taxes (or any interest or penalties with respect thereto) required to be paid by the Trust or the Certificateholders of a Series of any taxing authority; or (iii) the Trust or Certificateholders for any losses incurred by any of them as a result of defaulted Receivables or Receivables which are written off as uncollectible unless such writeoff is caused by a breach of the Agreement or Servicing Agreement by the Servicer.]

                       DESCRIPTION OF THE TRUST AGREEMENT

General

     The following summary of certain provisions of the Trust Agreement and the Certificates does not purport to be complete and such summary is qualified in its entirety by reference to the detailed provisions of the form of Trust Agreement filed as an exhibit to the Registration Statement. Wherever particular sections or defined terms of the Trust Agreement are referred to, such sections or defined terms are incorporated herein by reference as part of the statement made, and the statement is qualified in its entirety by such reference.

Assignment of Deposited Assets

     At the time of issuance of any Series of Certificates, the Company will cause the Term Assets to be included in the related Trust, and any other Deposited Asset specified in the Prospectus Supplement, to be assigned to the related Trustee, together with all principal, premium (if any) and interest received by or on behalf of the Company on or with respect to such Deposited Assets after the cut-off date specified in the Prospectus Supplement (the "Cut-off Date"), other than principal, premium (if any) and interest due on or before the Cut-off Date and other than any Retained Interest. Unless otherwise provided in the Prospectus Supplement, the Trustee will, concurrently with such assignment, deliver the Certificates to the Company in exchange for certain assets to be deposited in the Trust. Each Deposited Asset will be identified in a schedule appearing as an exhibit to the Trust Agreement. Such schedule will include certain statistical information with respect to each Term Asset and each other Deposited Asset as of the Cut-off Date, and in the event any Term Asset represents ten percent or more of the total Term Assets with respect to any Series of Certificates, such schedule will include, to the extent applicable, information regarding the payment terms thereof, the Retained Interest, if any, with respect thereto, the maturity or term thereof, the rating, if any, thereof and certain other information with respect thereto.

     In addition, the Company will, with respect to each Deposited Asset, deliver or cause to be delivered to the Trustee (or to the custodian hereinafter referred to) all documents necessary to transfer ownership of such Deposited Asset to the Trustee. The Trustee (or such custodian) will review such documents upon receipt thereof or within such period as is permitted in the Prospectus Supplement, and the Trustee (or such custodian) will hold such documents in trust for the benefit of the Certificateholders.

     With respect to certain types of Deposited Assets specified in the applicable Prospectus Supplement only if and to the extent provided therein, if any such document is found to be missing or defective in any material respect, the Trustee (or such custodian) shall immediately notify the Administrative Agent, if any, and the Company, and the Administrative Agent, if any, and otherwise the Trustee shall immediately notify the relevant person who sold the applicable Deposited Asset to the Company (a "Deposited Asset Provider"). To the extent specified in the applicable Prospectus Supplement, if the Deposited Asset Provider cannot cure such omission or defect within 60 days after receipt of such notice, the Deposited Asset Provider will be obligated, within 90 days of receipt of such notice, to repurchase the related Deposited Asset from the Trust at the Purchase Price (as defined below) or provide a substitute for such Deposited Asset. There can be no assurance that a Deposited Asset Provider will fulfill this repurchase or substitution obligation. Although the Administrative Agent, if any, or otherwise an Administrator, on behalf of the Trustee is obligated to use its best efforts to enforce such obligation, neither such Administrative Agent nor the Company will be obligated to repurchase or substitute for such Deposited Asset if the Deposited Asset

Provider defaults on its obligation. Unless otherwise specified in the related Prospectus Supplement, when applicable, this repurchase or substitution obligation constitutes the sole remedy available to the Certificateholders or the Trustee for omission of, or a material defect in, or failure to provide, a constituent document.

     Each of the Company and the Administrative Agent, if any, will make certain representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the Trust Agreement. Upon a breach of any such representation of the Company or any such Administrative Agent, as the case may be, which materially and adversely affects the interests of the Certificateholders, the Company or any such Administrative Agent, respectively, will be obligated to cure the breach in all material respects.

Collection and Other Administrative Procedures

     General. With respect to any Series of Certificates, the Trustee or such other person specified in the Prospectus Supplement, directly or through sub-administrative agents, will make reasonable efforts to collect all scheduled payments under the Deposited Assets and will follow or cause to be followed such collection procedures, if any, as it would follow with respect to comparable financial assets that it held for its own account, provided that such procedures are consistent with the Trust Agreement and any related instrument governing any Credit Support (collectively, the "Credit Support Instruments") and provided that, except as otherwise expressly set forth in the applicable Prospectus Supplement, it shall not be required to expend or risk its own funds or otherwise incur personal financial liability.

     Sub-Administration. Any Trustee or Administrative Agent may delegate its obligations in respect of the Deposited Assets to third parties they deem qualified to perform such obligations (each, a "Sub-Administrative Agent), but the Trustee or Administrative Agent will remain obligated with respect to such obligations under the Trust Agreement. Each Sub-Administrative Agent will be required to perform the customary functions of an administrator of comparable financial assets, including, if applicable, collecting payments from obligors and remitting such collections to the Trustee; maintaining accounting records relating to the Deposited Assets, attempting to cure defaults and delinquencies; and enforcing any other remedies with respect thereto all as and to the extent provided in the applicable Sub-Administration Agreement (as defined below).

     The agreement between any Administrative Agent or Trustee and a Sub-Administrative Agent (a "Sub-Administration Agreement") will be consistent with the terms of the Trust Agreement and such assignment to the Sub-Administrator by itself will not result in a withdrawal or downgrading of the rating of any Class of Certificates issued pursuant to the Trust Agreement. With respect to any Sub-Administrative Agreement between an Administrative Agent and a Sub-Administrative Agent, although each such Sub-Administration Agreement will be a contract solely between such Administrative Agent and the Sub-Administrative Agent, the Trust Agreement pursuant to which a Series of Certificates is issued will provide that, if for any reason such Administrative Agent for such Series of Certificates is no longer acting in such capacity, the Trustee or any successor Administrative Agent must recognize the Sub-Administrative Agent's rights and obligations under such Sub-Administration Agreement.

     The Administrative Agent or Trustee, as applicable, will be solely liable for all fees owed by it to any Sub-Administrative Agent, irrespective of whether the compensation of the Administrative Agent or Trustee, as applicable, pursuant to the Trust Agreement with respect to the particular Series of Certificates is sufficient to pay such fees. However, a Sub-Administrative Agent may be entitled to a Retained Interest in certain Deposited Assets to the extent provided in the related Prospectus Supplement. Each Sub-Administrative Agent will be reimbursed by the Administrative Agent, if any, or otherwise the Trustee for certain expenditures which it makes, generally to the same extent the Administrative Agent or Trustee, as applicable, would be reimbursed under the terms of the Trust Agreement relating to such Series. See "--Retained Interest; Administrative Agent Compensation and Payment of Expenses".

     The Administrative Agent or Trustee, as applicable, may require any Sub-Administrative Agent to agree to indemnify the Administrative Agent or Trustee, as applicable, for any liability or obligation sustained by the Administrative Agent or Trustee, as applicable, in connection with any act or failure to act by the Sub-Administrative Agent.

     Realization upon Defaulted Deposited Assets. Unless otherwise specified in the applicable Prospectus Supplement, as administrator with respect to the Deposited Assets, the Trustee, on behalf of the Certificateholders of a given Series (or any Class or Classes within such Series), will present claims under each applicable Credit Support Instrument, and will take such reasonable steps as are necessary to receive payment or to permit recovery thereunder with respect to defaulted Deposited Assets. As set forth above, all collections by or on behalf of the Trustee or Administrative Agent under any Credit Support Instrument are to be deposited in the Certificate Account for the related Trust, subject to withdrawal as described above.

     Unless otherwise provided in the applicable Prospectus Supplement, if recovery on a defaulted Deposited Asset under any related Credit Support Instrument is not available, the Trustee will be obligated to follow or cause to be followed such normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Deposited Asset, provided that, except as otherwise expressly provided in the applicable Prospectus Supplement, it shall not be required to expend or risk its own funds or otherwise incur personal financial liability. If the proceeds of any liquidation of the defaulted Deposited Asset are less than the sum of (i) the outstanding principal balance of the defaulted Deposited Asset, (ii) interest accrued thereon at the applicable interest rate and (iii) the aggregate amount of expenses incurred by the Administrative Agent and the Trustee, as applicable, in connection with such proceedings to the extent reimbursable from the assets of the Trust under the Trust Agreement, the Trust will realize a loss in the amount of such difference. Only if and to the extent provided in the applicable Prospectus Supplement, the Administrative Agent or Trustee, as so provided, will be entitled to withdraw or cause to be withdrawn from the related Certificate Account out of the net proceeds recovered on any defaulted Deposited Asset, prior to the distribution of such proceeds to Certificateholders, amounts representing its normal administrative compensation on the Deposited Asset, unreimbursed administrative expenses incurred with respect to the Deposited Asset and any unreimbursed advances of delinquent payments made with respect to the Deposited Asset.

Retained Interest; Administrative Agent Compensation and Payment of Expenses

     The Prospectus Supplement for a Series of Certificates will specify whether there will be any Retained Interest in the Deposited Assets, and, if so, the owner thereof. If so provided, the Retained Interest will be established on an asset-by-asset basis and will be specified in an exhibit to the applicable series supplement to the Trust Agreement. A Retained Interest in a Deposited Asset represents a specified interest therein. Payments in respect of the Retained Interest will be deducted from payments on the Deposited Assets as received and, in general, will not be deposited in the applicable Certificate Account or become a part of the related Trust. Unless otherwise provided in the applicable Prospectus Supplement, any partial recovery of interest on a Deposited Asset, after deduction of all applicable administration fees, will be allocated between the Retained Interest (if any) and interest distributions to Certificateholders on a pari passu basis.

     The applicable Prospectus Supplement will specify the Administrative Agent's, if any, and the Trustee's compensation, and the source, manner and priority of payment thereof, with respect to a given Series of Certificates.

     If and to the extent specified in the applicable Prospectus Supplement, in addition to amounts payable to any Sub-Administrative Agent, the Administrative Agent, if any, and otherwise the Trustee will pay from its compensation certain expenses incurred in connection with its administration of the Deposited Assets, including, without limitation, payment of the fees and disbursements of the Trustee, if applicable, and independent accountants, payment of expenses incurred in connection with distributions and reports to Certificateholders, and payment of any other expenses described in the related Prospectus Supplement.

Advances in Respect of Delinquencies

     Unless otherwise specified in the applicable Prospectus Supplement, the Administrative Agent, if any, specified therein will have no obligation to make any advances with respect to collections on the Deposited Assets or in favor of the Certificateholders of the related Series of Certificates. However, to the extent provided in the applicable Prospectus Supplement, any such Administrative Agent will advance on or before each Distribution Date its own funds or funds held in the Certificate Account for such Series that are not part of the funds available for distribution for such Distribution Date, in an amount equal to the aggregate of payments of principal, premium (if any) and interest (net of related administration fees and any Retained Interest) with respect to the Deposited Assets that were due during the related Collection Period and were delinquent on the related Determination Date, subject to (i) any such Administrative Agent's good faith determination that such advances will be reimbursable from Related Proceeds (as defined below) and (ii) such other conditions as may be specified in the Prospectus Supplement.

     Advances, if any, are intended to maintain a regular flow of scheduled interest, premium (if any) and principal payments to holders of the Class or Classes of Certificates entitled thereto, rather than to guarantee or insure against losses. Unless otherwise provided in the related Prospectus Supplement, advances of an Administrative Agent's funds, if any, will be reimbursable only out of related recoveries on the Deposited Assets (and amounts received under any form of Credit Support) for such Series with respect to which such advances were made (as to any Deposited Assets, "Related Proceeds"); provided, however, that any such advance will be reimbursable from any amounts in the Certificate Account for such Series to the extent that such Administrative Agent shall determine, in its sole judgment, that such advance (a "Nonrecoverable Advance") is not ultimately recoverable from Related Proceeds. If advances have been made by such Administrative Agent from excess funds in the Certificate Account for any Series, such Administrative Agent will replace such funds in such Certificate Account on any future Distribution Date to the extent that funds in such Certificate Account on such Distribution Date are less than payments required to be made to Certificateholders on such date. If so specified in the related Prospectus Supplement, the obligations, if any, of an Administrative Agent to make advances may be secured by a cash advance reserve fund or a surety bond. If applicable, information regarding the characteristics of, and the identity of any obligor on, any such surety bond, will be set forth in the related Prospectus Supplement.

Certain Matters Regarding the Administrative Agent and the Company

     An Administrative Agent, if any, for each Series of Certificates under the Trust Agreement will be named in the related Prospectus Supplement. The entity serving as Administrative Agent for any such Series may be the Trustee, the Company, an affiliate of either thereof, the Deposited Asset Provider or any third party and may have other normal business relationships with the Trustee, the Company, their affiliates or the Deposited Asset Provider.

     The Trust Agreement will provide that an Administrative Agent may resign from its obligations and duties under the Trust Agreement with respect to any Series of Certificates only if such resignation, and the appointment of a successor, will not result in a withdrawal or downgrading of the rating of any Class of Certificates of such Series or upon a determination that its duties under the Trust Agreement with respect to such Series are no longer permissible under applicable law. No such resignation will become effective until the Trustee or a successor has assumed the Administrative Agent's obligations and duties under the Trust Agreement with respect to such Series.

     The Trust Agreement will further provide that neither such an Administrative Agent, the Company nor any director, officer, employee, or agent of the Administrative Agent or the Company will incur any liability to the related Trust or Certificateholders for any action taken, or for refraining from taking any action, in good faith pursuant to the Trust Agreement or for errors in judgment; provided, however, that none of the Administrative Agent, the Company nor any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. The Trust Agreement may further provide that, unless otherwise provided in the applicable series supplement thereto, such an Administrative Agent, the Company and any director, officer, employee or agent of the Administrative Agent or the Company will be entitled to the indemnification by the related Trust and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Trust Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, the Trust Agreement will provide that neither such an Administrative Agent nor the Company will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to their respective responsibilities under the Trust Agreement or which in its opinion may involve it in any expense or liability. Each of such Administrative Agent or the Company any, however, in its discretion undertake any such action which it may deem necessary or desirable with respect to the Trust Agreement and the rights and duties of the parties thereto and the interests of the Certificateholders thereunder. The applicable Prospectus Supplement will describe how such legal expenses and costs of such action and any liability resulting therefrom will be allocated.

     Any person into which an Administrative Agent may be merged or consolidated, or any person resulting from any merger or consolidation to which an Administrative Agent is a part, or any person succeeding to the business of an Administrative Agent, will be the successor of the Administrative Agent under the Trust Agreement with respect to the Certificates of any given Series.

Administrative Agent Termination Events; Rights Upon Administrative Agent Termination Event

     Unless otherwise provided in the related Prospectus Supplement, "Administrative Agent Termination Events" under the Trust Agreement with respect to any given Series of Certificates will consist of the following: (i) any failure by an Administrative Agent to remit to the Trustee any funds in respect of collections on the Deposited Assets and Credit Support, if any, as required under the Trust Agreement, that continues unremedied for five days after the giving of written notice of such failure to the Administrative Agent by the Trustee or the Company, or to the Administrative Agent, the Company and the Trustee by the holders of such Certificates evidencing not less than 25% of the Voting Rights (as defined below); (ii) any failure by an Administrative Agent duly to observe or perform in any material respect any of its other covenants or obligations under the Trust Agreement with respect to such Series which continues unremedied for thirty days after the giving of written notice of such failure to the Administrative Agent by the Trustee or the Company, or to the Administrative Agent, the Company and the Trustee by the holders of such Certificates evidencing not less than 25% of the Voting Rights; and (iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of an Administrative Agent indicating its insolvency or inability to pay its obligations. Any additional Administrative Agent Termination Events with respect to any given Series of Certificates will be set forth in the applicable Prospectus Supplement. In addition, the applicable Prospectus Supplement and the related series supplement to the Trust Agreement will specify as to each matter requiring the vote of holders of Certificates of a Class or group of Classes within a given Series, the circumstances and manner in which the Required
Percentage (as defined below) applicable to each such matter is calculated. "Required Percentage" means, with respect to any matter requiring a vote of holders of Certificates of a given Series, the specified percentage (computed on the basis of outstanding Certificate Principal Balance or Notional Amount, as applicable) of Certificates of a designated Class or group of Classes within such Series (either voting as separate classes or as a single class) applicable to such matter, all as specified in the applicable Prospectus Supplement and the related series supplement to the Trust Agreement. "Voting Rights" evidenced by any Certificate will be the portion of the voting rights of all the Certificates in the related Series allocated in the manner described in the Prospectus Supplement.

     Unless otherwise specified in the applicable Prospectus Supplement, so long as an Administrative Agent Termination Event under the Trust Agreement with respect to a given Series of Certificates remains unremedied, the Company or the Trustee may, and at the direction of holders of such Certificates evidencing not less than the "Required Percentage--Administrative Agent Termination" of the Voting Rights, the Trustee will, terminate all the rights and obligations of such Administrative Agent under the Trust Agreement relating to the applicable Trust and in and to the related Deposited Assets (other than any Retained Interest of such Administrative Agent), whereupon the Trustee will succeed to all the responsibilities, duties and liabilities of such Administrative Agent under the Trust Agreement with respect to such Series (except that if the Trustee is prohibited by law from obligating itself to make advances regarding delinquent Deposited Assets, then the Trustee will not be so obligated) and will be entitled to similar compensation arrangements. In the event that the Trustee is unwilling or unable so to act, it may, or, at the written request of the holders of such Certificates evidencing not less than the "Required Percentage--Termination" of the Voting Rights, it will appoint, or petition a court of competent jurisdiction for the appointment of, an administration agent with a net worth at the time of such appointment of at least $15,000,000 to act as successor to such Administrative Agent under the Trust Agreement with respect to such Series. Pending such appointment, the Trustee is obligated to act in such capacity (except that if the Trustee is prohibited by law from obligating itself to make advances regarding delinquent Deposited Assets, then the Trustee will not be so obligated). The Trustee and any such successor may agree upon the compensation to be paid to such successor, which in no event may be greater than the compensation payable to such Administrative Agent under the Trust Agreement with respect to such Series.

     No Certificateholder will have the right under the Trust Agreement to institute any proceeding with respect thereto unless such holder previously has given to the Trustee written notice of breach and unless the holders of Certificates evidencing not less than the "Required Percentage--Remedies" of the Voting Rights have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity, and the Trustee for fifteen days has neglected or refused to institute any such proceeding. The Trustee, however, is under no obligation to exercise any of the trusts or powers vested in it by the Trust Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of Certificates covered by the Trust Agreement, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

Modification and Waiver

     Unless otherwise specified in the applicable Prospectus Supplement, the Trust Agreement for each Series of Certificates may be amended by the Company and the Trustee with respect to such Series, without notice to or consent of the Certificateholders, for certain purposes including (i) to cure any ambiguity,
(ii) to correct or supplement any provision therein which may be inconsistent with any other provision therein or in the Prospectus Supplement, (iii) to add or supplement any Credit Support for the benefit of any Certificateholders (provided that if any such addition affects any series or class of Certificateholders differently than any other series or class of Certificateholders, then such addition will not, as evidenced by an opinion of counsel, have a material adverse effect on the interests of any affected series or class of Certificateholders), (iv) to add to the covenants, restrictions or obligations of the Company, the Administrative Agent, if any, or the Trustee for the benefit of the Certificateholders, (v) to add, change or eliminate any other provisions with respect to matters or questions arising under such Trust Agreement, so long as (x) any such addition, change or elimination will not, as evidenced by an opinion of counsel, affect the tax status of the Trust or result in a sale or exchange of any Certificate for tax purposes and (y) the Trustee has received written confirmation from each Rating Agency rating such Certificates that such amendment will not cause such Rating Agency to reduce or withdraw the then current rating thereof, or (vi) to comply with any requirements imposed by the Code. Without limiting the generality of the foregoing, unless otherwise specified in the applicable Prospectus Supplement, the Trust Agreement may also be modified or amended from time to time by the Company, and the Trustee, with the consent of the holders of Certificates evidencing not less than the "Required Percentage--Amendment" of the Voting Rights of those Certificates that are materially adversely affected by such modification or amendment for the purpose of adding any provision to or changing in any manner or eliminating any provision of the Trust Agreement or of modifying in any manner the rights of such Certificateholders; provided, however, that in the event such modification or amendment would materially adversely affect the rating of any Series or Class by each Rating Agency, the "Required Percentage--Amendment" specified in the related series supplement to the Trust Agreement shall include an additional specified percentage of the Certificates of such Series or Class.

     Except as otherwise set forth in the applicable Prospectus Supplement, no such modification or amendment may, however, (i) reduce in any manner the amount of or alter the timing of, distributions or payments which are required to be made on any Certificate without the consent of the holder of such Certificate or
(ii) reduce the aforesaid Required Percentage of Voting Rights required for the consent to any such amendment without the consent of the holders of all Certificates covered by the Trust Agreement then outstanding.

     Unless otherwise specified in the applicable Prospectus Supplement, holders of Certificates evidencing not less than the "Required Percentage--Waiver" of the Voting Rights of a given Series may, on behalf of all Certificateholders of that Series, (i) waive, insofar as that Series is concerned, compliance by the Company, the Trustee or the Administrative Agent, if any, with certain restrictive provisions, if any, of the Trust Agreement before the time for such compliance and (ii) waive any past default under the Trust Agreement with respect to Certificates of that Series, except a default in the failure to distribute amounts received as principal of (and premium, if any) or any interest on any such Certificate and except a default in respect of a covenant or provision the modification or amendment of which would require the consent of the holder of each outstanding Certificate affected thereby.

Reports to Certificateholders; Notices

     Reports to Certificateholders. Unless otherwise provided in the applicable Prospectus Supplement, with each distribution to Certificateholders of any Class of Certificates of a given Series, the Administrative Agent or the Trustee, as provided in the related Prospectus Supplement, will forward or cause to be forwarded to each such Certificateholder, to the Company and to such other parties as may be specified in the Trust Agreement, a statement setting forth:

     (i) the amount of such distribution to Certificateholders of such Class allocable to principal of or interest or premium, if any, on the Certificates of such Class; and the amount of aggregate unpaid interest as of such Distribution Date;

     (ii) in the case of Certificates with a variable Pass-Through Rate, the Pass-Through Rate applicable to such Distribution Date, as calculated in accordance with the method specified herein and in the related Prospectus Supplement;

     (iii) the amount of compensation received by the Administrative Agent, if any, and the Trustee for the period relating to such Distribution Date, and such other customary information as the Administrative Agent, if any, or otherwise the Trustee deems necessary or desirable to enable Certificateholders to prepare their tax returns;

     (iv) if the Prospectus Supplement provides for advances, the aggregate amount of advances included in such distribution, and the aggregate amount of unreimbursed advances at the close of business on such Distribution Date;

     (v) the aggregate stated principal amount or, if applicable, notional principal amount of the Deposited Assets and the current interest rate thereon at the close of business on such Distribution Date;

     (vi) the aggregate Certificate Principal Balance or aggregate Notional Amount, if applicable, of each Class of Certificates (including any Class of Certificates not offered hereby) at the close of business on such Distribution Date, separately identifying any reduction in such aggregate Certificate Principal Balance or aggregate Notional Amount due to the allocation of any Realized Losses or otherwise;

     (vii) as to any Series  (or Class  within  such  Series)  for which  Credit
Support has been obtained, the amount of coverage of each element of Credit Support included therein as of the close of business on such Distribution Date.

     In the case of information furnished pursuant to subclauses (i) and (iii) above, the amounts shall be expressed as a U.S. dollar amount (or equivalent thereof in any other Specified Currency) per minimum denomination of Certificates or for such other specified portion thereof. Within a reasonable period of time after the end of each calendar year, the Administrative Agent, if any, or the Trustee shall furnish to each person who at any time during the calendar year was a Certificateholder a statement containing the information set forth in subclauses (i) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such person was a Certificateholder. Such obligation of the Administrative Agent or the Trustee, as applicable, shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Administrative Agent or the Trustee, as applicable, pursuant to any requirements of the Code as are from time to time in effect.

     Notices. Unless otherwise provided in the applicable Prospectus Supplement, any notice required to be given to a holder of a Registered Certificate will be mailed to the address of such holder set forth in the applicable Certificate Register. Any notice required to be given to a holder of a Bearer Certificate will be published in a newspaper of general circulation in the city or cities specified in the Prospectus Supplement relating to such Bearer Certificate.

Evidence as to Compliance

     Unless otherwise specified in the applicable Prospectus Supplement, the Trust Agreement will provide that on or before a specified date in each year, a firm of independent public accountants will furnish a statement to the Trustee to the effect that such firm has examined certain documents and records relating to the administration of the Deposited Assets during the related 12-month period (or, in the case of the first such report, the period ending on or before the date specified in the Prospectus Supplement, which date shall not be more than one year after the related Original Issue Date), which report should enable the recipients to determine whether such administration was conducted in compliance with the terms of the Trust Agreement. Such report shall identify any exceptions found during the examination.

     The Trust Agreement will also provide for delivery to the Company, the Administrative Agent, if any, and the Trustee on behalf of the Certificateholders, on or before a specified date in each year, of an annual statement signed by two officers of the Trustee to the effect that the Trustee has fulfilled its obligations under the Trust Agreement throughout the preceding year with respect to any Series of Certificates.

     Copies of the annual accountants' statement, if any, and the statement of officers of the Trustee may be obtained by Certificateholders without charge upon written request to either the Administrative Agent or the Trustee, as applicable, at the address set forth in the related Prospectus Supplement.

Replacement Certificates

     Unless otherwise provided in the applicable Prospectus Supplement, if a Certificate is mutilated, destroyed, lost or stolen, it may be replaced at the corporate trust office or agency of the applicable Trustee in the City and State of New York (in the case of Registered Securities) or at the principal London office of the applicable Trustee (in the case of Bearer Certificates), or such other location as may be specified in the applicable Prospectus Supplement, upon payment by the holder of such expenses as may be incurred by the applicable Trustee in connection therewith and the furnishing of such evidence and indemnity as such Trustee may require. Mutilated Certificates must be surrendered before new Certificates will be issued.

Termination

     Unless otherwise provided in the Prospectus Supplement, the obligations created by the Trust Agreement for each Series of Certificates will terminate upon the payment to Certificateholders of that Series of all amounts held in the related Certificate Account or by an Administrative Agent, if any, and required to be paid to them pursuant to the Trust Agreement following the earlier of (i) the final payment or other liquidation of the last Deposited Asset subject thereto or the disposition of all property acquired upon foreclosure or liquidation of any such Deposited Asset and (ii) the purchase of all the assets of the Trust by the party entitled to effect such termination, under the circumstances and in the manner set forth in the related Prospectus Supplement. In no event, however, will any trust created by the Trust Agreement continue beyond the respective date specified in the related Prospectus Supplement. Written notice of termination of the obligations with respect to the related Series of Certificates under the Trust Agreement will be provided as set forth above under "--Reports to Certificateholders; Notices--Notices", and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

     Any such purchase of Deposited Assets and property acquired in respect of Deposited Assets evidenced by a Series of Certificates shall be made at a price approximately equal to the aggregate fair market value of all the assets in the Trust (as determined by the Trustee, the Administrative Agent, if any, and, if different than both such persons, the person entitled to effect such termination), in each case taking into account accrued interest at the applicable interest rate to the first day of the month following such purchase or, to the extent specified in the applicable Prospectus Supplement, a specified price as determined therein (such price, a "Purchase Price"). The exercise of such right will effect early retirement of the Certificates of that Series, but the right of the person entitled to effect such termination is subject to the aggregate principal balance of the outstanding Deposited Assets for such Series at the time of purchase being less than the percentage of the aggregate principal balance of the Deposited Assets at the Cut-off Date for that Series specified in the related Prospectus Supplement.

Duties of the Trustee

     The Trustee makes no representations as to the validity or sufficiency of the Trust Agreement, the Certificates of any Series or any Deposited Asset or related document and is not accountable for the use or application by or on behalf of any Administrative Agent of any funds paid to such Administrative Agent or its designee in respect of such Certificates or the Deposited Assets, or deposited into or withdrawn from the related Certificate Account or any other account by or on behalf of such Administrative Agent. The Trustee is required to perform only those duties specifically required under the Trust Agreement with respect to such Series. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the Trustee is required to examine such documents and to determine whether they conform to the applicable requirements of the Trust Agreement.

The Trustee

     The Trustee for any given Series of Certificates under the Trust Agreement will be named in the related Prospectus Supplement. The commercial bank, national banking association or trust company serving as Trustee, will be unaffiliated with, but may have normal banking relationships with, the Company, any Administrative Agent and their respective affiliates.

                 LIMITATIONS ON ISSUANCE OF BEARER CERTIFICATES

     In compliance with United States Federal income tax laws and regulations, the Company and any underwriter, agent or dealer participating in the offering of any Bearer Certificate will agree that, in connection with the original issuance of such Bearer Certificate and during the period ending 40 days after the issue date of such Bearer Certificate, they will not offer, sell or deliver such Bearer Certificate, directly or indirectly, to a U.S. Person or to any person within the United States, except to the extent permitted under U.S. Treasury regulations.

     Bearer Certificates will bear a legend to the following effect: any United States Person who holds this obligation will be subject to limitations under the United States income tax laws, including the limitations provided in Sections 1650(j) and 1287(a) of the Internal Revenue Code". The sections referred to in the legend provide that, with certain exceptions, a United States taxpayer who holds Bearer Certificates will not be allowed to deduct any loss with respect to, and will not be eligible for capital gain treatment with respect to any gain realized on a sale, exchange, redemption or other disposition of, such Bearer Certificates.

     As used herein, "United States" means the United States of America and its possessions, and "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, or an estate or trust the income of which is subject to United States Federal income taxation regardless of its source.

     Pending the availability of a definitive Global Security or individual Bearer Certificates, as the case may be, Securities that are issuable as Bearer Certificates may initially be represented by a single temporary Global Security, without interest coupons, to be deposited with a common depositary in London for Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euroclear System ("Euroclear"), and Centrale de Livraison de Valeurs Mobilieres S.A. ("CEDEL") for credit to the accounts designated by or on behalf of the purchases thereof. Following the availability of a definitive Global Security in bearer form, without coupons attached, or individual Bearer Certificates and subject to any further limitations described in the applicable Prospectus Supplement, the temporary Global Security will be exchangeable for interests in such definitive Global Security or for such individual Bearer Certificates, respectively, only upon receipt of a "Certificate of Non-U.S. Beneficial Ownership." A "Certificate of Non-U.S. Beneficial Ownership" is a certificate to the effect that a beneficial interest in a temporary Global Security is owned by a person that is not a U.S. Person or is owned by or through a financial institution in compliance with applicable U.S. Treasury regulations. No Bearer Certificate will be delivered in or to the United States. If so specified in the applicable Prospectus Supplement, interest on a temporary Global Security will be distributed to each of Euroclear and CEDEL with respect to that portion of such temporary Global Security held for its account, but only upon receipt as of the relevant Distribution Date of a Certificate of Non-U.S. Beneficial Ownership.

                                 CURRENCY RISKS

Exchange Rates and Exchange Controls

     An investment in a Certificate having a Specified Currency other than U.S. dollars entails significant risks that are not associated with a similar investment in a security denominated in U.S. dollars. Such risks include, without limitation, the possibility of significant changes in rates of exchange between the U.S. dollar and such Specified Currency and the possibility of the imposition or modification of foreign exchange controls with respect to such Specified Currency. Such risks generally depend on factors over which the Company has no control, such as economic and political events and the supply of and demand for the relevant currencies. In recent years, rates of exchange between the U.S. dollar and certain currencies have been highly volatile, and such volatility may be expected in the future. Fluctuations in any particular exchange rate that have occurred in the past are not necessarily indicative, however, of fluctuations in the rate that may occur during the term of any Certificate. Depreciation of the Specified Currency for a Certificate against the U.S. dollar would result in a decrease in the effective yield of such Certificate below its Pass-Through Rate and, in certain circumstances, could result in a loss to the investor on a U.S. dollar basis.

     Governments have from time to time imposed, and may in the future impose, exchange controls that could affect exchange rates as well as the availability of a Specified Currency for making distributions in respect of

Certificates denominated in such currency. At present, the Company has identified the following currencies in which distributions of principal, premium and interest on Certificates may be made: Australian dollars, Canadian dollars, Danish kroner, Italian lire, Japanese yen, New Zealand dollars, U.S. dollars and ECU. However, Certificates distributable with Specified Currencies other than those listed may be issued at any time. There can be no assurance that exchange controls will not restrict or prohibit distributions of principal, premium or interest in any Specified Currency. Even if there are no actual exchange controls, it is possible that, on a Distribution Date with respect to any particular Certificate, the currency in which amounts then due to be distributed in respect of such Certificate are distributable would not be available. In that event, such payments will be made in the manner set forth above under "Description of Certificates--General" or as otherwise specified in the applicable Prospectus Supplement.

     THIS PROSPECTUS DOES NOT DESCRIBE ALL THE RISKS OF AN INVESTMENT IN CERTIFICATES DENOMINATED IN A CURRENCY OTHER THAN U.S. DOLLARS, AND THE COMPANY DISCLAIMS ANY RESPONSIBILITY TO ADVISE PROSPECTIVE PURCHASERS OF SUCH RISKS AS THEY EXIST AT THE DATE OF THIS PROSPECTUS OR AS SUCH RISKS MAY CHANGE FROM TIME TO TIME. PROSPECTIVE PURCHASERS SHOULD CONSULT THEIR OWN FINANCIAL AND LEGAL ADVISORS AS TO THE RISKS ENTAILED BY AN INVESTMENT IN CERTIFICATES DENOMINATED IN A CURRENCY OTHER THAN U.S. DOLLARS. SUCH CERTIFICATES ARE NOT AN APPROPRIATE INVESTMENT FOR PERSONS WHO ARE UNSOPHISTICATED WITH RESPECT TO FOREIGN CURRENCY TRANSACTIONS.

     The information set forth in this Prospectus is directed to prospective purchasers of Certificates who are United States residents. The applicable
Prospectus Supplement for certain issuances of Certificates may set forth certain information applicable to prospective purchasers who are residents of countries other than the United States with respect to matters that may affect the purchase or holding of, or receipt of distributions of principal, premium or interest in respect of, such Certificates.

     Any Prospectus Supplement relating to Certificates having a Specified Currency other than U.S. dollars will contain information concerning historical exchange rates for such currency against the U.S. dollar, a description of such currency, any exchange controls affecting such currency and any other required information concerning such currency.

Payment Currency

     Except as set forth below or unless otherwise provided in the applicable Prospectus Supplement, if distributions in respect of a Certificate are required to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then all distributions in respect of such Certificate shall be made in U.S. dollars until such currency is again available or so used. The amounts so payable on any date in such currency shall be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency or as otherwise indicated in the applicable Prospectus Supplement.

     If distribution in respect of a Certificate is required to be made in ECU and ECU is no longer used in the European Monetary System, then all distributions in respect of such Certificate shall be made in U.S. dollars until ECU is again so used. The amount of each distribution in U.S. dollars shall be computed on the basis of the equivalent of the ECU in U.S. dollars, determined as described below, as of the second Business Day prior to the date on which such distribution is to be made.

     The equivalent of the ECU in U.S. dollars as of any date (the "Day of Valuation") shall be determined for the Certificates of any Series and Class by the applicable Trustee on the following basis. The component currencies of the ECU for this purpose (the "Components") shall be the currency amounts that were components of the ECU as of the last date on which the ECU was used in the European Monetary System. The equivalent of the ECU in U.S. dollars shall be calculated by aggregating the U.S. dollar equivalents of the Components. The U.S. dollar equivalent of each of the Components shall be determined by such Trustee on the basis of the most recently available Market Exchange Rates for such Components or as otherwise indicated in the applicable Prospectus Supplement.

     If the official unit of any component currency is altered by way of combination or subdivision, the number of units of that currency as a Component shall be divided or multiplied in the same proportion. If two or more component currencies are consolidated into a single currency, the amounts of those currencies as Components shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated component currencies expressed in such single currency. If any component currency is divided into two or more currencies, the amount of that currency as a Component shall be replaced by amounts of such two or more currencies, each of which shall be equal to the amount of the former component currency divided by the number of currencies into which that currency was divided.

     All determinations referred to above made by the applicable Trustee shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the related Certificateholders of such Series.

Foreign Currency Judgments

     Unless otherwise specified in the applicable Prospectus Supplement, the Certificates will be governed by and construed in accordance with the law of the State of New York. Courts in the United States customarily have not rendered judgments for money damages denominated in any currency other than the U.S. dollar. A 1987 amendment to the Judiciary Law of the State of New York provides, however, that an action based upon an obligation denominated in a currency other than U.S. dollars will be rendered in the foreign currency of the underlying obligation and converted into U.S. dollars at the rate of exchange prevailing on the date of the entry of the judgment or decree.

                              PLAN OF DISTRIBUTION

     Certificates may be offered in any of three ways: (i) through underwriters or dealers; (ii) directly to one or more purchasers; or (iii) through agents. The applicable Prospectus Supplement will set forth the terms of the offering of any Series of Certificates, which may include the names of any underwriters, or initial purchasers, the purchase price of such Certificates and the proceeds to the Company from such sale, any underwriting discounts and other items constituting underwriters' compensation, any initial public offering price, any discounts or concessions allowed or reallowed or paid to dealers, any securities exchanges on which such Certificates may be listed, any restrictions on the sale and delivery of Certificates in bearer form and the place and time of delivery of the Certificates to be offered thereby.

     If underwriters are used in the sale, Certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. Such Certificates may be offered to the public either through underwriting syndicates represented by managing underwriters or by underwriters without a syndicate. Such managing underwriters or underwriters in the United States will include Salomon Brothers Inc, an affiliate of the Company. Unless otherwise set forth in the applicable Prospectus Supplement, the obligations of the underwriters to purchase such Certificates will be subject to certain conditions precedent, and the underwriters will be obligated to purchase all such Certificates if any of such Certificates are purchased. Any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

     Certificates may also be sold through agents designated by the Company from time to time. Any agent involved in the offer or sale of Certificates will be named, and any commissions payable by the Company to such agent will be set forth, in the applicable Prospectus Supplement. Unless otherwise indicated in the applicable Prospectus Supplement, any such agent will act on a best efforts basis for the period of its appointment.

     If so indicated in the applicable Prospectus Supplement, the Company will authorize agents, underwriters or dealers to solicit offers by certain specified institutions to purchase Certificates at the public offering price described in such Prospectus Supplement pursuant to delayed delivery contracts providing for payment and delivery on a future date specified in such Prospectus Supplement. Such contracts will be subject only to those conditions set forth in the applicable Prospectus Supplement and such Prospectus Supplement will set forth the commissions payable for solicitation of such contracts.

     Any underwriters, dealers or agents participating in the distribution of Certificates may be deemed to be underwriters and any discounts or commissions received by them on the sale or resale of Certificates may be deemed to be underwriting discounts and commissions under the Securities Act. Agents and underwriters may be entitled under agreements entered into with the Company to indemnification by the Company against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments that the agents or underwriters may be required to make in respect thereof. Agents and underwriters may be customers of, engage in transactions with, or perform services for, the Company or its affiliates in the ordinary course of business.

     Salomon Brothers Inc is an affiliate of the Company and is an indirect wholly owned subsidiary of Salomon Smith Barney Holdings Inc., the indirect parent corporation of the Company. Salomon Brothers Inc's participation in the offer and sale of Certificates complies with the requirements of Rule 2720 of the National Association of Securities Dealers, Inc. regarding underwriting securities of an affiliate.

     As to each Series of Certificates, only those Classes rated in one of the investment grade rating categories by a Rating Agency will be offered hereby. Any unrated Classes or Classes rated below investment grade may be retained by the Company or sold at any time to one or more purchasers.

     Affiliates of the Underwriters may act as agents or underwriters in connection with the sale of the Certificates. Any affiliate of the Underwriters so acting will be named, and its affiliation with the Underwriters described, in the related Prospectus Supplement. Also, affiliates of the Underwriters may act as principals or agents in connection with market-making transactions relating to the Certificates. A Prospectus Supplement will be prepared with respect to the Certificates for use by such affiliates in connection with offers and sales related to market-making transactions in the Certificates.

                                 LEGAL OPINIONS

     Certain legal matters with respect to the Certificates will be passed upon for the Company and the underwriters by Orrick, Herrington & Sutcliffe LLP, New York, New York or other counsel identified in the applicable Prospectus Supplement.

                                 INDEX OF TERMS

Accounts.......................................................................1
Additional Accounts............................................................6
Administration Fee.............................................................7
Administrative Agent...........................................................1
Agreement......................................................................3
Base Rate.....................................................................13
Bearer Certificates............................................................1
Business Day..................................................................12
Calculation Agent.............................................................14
Calculation Date..............................................................15
CD Rate.......................................................................15
CD Rate Certificate...........................................................13
CD Rate Determination Date....................................................15
Cede...........................................................................2
CEDEL.........................................................................42
Certificate Account...........................................................30
Certificate Principal Balance.................................................18
Certificateholders.............................................................1
Certificates...................................................................1
Class..........................................................................1
Collection Account............................................................31
Commercial Paper Rate Certificate.............................................15
Commercial Paper Rate Determination Date......................................15
Commission.....................................................................1
Company........................................................................1
Components....................................................................44
Composite Quotations..........................................................13
Concentrated Term Asset.......................................................25
Concentrated Term Assets......................................................22
Coupons.......................................................................10
Credit Card Receivables...................................................23, 24
Credit Card Securities.........................................................1
Credit Support.................................................................1
Credit Support Instruments....................................................35
Cut-off Date..................................................................23
Day of Valuation..............................................................44
Definitive Certificate........................................................20
Depositary....................................................................20
Deposited Asset Provider......................................................35
Deposited Assets...............................................................1
Determination Date............................................................11
Distribution Date..............................................................1
Early Amortization Event.......................................................3
Early Amortization Period......................................................3
ECU............................................................................1
Eligible Servicer.............................................................34
Euroclear.....................................................................42
Exchange Act...................................................................1
Exchange Rate Agent...........................................................11
Exchangeable Series...........................................................18
Fannie Mae....................................................................22
Federal Funds Rate............................................................16
Federal Funds Rate Certificate................................................13
Federal Funds Rate Determination Date.........................................16
FFCB..........................................................................22

FHLB..........................................................................22
Finance Charge Receivables....................................................23
FIRREA.........................................................................4
Fixed Pass-Through Rate.......................................................10
Fixed Rate Certificates.......................................................13
Floating Rate Certificates....................................................13
Freddie Mae...................................................................22
Global Security................................................................1
GSE............................................................................1
GSE Issuer....................................................................22
H.15(519).....................................................................13
Index Maturity................................................................13
Interchange...................................................................23
Interest Reset Date...........................................................14
Interest Reset Period.........................................................14
Letter of Credit..............................................................30
Letter of Credit Bank.........................................................30
LIBOR.........................................................................16
LIBOR Certificate.............................................................13
LIBOR Determination Date......................................................16
Liquidation Proceeds..........................................................32
London Banking Day............................................................12
Market Exchange Rate..........................................................11
Maximum Pass-Through Rate.....................................................14
Minimum Pass-Through Rate.....................................................14
Money Market Yield............................................................16
Nonrecoverable Advance........................................................37
Notional Amount...............................................................13
Offering Agent.................................................................2
Option to Elect Exchange......................................................19
Optional Exchange Date........................................................18
Original Issue Date...........................................................10
Originator.....................................................................4
Outstanding Debt Securities...................................................27
Participants..................................................................23
Pass-Through Rate.............................................................10
Principal Receivables.........................................................23
Prospectus Supplement..........................................................1
Purchase Price................................................................42
Rating Agency..................................................................6
Realized Losses...............................................................18
Receivables....................................................................1
REFCORP.......................................................................22
Registered Certificates........................................................1
Registration Statement.........................................................1
Related Proceeds..............................................................37
Required Percentage...........................................................38
Reserve Account...............................................................30
Retained Interest..............................................................8
Reuters Screen LIBO Page......................................................17
Sallie Mae....................................................................22
SBHCI..........................................................................7
Secured Term Assets...........................................................27
Securities Act.................................................................1
Seller.........................................................................3
Senior Term Assets............................................................27

Series.........................................................................1
Servicer.......................................................................1
Servicer's Fee................................................................32
Servicing Agreement...........................................................31
Specified Currency.............................................................1
Specified Interest Currency....................................................1
Specified Premium Currency.....................................................1
Specified Principal Currency...................................................1
Spread........................................................................13
Spread Multiplier.............................................................13
Strip Certificates............................................................10
Stripped Interest.............................................................13
Sub-Administration Agreement..................................................35
Sub-Administrative Agent......................................................35
Subordinated Term Assets......................................................27
Surety........................................................................30
Surety Bond...................................................................30
Term Asset Events of Default..................................................27
Term Asset Prospectus.........................................................22
Term Assets....................................................................1
Term Assets Currency..........................................................28
Term Assets Early Amortization Event...........................................3
Term Assets Early Amortization Events.........................................25
Term Assets Early Amortization Period..........................................3
Term Assets Enhancement.......................................................25
Term Assets Indenture.........................................................26
Term Assets Interest Accrual Periods..........................................28
Term Assets Issuers...........................................................21
Term Assets Payment Dates.....................................................28
Term Assets Prospectus........................................................24
Term Assets Rate..............................................................28
Term Assets Trustee...........................................................25
Treasury Bills................................................................17
Treasury Rate.................................................................17
Treasury Rate Certificate.....................................................13
Treasury Rate Determination Date..............................................18
Trust..........................................................................1
Trust Agreement................................................................1
Trustee........................................................................1
Trustee's Fee..................................................................7
TVA...........................................................................22
U.S. Person...................................................................42
United States.................................................................42
Variable Pass-Through Rate....................................................10
Voting Rights.................................................................38

Prospectus Supplement
(To Prospectus Dated ________________________)
$

Structured Products Series 19__ - [_____________] Trust
         $______ Class _____ Notes, [     ]% [Variable] Note Interest Rate
                  [Notional Amount] [(Approximate)], Class       Certificates.
         [______%] [Variable] Pass Through Rate

Structured Products Corp.
Depositor

Each Structured Products Trust Certificates Series 19__ - [__] offered hereby will consist of ___ class of Certificates, designated as Class Certificates(,) [and] Class ___ Certificates [and list others], [all] of which [only the Class
___ Certificates(,) [and] Class ___ Certificates [and list others]] (collectively, the "Certificates") and will represent a fractional undivided beneficial interest in the Structured Products Series 19__ - [__] Trust (the "Trust") to be formed pursuant to the Trust Agreement dated as of ______, 19__, between Structured Products Corp. (the "Company" and _______________, as trustee (the "Owner Trustee") (the "Trust Agreement"). The Structured Products Trust Series 19__ [__] Notes (the "Notes" and, collectively with the Notes, the "Securities") will be issued pursuant to an indenture dated as of ______, 19__, between the Trust and _______, as trustee (the "Indenture Trustee") (the "Indenture"). The property of the Trust will consist [in part] of [SELECT ONE OF THE FOLLOWING BRACKETED SELECTIONS] [Alternative 1: specify debt security or a pool of such debt securities issued by one or more corporations, banking organizations or insurance companies] [Alternative 2: specify obligations of one or more foreign private issuers] [Alternative 3: specify debt security or pool of such debt securities which represent obligations of the United States of America, any agency thereof for the payment of which the full faith and credit of the United States of America is pledged, or a United States governmental sponsored organization created pursuant to a federal statue (a "GSE")] [Alternative 4: specify debt security or pool of such debt securities which represent obligations issued by or guaranteed by a foreign government, political subdivision or agency or instrumentality thereof] [Alternative 5: specify pool of Receivables or interest therein or Credit Card Securities] [$______] [__] aggregate principal amount of [a [__%] [floating rate] of [a pool of] [__%] [floating rate] publicly issued [describe securities or receivables] [maturing in ___ years] issued by [specify issuer] (collectively, the "Term Assets"), and having the characteristics described herein under "Description of the Deposited Assets". Terms used but not otherwise defined herein are defined in the Prospectus attached hereto (the "Prospectus").

The Term Assets will be acquired by the Company and, pursuant to the Trust Agreement, deposited into the Trust for the benefit of Certificateholders, subject to the pledge of the indenture. The Trust's rights in, to and under the Term Assets will be pledged to the Indenture Trustee pursuant to the Indenture. [The Term Assets were issued and sold as part of an underwritten public offering in [______________].] [The Term Assets are obligations of the Term Assets Issuer and] [explain whether senior or subordinate, and whether subject to any redemption or put rights]. [Describe any required principal payments or amortization or accumulation of Term Assets.]
                                                  (cover continued on next page)

                                  ------------

THE SECURITIES REPRESENT INTEREST IN OR OBLIGATIONS OF THE TRUST ONLY AND NO NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE COMPANY OR ANY OF ITS AFFILIATES. THE SECURITIES DO NOT REPRESENT A DIRECT OBLIGATION OF ANY TERM ASSETS ISSUER OR ANY OF THEIR RESPECTIVE AFFILIATES.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   -----------

The Underwriter has agreed to purchase the Certificates from the Company at [ ]% of the Security Principal Balance thereof plus accrued interest, if any, at the Pass Through Rate calculated from [________], 19__ (the "Expected Settlement Date"), subject to the terms and conditions set forth in the Underwriting Agreement refereed to herein under "Underwriting". The Underwriter has agreed to purchase the Notes from the Company at [_____________]% of the Note Principal Balance thereof plus accrued interest, if any, at the Note interest Rate calculated from the Expected Settlement Date, subject to the terms and conditions set forth in the Underwriting Agreement refereed to herein under "Underwriting".

The Underwriter proposes to offer the Securities from time to time for sale in negotiated transactions or otherwise at prices determined at the time of sale. For further information with respect to the plan of distribution and any discounts, commissions or profits that may be deemed underwriting discounts or commissions, see "Underwriting."

The Securities are offered subject to receipt and acceptance by the Underwriter to prior sale and to the Underwriter's right to reject any order in whole or in part and to withdraw, cancel or modify the offer without notice. It is expected that delivery of the [specify applicable classes] Securities will be made in book-entry from through the facilities of The Depository Trust Company on or about the Expected Settlement Date.

                                -----------------
Salomon Smith Barney
The date of this Prospectus Supplement is

(cover page continued)


Distribution on the Certificates will be made[[monthly] [quarterly] [semi-annually] or[[___________] of each year] [to be conformed to interest payment dates for Term Assets], or, if any such date is not a business day, then on the immediately following business day (each, a "Distribution Date") commencing [___________] (the "Final Distribution Date"), by which date the holders of the Certificates will receive a distribution of all amounts allocable to principal on such Certificates or, to the extent specified herein, a pro rate share of any remaining Term Assets.

Distribution on the Notes will be made on each Distribution Date. The last day on which payments on the Notes are scheduled to be made is _________ (the "Scheduled Maturity Date").

As and to the extent described herein, collections received with respect to the Deposited Assets will be distributed to noteholders and Certificateholders [of each class] in the manner and priority described herein. [The rights of the holders of the Class ___ Certificates [and specify other classes] to receive distributions of such collections are subordinated to the rights of the holders of the Notes and the Class ___ Certificates[and specify other classes]. As and to the extent described herein, losses realized on the Deposited Assets will be borne by the holders of the Class ___ Certificates [and specify other classes] before such losses will be borne by the holders of the other classes of Certificates [and the Class ___ Certificates ([and specify other classes)] and the holders of the Notes. To the extent described herein, the relative priorities of each class of Certificates and Notes with respect to collections from and losses on the Deposited Assets may each change over time, either permanently or temporarily, upon the occurrence of certain circumstances specified herein. See "Description of the Securities-Subordination".

The Term Assets Issuer is not participating in, and will not receive any proceeds in connection with, this offering.

There is currently no secondary market for the Securities, and there can be no assurance that a secondary market for the Securities will develop or, if it does develop, that it will continue. See "Risk Factors" in the Prospectus.

The [specify applicable classes] Securities initially will be represented by certificates registered in the name of CEDE & Co., as nominee of The Depository Trust company ("DTC"). The interest of beneficial owners of such Securities will be represented by book entries on the records of participating members of DTC. Definitive certificates will be available for such Securities only under the limited circumstances described herein. See "Description of the Securities-Definitive Certificates".

IN CONNECTION WITH THIS OFFERING, THE UNDERWRITER MAY OVERALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE SECURITIES AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

THE SECURITIES OFFERED BY THIS PROSPECTUS SUPPLEMENT WILL CONSTITUTE A SEPARATE SERIES OF SECURITIES BEING OFFERED BY THE COMPANY PURSUANT TO ITS PROSPECTUS DATED _______________, 19__, OF WHICH THIS PROSPECTUS SUPPLEMENT IS A PART AND WHICH ACCOMPANIES THIS PROSPECTUS SUPPLEMENT. THE PROSPECTUS CONTAINS IMPORTANT INFORMATION REGARDING THIS OFFERING WHICH IS NOT CONTAINED HEREIN, AND PROSPECTIVE INVESTORS ARE URGED TO READ THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT IN FULL. IN PARTICULAR, INVESTORS SHOULD CONSIDER CAREFUL THE FACTORS SET FORTH UNDER "RISK FACTORS" IN THE PROSPECTUS AND IN THIS PROSPECTUS SUPPLEMENT.

UNTIL __________, 19__, ALL DEALERS EFFECTING TRANSACTIONS IN THE OFFERED SECURITIES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO WHICH IT RELATES. THIS DELIVERY REQUIREMENT IS IN ADDITION OT THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT OT THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

--------------------------------------------------------------------------------
                       SUMMARY OF PRINCIPAL ECONOMIC TERMS

     The following summary of principal economic terms does not purport to be complete and is qualified in its entirety by reference to the detailed information appearing elsewhere herein and in the Prospectus, including under the heading "Description of the Securities", "Description of the Term Assets" and "Description of Credit Support". Certain capitalized terms used herein are defined elsewhere in the Prospectus Supplement on the pages indicated in the "Index of Terms" or, to the extent not defined herein, have the meanings assigned to such terms in the Prospectus.

The Certificates

The Trust........................   Structured  Products  Series 19__-[ ] Trust.
                                    The Trust will be formed pursuant to the Trust Agreement dated as of _____, 19__ (the
                                    "Trust Agreement"), between the Company and the Owner Trustee, dated as of the Expected
                                    Settlement Date.

Certificates Offered.............   Structured   Products  Trust   Certificates,
                                    Series  19__-[_],  consisting  of Class [__]
                                    Certificates    [_______,]    [and]    Class
                                    [_______]  Certificates [and specify others]
                                    (collectively, the "Certificates").

[Initial Certificate]
Principal Balance]
Notional amount].................   Class [__]: [$] [________].
 .................................   Class [__]: [$] [________].

Final Distribution
Date.............................   Class [__].
 .................................   Class [__].

Pass-Through Rates...............   [The Variable  Pass-Through Rates applicable
                                    to   the   calculation   of   the   interest
                                    distributable  on any  Distribution  Date on
                                    the Certificates [(other than the Class [__]
                                    Certificates)] are equal to [describe method
                                    for determining variable rates]. The initial
                                    Variable  Pass-through  Rates  for the Class
                                    [__]  Certificates  [,]  [and] the Class [ ]
                                    Certificates   [and   specify   others]  are
                                    approximately ___% [,] [and] ___% [and ___%] per annum, respectively.] [The Pass-Through
                                    Rate applicable to the calculation of the interest distributable on any Distribution
                                    Date on the [specify classes] Certificates is fixed at ___% [and ___%, respectively,] per annum.]


Original Issue Date .............   [____________].

Cut-off Date ....................   [____________].

Distribution Dates ..............   [_____________], commencing [____].

Record Dates.....................   The  [__]  day  immediately  preceding  each
                                    Distribution Date.

Denominations;
Specified Currency...............   The Class [__]  Certificates [,] [and] Class
                                    [__]  Certificates  [and specify other] will
                                    be denominated and payable in [U.S. dollars]
                                    [___] [(the  "Specified  Currency") and will
                                    be   available   for   purchase  in  minimum
                                    denominations  of [$] [______] and [integral
                                    multiples   thereof]   [multiples   of   [$]
                                    [______] in excess thereof].

Interest Accrual
Periods..........................   [Monthly]  [Quarterly]  [Semi-annually] (or,
                                    in the case of the  first  interest  Accrual
                                    Period,  from  and  including  the  Original
                                    Issue  Date  to  but   excluding  the  first
                                    Distribution Date).

Form of Security.................   Book-entry  Certificates with The Depository
                                    Trust  Company  ("DTC"),  except in  certain
                                    limited  circumstances.  See "Description of
                                    the   Securities-Definitive
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Certificates". Distributions thereon will be
                                    settled    in     [immediately     available
                                    (same-day)] [clearinghouse(next-day)] funds.

Owner Trustee ...................    ______________________.

Ratings..........................   [_______]   by   [_______]   [and   [_]   by
                                    [_______]].    [Specify   specific   ratings
                                    requirements    for   particular    classes,
                                    including the extent to which the issuance of the Certificates of a given class is conditioned upon satisfaction of the ratings of each other class of Certificates.] See
                                    "Ratings".

The Notes

The Trust .......................   Structured Products Series 19__-[_] Trust.

Notes Offered....................   Structured   Products  Trust  Notes,  Series
                                    19__-[ - [specify others] (collectively, the
                                    "Notes").

[Initial Note]
Principal Balance]
[Notional amount]................   .[$] [_________].

Scheduled Maturity
Date.............................   Class [__].
 .................................   Class [__].

Note Interest Rate...............   [The Variable Note Interest Rate  applicable
                                    to   the   calculation   of   the   interest
                                    distributable on any Distribution Date on the Notes is equal to [describe method for determining variable rates]. The initial
                                    Variable Notes Rate of the Notes [specify others] is approximately __% per annum.]
                                    [The Notes Interest Rate applicable to the calculation of the interest distributable on any Distribution Date on the Notes is fixed at __% per annum.]

Original Issue Date..............   [__________].

Cut-off Date.....................   [__________].

Distribution Dates...............   [__________], commencing [___________].

Record Dates.....................   The [__]  date  immediately  preceding  each
                                    Distribution Date.

Denominations;

Specified Currency ..............   The Class [__] Notes  [and  specify  others]
                                    will be  denominated  and  payable  in [U.S.
                                    dollars]  [__] [(the  "Specified  Currency")
                                    and  will  be  available   for  purchase  in
                                    minimum denominations of [$] [______] and [integral multiples thereof] [multiples of
                                    [$] [______] in excess thereof].

Interest Accrual
Periods..........................   [Monthly] [Quarterly] [Semi-annually] (or in
                                    the  case  of  the  first  Interest  Accrual
                                    Period,  from  and  including  the  Original
                                    Issue  Date  to  but   excluding  the  first
                                    Distribution Date).

Form of Security.................   Book-entry  Certificates with The Depository
                                    Trust  Company  ["DTC"),  except in  certain
                                    limited  circumstances.  See "Description of
                                    the   Securities-Definitive   Certificates".
                                    Distributions  thereon  will be  settled  in
                                    [immediately      available      (same-day)]
                                    [clearinghouse (next-day)] funds.

Indenture Trustee................   _______________________.

Ratings..........................  [______]  by  [______]   [and   [______]  by
                                   [______]]. See "Ratings".

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Term Assets

Term Assets .....................   [SELECT  ONE  OF  THE  FOLLOWING   BRACKETED
                                    SELECTIONS]  [Alternative  1:  specify  debt
                                    security  or a pool of such debt  securities
                                    issued by one or more corporations,  banking
                                    organizations   or   insurance    companies]
                                    [Alternative  2: specify  obligations of one
                                    or    more    foreign    private    issuers]
                                    [Alternative  3:  specify  debt  security or
                                    pool of such debt securities which represent
                                    obligations of the United States of America,
                                    any agency  thereof for the payment of which
                                    the full  faith  and  credit  of the  United
                                    States of  America is  pledged,  or a United
                                    States governmental  sponsored  organization
                                    created pursuant to a federal statue (a "")]
                                    [Alternative  4:  specify  debt  security or
                                    pool of such debt securities which represent
                                    obligations  issued  by or  guaranteed  by a
                                    foreign government, political subdivision or
                                    agency    or    instrumentality     thereof]
                                    [Alternative  5: specify pool of Receivables
                                    or   interest   therein   or   Credit   Card
                                    Securities] [[__]%] [floating rate] [specify security or receivables] in an aggregate principal amount of [$][______].

[Term Assets

Issuer ..........................   [Specify issuer or pool] [Trust] issuers].]

Term Assets Original
Issue Date.......................    [______].

Term Asset Scheduled
Final payment
Date ............................    [______].

[Amortization]
[Accumulation]...................   [Describe   amortization   or   accumulation
                                    schedule, if any].

Denominations; Term
Assets Currency..................   The Term Assets are  denominated and payable
                                    in [U.S. dollars] [______] (the "Term Assets
                                    Currency") and are available in minimum denominations of [$][______] and [integral multiples thereof] [multiples of [$][______] in excess thereof].

Term Assets
Payment Dates....................   [______], commencing [______].

Term Assets Rate.................   [__% per annum.] [a [weighted average]  rate
                                    per annum equal to [specify interest rate formula for debt security].]

Term Assets Interest
Accrual Periods .................   [Monthly] [Quarterly] [Semi-annually].

Priority.........................   [Describe  senior or subordinated  status of
                                    Term Assets].

Redemption/Put/
Other Features...................   [Describe  existence of any redemption,  put
                                    or other material features applicable to the Term Assets].

[Form of Credit Card
Security ........................   Book-entry securities with DTC. ]


Term Asset Trustee...............   [______].  The Term  Assets have been issued
                                    pursuant  to [an  indenture]  [a pooling and
                                    servicing  agreement]  [master  pooling  and
                                    servicing  agreement [as  supplemented  by a
                                    series   supplement]  [trust  agreement  [an
                                    indenture] dated as

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    of   [__],    19[__]    (the   "Term   Asset
                                    Agreement"),  among the Term Asset  Trustee,
                                    [the  Term  Asset   Issuer],   [Seller]  and
                                    [Servicer].

Ratings..........................

                                    [______]  by  [______]   [and   [______]  by
                                    [______]].  See  "Description  of  the  Term
                                    Assets - Ratings of Term Assets".

Other Deposited Assets

[Provide similar tabular summary description of the principal economic terms of any credit support or other ancillary or incidental asset]


                        SUMMARY OF PROSPECTUS SUPPLEMENT

     The following summary does not purport to be complete and is qualified in its entirety by reference to the detained information appearing elsewhere herein and in the Prospectus.

Depositor .......................   Structured   Products   Corp.,  an  indirect
                                    wholly-owned  subsidiary  of  Salomon  Smith
                                    Barney Holdings, Inc. and an affiliate of [an] [the] Underwriter (the "Company"). See
                                    "The Company" in the Prospectus.

Certificates.....................   The Certificates, each of which represents a
                                    fractional  undivided beneficial interest in
                                    the Trust,  will be issued  pursuant  to the
                                    Trust  Agreement.   The  Certificates   will
                                    consists of [______] classes,  designated as
                                    Class [______]  Certificates [and] [,] Class
                                    [__]   Certificates   [and  [specify   other
                                    classes]], [all] of which [all but the Class
                                    [__]  Certificates] are being offered hereby
                                    (collectively, the "Certificates").

                                    The  Certificate   Principal  Balance  of  a
                                    Certificate    outstanding   at   any   time
                                    represents   the  maximum  amount  that  the
                                    holder  thereof  is  entitled  to receive as
                                    distributions  allocable to  principal.  The
                                    Certificate    Principal    Balance   of   a
                                    Certificate   will  decline  to  the  extent
                                    distributions  allocable  to  principal  are
                                    made to such holder. [The Notional amount of
                                    the Class [__]  Certificates  as of any date
                                    of  determination  is  equal  to  [specify].
                                    Reference  to  the  Notional  amount  of the
                                    Class  [__]   Certificates   is  solely  for
                                    convenience  in  determining  the  basis  on
                                    which   distributions   on  the  Class  [__]
                                    Certificates are calculated [and determining
                                    the     relative     voting     fights    of
                                    Certificateholders     of     Class     [__]
                                    Certificates  for  purposes  of  voting on a
                                    class-by-class  basis  or  otherwise].   The
                                    Notional Amount does not represent the right to receive any distributions allocable to principal.]

                                    [The Class [__] Certificates,  which are not
                                    being offered hereby,  have in the aggregate
                                    an initial Certificate  Principal balance of
                                    [$]  _____  (approximate)  and a  [Variable]
                                    Pass-Through Rate [of ____%]. The Class [__]
                                    Certificates  represent the right to receive
                                    distributions    in    respect    of   their
                                    Certificate  Principal  balance and interest
                                    thereon  at  their  applicable  Pass-Through
                                    Rate.]   Shortfalls  in   collections   with
                                    respect  to the  Deposited  Assets  will  be
                                    allocated   solely   to   the   Class   [__]
                                    Certificates  to the extent  provided herein
                                    and, thereafter, will be allocated among the
                                    Certificates and the Class [ ] Certificates,
                                    as   provided   herein.   [The   Class  [  ]
                                    Certificates  will  be  transferred  by  the
                                    Company   to  an   affiliate   on  or  about
                                    ________, 19__ (the "Closing Date"), and may be sold at any time in accordance with any restrictions in the Trust Agreement.]]

Notes ...........................   The Notes,  which are secured by the Trust's
                                    rights in, to and under the Deposited Assets will be issued pursuant to the Indenture.
                                    The Notes will consist of [__].

The Term Assets .................   Interest On the Term  Assets  accrues At the
                                    Term   Assets  Rate  for  each  Term  Assets
                                    Accrual  Period  and is payable on each Term
                                    Assets  Payment Date.  The entire  principal
                                    amount of the Term Assets will be payable on
                                    the Term Assets  Final  Payment  Date.  [The
                                    Term  Assets   have  a  remaining   term  to
                                    maturity of approximately ___ years.] [As of the Cut-off Date, the pool of Term Assets

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    have a weighted average interest rate of ____% and a weighted average remaining term to maturity of approximately __ years.]

[Other Deposited
Assets and Credit
Support..........................   The  Deposited   Assets  will  also  include
                                    [direct  obligations  of the United  States]
                                    [describe  any assets which are ancillary or
                                    incidental  to the  Term  Assets,  including
                                    hedging   contracts  such  as  puts,  calls,
                                    interest rate swaps, currency swaps, floors,
                                    caps and  collars)  (such  assets,  together
                                    with  the  Term   Assets,   the   "Deposited
                                    Assets").  See "Description of the Deposited
                                    Assets".

                                    The  [Certificateholders]  [Noteholders]  of
                                    the [specify  particular  classes] will have
                                    the benefit of [describe  credit support] to
                                    support  or  ensure  the   [servicing   and]
                                    [timely [ultimate]] distribution of amounts due with respect to the Deposited Assets[, including providing certain coverage with respect to losses thereon.]

Distributions....................   Holders of the  Securities  will be entitled
                                    to receive on each Distribution Date, to the
                                    extent   of   available    funds   on   such
                                    Distribution  Date,  after  payment  of  the
                                    expenses  of the Trust,  and its  respective
                                    agents, (i) distributions payable in respect
                                    of  or   allocable   to   interest   at  the
                                    applicable  Note  Interest  or  Pass-Through
                                    Rate on the  applicable  Security  Principal
                                    balance,   (ii)  distributions   payable  in
                                    respect of or  allocable  to  principal  and
                                    (iii)   [in  the   case  of   ____________,]
                                    distributions  allocable to premium (if any)
                                    in  an  amount  equal  to  all  payments  to
                                    premium (if any) received on the Term Assets
                                    for  the   applicable   Collection   Period.
                                    Distributions will be made on the Securities
                                    only if,  and to the extent  that,  payments
                                    are  made  with  respect  to  the  Deposited
                                    Assets  or  are  otherwise  covered  by  any
                                    Credit  Support.  [The  holders of the Class
                                    [__]   Certificates   will  be  entitled  to
                                    receive    on   each    Distribution    Date
                                    distributions  allocable  to  interest in an
                                    amount   equal   to    [describe    Stripped
                                    Interest].]  [The  holders of the Class [__]
                                    Certificates will not be entitled to receive any distributions allocable to principal or premium (if any),] See "Description of the Securities -Distributions".

Special Distribution
Dates............................   If a payment with respect to the Term Assets
                                    is made after the Term Assets  Payment  Date
                                    on which  such  payment  was due,  then such
                                    amount  shall  be  distributed  on the  next
                                    occurring    Business    Day   (a   "Special
                                    Distribution  Date")  as if such  funds  had
                                    been  available  on  the  Distribution  Date
                                    immediately     preceding    such    Special
                                    Distribution Date; provided,  however,  that
                                    the   Record    Date   for   such    Special
                                    Distribution  Date  shall be [five  Business
                                    Days  (as  such  term  is   defined  in  the
                                    Prospectus, "Business Day") prior to the day on] which the related payment was received from the Term Assets trustee.

Subordination....................   As  to  the  extent  described  herein,  the
                                    rights  of the  holders  of the  Class  [__]
                                    Certificates  [and specify other classes] to
                                    receive distributions of principal,  premium
                                    (if any),  and interest  with respect to the
                                    Deposited Assets will be subordinated to the
                                    rights of the  holders  of the Notes and the
                                    other classes of  Certificates  with respect
                                    to losses attributable to principal, premium
                                    (if  any)  and   interest   realized   on  a
                                    Deposited  Asset  (such  losses,   "Realized
                                    Losses"). See "Description of the Securities
                                    - Allocation of Losses; Subordination".

Optional Termination.............   At its option,  the  [Company]  may purchase
                                    all the Deposited  Assets in the Trust,  and
                                    thereby cause the  termination of the Trust,
                                    early  retirement  of the  Certificates  and
                                    redemption of the Notes, on any Distribution
                                    Date on which the aggregate principal amount
                                    of the  Deposited  Assets  remaining  in the
                                    Trust is less  than  [10%] of the  aggregate
                                    principal  amount of the Deposited Assets as
                                    of  the  Cut-off  Date  [Specify  any  other
                                    purchase or repurchase option of the Company
                                    or  any   Holder   of   Certificates.]   See
                                    "Description   of  the  Trust   Agreement  -
                                    Termination" herein.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Termination of the
Trust............................   The Trust  Agreement will terminate upon the
                                    final distribution of Certificateholders of all amounts due in respect of the Deposited
                                    Assets. [Describe any further termination events].

Certain Federal
Income Tax
Consequences.....................   See    "Certain     Federal    Income    Tax
                                    Consequences".

Ratings..........................   It is a  condition  to the  issuance  of the
                                    Certificates  that the certificates have the
                                    ratings  specified  above under  "Summary of
                                    Principal  Economic Terms - The Certificates
                                    -  Ratings".   It  is  a  condition  to  the
                                    issuance  of the Notes  that the Notes  have
                                    the ratings  specified  above under "Summary
                                    of  Principal  Economic  Terms - the Notes -
                                    Ratings".   A  security   rating  is  not  a
                                    recommendation   to   buy,   sell   or  hold
                                    securities and may be subject to revision or
                                    withdrawal   at  anytime  by  the  assigning
                                    rating  agency.  A security  rating does not
                                    address  the   occurrence  or  frequency  of
                                    redemptions or prepayments on, or extensions
                                    of the  maturity of, the  Deposited  Assets,
                                    the   corresponding   effect   on  yield  to
                                    investors [or whether investors in the Class
                                    [__] Certificates may fail to recover fully their initial investment]. See "Ratings".

ERISA Considerations.............   See "ERISA Considerations".


                                  RISK FACTORS

[Describe risk factors and special considerations applicable to the specific Term Assets, other Deposited Assets and the particular structure of the Securities being offered, including factors relating to the yield of the Securities and risks associated with the Deposited Assets and the terms thereof, as described elsewhere herein.] See "Risk Factors" and "Maturity and Yield Considerations" in the Prospectus

     No Detailed Information About Term Assets or Term Assets Issuer

     This Prospectus Supplement does not provide detailed information with respect to the Term Assets or the Term Assets Issuer, any risk factors relating thereto, or any rights or obligations, legal, financial or otherwise, arising under or related to the Term Assets.

     Trust's Relationship to the Company. The Company is not obligated to make any payments in respect of the Notes, the Certificates or the Term Assets.

     The Term Assets do not represent obligations of the company. Prospective investors should avail themselves of the same information concerning each [Issuer] [Seller], [Servicer] and Term Asset as they would if they were purchasing the Term Assets or similar investments backed by or representing interests in Receivables.

     Maturity and Prepayment Assumptions. The rate of payment of principal of the Securities, the aggregate amount of each distribution on, and the yield to maturity of, the Securities will depend on the rate of payment of principal of the Term Assets. [Describe particular risks of particular Classes, if applicable.] The Term assets are generally subject to early amortization upon the occurrence of any of the amortization events applicable to such Term assets as described herein and in the prospectus used in connection with the offering of such Term Assets (the "Term Assets Prospectus").

     The rate of payment of principal of the Certificates may also be affected by the repurchase by each Term Asset Issuer of the Term Assets issued by such Term Asset Issuer at a purchase price equal to a percentage of the principal balance thereof plus accrued and unpaid interest, which right is exercisable only after the aggregate principal balance of the Term Assets is less than a specified percentage of their original principal balance. In such event the repurchase price paid by the Term Asset Issuer would be passed through to the Securityholders.

--------------------------------------------------------------------------------

No Assurance of Liquidity

     There is no assurance that any secondary market will develop or be maintained for any class of Securities. While the Underwriter intends to maintain a secondary market for Securities, it is not obligated to do so. There can be no assurance that a secondary market in the Securities will develop or, if it does develop, that it will remain in existence for any period of time. The absence of a secondary market would adversely affect the liquidity of the Securities.


                             FORMATION OF THE TRUST

     The Trust will be formed pursuant to the Trust Agreement between the Company and the Owner Trustee. Concurrently with the execution and delivery of the Trust Agreement, the Company will deposit the Term Assets (or proceeds of the offering sufficient to purchase the Term Assets) in the Trust. The Owner Trustee, on behalf of the Trust, will accept (or purchase) such Term Assets, will pledge the Term asset to the Indenture Trustee pursuant to the Indenture and will deliver the Securities to or upon the order of the Company.

     The Term Assets will be purchased by the Company in the secondary market (either directly or through an affiliate of the Company). The Term Asset will not be acquired from the Term Assets Issuer as part of any distribution by or pursuant to any agreement with the Term Assets Issuer. The Term Assets Issuer is not participating in this offering and will not receive any of the proceeds of the sale of the Term Assets to the Company or the issuance of the Securities.


                       DESCRIPTION OF THE DEPOSITED ASSETS

General

     This Prospectus Supplement sets forth certain relevant terms with respect to the Term Assets, but does not provide detailed information with respect to the Term Assets. This Prospectus Supplement relates only to the Securities offered hereby and does not relate to the Deposited Assets. All disclosure contained herein with respect to the Term Assets is derived from publicly available documents. [Describe publicly available documents] [The] [Each]
[describe portion that is subject] Term Asset Issuer is subject to the information reporting requirements of the Exchange Act. Although the Company has no reason to believe the information concerning the Term Assets, [the] [each] Term Asset Issuer or each Term Asset Prospectus related to the Term Assets is not reliable, neither the Company nor any of the Underwriters has participated in the preparation of such documents, or made any due diligence inquiry with resect to the information provided therein. There can be no assurance that events affecting the term Assets or any Term Asset Issuer have not occurred, which have not yet been publicly disclosed, which would affect the accuracy or completeness of the publicly available documents described above.

[SELECT ONE OF THE FOLLOWING BRACKETED SELECTIONS] [Alternative 1: specify debt security or a pool of such debt securities issued by one or more corporations, banking organizations or insurance companies] [Alternative 2: specify obligations of one or more foreign private issuers] [Alternative 3: specify debt security or pool of such debt securities which represent obligations of the United States of America, any agency thereof for the payment of which the full faith and credit of the United States of America is pledged, or a United States governmental sponsored organization created pursuant to a federal statue (a "GSE")] [Alternative 4: specify debt security or pool of such debt securities which represent obligations issued by or guaranteed by a foreign government, political subdivision or agency or instrumentality thereof] [Alternative 5: specify pool of Receivables or interest therein or Credit Card Securities].


                         DESCRIPTION OF THE TERM ASSETS

[Use the following where the Term Assets consist of a single public security]

     [The table below sets forth certain of the characteristics of the Term Assets. The table does not purport to be complete and is subject to, and qualified in its entirety by reference to, any prospectuses pursuant to which the Term Assets were offered and sold.

Terms of Term Assets


Term Assets Issuer:

Term Assets:                                                _______, due _______

Dated:

Original Principal Maturity Date:

Original Par Value Amount Issued:

CUSIP Number:

Stated Interest Rate:

Interest Payment Dates:

Mode of Payment of Term Assets:

Par Value Amount of Term Assets Deposited Under Trust
Agreement:


     The Term Assets will be held by the Trustee for the Owners of Securities as book-entry credits to an account of the Trustee at DTC.

Available Information

     The Term Assets Issuer is subject to the information requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports and other information with the Commission. Such reports, proxy and information statements and other information filed by the Term Assets Issuer with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's regional offices at 500 West Madison Street, 14th Floor, Chicago, Illinois 60661 and 75 Park Place, New York, New York 10007. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy statements and other information regarding registrants that file electronically with the Commission. [In addition, certain material described above and other information will also be available for inspection at the offices of the New York Stock Exchange at 20 Broad Street, New York, New York.]]

                    [Insert Bracketed Language if Applicable]

                   [THE FEDERAL NATIONAL MORTGAGE ASSOCIATION

     The Federal National Mortgage Association ("Fannie Mae") is a federally chartered and stockholder-owned corporation organized and existing under the Federal National Mortgage Association Charter Act, 12 U.S.C. ss. 1716 et seq. It is the largest investor in home mortgage loans in the United States. Fannie Mae originally was established in 1938, as a United States government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder-owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market by purchasing mortgage loans from lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase loans from many capital market investors that ordinarily may not invest in mortgage loans, thereby expanding the total amount of funds available for housing. Operating nationwide, Fannie Mae helps to redistribute mortgage funds from capital-surplus to capital-short areas. Fannie Mae also issues mortgaged-backed securities ("MBS"). Fannie Mae receives guaranty fees for its guaranty of timely payment of principal of and interest on MBS. Fannie Mae issues MBS primarily in exchange for pools of mortgage loans from lenders. The issuance of MBS enables Fannie Mae to further its statutory purpose of increasing the liquidity of residential mortgage loans.

     Fannie Mae prepares an Information Statement annually which describes Fannie Mae, its business and operations and contains Fannie Mae's audited financial statements. From time to time Fannie Mae prepares supplements to its Information Statement which include certain unaudited financial data and other information concerning the business and operations of Fannie Mae. These documents can be obtained without charge from Paul Paquin, Senior Vice President -- Investor Relations, Fannie Mae, 3900 Wisconsin Avenue, N.W., Washington, D.C. 20016 (telephone: (202) 752-7115). Fannie Mae is not subject to the periodic reporting requirements of the Securities Exchange Act of 1934.]

                   [THE FEDERAL HOME LOAN MORTGAGE CORPORATION

     The Federal Home Loan Mortgage Corporation ("Freddie Mac") is a publicly held government-sponsored enterprise created on July 24, 1970 pursuant to the Federal Home Loan Mortgage Corporation Act, Title III of the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac's statutory mission is to provide stability in the secondary market for home mortgages, to respond appropriately to the private capital market and to provide ongoing assistance to the secondary market for home mortgages (including mortgages secured by housing for low-and moderate-income families involving a reasonable economic return to Freddie Mac) by increasing the liquidity of mortgage investments and improving the distribution of investment capital available for home mortgage financing. The principal activity of Freddie Mac consists of the purchase of first lien, conventional, residential mortgages and participation interests in such mortgages from mortgage lending institutions and the resale of the mortgages so purchased in the form of guaranteed mortgage securities. Freddie Mac generally matches and finances its purchases or mortgages with sales of guaranteed securities. Mortgages retained by Freddie Mac are financed with short-and long-term debt, cash temporarily held pending disbursement to security holders, and equity capital.

     Freddie Mac prepares an Information Statement annually which describes Freddie Mac, its business and operations and contains Freddie Mac's audited financial statements. From time to time Freddie Mac prepares supplements to its Information Statement which include certain unaudited financial data and other information concerning the business and operations of Freddie Mac. These documents can be obtained from Freddie Mac by writing or calling Freddie Mac's Investor Inquiry Department at 8200 Jones Branch Drive, McLean, Virginia 22102 (outside Washington, D.C. metropolitan area, telephone (800) 336-3672; within Washington, D.C. metropolitan area, telephone (703) 759-8160). Freddie Mac is not subject to the periodic reporting requirements of the Securities Exchange Act of 1934.]

                     [THE STUDENT LOAN MARKETING ASSOCIATION

     The Student Loan Marketing Association ("Sallie Mae") is a stockholder-owned corporation established by the 1972 amendments to the Higher Education Act of 1965, as amended, to provide liquidity, primarily through secondary market and warehousing activities, for lenders participating in the Federal Family Education Loan ("FFEL") program and the Health Education Assistance Loan Program. Under the Higher Education Act, Sallie Mae is authorized to purchase, warehouse, sell and offer participations or pooled interests in, or otherwise deal in, student loans, including, but not limited to, loans insured under the FFEL program, and to make commitments for any of the foregoing. Sallie Mae is also authorized to buy, sell, hold, underwrite and otherwise deal in obligations of eligible lenders, if such obligations are issued by such eligible lender for the purpose of making or purchasing federally guaranteed student loans under the Higher Education Act. As a federally chartered corporation, Sallie Mae's structure and operational authorities are subject to revision by amendments to the Higher Education Act of other federal enactments. Sallie Mae prepares an Information Statement annually which describes Sallie Mae, its business and operations and contains Sallie Mae's audited financial statements. From time to time Sallie Mae prepares supplements to its Information Statement which include certain unaudited financial data and other information concerning the business and operations of Sallie Mae. These documents can be obtained without charge upon written request to the Corporate and Investor Relations Division of Sallie Mae at 1050 Thomas Jefferson Street, N.W., Washington, D.C. 20007, telephone (202) 298-3010. Sallie Mae is not subject to the periodic reporting requirements of the Securities Exchange Act of 1934.]

                       [THE RESOLUTION FUNDING CORPORATION

     The Resolution Funding Corporation ("REFCORP") is a mixed-ownership government corporation established by Title V of the Financial Institutions
Reform, Recovery, and Enforcement Act of 1989 (the "FIRRE Act"). The sole purpose of the REFCORP is to provide financing for the Resolution Trust Corporation (the "RTC"). REFCORP is to be dissolved, as soon as practicable, after the maturity and full payment of all obligations issued by it. REFCORP is subject to the general oversight and direction of the Oversight Board, which is comprised of the Secretary of the Treasury, the Chairman of the Federal Reserve Board of Governors, the Secretary of Housing and Urban Development and two independent members from different political parties to be appointed by the President with the advice and consent of the Senate. The day-to-day operations of REFRCORP are under the management of a three-member Directorate comprised of the Director of the Office of Finance of the FHLBs and two members selected by the Oversight Board from among the presidents of twelve FHLBs. The RTC was established by the FIRRE Act to manage and resolve cases involving failed savings and loan institutions pursuant to policies established by the Oversight Board. The RTC is to manage and resolve cases for which a receiver or conservator was appointed between January 1, 1989 through August 9, 1992. The RTC is authorized to issue nonvoting capital certificates to REFCORP in exchange for the funds transferred from REFCORP to the RTC. The RTC will terminate on or before December 31, 1996. The FIRRE Act limits the aggregate principal amount of interest bearing obligations which may be issued by REFCORP to $30 billion, which amount of obligations was issued in 1989. Pursuant to the FIRRE Act, the net proceeds of these obligations are used to purchase nonvoting capital
certificates   issued  by  the  RTC  or  to  retire  previously  issued  REFCORP obligations.

     Information concerning REFCORP may be obtained from the Resolution Funding Corporation, Suite 850, 655 Fifteenth Street, N.W., Washington, D.C. 20005. REFCORP is not subject to the periodic reporting requirements of the Securities Exchange Act of 1934.]

                          [THE FEDERAL HOME LOAN BANKS

     The Federal Home Loan Banks constitute a system of twelve federally chartered corporations (collectively, the "FHLBs"). The mission of each FHLB is to enhance the availability of residential mortgage credit by providing a readily available, low-cost source of funds to its member institutions. A primary source of funds for the FHLBs is the proceeds from the sale to the public of debt instruments issued by the Federal Housing Finance Board, which are the joint and several obligations of all of the FHLBs. The FHLBs are supervised and regulated by the Federal Housing Finance Board, which is an independent federal agency in the executive branch of the United States government, but obligations of the FHLBs are not obligations of the United States government.

     The Federal Home Loan Bank System produces annual and quarterly financial reports in connection with the original offering and issuance by the Federal Housing Finance Board of consolidated bonds and consolidated notes of the FHLBs. Questions regarding the Federal Home Loan Banks Combined Financial Statement should be directed to the Deputy Director, Financial Reporting and Operations Divisions, Federal Housing Finance Board, 1777 F Street, N.W., Washington, D.C. 20006, (202) 406-2901. Copies of the Financial Reports will be furnished upon request to the Capital Markets Divisions, Office of Finance.]

                           [TENNESSEE VALLEY AUTHORITY

     TVA is a wholly owned corporate agency and instrumentality of the United States of America established pursuant to the Tennessee Valley Authority Act of 1933, as amended (the "TVA Act"). TVA's objective is to develop the resources of the Tennessee Valley region in order to strengthen the regional and national economy and the national defense. The programs of TVA consist of power and nonpower programs. The power program is required to be self-supporting from revenues it produces. The TVA Act authorizes TVA to issue evidences of indebtedness that may only be used to finance its power program. TVA prepares an Information Statement annually which describes TVA, its business and operations and contains TVA's audited financial statements. From time to time TVA prepares supplements to its Information Statement which include certain unaudited financial data and other information concerning the business and operations of TVA. These documents can be obtained upon written request directed to Tennessee Valley Authority, 400 West Summit Hill Drive, Knoxville, Tennessee 37902,
Attention: Vice President and Treasurer, or by calling (615) 632-3366.]

                           [FEDERAL FARM CREDIT BANKS

     The Farm Credit System is a nationwide system of lending institutions and affiliated service and other entities (the "System"). Through its Banks ("FCBs") and related associations, the System provides credit and related services to farmers, ranchers, producers and harvesters of aquatic products, rural homeowners, certain farm-related businesses, agricultural and aquatic cooperatives and rural utilities. System institutions are federally chartered under the Farm Credit Act of 1971, as amended (the "Farm Credit Act"), and are subject to regulation by a Federal agency, the Farm Credit Administration (the "FCA"). The FCBs and associations are not commonly owned or controlled. They are cooperatively owned, directly or indirectly, by their respective borrowers. Unlike commercial banks and other financial institutions that lead to the agricultural sector in addition to other sectors of the economy, under the Farm Credit Act the System institutions are restricted solely to making loans to qualified borrowers in the agricultural sector and to certain related businesses. Moreover, the System is required to make credit and other services available in all areas of the nation. In order to fulfill its broad statutory mandate, the System maintains lending units in all 50 states and the Commonwealth of Puerto Rico.

     The System obtains funds for its lending operations primarily from the sale of debt securities issued under Section 4.2(d) of the Farm Credit Act ("Systemwide Debt Securities"). The FCBs are jointly and severally liable on all Systemwide Debt Securities. Systemwide Debt Securities are issued by the FCBs through the Federal Farm Credit Banks Funding Corporation, as agent for the FCBs (the "Funding Corporation"). Each FCB determines its participation in each issue of Systemwide Debt Securities based on its funding and operating requirements, subject to the availability of eligible collateral, to determinations by the Funding Corporation as to conditions of participation and terms of each issuance, and to FCA approval.

     Important information regarding the FCBs and the Farm Credit System, including combined financial information, is contained in disclosure information made available by the Funding Corporation. This information consists of the most recent Farm Credit System Annual Information Statement and any Quarterly Information Statements issued subsequent thereto (collectively, "Information Statements") and certain press releases issued from time to time by the Funding Corporation. Such information and the Farm Credit System Annual Report to
Investors for the current and two preceding fiscal years are available for inspection at the Federal Farm Credit Banks Funding Corporation, Investment Banking Services Department, 10 Exchange Place, Suite 1401, Jersey City, New Jersey 07302; Telephone: (201) 200-8000. Upon request, the Funding Corporation will furnish, without charge, copies of the above information.]

                         [GOVERNMENT TRUST CERTIFICATES

     Government Trust Certificates ("GTCs") consist of certificates evidencing undivided fractional interests in a trust, the assets of which consist of promissory notes (the "Notes"), payable in U.S. Dollars, of a certain foreign government, backed by a full faith and credit guaranty issued by the United States of America, acting through the Defense Security Assistance Agency of the Department of Defense (the "DSAA"), of the due and punctual payment of 90% of all payments of principal and interest due on the Notes and a security interest in collateral, consisting of non-callable securities issued or guaranteed by the United States government or agencies thereof, sufficient to pay the remaining 10% of all payments of principal and interest due on the Notes. Many issuances of GTCs were undertaken pursuant to Title III of the Foreign Operations, Export Financing and Related Programs Appropriations Acts (the "Appropriations Acts"), which permit borrowers to prepay certain eligible high-interest loans made by the Federal Financing Bank (the "FFB") under the Foreign Military Sales ("FMS") Credit Program. The Appropriations Acts S-19 permit prepayment of the FMS loans with the proceeds of new loans and authorize the issuance of a United States government guaranty covering no more and no less than ninety percent (90%) of the payments due on each such new loan, in accordance with the requirements of the Arms Export Control Act, as amended (the "AECA"). It is a condition to the issuance of Certificates under such program that the DSAA approve the refinancing of any such FMS loan. Although 90% of all payments of principal and interest on the Notes are guaranteed by the United States government or agencies thereof, and 10% of such payments are secured by securities of the United States government or agencies thereof, the GTCs themselves are not so guaranteed. In the event of a default on the Notes, the Trustee of the Trust would be required by the operative documents to make a claim against the United States government or an agency thereof or would be required to liquidate the collateral securing the Notes. Payments Under the Guaranty. If the borrower under the Notes (the "Borrower") fails to deposit with the related trustee (the "Trustee") all amounts due on the Notes on any Note payment date (each, a "Note

Payment Date"), the Trustee will first notify the Borrower and, one business day thereafter, will send a notice to the Director of the DSAA and to the related depositary (the "Depositary") setting forth the amounts due on the Notes on such Note Payment Date and the amounts, if any, received from the Borrower. On the [11th calendar day] following the Note Payment Date, if any amounts due on a Note remain unpaid, the Trustee will demand payment from DSAA on the applicable Guaranty in accordance with its terms. On the day the Trustee receives such payment, it will instruct the Depositary immediately to deliver sufficient funds to pay the amounts remaining unpaid on the Note.

     On the occurrence of an Event of Default (as defined in the related loan agreement), the Trustee in its discretion may proceed to protect and enforce the rights of the GTC holders under the Declaration of Trust by a suit, action or other proceeding. As provided in the loan agreement, the Guaranty and the Depositary Agreement, the Trustee has the legal power to exercise all the rights, powers and privileges of a holder of the Note.

     The Trustee is required to take all necessary action, as permitted by the Declaration of Trust and applicable law (i) to enforce payments due from DSAA under the Guaranty and (ii) to take possession of collateral maturing or paying interest on or prior to the Note payment date on which default occurred, and to apply such funds in accordance with the Declaration of Trust for the benefit of holders of GTCs. The Trustee is required to notify the Borrower upon taking the foregoing actions. Neither the Trust holding a Note nor DSAA has the right to accelerate payment of the Note, notwithstanding any failure of the Borrower to make payment on the Note or other Event of Default with respect to the Note. [The applicable Prospectus Supplement will specify, to the extent GTCs are included as Underlying Securities, the waiting period that must elapse before reimbursement for a default on the Notes, and the delay between payment on the Notes and payment on the GTCs that is built into the GTCs to protect against a delay in reimbursement.

     In addition, the related Prospectus Supplement will specify, to the extent applicable: (i) the aggregate principal amount of such GTCs; (ii) the coupon, if any, borne by such GTCs; (iii) the stated maturity of each GTC; (iv) the identity of each underlying obligor; and (v) the conditions under which, and the terms on which, any underlying obligation may be prepaid or redeemed prior to the stated maturity of the obligation.]]

                      [AID-GUARANTEED UNDERLYING SECURITIES

     General. AID-Guaranteed Underlying Securities consist of notes, bonds, credit facilities and other debt instruments which are issued or arranged by intermediary financial institutions ("IFIs") and guaranteed in whole or in part by AID. Most AID guarantees are established under the auspices of the Private
Sector  Investment  Program (the  "Investment  Program"),  created in 1983 under
Section 108 of the Foreign Assistance Act of 1961 and administered by AID. The Investment Program seeks to promote sustainable economic development by strengthening the private sector in developing countries, primarily through the facilitation of small business financing needs. In 1988 Congress provided the Investment Program with loan guarantee authority, and guarantees have become the Investment Program's principal financing instrument. AID guarantees are backed by the full faith and credit of the United States government. AID Housing Guaranty Program. The Housing Guaranty Program (the "Housing Program") is administered by the AID Office of Housing and Urban Programs. The Housing Program facilitates collaboration between AID and host-country housing institution borrowers in both the public and private sectors. Under the Housing Program AID participates in the planning, structuring and execution of a housing or shelter finance program. Through the conclusion of "implementation Agreements" the Housing Program aids developing countries in securing favorable terms in U.S. capital markets for a U.S. government-guaranteed loan. Payments under the AID Guarantees. Pursuant to the Fiscal Agency Agreement, if the Borrower does not deposit with the Fiscal Agent thereunder at or before 12 o'clock noon, New York City time, on any date on which a payment of principal, interest or maturity amount on the guaranteed AID-Guaranteed Underlying Securities is due (each, an "AID-Guaranteed Underlying Security Payment Date"), immediately available funds in an amount sufficient to pay in full any interest and principal, and any maturity amount, due on such AID-Guaranteed Underlying
Security Payment Date with respect to the guaranteed AID-Guaranteed Underlying Securities, the Fiscal Agent, acting on behalf of the holders of the guaranteed AID-Guaranteed Underlying Securities, is obligated to make a demand upon AID, not later than 2 o'clock p.m., New York City time, on such AID-Guaranteed Underlying Security Payment Date for payment pursuant to the guarantees.

     Pursuant  to the  guarantees,  AID is  required,  not later  than three (3)
Business Days following receipt of such demand, to pay to the demanding AID-Guaranteed Underlying Securityholders the applicable guaranteed amount. Upon receipt by the Fiscal Agent of payments from AID pursuant to the guarantees, the Fiscal Agent will be required, if such payments are received at or prior to 12 o'clock noon, New York City time, on any Business Date, to remit such payments to the registered holders of the guaranteed AID-S-21 Guaranteed Underlying Securities entitled thereto on such Business Day and, if such payments are received after such time, to remit such payments to such registered holders on the next such Business Day.

     Each AID-Guaranteed Underlying Securityholder is deemed by the acceptance of a guaranteed AID-Guaranteed Underlying Security to have irrevocably appointed the Fiscal Agent as its agent for the purpose of making a demand for payment upon AID pursuant to the guarantees and receiving any payment to an AID-Guaranteed Underlying Securityholder by AID pursuant to the guarantees. The Regulations also provide that any AID-Guaranteed Underlying Securityholder may make demand for payment on AID under a Guarantee on its own behalf immediately upon the failure of the Borrower to make any payment when due under such AID-Guaranteed Underlying Securityholder's guaranteed AID-Guaranteed Underlying Security. All payments made by AID to the Fiscal Agent pursuant to the guarantees will be held in trust by the Fiscal Agent solely for the benefit of the registered holders of the guaranteed AID-Guaranteed Underlying Securities until remitted to such holders. AID will be discharged from its obligations to make a payment pursuant to the guarantees upon the making of such payment to the Fiscal Agent on behalf of the AID-Guaranteed Underlying Securityholders, provided that such discharge will be effective only as to such payment and to the extent of the amount of such payment.

     Events of Default. As provided by the terms of each AID-Guaranteed Underlying Security, an Event of Default will be deemed to have occurred if the borrower fails to make any payment on such AID-Guaranteed Underlying Security on the applicable Payment Date. On the occurrence of an Event of Default, the trustee of such AID-Guaranteed Underlying Security (the "Underlying Trustee") or the Trustee may make demand on AID under the guarantees. However, none of the Fiscal Agent, the Trustee or AID may accelerate payment of any AID-Guaranteed Underlying Security, notwithstanding any failure of the borrower to make payment on the AID-Guaranteed Underlying Securities.

[Use the following where the Term Assets consist of a pool of public securities]

     [The Deposited Assets will consist primarily of the Underlying Securities, which are a pool of [Alternative 1: specify debt security or a pool of such debt securities issued by one or more corporations, banking organizations or insurance companies] [Alternative 2: specify obligations of one or more foreign private issuers] [Alternative 3: specify debt security or pool of such debt securities which represent obligations of the United States of America, any agency thereof for the payment of which the full faith and credit of the United States of America is pledged, or a United States governmental sponsored organization created pursuant to a federal statue (a "GSE")] [Alternative 4: specify debt security or pool of such debt securities which represent obligations issued by or guaranteed by a foreign government, political subdivision or agency or instrumentality thereof]. The Underlying Securities will be purchased by the Depositor in the secondary market (either directly or through an affiliate of the Depositor) and will be deposited into the Trust. The Underlying Securities will not be acquired either from the respective obligors on the Underlying Securities or pursuant to any distribution by or agreement with such obligors.

     The composition of the Underlying Securities pool and the distribution by ratings, remaining term to maturity and interest rate of the Underlying Securities as of the Cut-off Date are as set forth below:

                  Composition Of The Underlying Securities Pool
                             As Of The Cut-Off Date

              Number of Underlying Securities:
              Aggregate Principal Balance:                  [$]
              Average Principal Balance:                    [$]
              Largest Balance:                              [$]
              Weighted Average Interest Rate:               [%]
              Weighted Average Original Term
              to Maturity:                                  years
              Weighted Average Remaining Term
              to Maturity:                                  years
              Longest Remaining Term
              to Maturity:                                  years




                     Distribution by Industry Classification
            of the Underlying Securities Pool as of the Cut-Off Date

                                                                                               Percentage of
                                                                     Aggregate                   Aggregate
                                                                     Principal                   Principal
            Rating                        Number                      Balance                     Balance
            ------                        ------                      -------                     -------


Total
                                        =============               ===============           ===================


                   Distribution by Remaining Term to Maturity
            of the Underlying Securities Pool as of the Cut-Off Date

                                                                                                Percentage of
                                                                         Aggregate                Aggregate
       Remaining Term                                                    Principal                Principal
        to Maturity                        Number                         Balance                  Balance
        -----------                        ------                         -------                  -------

Total
                                        =============               ===============           ===================



                      Distribution by Interest Rate of the
                Underlying Securities Pool as of the Cut-Off Date

                                                                                                Percentage of
                                                                         Aggregate                Aggregate
                                                                         Principal                Principal
     Interest Rate Range                   Number                         Balance                  Balance
     -------------------                   ------                         -------                  -------

Total
                                        =============               ===============           ===================

     As of the Cut-off Date, [all of] [approximately ___% of] such Underlying Securities were rated [investment grade] [specify particular rating] by at least one nationally recognized rating agency, and no obligor of any Underlying Security was in default in the payment of any installments of principal, interest or premium (if any) with respect thereto. Any such rating of any of the Underlying Securities is not a recommendation to purchase, hold or sell such Underlying Security or the Certificates, and there can be no assurance that a rating will remain for any given period of time or that a rating will not be lowered or withdrawn entirely by a rating agency if in its judgment circumstances in the future so warrant. See "Ratings" herein and "Risk Factors--Ratings of the Certificates" in the accompanying Prospectus regarding certain considerations applicable to the ratings of the Certificates.]

[Use the following where the Term Assets consist of a pool of Credit Card Securities of multiple issuers]

     [The Deposited Assets will consist primarily of the Term Assets, which are a pool of publicly issued Credit Card Securities. The Term Assets will be purchased by the Company or the Trust in the secondary market (either directly or through an affiliate of the Company) and will be deposited into the Trust. The Term Assets will not be acquired either from the respective issuers of the Term Assets or pursuant to any distribution by or agreement with such issuers.]


                         DESCRIPTION OF THE TERM ASSETS


Issuer ..........................
Servicer.........................
Trustee .........................
Designation......................
Percentage of total Term Assets pool
Investor amount..................
Series Termination Date (1)......
Certificate Rate.................
Monthly payment Date (2).........
Commencement of Controlled
 Amortization/Accumulation Period (3)
Minimum Seller's percentage......
Cash Collateral guaranty (4) Amount         .
Percentage of Subordinated
 Class ___ Certificates .........
Optional Repurchase Percentage...
Ratings (5)......................

-------------

(1)  Includes  defined  terms:   Series   Termination  Date  and  Stated  Series
     Termination Date.

(2)  Includes defined terms: Payment Date and Distribution Date.

(3)  Includes  defined  terms:   Controlled   Amortization  Period,   Controlled
     Accumulation Period and Controlled Liquidation Period.

(4) A "Cash Collateral guaranty" generally provides, that in the event that a deficiency exists with respect to a payment of interest and/or principal, an amount equal to such deficiency may be withdrawn from the case collateral account and applied to such deficiency up to the amount provided in the Term Asset Agreement.

(5)  As of ____________, 199_.]

General

     This Prospectus Supplement sets forth certain relevant terms with respect to the Term Assets, but does not provide detailed information with respect to the Term Assets. This Prospectus Supplement relates only to the Securities offered hereby and does not relate to the Term Assets.

     [Each] [describe portion that is subject] Term Asset Issuer is subject to the information requirements of the Exchange Act. Accordingly, each such Term Asset Issuer is required to file reports, and other information with respect to the Term Asset Issuer with the Commission. Copies of such reports and other information may be inspected and copied at certain offices of the Commission at the address listed under "Available Information" in the Prospectus.

     Neither the Company nor the Underwriter[s participated in the preparation of such reports. Such reports and information will have been prepared by the respective Term Asset Issuer [Servicer] and will not be independently verified by the Company or the Underwriter. There can be no assurance that events have not occurred, which have not yet been publicly disclosed, which would affect the accuracy or completeness of any statements included in such servicer reports or in the publicly available documents filed by or on behalf of the Term Assets Issuer.

     Although the Company has no reason to believe the information concerning the Term Assets, the Term Asset Issuer, or each Term Assets Prospectus is not reliable, the Company has not verified either its accuracy or its completeness. Such information is as of the date of each related prospectus and comparable information if given as of the date hereof may be different.

     Set forth below is certain information excerpted and summarized from each Term Assets Prospectus.

     [Include information as applicable][The Term Assets of the Trust will consist solely of initially $_______ aggregate principal amount of ________ __% Debentures, due _______ issued by the Term Assets Issuer, having the characteristics described in the Term Assets Prospectus. The Term Assets were originally issued by the Term Assets Issuer as part of an underwritten public offering of $_______ aggregate principal amount of such securities, pursuant to a registration statement on [Form S-3][Insert applicable form/schedule] (together with all amendments and exhibits thereto, the "Term Assets Registration Statement"), filed by the Term Assets Issuer with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"). Distributions are required to be made on the Term Assets semiannually on the ___ day of each _______ and ______, commencing ________ (each, a "Term Assets Payment Date"), or if such day is not a Business Day, on the next succeeding Business Day.

     The Term Assets deposited in the Trust represent the sole assets of the Trust that are available to make distributions in respect of the Securities. Consequently, the ability of Securityholders to receive distributions in respect of the Securities will depend on the Trust's receipt of payments on, or in respect of, the Term Assets. This Prospectus Supplement relates only to the Securities being offered hereby and does not relate to the Term Assets.

     The disclosure under this caption in the Prospectus Supplement is intended primarily to identify the Term Assets and does not purport to summarize the Term Assets or to provide information with respect to the Term Assets Issuer. Such information does not purport to be complete and is qualified in its entirety by, and should be read in conjunction with, (i) the Term Assets Prospectus, and (ii) the Term Assets Registration Statement, of which the Term Assets Prospectus is a part. This Prospectus Supplement relates only to the Securities offered hereby and does not relate to an offering of the Term Assets. No representation is made by the Trust, the Trustee or the Company as to the accuracy or completeness of the information contained in the Term Assets Prospectus or the Term Assets Registration Statement.]

     [The Term Assets have been issued pursuant to agreements entered into between various sellers and various trustees. The following summary describes certain general terms of such agreements, but investors should refer to the agreements themselves for all the terms governing the Terms Assets.]

     [Each Term Asset represents an interest in Receivables, including the right to a percentage of cardholder payments on the Receivables. The assets of each Term Asset Issuer include a pool of Receivables arising under Accounts, funds collected or to be collected from cardholders in respect of the receivables in the Accounts, monies on deposit in certain accounts of the Term Asset Issuers and the right to draw upon various enhancements and may also include the right to receive certain interchange fees attributed to cardholder charges for merchandise. Each Term Asset represents the right to receive payments of interest for the related interest period at the applicable Term Asset Rate (as defined herein) for such interest period from collections of Receivables and, in certain circumstances, from draws on applicable enhancement, and payments of principal during the Term Asset Amortization Period (as defined herein) funded from collections of Receivables.]

     [Each seller of Receivables (each, a "Seller") holds the interest in the Receivables of a Term Asset Issuer not represented by the Term Assets, securities of the same series and any other series of securities issued by the Term Asset Issuer. Such Seller holds an undivided interest in the Term Asset Issuer (the "Seller's Interest"), including the right to a percentage (the "Seller's Percentage") of all cardholder payments on the Receivables.]

     [The Term Assets will consist of the certificates, notes or loans representing an interest in or secured by the Receivable and issued by the following Term Assets Issuers: [details of particular credit card backed certificates].]

Interest Payments

     Interest accrues on the Term Assets at the certificate rate for each class and series of such securities, from the date of the initial issuance thereof. Interest at the applicable rate will be paid to the Certificateholders [______] [monthly] [quarterly] [semiannually] on the [__] day of each [______] (or, if such day is not a business day, the next succeeding business day).

     [Interest on the Term Assets is calculated on the basis of the actual number of days in the related interest period and a 360-day year.]

     The Term Assets bear interest [in the aggregate] at a [weighted average] rate per annum equal to [__%] [describe rate or method of calculation].

Principal Payments

     [Include if applicable; otherwise identify principal payment dates of Term Assets and redemption features][Generally, principal payments due to the holders of the Term Assets are scheduled to commence on the first payment date with respect to a controlled amortization period for a series of Term Assets (a "Term a Asset Controlled Amortization Period") or will be provided for by accumulating collections on the Receivables for a specified period (a "Term Asset Accumulation Period") and paid on the schedule final payment date, but in either case may be paid earlier or later than such date. However, if an [Early Amortization Event, Payout Event, Liquidation Event or Economic Amortization Event] (as such terms are defined in Term Asset Agreements) (each such event, a "Term Assets Early Amortization Event") occurs, [monthly] distributions of principal to the holders of the Term Assets will begin on the first payment date following the occurrence of such Term Asset Amortization Event. See "Term Asset Amortization Events" below.

     If a Term Assets Early Amortization Event does not occur, principal will be distributed to the holder of the Term Assets on the first payments date during the applicable Term Assets Controlled Amortization Period or at the end of the Term Asset Accumulation Period. If, however, the amount of principal distributed on the scheduled final payment date is not sufficient to pay the holders of the Terms Assets in full, then monthly distributions of principal to the holders of Term Assets will occur on each Payment Date after the scheduled final payment date.]

[Include if Applicable][Investor Percentage and Seller's Percentage]

     [Pursuant to the Term Asset Agreements, all amounts collected on Receivables will be allocated between the investor of the holders of the Term Assets, the investor interest of any other series and the Seller's Interest by reference to the investor percentage of the holders of the Term Assets, the investor percentage of any other series and the Seller's Percentage.

     The Seller's Percentage generally means the excess of 100% over the aggregate investor percentage of all series issued by such Term Asset Issuer then outstanding.]

[Include if Applicable][Allocation of Collections]

     [The Term Asset Servicer will deposit any payments collected by the Term Asset Servicer with respect to the Receivables and will generally allocate such amounts as follows:

     [(a) an amount equal to the applicable Seller's Percentage of the aggregate amount of deposits in respect of Principal Receivable and Finance Charge Receivables, respectively, will be paid to the holder of the Seller's Certificate;

     (b) an amount equal to the applicable investor percentage of the aggregate amount of such deposits in respect of Finance Charge Receivables will be deposited into an account for the benefit of the holders of the Term Assets;

     (c) during the Revolving Period, an amount generally equal to the applicable investor percentage of the aggregate amount of such collections in respect of Principal Receivables will be paid to the holder of the Seller's Certificate, provided, however, that such amount may not exceed the amount equal to the Seller's interest. The term "Seller's Certificate" also encompasses the terms Exchangeable Seller's Certificate and Exchangeable Transferor's Certificate. "Principal Receivables" generally consist of amount charged by cardholders for merchandise and services, amounts advanced as cash advances and the interest portion of any participation interests. "Finance Charge Receivables" generally consist of monthly periodic charges, annual fees, cash advance fees, late charges, over-the-limit fees and all other fees billed to cardholders, including administrative fees;

     (d) during the controlled amortization period, rapid amortization period or accumulation period, collections of Principal Receivables will be allocated to the holders of Term Assets based on the investor percentage, subject, during a controlled amortization period, to a cap.]]

[Term Assets Events of Default][Term Assets Early Amortization Events]

     The following is a summary of the typical Term Assets [Events of Default][Early Amortization Events] for each series of Term Assets. [Any additional Term Assets Early Amortization Events, unique to a particular series of Term Asset, will be described following the summary];

     [(a) failure to make payments to holders of Term Assets with the time periods given in the Term Asset Agreements;]

     [(b) material breaches of certain representations, warranties or covenants or failure to observe or perform in a material respect any covenant or agreement under any Term Asset Agreement;]

     [(c) occurrence of a material default by a Term Asset Servicer;]

     [(d) failure to maintain the minimum Seller's Percentage;]

     [(e) failure to maintain a certain minimum level of Receivables or Accounts, or the Seller being unable to transfer Receivables or Accounts to Term Asset Issuer;]

     [(f) certain events of bankruptcy or insolvency relating to the Seller;]

     [(g) Term Asset Issuer becomes an "investment company" within the meaning of the Investment Company Act of 11940, as amended;]

     [(h) any reduction of the portfolio yield or excess spread (averaged over any three consecutive months) to a rate below a certain rate provided in the Term Asset Agreement for such a period;]

     [(i) the available amount of the cash collateral guaranty is less than __% of the amount of the investor interest for the underlying series of Term Assets.]

[Describe  Additional  Term Asset  Events of Default  or  Specific  Amortization
Events]

     [The pool of Term Assets, together with any other assets described below any credit Support described under "Description of Credit Support", represents the sole assets of the Trust that are available to make distributions in respect of the Certificates.]

     [The Trust will have no other significant assets [other than any Credit Support or those assets referred to below] from which to make distributions of amounts due in respect of the Securities.] Consequently, the ability of Securityholder to receive distributions in respect of the Securities will depend [almost] entirely on the Trust's receipt of payments on the foregoing Term Assets form [name such obligor]. This Prospectus Supplement relates only to the Securities being offered hereby and does not relate to the Term Assets of [name such obligor]. All information contained in this Prospectus Supplement regarding [name such obligor] are derived from the publicly available documents described above. Neither the Company nor the Underwriter has participated in the preparation of such documents, or takes any responsibility for the accuracy for the accuracy or completeness of the information provided therein.]

     The Deposited Assets will also include [describe any assets which are ancillary or incidental to the Term Assets, including hedging contracts such as puts, calls, interest rate swaps, currency swaps, floors, caps, and collars, and any cash or other security pledged to support the Term Assets] (such assets, together with the Term Assets, the "Deposited Assets").


                         [DESCRIPTION OF CREDIT SUPPORT]

     For the benefit [solely] of the [Notes] [Offered] [Class [__] Certificates [and the Class [__] Certificates]], Credit Support will be obtained [and will constitute part of the Trust to the extent provided below] to support or ensure the [servicing and [timely] [ultimate]] distribution of amounts due with respect to the Deposited Assets, in the form and amount described below.

[The Letter of Credit]

     Simultaneously with the Company's assignment of the Deposited Assets to the Trust, the Company will obtain the Letter of Credit from [__________] (the "Letter of Credit Bank") in favor of the Owner Trustee. The Letter of Credit will be irrevocable and will [support the [timely] [ultimate] remittance of amounts due with respect to the Deposited Assets]. [The maximum amount that may be drawn under the Letter of Credit will initially be equal to , The initial amount of the Letter of Credit will be [$]________________. Thereafter, the amount of the Letter of Credit with respect to any Distribution Date will equal [the lesser of (i) ___% of the aggregate Security Principal Balance outstanding on the preceding Distribution Date (after giving effect to any payment of principal made on such preceding Distribution Date) but in any event not less than [$] ___________, and (ii) the amount of the Letter of Credit on the preceding Distribution Date, plus [(a) reimbursement of certain advances under the Letter of Credit and (b) recoveries on defaulted Deposited Assets] [describe other methods]. The Letter of Credit expires on _____________, 19__. The [Indenture][Owner] Trustee will be obligated, in the event of a drawing on the Letter of Credit, to pursue appropriate remedies against the Deposited Assets and other collateral, and any realization thereon shall be paid to the Letter of Credit Bank to the extent of any amounts owing, in the manner and priority specified herein.]

     [Add language regarding the Letter of Credit Bank with respect to its debt ratings, activities it engages in, regulatory authorities having jurisdiction over it and the nature of such regulation, a narrative description of its assets liabilities (including deposits) and equity, and include an address for further information concerning the Letter of Credit Bank. In addition, to the extent that the Letter of Credit will cover payment of 20% or more of the aggregate principal amount of the Securities covered thereby, provide information of financial and other matters with respect to the Letter of Credit Bank.]]

[The Surety Bond]

     Simultaneously with the Company's assignment of the Deposited Assets to the Trust, the Company will obtain the Surety Bond from [________] (the "Surety") in favor of the [Indenture][Owner] Trustee. The Surety Bond will guaranty [timely] [ultimate] distributions of the principal of and premium (if any) and interest with respect to the [Notes] [Offered] [Class[__]] Certificates. The Surety Bond expires on ___________, 19__. The [Indenture][Owner] Trustee will be obligated, in the event of a drawing on the Surety Bond, to pursue appropriate remedies against the Deposited Assets and other Assets and other collateral, and any realization thereon shall be paid to the Surety to the extent of any owing, in the manner and priority specified herein.

     [Add language regarding the issuer of the Surety Bond with respect to its debt ratings, activities in engages in, regulatory authorities having jurisdiction over it and the nature of such regulation, a narrative description of its assets, liabilities (including deposits) and equity, and include and address for further information concerning the Surety. In addition, to the extent that the Surety Bond will cover payment of 20% or more of the aggregate principal amount of the Securities covered thereby, provided information of financial and other matters with respect to the issuer of the Surety Bond.]]

[Reserve Account]

     The Company will deposit with the [Indenture][Owner] Trustee on the Closing Date cash, letters of credit and short-term investments acceptable to the Rating Agency initially rating the Securities in the amount of [$]_____________. [Collections with respect to the Deposited Assets not distributed with respect to the Securities shall be deposited in the Reserve Account.] Amounts so deposited in such Reserve Account will be used to make payments of principal of and premium (if any) and interest on the Securities to the extent that funds are not otherwise available. Immediately after any Distribution Date, amounts in the Reserve Account in excess of [indicate formula] [may be paid to the Company.]


                            YIELD ON THE CERTIFICATES

     [Describe factors relating to the Deposited Assets, the terms thereof and the manner and priority in which collections thereon are paid or allocated to the Notes and each class of the Certificates, as described elsewhere herein.] See "Maturity and Yield Considerations" in the Prospectus.


                          DESCRIPTION OF THE SECURITIES

General

     The Certificates will consist of [__] class of Certificates, designated as Class [__] [,] [and] Class [__] [and Class____] Certificates. The Certificates will be denominated and distributions with respect thereto will be payable in the Specified Currency. The Certificates will be denominated and distributions with respect thereto will be payable in the Specified Currency. The Certificates represent in the aggregate the entire beneficial ownership interest in the related Trust. The Class [__] Certificates have in the aggregate an initial [Certificate Principal Balance] [Notional Amount] of [$]_____(approximate) and a [__%] [Variable] Pass-Through Rate. The Class [__] Certificates have in the aggregate an initial [Certificate Principal Balance] [Notional Amount] of [$]____(approximate) and a [__%] [Variable] Pass-Through Rate. The Class [__] Certificates have in the aggregate an initial [Certificate Principal Balance] [Notional Amount] of [$]_____(approximate) and a [___%] [Variable] Pass-Through Rate. [The Class [__] Certificates, which are not being offered hereby, will be transferred by the Company to an affiliate on the Closing Date, and may be sold at any time by the Company in accordance with the terms of the Trust Agreement.]

     The Certificates [other than the Class [__] Certificates [and specify others] (the "Definitive Classes"))] will be issued, maintained and transferred on the book-entry records of DTC and it Participants in minimum denominations of [$______] and [integral multiplies thereof] [multiplies of [$________] in excess thereof]. [The Class [__] Certificates [and specify any others] will be offered in registered, certificated form, in minimum percentage interests corresponding to the initial Notional Amounts or Certificate Principal Balance, as applicable, of [$_______] and integral multiples thereof, except that one Certificate of each such class may be issued with an initial Notional Amount or Certificate Principal Balance, as applicable, equal to an integral multiple of [$________] plus the excess of the initial aggregate Notional Amount of Certificate Principal Balance, as applicable, of such class over the greatest integral multiple of [$________] that is not more than such initial aggregate Notional Amount or Certificate Principal Balance, as applicable.]

     The Notes will be denominated and distributions with respect thereto will be payable in the Specified Currency.

     The Notes [and specify others] will be issued, maintained and transferred on the book-entry records of DTC and it Participants in minimum denominations of [$________] and [integral multiples thereof] [multiples of [$_________] in excess thereof.]

     The Notes and the Certificates [(other than the Definitive Classes of Certificates)] will each initially be represented by one or more global certificates registered in the name of the nominee of DTC (together with any successor clearing agency selected by the Company, the "Clearing Agency"), except as provided below. The Company has been informed by DTC that DTC's nominee will be CEDE & Co. ("CEDE"). No holder of any such Note or Certificate (a "Security Owner") will be entitled to receive certificate representing such person's interest, except as set forth below under " - Definitive Securities". Unless and until Definitive Securities are issued under the limited circumstances described herein, all references to actions by holders with respect to any such Notes or Certificates shall refer to actions taken by DTC upon instructions from its Participants. See "-" Definitive Securities" "below and "Description of Securities - Global Securities" in the Prospectus.

     Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC will take action permitted to be taken by a Securityholder (a "Security Owner") only at the direction of one or more Participants to whose DTC account such Securities are credited. Additionally, DTC will take such actions with respect to specified Voting Rights only at the direction and on behalf of Participants whose holdings of such Securities evidence such specified Voting Rights. DTC may take conflicting actions with respect to Voting Rights, to the extent that Participants whose holdings of Securities evidence such Voting Rights, authorize divergent action.

Definitive Securities

     Definitive Securities will be issued to Security Owners or their nominees respectively, rather than to DTC or its nominee, only if (i) the Company advises the Owner Trustee or Indenture Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as Clearing Agency with respect to a class of Securities [(other than the Definitive Classes)] and the Company is unable to locate a qualified successor or (ii) the Company, at its option, elects to terminate the book-entry system through DTC.

     Upon the occurrence of any event described in the immediately preceding paragraph, the Trustee is required to notify all Participants of the availability through DTC of Definitive Securities. Upon surrender by DTC of the definitive certificates representing the Securities [(other than the Definitive Classes of Securities)] and receipt of instructions for re-registration, the Owner Trustee or Indenture Trustee will reissue such Securities as Definitive Securities issued in the respective principal amounts owned by the individual owners of such Securities, and thereafter the Owner Trustee or Indenture Trustee will recognize the holders of such Definitive Securities as holders under the Trust Agreement or Indenture, as applicable.

Distribution

     Collections on the Deposited Assets that are received for a given Collection Period pursuant to the collection procedures described herein and in the Prospectus will be applied by on each applicable Distribution Date to the following distributions in the following order of priority, solely to the extent of Available Funds (as defined below) on such Distribution Date:

     (i) to the Owner Trustee and the Indenture Trustee, all unpaid fees and expenses owed thereto and its respective agents, up to the Allowable Expense Amount (as defined below) for the related Collection Period;

     (ii) [to the providers of Credit Support "Credit Support Providers"], any amount required to be paid or reimbursed to, or deposited with, any such person (collectively, "Credit Support Payments");]

     (iii)to the Securityholders of each Class of such Series, first, to the payment of Required Interest [and on a pro rata basis to the Credit Support Providers for the payment of any Credit Support Payments], second, to the payment of Required Principal and third, to the payment of Required Premium, in each case applicable to such Class, commencing with the most highly ranked Class and, to the extent Available Funds remain available, to each other Class in accordance with the ranking specified herein under "--Allocation of Losses; Subordination";

     (iv) [to the Credit Support Providers, any Credit Support Payments;]

     (v) to the Owner Trustee and the Indenture Trustee, all its remaining unpaid fees and expenses and those of its respective agents not otherwise paid pursuant to clause (i) above;

     (vi) [all remaining amounts, if any, to the Company.]

     There can be no assurance that collections received from the Deposited Assets and any applicable Credit Support relating to the Securities over a specified period will be sufficient, after payment of all Allowable Expense Amounts [and payments of all amounts required to be paid to the Credit Support Providers] for such period, to make all required distributions on the Securities. To the extent Available Funds are insufficient to make any such distributions due to any such Series or Class, any shortfall will be carried over and will be distributed on the next Distribution Date on which sufficient funds exist to pay such shortfalls.

     For purposes hereof, the following terms have the following meanings:

          "Allowable Expense Amount" means, for any given Collection Period, the sum of (x) [$]____and (y) amounts in respect of the Allowable Expense Amount from the preceding Collection Period that have not been applied on the Distribution Date for such preceding Collection Period.

          "Available Funds" for any Distribution Date means the sum of (a) all amount received on or with respect to the Deposited Assets (including investment income on Eligible Investment) received during the preceding Collection Period[,] [and] (b) amounts available as such Distribution Date pursuant to the Credit Support described herein [and (c) any additional amount that the [Company] may remit to the Owner Trustee from time to time according to the terms of the Trust Agreement for application as Available Funds].

          "Call Premium Percentage" for any given Distribution Date means [a fixed percentage] [a percentage that varies depending on [describe basis for variable formula, such as the applicable date or other factors or indices.]].

          "Eligible Investments" means, with respect to the Securities, those investments acceptable to the Ratings Agency as being consistent with the rating of such Securities. Generally, Eligible Investments must be limited to obligations or securities that mature no later than the business day prior to the next succeeding Distribution Date.

          "Required Interest" for the Securities or any Class thereof on any given Distribution Date means the accrued and unpaid interest on the outstanding Security Principal Balance [or Notional Amount] of such Securities, computed at the applicable Note Interest Rate or Pass-Through Rate.

          "Required Premium" for the Securities or any Class thereof for any Distribution Date means an amount equal to the product of (a) the Required Principal for such Securities on such Distribution Date and (b) the Call Premium Percentage for such Distribution Date.

          "Required Principal" for the Securities or any Class thereof for any Distribution Date means the amount received on the Deposited Assets attributable to principal payments thereon during the related Collection Period, to the extent payable or allocable to such Securities. The Security Principal Balance of a Security outstanding at an time presents the maximum amount that the holder thereof is entitled to receive as distribution payable in respect of or allocate to principal from the cash flow on the Term Assets, the other assets in the Trust and any Credit Support obtained for the benefit of such holder. The Security Principal balance of any class of Securities [(other than the Class [__] Certificates)] as of any date of determination is equal to the initial Security Principal Balance thereof, reduced by the aggregate of (a) all amounts allocable to principal previously distributed with respect to such Security and (b) any reductions in the Security Principal Balance there deemed to have occurred in connection with allocations of (i) Realized Losses allocable to principal on the Deposited Assets and (ii) Extraordinary Trust Expenses, as described herein. [The Notional Amount of the Class [__] Certificates as of any date of determination is equal to [specify amount].] [Holders of the Class [__] Certificates are not entitled to receive any distributions allocable to principal

     [Notwithstanding the priorities described above, holders of the Class [__] Certificates and the Class [__] Certificates will be entitled to receive on any Distribution Date 100% of all principal collections received in the related Collection Period with respect to the Deposited Assets, to be distributed [on a pro rata basis] in reduction of the Certificate Principal Balance of the Class [__] Certificates and the Class [__] Certificates, if any of the following conditions shall be satisfied: [describe conditions, if any by which a certain class is given 100% of the principal cash flow other than pursuant to subordination that is in effect from the Closing Date].]

[Advances]

     [Subject to the following limitations, the [Trustee] [Servicer] will be obligated to advance or advance or cause to be advanced on or before each Distribution Date its own funds, or other available funds, in an amount equal to the aggregate of payments of principal, premium (if any) and interest, net of that portion of the Administrative Fee (as defined herein) attributable to fees and expenses of the Owner Trustee or Indenture Trustee, that were due during the related Collection Period and that were delinquent on the related Determination Date (any such advance, an "Advance").

     Advances are required to be made only to the extent they are deemed by the [Trustee] [Servicer] to be recoverable from related late collections, insurance proceeds, if any, or Liquidation Proceeds. The purpose of making such Advance is to maintain a regular cash flow, rather than to guarantee or insure against losses. The [Trustee] [Servicer] will not be required to make any Advances with respect to reductions in the amount of the payments on the Deposited Assets due to bankruptcy proceedings with respect to the Deposited Assets.

     All Advances will be reimbursable from late collections, insurance proceeds, if any, and any proceeds from the liquidation of the Deposited Asset ("Liquidation Proceeds") as to which such unreimbursed Advance was made. In addition, any Advance previously made in respect of any Deposited Asset that are deemed to be nonrecoverable from related late collections, insurance proceeds, if any, or Liquidation Proceeds may be reimbursed to the [Trustee] [Servicer] out of any funds allocable to any of the Deposited Assets prior to the distributions on the Securities. [In the event that the Servicer fails in its obligation to make any such Advance, the Owner Trustee may be obligated to make any such Advance, to the extent provided in the Trust Agreement.]]

Allocation of Losses; Subordination

     The subordination described herein provided by the Class [__] Certificates [and the Class [__] Certificates] is designed to protect holders of the Notes and the remaining classes of Certificates from certain losses and other shortfalls with respect to the Deposited Assets. As a result, losses and other shortfalls with respect to the Deposited Assets will be borne by the Notes and the remaining classes of Certificates, to the extent described below, only if such losses and other shortfalls are not so covered, or the coverage in respect thereof has been exhausted.

     [Realized Losses and Extraordinary Trust Expenses will be allocated on any Distribution Date as follows: [describe allocation among the various classes].]

     [An "Extraordinary Trust Expense" is an expense of a given Trust is excess of the Allowable Expense Amount.]

Restriction on Transfer of the Class [__] Certificates

     Because the Class [__] Certificates are subordinate to the Class [__] Certificates and the Class [__] Certificates to the extent set forth herein, the Class [__] Certificates may not be purchased by or transferred to a Plan except upon the delivery of an opinion of counsel as described herein. See "ERISA Considerations".]


                       DESCRIPTION OF THE TRUST AGREEMENT

General

     The Certificates will be issued pursuant to the Trust Agreement, a form of which is filed as an exhibit to the Registration Statement. A Current Report on Form 8-K relating to the Certificates containing a copy of the Trust Agreement as executed will be filed by the Company with the Commission following the issuance and sale of the Certificates. The Trust created under the Trust Agreement will consist of (i) the Deposited Assets (exclusive of any Retained Interest, which is not part of the Trust), (ii) all payments on or collections in respect of the Deposited Assets due after the Cut-off Date, together with any proceeds thereof[,] [and] [(iii) any Credit Support in respect of any class or classes of Certificates] [and (iv) the rights of the Company under the Deposited Asset Purchase Agreement among the Company and the Deposited Asset Seller]. [In addition, the Certificateholders of the Certificates may also have the benefit of certain Credit Support discussed above. See "Description of Credit Support".] Reference is made to the Prospectus for important information in addition to that set forth herein regarding the Trust, the terms and conditions of the Trust Agreement and the Certificates. The following summaries of certain provisions of the Trust Agreement do not purport to be complete and are subject to the detailed provisions contained in the form of Trust Agreement, to which reference is hereby made for a full description of such provisions, including the definition of certain terms used herein.

The Owner Trustee

     _________________,   a_______________,   will  act  as   trustee   for  the
Certificates and the Trust pursuant to the Trust Agreement. The Owner Trustee's offices are located at [____] and its telephone number is [______].

     The Trust Agreement will provide that the Owner Trustee and any director, officer, employee or agent of the Owner Trustee will be indemnified by the Trust and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Trust Agreement or the Certificates or the performance of the Owner Trustee's duties under the Trust Agreement, other than any loss, liability or expense (i) that constitutes a specific liability of the Owner Trustee under the Trust Agreement or (ii) incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Owner Trustee's duties under the Trust Agreement or as a result of a breach, or by reason of reckless disregard of the Owner Trustee's obligations and duties under the Trust Agreement.

Voting Rights

     [At all times,] [Subject to the succeeding paragraph,] [__]% of all Voting Rights will be allocated among all holders of the Class [__] Certificates[,] [and] the Class [__] Certificates [and specify other classes] in proportion to the outstanding Certificate Principal Balances [or Notional Amounts] of their respective Certificates and [__]% of all Voting Rights will be allocated among all holders of the Class [__] Certificates in proportion to the then outstanding [Certificate Principal Balances] [Notional Amounts] of their respective Certificates. [Specify whether and what circumstances voting will be class-by-class.]

     [Specify conditions, if any, under which allocation of Voting Rights might change from the foregoing percentages].

Voting of Term Assets, Modification of Term Asset Agreement

     The Owner Trustee, as holder of the Term Assets, has the right to vote and give consents and waivers in respect of such Term Assets as permitted by DTC and except as otherwise limited by the Trust Agreement or the Indenture. In the event that the Owner Trustee receives a request from DTC, the Term Asset Trustee or the Term Asset Issuer for it consent to any amendment, modification or waiver of the Term Assets, the Term Asset Agreement or any other documents thereunder or relating thereto, or receives any other solicitation for any action with respect to the Terms Assets, the Owner Trustee shall mail notice of such proposed amendment, modification, waiver or solicitation to each Securityholders of record as such date. The Owner Trustee shall request instructions from the Securityholders as to whether or not to consent to or vote to accept such amendment, modification, waiver, or solicitation. The Owner Trustee shall consent or vote, or refrain from consenting or voting, in the same proportion (based on the relative [Note][Certificate] Principal Balance and Notional Amounts of the [Notes][Certificates], as applicable) as the [Note][Certificates] of the Trust were actually voted or not by the [Noteholders][Certificateholders] thereof as of date determined by the Owner Trustee prior to the date on which such consent or vote is required; provided, however, that, notwithstanding anything to the contrary, the Owner Trustee shall at no time vote or consent to any matter (i) unless such vote or consent would not (based on an opinion of counsel) alter the status of the Trust for Federal income tax purpose, (ii) which would alter the timing or amount of any payment on the Term Assets, except in the event of a [Term Assets Event of Default] [Term Assets Early Amortization Event or an event which with the passage of time would become a [Term Assets Event of Default][Term Assets Early Amortization Event] and with the unanimous consent of all Outstanding [Notes][Certificates] or (iii) which would result in the exchange or substitution of any of the outstanding Term Assets pursuant to a plan for the refunding or refinancing of such Term Assets except in the event of a default under the Indenture and only with the consent of Securityholders representing 100% of the aggregate voting rights of each outstanding Class of the Securities. The Owner Trustee shall have no liability for any failure to act resulting from Securityholders' late return, directions requested by the Owner Trustee from the Securityholders.

     In the event that an offer is made by the Term Asset Issuer to issue new obligations in exchange and substitution for any of the Term Assets, pursuant to a plan for the refunding or refinancing of the Term Assets or any other offer is made for the Term Assets, the Owner Trustee shall notify the Securityholders of such offer as promptly as practicable. The Owner Trustee must reject any such offer unless an event of default under the Term Asset Agreement has occurred, the Owner Trustee is directed by the affirmative vote of all of the Securityholders to accept such offer and the Owner Trustee has received the tax opinion described above. Accordingly, a Securityholder generally would be required to effect a withdrawal of Requested Term Assets from the Trust in order to accept such offer. See "--Optional Exchange of Certificates".

     If an event of default under the Term Asset Agreement occurs and is continuing and if directed by all the holders of outstanding Class [__] Securities and, unless the Class [__] Securities are no longer outstanding, by all the holders of outstanding Class [__] Securities, the Owner Trustee shall vote the Term Assets in favor of directing, or take such other action as may be appropriate to direct, the Term Asset Trustee to declare the unpaid principal amount of the Term Assets and any accrued and unpaid interest thereon to be due and payable. In connection with a vote concerning whether to declare the acceleration of the Term Assets, the Securityholders' interests of each Class may differ and the interests of either Class may differ from holders of other securities of the same series or class.

Termination

     The Company will have the right to purchase all remaining Deposited Assets in the Trust and thereby effect early retirement of the Certificates on any Distribution Date, [(a)] one the aggregate principal amount of the Deposited Assets at the time of any such purchase is less than [10%] of the aggregate principal amount of the Deposited Assets as of the Cut-off Date [and (b) at the option of the Company at [specify when and on what terms any such option may be exercised]; provided, however, that the right to exercise any such option is contingent on such exercise being consistent with the Company's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940 and all applicable rules, regulations and interpretations thereunder. In the event the Company exercises any such option, the portion of the purchase price allocable to the Certificates of each class will be, to the extent of available funds, [100% of their then aggregate outstanding [Note][Certificate] Principal Balance or Notional Amount, as applicable, plus with respect to the [Notes][Certificates] [one month's] [three month's] [specify other period] interest thereon at the Fixed Pass-Through Rate or the then applicable Variable Pass-Through Rate, as the case may be plus, with respect to each class of [Notes][Certificates], any previously accrued but unpaid interest thereon.] [Specify alternative allocations method if different from above.]


                          DESCRIPTION OF THE INDENTURE

     [Describe material provisions of Indenture not described in Prospectus, if any.]

     ____________,   a____________,   will  acts  as  trustee  pursuant  to  the
Indenture.     The    Indenture     Trustee's    offices    are    located    at
[____________________________________] and its telephone number is [__].


                  CERTAIN LEGAL ASPECTS OF THE DEPOSITED ASSETS

     [Describe any applicable legal aspects of the Deposited Assets or relating to the enforceability by the Certificateholders of the security interest, if any, securing such Deposited Assets.]


                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of certain United States federal income tax consequences of the ownership of the Certificates and Notes as of the date hereof. This summary is based on the Internal Revenue Code of 1986 (the "Code") as well as Treasury Regulations and administrative and judicial rulings and practice. Legislative, judicial and administrative changes may occur, possibly with retroactive effect, that could alter or modify the continued validity of the statements and conclusions set forth herein. This summary does not purport to address all federal income tax matters that may be relevant to particular Securityholders. For example, it generally is addressed only to original purchasers of the Securities that are "U.S. Persons" (as described below), deals only with Securities held as capital assets within the meaning of Section 1221 of the Code, and does not address tax consequences to Securityholders that may be relevant to investors subject to special rules, such as investors that are not U.S. Persons, banks, insurance companies, tax-exempt organizations, dealers in securities or currencies, mutual funds, REITs, natural persons, cash method taxpayers, S corporations, estates and trusts, investors that hold the Securities as part of a hedge, straddle, integrated or conversion transaction, or Securityholders whose "functional currency" is not the United States dollar. Further, it does not address alternative minimum tax consequences or the indirect  effects on the holders of equity  interests in a  Securityholder.  The
Prospectus Supplement for each series of Securities will describe the consequences that relate to the specific Securities issued pursuant thereto.

     For these purposes, a U.S. Person is (i) a citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States, any state thereof or the District of Columbia, or (iii) an estate or trust that is a United States Person within the meaning of Section 7701(a)(30) of the Code.

     Persons considering the purchase of the Securities should consult their own tax advisors concerning the application of United States federal income tax laws, as well as any state, local, foreign or other tax laws, to their particular situations.

Tax Status of the Trust and the Term Assets

     Upon the issuance of the Securities, Orrick, Herrington & Sutcliffe, LLP, special tax counsel to the Company, will deliver its opinion generally to the effect that, assuming compliance with the Trust Agreement (and certain other documents) and based on certain representations of the Company, for federal income tax purposes, the Trust will [should] be classified as a grantor trust and [if the Trust is not determined to be a grantor trust, it will be classified as a partnership and] not as an association (or publicly traded partnership treated as an association) taxable as a corporation. Accordingly, each owner of a Certificate (a "Certificateholder") will be subject to federal income taxation as if it owned directly the portion of the Deposited Assets allocable to such Certificates, and as if it paid directly its share of expenses paid by the Trust. The following discussion assumes that the Term Assets were not issued with original issue discount ("OID") and, accordingly, the Certificateholders will not realize OID except with respect to a "stripped interest" (as defined below).

[Tax Characterization of the Trust

     The Depositor and the Administrative Agent, if any, have agreed, and the Certificateholders will agree by their purchase of Certificates, to treat the Trust as a partnership for purposes of federal, state and local income, franchise and any other tax measured in whole or in part by income. However, the proper characterization of the arrangement involving the Trust, the Certificateholders, the Depositor and the Administrative Agent, if any, is not entirely clear because there is no directly comparable authority.

If the Trust were deemed to be a "publicly traded partnership" it could be subject to corporate income tax. Any such corporate income tax could materially reduce or eliminate cash that would otherwise be distributable with respect to the Certificates (and Certificateholders could be liable for any such tax that is unpaid by the Trust). A publicly traded partnership is taxed in the same manner as a corporation unless at least 90% of its gross income consists of specified types of "qualifying income." Such qualifying income includes, among other things, interest income not derived in the conduct of a financial or insurance business, dividend income, and gain from the disposition of assets producing such income. In the opinion of special tax counsel, because of the nature of the income of the Trust, the Trust will not be a publicly traded partnership taxable as a corporation.]

Income of the Noteholders

     Treatment of the Notes as Indebtedness. Upon issuance of the Notes, special tax counsel will deliver its opinion generally to the effect that the Notes constitute indebtedness for federal income tax purposes. The discussion below assumes that the Notes will be so classified.

     Interest Income on the Notes. Except as discussed in the following paragraph, the Notes will not be considered issued with original issue discount ("OID"). The stated interest thereon will be taxable to a Noteholder (a "Noteholder") as ordinary interest income when received or accrued in accordance with such Noteholder's method of tax accounting. Under Treasury regulations (the "OID regulations"), a purchaser of a Note issued with a de minimis amount of OID must include such OID in income, on a pro rata basis, as principal payments are made on the Note. It is believed that any prepayment premium paid as a result of a mandatory redemption will be taxable as contingent interest when it becomes fixed and unconditionally payable. A purchaser who buys a Note for more or less than its principal amount will generally be subject, respectively, to the premium amortization or market discount rules of the Code.

     Sale or Other Disposition. If a Noteholder sells a Note, such Noteholder will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the Noteholder's adjusted tax basis in the Note. The adjusted tax basis of a Note to a particular Noteholder will equal the holder's cost for the Note, increased by any market discount, acquisition discount, OID and gain previously included by such Noteholder in income with respect to the Note and decreased by the amount of bond premium (if any) previously amortized and by the amount of principal payments previously received by such Noteholder with respect to such Note. Any such gain or loss will be capital gain or loss if the Note was held as a capital asset, except for gain representing accrued interest and accrued market discount not previously included in income. Capital losses generally may be used only to offset capital gains.

     Foreign Holders. Interest payments made (or accrued) to a Noteholder who is a nonresident alien, foreign corporation or other non-United States person that has no connection with the United States other than holding its Note (a "foreign person") generally will be considered "portfolio interest," and generally will not be subject to United States federal income tax and withholding tax, if the interest is not effectively connected with the conduct of a trade or business within the United States by the foreign person and the foreign person (i) is not actually or constructively a "10 percent shareholder" of the Trust or the Seller (including a holder of 10% of the outstanding Certificates) or a "controlled foreign corporation" with respect to which the Trust or the Seller is a "related person" within the meaning of the Code and (ii) provides the Indenture Trustee or other person who is otherwise required to withhold U.S. tax with respect to the Notes with an appropriate statement (on Form W-8 or a similar form), signed under penalties of perjury, certifying that the beneficial owner of the Note is a foreign person and providing the foreign person's name and address. If a Note is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide the relevant signed statement to the withholding agent; in that case, however the signed statement must be accompanied by a Form W-8 or substitute form provided by the foreign person that owns the Note. If such interest is not portfolio interest, then it will be subject to United States federal income and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable tax treaty.

     Any capital gain realized on the sale, redemption, retirement or other taxable disposition of a Note by a foreign person will be exempt from United States federal income and withholding tax, provided that (i) such gain is not effectively connected with the conduct of a trade or business in the United States by the foreign person and (ii) in the case of an individual foreign person, the foreign person is not present in the United States for 183 days or more in the taxable year.

     Backup Withholding. Each holder of a Note (other than an exempt holder such as a corporation, tax-exempt organization, qualified pension and profit-sharing trust, individual retirement account or nonresident alien who provides certification as to status as a nonresident) will be required to provide, under penalties of perjury, a certificate containing the holder's name, address, correct federal taxpayer identification number and a statement that the holder is not subject to backup withholding. Should a nonexempt Noteholder fail to provide the required certification, the Trust will be required to withhold 31 percent of the amount otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's federal income tax liability.

     Possible Alternative Treatments of the Notes. If, contrary to the opinion of special tax counsel, the IRS successfully asserted that one or more of the Notes did not represent debt for federal income tax purposes, the Notes might be treated as equity interests in the Trust. If so treated, the Trust might be taxable as a corporation (and the taxable corporation would not be able to reduce its taxable income by deductions for interest expense on Notes recharacterized as equity). Alternatively, the Trust might be treated as a publicly traded partnership that would not be taxable as a corporation because it would meet certain qualifying income tests. Nonetheless, treatment of the Notes as equity interests in such a publicly traded partnership could have adverse tax consequences to certain Noteholders. For example, income to certain tax-exempt entities (including pension funds) might be "unrelated debt financed income" (if the Trust had other indebtedness) or "unrelated business income"; income to foreign holders generally would be subject to U.S. tax and U.S. tax return filing and withholding requirements, and individual Noteholders might be subject to certain limitations on their ability to deduct their share of Trust expenses.

Income of the Certificateholders

     In General. For federal income tax purposes, each Certificateholder will be treated as if such Certificateholder directly owned its pro rata share of the Term Assets. A Certificateholder will allocate the amount it pays for its Certificates among the Term Assets and the Deposited Assets in the Trust other than the Term Assets (the "other Deposited Assets") allocable to such Certificate, in proportion to their relative fair market values on the date of purchase of the Certificate. A Certificateholder would calculate separately its income, gain, loss or deduction realized with respect to each such asset.

     The federal income tax treatment of a holder of a particular class of Certificates will depend upon whether the interest in the Term Assets represented by such class will be considered, in whole or in part, to be a "stripped bond" or "stripped coupon" (together, a "stripped interest") within the meaning of Section 1286 of the Code. A class of Certificates will not be considered to represent a stripped interest in the Term Assets to the extent the Certificate is entitled to receive a proportionate amount of all principal and interest on the Term Assets. A class of Certificates will be considered in its entirety to represent a stripped interest in the underlying Term Assets if it is entitled to receive interest on the Term Assets which is disproportionately less than the principal which it is entitled to receive on the Term Assets, or if it is entitled to receive all or part of the interest on the Term Assets but no principal on the Term Assets. In addition, if a class of Certificates is entitled to receive interest and principal on the Term Assets, but the interest it is entitled to receive on the Term Assets is disproportionately more than the principal it is entitled to receive on the Term Assets, it could be argued that the Certificates represents (a) an interest in the Term Assets that is not a stripped interest to the extent it represents a proportional amount of all the principal and interest on the Term Assets and (b) a stripped interest in the Term Assets to the extent of any additional interest to which it is entitled on the Term Assets. If a Certificate represents in part a stripped interest and in part not a stripped interest, such interests will be treated as two separate items for tax purposes and a purchaser of Certificates will be required to allocate its purchase price among the two items (as well as any other Deposited Assets) in proportion to their relative fair market values on the date of purchase.

     Tax Treatment of Certificates to the Extent They Are Not Stripped Interests. To the extent a class of Certificates does not represent a stripped interest in the Term Assets, each Certificateholder will be required to report on its federal income tax return, in a manner consistent with its method of accounting, its share of the gross income of the Trust, including interest and discount earned on the Term Assets, income derived from the other Deposited Assets held by the Trust, and any gain or loss upon collection or disposition of the Term Assets or other Deposited Assets. The portion of each monthly payment to a Certificateholder that is allocable to principal on the Term Assets (other than amounts representing discount, as described below) will represent a recovery of capital, which will reduce the tax basis of such Certificateholder's undivided interest in the Term Assets.

     To the extent that the portion of the purchase price of a Certificate allocated to a Certificateholder's undivided interest in the Term Assets is greater than or less than the portion of the principal balance of the Term Assets allocable to the Certificate, such interest in the Term Assets will have been acquired at a premium or discount, as the case may be. In determining whether a Certificateholder has purchased its interest in the Term Assets at a premium or discount, a portion of the purchase price for a Certificate will be allocated to (i) the other Deposited Assets (including any accrued interest thereon) held by the Trust and (ii) the accrued interest on the Term Assets at the time of purchase as though such accrued interest were a separate asset, thus, in each case, reducing the portion of the purchase price allocable to the Certificateholder's undivided interest in the Term Assets (the "allocated Purchase Price"). To the extent that the allocated Purchase Price is less than the principal balance of the Term Assets, the Certificateholder's interest in such Term Assets will be treated as purchased at a "market discount." The market discount on the Term Assets will, however, be considered to be zero if it is less than a statutorily defined de minimis amount. Conversely, to the extent that the allocated Purchase Price exceeds the principal balance of the Term Assets, the Certificateholder's interest therein will be treated as purchased with "bond premium." See the discussion below under "Bond Premium." For example, if the allocated Purchase Price paid by a Certificateholder who purchases a Certificate in the initial public offering were equal or almost equal to the portion of the principal balance of the Term Assets that is allocable to the Certificate, there would be no significant amount of discount or premium with respect to its interest in such Term Assets. Moreover, if the total purchase price of a Certificate is equal to the principal amount of the Term Assets allocable to the Certificate, because a portion of such purchase price will be allocated to the other Deposited Assets of the Trust, in the aggregate a Certificateholder's interest in the Term Assets will have been purchased at a discount.

     In general, under the market discount provisions of the Code, principal payments received by the Trust, and all or a portion of the gain recognized upon a sale or other disposition of the Term Assets or upon the sale or other disposition of a Certificate, will be taxable as ordinary income to the extent of accrued market discount, and a portion of the interest deduction attributable to any indebtedness treated as incurred or continued to purchase or carry the Term Assets (or a Certificate) must be deferred. The ordinary income treatment on principal payments and dispositions and deferral of interest deductions described in the preceding sentence will not apply if a Certificateholder elects to include market discount in income currently as it accrues for each taxable year during which it holds the Certificate. Any such election will also apply to all debt instruments held by the Certificateholder during the year in which the election is made and all debt instruments acquired thereafter. Market discount will accrue in the manner to be provided in Treasury regulations, but the Conference Report accompanying the Tax Reform Act of 1986 states that, until such regulations are issued, taxpayers may elect to accrue market discount either (i) under a constant yield (economic accrual) method or (ii) in the proportion that the stated interest paid on the obligation for the current period bears to total remaining interest on the obligation.

     Tax Treatment of Certificates to the Extent They Are Stripped Interests. To the extent a class of Certificates represents a stripped interest in the Term Assets, each such Certificate will be subject to the OID rules. The amount of OID on a stripped interest is equal to the excess of all amounts payable on the stripped interest (other than qualified stated interest) over the portion of the purchase price for the Certificate allocable to the stripped interest.

     Under the Treasury regulations issued under Section 1286 of the Code (the "Regulations"), the interest payable with respect to the stripped interest will, in the appropriate circumstances, be treated as "qualified stated interest" if it represents a fixed periodic payment on principal on the Term Assets to which the stripped interest (i.e., the Certificateholder) is also entitled. If none of the amounts payable to a Certificateholder with respect to a stripped interest constitute qualified stated interest, then the stripped interest will have OID in an amount equal to the excess of all payments to be received on the stripped interest over the purchase price for the Certificate allocable to the stripped interest. Moreover, in determining the amount paid for the stripped interest, a portion of the purchase price for a Certificate must be allocated to the Certificateholder's share of other Deposited Assets and to accrued interest.

     The tax treatment of a Certificateholder will depend upon whether the amount of OID on the stripped interest represented by the Certificate is less than a statutorily defined de minimis amount. In general, under the Regulations, the amount of OID with respect to the stripped interest will be de minimis if it is less than 1/4 of one percent multiplied by the product of the "stated redemption price at maturity" and the number of full years remaining after the purchase date until the maturity of such stripped interest. However, if the stripped interest provides for amortization of principal, the amount of OID will be de minimis if it is less than 1/4 of one percent multiplied by the product of the stated redemption price at maturity and the weighted average maturity (i.e., the sum of the amounts obtained by multiplying the amount of each payment under the stripped interest (other than a payment of qualified stated interest) by a fraction, the numerator of which is the number of complete years from the purchase date until the payment is made and the denominator of which is the stated redemption price at maturity) of the stripped interest. In general, "stated redemption price at maturity" means the sum of all amounts payable on the stripped interest other than qualified stated interest. If the amount of OID on the stripped interest represented by the Certificate is de minimis under the rules discussed above, the stripped interest would not be treated as having OID. Each Certificateholder would be required to report on its federal income tax return its share of the gross income of the Trust, including interest on the Term Assets and any gain upon sale or disposition by the Trust of the Term Assets. Such gross income would exceed the Pass-Through Rate on the Certificate by an amount equal to the Certificateholder's share of the expenses of the Trust for the period during which it owns a Certificate. Each Certificateholder would be required to include the de minimis OID in income as each principal payment on the stripped interest is received, in proportion to the amount that each principal payment bears to the stated principal amount of the stripped interest; such income would be capital gain, short-term or long-term depending upon the Certificateholder's holding period in the Certificate. The Certificateholder would be entitled to deduct its share of expenses of the Trust to the extent described below. Any amounts received by a Certificateholder from any Credit Support or any subordination feature will be treated for federal income tax purposes as having the same characteristics as the payments they replace.

     Except as described  below, a  Certificateholder  would report its share of the income of the Trust under its usual method of accounting. Accordingly, except as described below, interest on the Term Assets would be includible in a Certificateholder's gross income when it accrues on the Term Assets, or, in the case of Certificateholders who are cash basis taxpayers, when received by the Administrative Agent, if any, or otherwise the Trustee on behalf of Certificateholders. Because the interest collected on the Term Assets generally is paid to Certificateholders in the following month, the amount of interest includible in a Certificateholder's gross income during any calendar month will not equal the interest distributed in that month. If the OID with respect to the stripped interest in the Term Assets represented by a Certificate is not treated as being de minimis, a Certificateholder will be required to include in income, in addition to any qualified stated interest on the stripped interest as described above, any OID on the stripped interest. OID must be included in income as it accrues on a daily basis, regardless of when cash payments are received, using a method reflecting a constant yield as described below. Such treatment could result in the accrual of income by such Certificateholder prior to the receipt of cash by such Certificateholder. Under the rules described below, the amounts includible in income by a Certificateholder on a stripped interest that has OID are lesser in the early years and greater in the later years than the amounts that would be includible on a straight-line basis.

     In general, if a stripped interest has OID the Certificateholder will be required, whether such Certificateholder uses the cash or the accrual method of tax accounting, to include in ordinary gross income the sum of the "daily portions" of OID on the stripped interest for all days during the taxable year that the Certificateholder owns the Certificate. The daily portions of OID on a stripped interest are determined by allocating to each day in any "accrual period" a ratable portion of the OID allocable to that accrual period. The amount of OID on a stripped interest allocable to each accrual period is determined by (i) multiplying the "adjusted issue price" (as defined below) of the stripped interest by a fraction, the numerator of which is the annual yield to maturity of the stripped interest and the denominator of which is the number of accrual periods in a year and (ii) subtracting from that product the amount of qualified stated interest (if any) payable on the stripped interest during (or allocable to) such accrual period.

     An "accrual period" would generally be each period ending on an interest payment date on the Term Assets, although Treasury regulations allow a Certificateholder to elect other accrual periods of no more than a year in length, as long as each scheduled payment on the Term Assets occurs at the end of an accrual period.

     The "adjusted issue price" of a stripped interest at the beginning of any accrual period is the purchase price for a Certificate allocable to the stripped interest (including accrued interest, if any) (i) increased by the amount of OID allocable to all prior accrual periods and (ii) reduced by the amount of all payments other than qualified stated interest payments (if any) in all prior accrual periods. In addition, if an interval between payments of qualified stated interest contains more than one accrual period, the adjusted issue price at the beginning of each accrual period in the interval is increased by the amount of qualified stated interest that has accrued prior to the first day of the accrual period but that is not payable until the end of the interval. The Trustee intends to account for OID, if any, reportable by Certificateholders by reference to the price paid for a Certificate by an initial purchaser, although the amount of OID will differ for subsequent purchasers. Such subsequent purchasers should consult their tax advisors regarding the proper calculation of OID.

     Bond Premium. In the event that a Certificate represents either an unstripped interest in the Term Assets, or a stripped interest which includes qualified stated interest, and the stripped or unstripped interest is treated as having been purchased at a premium (i.e., the purchase price of a Certificate allocable to the Term Assets exceeds the total amount payable on the Term Assets to the Certificateholder other than qualified stated interest), such premium will be amortizable by the Certificateholder as an offset to interest income (with a corresponding reduction in the Certificateholder's basis) under a constant yield method over the term of the underlying Term Assets if an election under Section 171 of the Code is made or was previously in effect. Any such election will also apply to all debt instruments held by the Certificateholder during the year in which the election is made and all debt instruments acquired thereafter.

     Election to Treat All Interest as Original Issue Discount. Any Certificateholder may elect to include in gross income all interest (including stated interest, OID, de minimis OID, market discount and de minimis market discount, as adjusted by any bond premium or acquisition premium) that accrues on an unstripped or stripped interest using the constant yield method described above, treating the instrument as having been issued on the Certificateholder's acquisition date at an issue price equal to such owner's adjusted basis with no interest payments being qualified stated interest. Such an election with respect to a unstripped or stripped interest having amortizable bond premium or market discount would constitute, respectively, an election to apply the market discount rules or bond premium rules with respect to all other debt instruments with market discount or amortizable bond premium, as the case may be, of such Certificateholder.

Modification or Exchange of Term Assets

     Depending upon the circumstances, it is possible that a modification of the terms of the Term Assets, or a substitution of other assets for the Term Assets following a default on the Term Assets, would be a taxable event to Certificateholders on which they would recognize gain or loss.

[Partnership Taxation

     As a partnership, the Trust will not be subject to federal income tax, but each Certificateholder will be required to separately take into account such holder's allocable share of income, gains, losses, deductions and credits of the Trust. The Trust's income will consist primarily of [__] and any gain upon collection or disposition [__]. The Trust's deductions will consist primarily of [__].

     The tax items of a partnership are allocable to the partners in accordance with the Code, Treasury regulations and the partnership agreement (here, the Trust Agreement and related documents). The Trust Agreement will provide that each class of Certificateholders will be allocated taxable income of the Trust for each monthly period equal to the sum of (i) the amount payable (or accruing) at the Pass-Through Rate on such class of Certificates for such month (to the extent such amount would not economically represent a return of capital); (ii) an amount equivalent to interest that accrues during such month on amounts previously due on such class of Certificates but not yet distributed; (iii) any Trust income for such month attributable to discount on the Term Assets that corresponds to any excess of the principal amount of such class of Certificates over their initial issue price; and (iv) [any other income economically accruing for such class of Certificates during such month. [All remaining taxable income of the Trust will be allocated to the [ ]]. It is believed that this allocation will be valid under applicable Treasury regulations, although no assurance can be given that the Service would not require a greater amount of income to be allocated to Certificateholders. Moreover, even under the foregoing method of allocation, holders may be allocated income equal to the entire Pass-Through Rate plus the other items described above even though the Trust might not have sufficient cash to make current cash distributions of such amount. Thus, cash basis holders in effect could be required to report income from the Certificates on the accrual basis. In addition, tax allocations and tax reporting will be done on a uniform basis for all Certificateholders, even though their Certificates may have been purchased at different times and at different prices.

     An individual taxpayer's miscellaneous itemized deductions (which do not include interest expense) are subject to limitations and as a result may be disallowed in whole or in part. Those limitations, which also apply to estates and trusts, would apply to a Certificateholder's share of expenses of the Trust (including fees to the Administrative Agent, if any) and might result in such holder being taxed on an amount of income that exceeds the amount of cash actually distributed to such holder over the life of the Trust. If the Trust holds a large number of Term Assets, it intends to make all tax calculations relating to income and allocations to Certificateholders on an aggregate basis. Were the Service to require that such calculations be made separately for each Term Asset, the Trust might be required to incur additional expense but the Depositor believes that there would not be a material adverse effect on Certificateholders.

     A Certificateholder would increase or decrease its tax basis in its Certificate for its allocable share of the Trust's income or loss, respectively. Any cash distributions by the Trust to a Certificateholder will constitute (i) first, a return of capital to the extent of such Certificateholder's tax basis in the Certificate (with a corresponding dollar-for-dollar reduction in such tax basis), and (ii) thereafter, to the extent in excess thereof, gain on the sale or exchange of such Certificateholder's Certificate. See "Disposition of Certificates" below.]

[Discount and Premium

The Depositor believes that the Term Assets were not issued with original issue discount ("OID") and, therefore, the Trust should not have OID income. However, the purchase price paid by the Trust for the Term Assets may be greater or less than the remaining principal balance of the Term Assets at the time of purchase. If so, the Term Assets will have been acquired at a premium or discount, as the case may be. (As indicated above, if the Trust acquires a large number of Term Assets it will make this calculation on an aggregate basis, but might be required to recompute it on an instrument-by- instrument basis.) The Trust will make an election that will result in any market discount on the Term Assets being included in income currently as such discount accrues over the life of the Term Assets. As indicated above in the discussion of "Partnership Taxation," a portion of such market discount income may be allocated to Certificateholders.]

Other Deposited Assets of the Trust

[Describe tax consequences of the other Deposited Assets.]

Deductibility of the Trusts's Fees and Expenses

     In computing its federal income tax liability, a Certificateholder will be entitled to deduct, consistent with its method of accounting, its share of reasonable administrative fees, trustee fees and other fees paid or incurred by the Trust as provided in Section 162 or 212 of the Code and any allowable amortization deductions with respect to certain other assets of the Trust. If a Certificateholder is an individual, estate or trust, the deduction for his share of fees will be a miscellaneous itemized deduction that may be disallowed in whole or in part.

Purchase and Sale of a Certificate

     A Certificateholder's tax basis in a Certificate generally will equal the cost of such Certificate, increased by any amounts of undistributed taxable income (e.g., OID or market discount) and reduced by any amortized premium (each as described above) and any payments other than payments of qualified stated interest on an underlying Term Assets made on such Certificate.

     If a Certificate is sold, gain or loss will be recognized equal to the difference between the proceeds of sale allocable to each of the assets of the Trust and the Certificateholder's adjusted basis in each of the foregoing. Any gain or loss will be a capital gain or loss if the Certificate was held as a capital asset, except that gain will be treated in whole or in part as ordinary interest income to the extent of the Certificateholder's interest in accrued market discount not previously taken into income on Term Assets.

[Disposition of Certificates

     Generally, capital gain or loss will be recognized on a sale or other disposition of Certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the Certificates sold. A Certificateholder's tax basis in a Certificate will generally equal its cost, increased by his share of Trust income includible in his income (including for the taxable year of sale) and decreased by his share of deductible Trust losses and any distributions received with respect to such Certificate. In addition, both his tax basis in, and the amount realized on a sale of, a Certificate would include the holder's share of liabilities of the Trust. A holder acquiring Certificates at different prices may be required to maintain a single aggregate adjusted tax basis in such Certificate and, upon sale or other disposition of some of the Certificates, allocate a pro rata portion of such aggregate tax basis to the Certificates sold (rather than maintaining a separate tax basis in each Certificate for purposes of computing gain or loss on a sale of that Certificate).

     On the sale of a Certificate, any gain attributable to the holder's share of any accrued market discount on the Term Assets that has not otherwise been included in the holder's income would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. The Trust does not expect to have any other assets that would give rise to such special reporting requirements. Thus, to avoid those special reporting requirements, the Trust will elect to include market discount in income as it accrues.

     If a Certificateholder is required to recognize an aggregate amount of income (not including income attributable to disallowed itemized deductions described above) over the life of the Certificates that exceeds the aggregate cash distributions with respect thereto, such excess will generally give rise to a capital loss upon the retirement of the Certificate.]

Backup Withholding

     Payments made on the Certificates and proceeds from the sale of the Certificates will not be subject to a "backup" withholding tax of 31% unless, in general, the Certificateholder fails to comply with certain reporting procedures and is not an exempt recipient under applicable provisions of the Code.

Foreign Certificateholders

     To the extent that amounts paid to Certificateholders that are not United States persons ("Foreign Certificateholders") are treated as interest with respect to Term Assets originated after July 18, 1984, such amounts generally will not be subject to the annual 30% withholding tax, provided that such Foreign Certificateholder (i)
fulfills certain certification requirements, (ii) does not own at least 10% of the total combined voting power of all classes of stock of the Term Assets Issuer (or 10% of the capital or profits of an issuer which is a partnership for federal income tax purposes) and (iii) is not a "related controlled foreign corporation." Under such requirements, the holder must certify, under penalties of perjury, that it is not a "United States person" and provide its name and address. [Describe the federal income tax consequences to Foreign Certificateholders of an interest in any other Deposited assets of the Trust.]

     A "United States person" means a citizen or resident of the U.S., a corporation, partnership or other entity created or organized in or under the laws of the U.S. or any political subdivision thereof, or an estate or trust the income of which is includible in gross income for U.S. federal income tax purposes, regardless of its source, or a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more United States fiduciaries have the authority to control all of its substantial decisions.

[Section 708 Termination

     Under Section 708 of the Code, the Trust will be deemed to terminate for federal income tax purposes if 50% or more of the capital and profits interests in the Trust are sold or exchanged within a 12-month period. Were such a termination to occur, the Trust would be considered to have contributed its assets to a new partnership and distributed the interests in the new partnership in liquidation to the Certificateholders. If any such constructive termination occurs, the Trust does not intend to comply with certain technical requirements that might be applicable for various reasons including the likely lack of relevant data. As a result, the Trust may be subject to certain tax penalties and may incur additional expenses. Moreover, the Schedule K-1 information thereafter distributed to the Certificateholders may be incorrect.]

[Possible Recharacterization of the Trust as a Partnership

     As indicated above under "Tax Status of the Trust and the Term Assets" it is possible that the IRS will seek to recharacterize the Trust as a partnership. If the IRS were to successfully recharacterize the Trust as a partnership, the Trust would not be subject to federal income tax. Further, under Treasury Regulation 1.761-2, certain partnerships may "elect out" of subchapter K of the Code (partnership tax accounting). Although subject to uncertainty, the Trust should be eligible for this election. Assuming that it is so eligible and makes such election, each Certificateholder will be required to report its respective shares of the items of income, deductions, and credits of the organization on their respective returns (making such elections as to individual items as may be appropriate) in a manner consistent with the exclusion of the Trust from partnership tax accounting. Such reporting should be substantially similar to the income tax reporting that would be required under the grantor trust rules. In mutual consideration for each Certificateholder's purchase of a Certificate, each such Certificateholder is deemed to consent to the Trust's making of a protective election out of subchapter K of the Code.

     If the election to be excluded from the partnership tax account provisions of the Code is not effective, among other consequences, (i) the Trust would be required to account for its income and deductions at the Trust level and to utilize a taxable year for reporting purposes and (ii) each Certificateholder would be required to separately take into account such Certificateholder's distributive share of income and deductions of the Trust. A Certificateholder would take into account its distributive shares of Trust income and deductions for each taxable year of the Trust in the Certificateholder's taxable year which ends with or within the Trust's taxable year. A Certificateholder's share of the income determined at the trust level would not necessarily be the same as the income computed at the Certificateholder level; it would not, for example, necessarily take account of any particular Certificateholder's acquisition price for its Certificate.]


                              ERISA CONSIDERATIONS

     The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Code impose certain requirements on (a) an employee benefit plan (as defined in Section 3(3) of ERISA), (b) a plan described in
Section 4975(e)(1) of the Code, including an individual retirement account ("IRA") or Keogh plan, or (c) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Plan").

     ERISA and Section 4975 of the Code prohibit certain transactions involving the assets of a Plan and persons who have specified relationships to the Plan, i.e., "parties in interest" within the meaning of ERISA or "disqualified persons" within the meaning of the Code (collectively, "Parties in Interest"). Thus, a Plan fiduciary considering an investment in the Securities should consider whether such an investment might constitute or give rise to a prohibited transaction under ERISA or Section 4975 of the Code. The Term Assets Issuer, the Underwriter, the Owner Trustee and their respective affiliates may be Parties in Interest with respect to any Plans.

     If an investment in a Security by a Plan were to result in the assets of the Trust being deemed to constitute "plan assets" of such Plan, certain aspects of such investment, including the operations of the Trust and the deemed extension of credit between the Term Assets Issuer and the holder of the Security (as a result of the Term Assets being deemed to be plan assets), as well as subsequent transactions involving the Trust or its assets, might constitute or result in prohibited transactions under Section 406 of ERISA and
Section 4975 of the Code unless exemptive relief were available under an applicable exemption issued by the United States Department of Labor (the "DOL"). Neither ERISA nor the Code defines the term "plan assets." Under Section 2510.3-101 of the DOL regulations (the "Regulation"), a Plan's assets may include the assets of an entity if the Plan acquires an "equity interest" in such entity unless an exception applies under the Regulation.

     The Regulation defines the term "equity interest" as any interest in an entity other than an instrument which is treated as indebtedness under applicable local law and which has no "substantial equity features." [Although there is no authority directly on point, the Notes should be treated as indebtedness under applicable local law and should not be treated as having any substantial equity features.] The Regulation states that a beneficial interest in a trust (such as a Certificate) is an equity interest. Thus, if a Plan acquires a Certificate, for certain purposes (including the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code), the Plan would be considered to own an undivided interest in the underlying assets of the Trust unless such Certificate is a "publicly-offered security" or another exception applies under the Regulation.

     [The Underwriter expects that the Certificates will satisfy the criteria for treatment as publicly-offered securities under the Regulation.] A publicly-offered security is a security that is (i) freely transferable, (ii) part of a class of securities that is owned by 100 or more investors independent of the issuer and of one another at the conclusion of the initial offering, and
(iii) either is (A) part of a class of securities registered under Section 12(b) or 12(g) of the Exchange Act, or (B) sold to the Plan as part of an offering of securities to the public pursuant to an effective registration statement under the Securities Act and the class of securities of which such security is a part is registered under the Exchange Act within 120 days (or such later time as may be allowed by the Commission) after the end of the fiscal year of the issuer during which the offering of such securities to the public occurred. [The Underwriter will verify that there will be at least 100 separate purchasers (whom the Underwriter has no reason to believe are not independent of the Company or of one another) at the conclusion of the initial offering. There is no assurance that the 100 independent investor requirement of the "public-offered security" exception will, in fact, be satisfied.]

     Without regard to whether the Securities are treated as equity interests in the Trust, exemptive relief from the prohibited transaction rules of ERISA and
Section 4975 of the Code could be available if a Security is acquired in accordance with one or more "class exemptions" issued by the DOL, such as Prohibited Transaction Class Exemption ("PTCE") 96-23 (the "in-house asset manager" exemption), PTCE 95-60 (the insurance company general account exemption), PTCE 91-38 (the bank collective investment fund exemption), PTCE 90-1 (the insurance company pooled separate account exemption), PTCE 84-14 (the "qualified professional asset manager" exemption) or PTCE 75-1 (the broker-dealer exemption). There is no assurance that any of these exemptions, even if all of the conditions specified therein are satisfied, will apply to all transactions involving the acquisition of the Security and the operation of the Trust.

     Each purchaser of a [Security] [Note] [Certificate] and each fiduciary who causes any entity to purchase a [Security] [Note] [Certificate] will be deemed to have represented and warranted that either (i) it is neither a Plan nor an entity the assets of which are deemed to be "plan assets" or (ii) its purchase and holding of such [Security] [Note] [Certificate] will not constitute or result in a non-exempt prohibited transaction. In this regard, prospective Plan investors as to which the Term Assets Issuer, the Underwriter or any of their affiliates may be a Party in Interest should consider whether adequate exemptive relief is available under any of the class exemptions mentioned above.

     Nothing herein shall be construed as a representation that an investment in the Securities meet any or all of the relevant legal requirements with respect to investments by, or is appropriate for, Plans generally or any particular Plan. Any Plan or any other entity the assets of which are deemed to be "plan assets," such as an insurance company investing assets of its general account, proposing to acquire Securities should consult with its counsel.


                             METHOD OF DISTRIBUTION

     Subject to the terms and conditions set forth in the Underwriting Agreement, dated as of [________], 199[_] (the "Underwriting Agreement"), the Company has agreed to sell and [Salomon Brothers Inc. (an affiliate of the Company)] (each of the Underwriters named below, including Salomon Brothers Inc (an affiliate of the Company)] (the "Underwriter[s]")[,] has [severally] agreed to purchase, the Notes and the [Certificates] [principal amount of each class of Certificates set forth below opposite its name].

                                                          Class [  ]           Class [  ]         Class [  ]
                                 Notes [  ]               Certificates         Certificates       Certificates
                                 ----------               ------------         ------------       ------------
Salomon Brothers Inc.........    $                        $                    $                  $

            Total............

     [Salomon Brothers Inc has] [The several Underwriters have] agreed, subject to the terms and conditions set forth in the Underwriting Agreement, to purchase all Certificates and Notes offered hereby if any of such Securities are purchased. [In the event of default by any Underwriter, the Underwriting Agreement provides that, in certain circumstances, the purchase commitments of non-defaulting Underwriters may be increased or the Underwriting Agreement may be terminated.]

     The Company has been advised by the Underwriter[s that [it] [they] propose[s] to offer the Securities from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The Underwriter[s] may effect such transactions by selling Securities to or through dealers and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter[s] and any purchasers of Securities for whom they may act as agents. The Underwriter[s] and any dealers that participate with the Underwriter[s] in the distribution of Securities may be deemed to be underwriters, and any profit on the resale of Securities by them may be deemed to be underwriting discounts or commissions under the Securities Act.

     The Underwriting Agreement provides that the Company will indemnify the Underwriter[s] against certain civil liabilities, including liabilities under the Securities Act, or will contribute to payments the Underwriter[s] may be required to make in respect thereof.

     Salomon Brothers Inc is an affiliate of the Company, and the participation by Salomon Brothers Inc is the offering of the Certificates complies with Schedule E of the By-Laws of the National Association of Securities Dealers, Inc. regarding underwriting securities of an affiliate.


                                     RATINGS

     It is a condition to the issuance of the Certificates that the Certificates be rated not lower than _________. It is a condition to the issuance of the Notes that the Notes be rated not lower than ________ [specify ratings applicable to each class] by [Standard & Poor's Ratings Services ("Standard & Poor's")] [ Moody's Investors Service, Inc. ("Moody's")] [Fitch's Investors Service, L.P. ("Fitch's")] [and] [Duff & Phelps Credit Rating Company ("Duff & Phelps")] (the "Rating [Agency] [Agencies]"). The ratings address the likelihood of the receipt by Securityholders of payments required under the Trust Agreement or Indenture, as applicable, and are based primarily on the credit quality of the Deposited Assets and any providers of Credit Support, as well as on the relative priorities of the Notes and each class of the Certificates with respect to collections and losses with respect to the

Deposited Assets. The rating on the Certificates or the Notes does not, however, constitute a statement regarding the occurrence or frequency of redemptions or prepayments on, or extensions of the maturity of, the Deposited Assets, the corresponding effect on yield to investors, or whether investors in the Class [__] Certificates [specify class with Notional Amount] may fail to recover fully their initial investment.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning Rating Agency. Each security rating should be evaluated independently of any other security rating.

     The Company has not requested a rating on the Securities by any rating agency other than the Rating [Agency] [Agencies]. However, there can be no assurance as to whether any other rating agency will rate the Securities, or, if it does, what rating would be assigned by any such other rating agency. A rating on the Securities by another rating agency, if assigned at all, may be lower than the ratings assigned to the Securities by the Rating [Agency] [Agencies].

                                 INDEX OF TERMS


10 percent shareholder........................................................30
Advance.......................................................................25
AECA..........................................................................14
AID-Guaranteed Underlying Security Payment Date...............................15
Allocation of Losses; Subordination...........................................24
Allowable Expense Amount......................................................24
Appropriations Acts...........................................................13
Available Funds...............................................................24
Available Information.........................................................18
Borrower......................................................................14
Business Day...................................................................7
Call Premium Percentage.......................................................24
capital assets................................................................28
Cash Collateral guaranty......................................................17
CEDE..........................................................................23
Certificates...................................................................1
Clearing Agency...............................................................23
Closing Date...................................................................6
Code..........................................................................28
Commission....................................................................18
Company........................................................................1
controlled foreign corporation................................................30
Credit Support Payments.......................................................24
Credit Support Providers......................................................24
Definitive Classes............................................................23
Depositary....................................................................14
Deposited Assets...............................................................7
disqualified persons..........................................................34
Distribution Date..............................................................2
DSAA..........................................................................13
DTC............................................................................2
Duff & Phelps.................................................................36
Eligible Investments..........................................................24
equity interest...............................................................35
ERISA.........................................................................34
Expected Settlement Date.......................................................1
Extraordinary Trust Expense...................................................26
Fannie Mae....................................................................10
FCA...........................................................................13
FCBs..........................................................................13
Federal Tax Counsel...........................................................28
FFB...........................................................................13
FFEL..........................................................................11
FHLBs.........................................................................12
FHLMC Act.....................................................................11
Final Distribution Date........................................................2
Finance Charge Receivables....................................................20
FIRRE Act.....................................................................12
FMS...........................................................................13
foreign person................................................................30
Freddie Mac...................................................................11
Funding Corporation...........................................................13
GSE............................................................................1
GTCs..........................................................................13

Housing Program...............................................................14
IFIs..........................................................................14
implementation Agreements.....................................................14
Indenture......................................................................1
Indenture Trustee..............................................................1
Information Statements........................................................13
investment company............................................................20
Investment Program............................................................14
IRA...........................................................................34
Letter of Credit..............................................................21
Liquidation Proceeds..........................................................25
Maturity and Yield Considerations..............................................8
MBS...........................................................................11
Moody's.......................................................................36
Note Payment Date.............................................................14
Notes..........................................................................1
OID...........................................................................29
OID regulations...............................................................29
Owner Trustee..................................................................1
Parties in Interest...........................................................34
Plan..........................................................................34
plan assets...................................................................34
portfolio interest............................................................30
Principal Receivables.........................................................20
Prospectus.....................................................................1
PTCE..........................................................................35
publicly-offered security.....................................................35
qualifying income.............................................................29
Rating [Agency] [Agencies]....................................................36
Realized Losses................................................................7
REFCORP.......................................................................12
Regulation....................................................................35
related person................................................................30
Required Interest.............................................................25
Required Premium..............................................................25
Required Principal............................................................25
RTC...........................................................................12
Sallie Mae....................................................................11
Scheduled Maturity Date........................................................2
Securities.....................................................................1
Securities Act................................................................18
Security Owner................................................................23
Seller........................................................................19
Seller's Interest.............................................................19
Seller's Percentage...........................................................19
Service.......................................................................28
Short-Term Note...............................................................29
Special Distribution Date......................................................7
Specified Currency.............................................................3
Standard & Poor's.............................................................36
substantial equity features...................................................35
Surety........................................................................22
System........................................................................13
Systemwide Debt Securities....................................................13
Term a Asset Controlled Amortization Period...................................19
Term Asset Accumulation Period................................................19

Term Asset Agreement...........................................................5
Term Assets....................................................................1
Term Assets Currency...........................................................5
Term Assets Early Amortization Event..........................................19
Term Assets Payment Date......................................................18
Term Assets Prospectus.........................................................8
Term Assets Registration Statement............................................18
Trust..........................................................................1
Trust Agreement................................................................3
Trustee.......................................................................14
TVA Act.......................................................................12
Underlying Trustee............................................................15
Underwriter[s]................................................................36
Underwriting...................................................................1
Underwriting Agreement........................................................35
unrelated business income.....................................................30
unrelated debt financed income................................................30

Prospectus

Notes

Trust Certificates

Trust Shares

(Issuable in Series)

Structured Products Corp.

The Notes (the "Notes") and Trust Certificates or Shares (either, the "Certificates" and, collectively with the Notes, the "Securities") offered hereby and by supplements (each a "Prospectus Supplement") to this Prospectus will be offered from time to time in one or more series (each a "Series") and in one or more classes within each such Series (each a "Class") with an aggregate initial public offering price or purchase price of up to [$1,000,000] or the equivalent thereof in one or more foreign or composite currencies, including the European Currency Unit ("ECU"). Securities of each respective Series and Class will be offered on terms to be determined at the time of sale as described in the related Prospectus Supplement accompanying the delivery of this Prospectus. Securities may be sold for United States dollars or for one or more foreign or composite currencies, and the principal of, premium, if any, and any interest to be distributed in respect of Securities may be payable in United States dollars or in one or more foreign or composite currencies. Each Series and Class of Securities may be issuable as individual securities in registered form without coupons ("Registered Securities") or in bearer form with or without coupons attached ("Bearer Securities") or as one or more global securities in registered or bearer form (each a "Global Security").

Each Series of Notes will be secured by, and each Series of Certificates will represent beneficial ownership interests in, securities or receivables (the "Term Assets"), together with certain other assets described herein and in the related Prospectus Supplement (such assets, together with the Term Assets, the "Deposited Assets") to be (i) sold by Structured Products Corp. (the "Company") to a business trust, owner trust or other special purposes, bankruptcy-remote entity established by the Company (any such entity, an "SPV"), and pledged to the indenture trustee (the "Indenture Trustee") named in the related Prospectus Supplement for the benefit of holders of the Notes of such Series pursuant to an indenture and a series supplement thereto with respect to a given Series (collectively, the "Indenture") between the SPV, as issuer, and the Indenture Trustee or (ii) deposited in or transferred to a trust (the "Trust") for the benefit of holders of Certificates of such Series by the Company pursuant to a trust agreement or pooling and servicing agreement and a series supplement thereto with respect to a given Series (collectively, the "Trust Agreement") among the Company, as depositor or transferor, the administrative agent, if any (the "Administrative Agent"), the servicer, if any (the "Servicer") and the trustee (the "Certificate Trustee"). If so specified in the related Prospectus Supplement, Certificates representing beneficial interests in the applicable SPV will also be offered hereby. The Term Assets consist of a [SELECT ONE OF THE BRACKETED SECTIONS][Alternative 1: publicly issued, fixed income debt security or a pool of such debt securities issued by one or more corporations, banking organizations or insurance companies organized under the laws of the United States of America or any state, which are subject to the informational requirements of the Securities and Exchange Act of 1934 and which in accordance therewith file reports and other information with the Commission] [Alternative 2: publicly issued, fixed income debt security or a pool of such debt securities which represent obligations of one or more foreign private issuers (as such term is defined in Rule 405 of the Securities Act) subject to the informational requirements of the Securities and Exchange Act of 1934 and which in accordance therewith file reports and other information with the Commission] [Alternative 3: publicly issued, fixed income debt security or pool of such debt securities which represent obligations of the United States of America, any agency thereof for the payment of which the full faith and credit of the United States of America is pledged, or a United States governmental sponsored organization created pursuant to a federal statute (a "GSE")] [Alternative 4: publicly issued, fixed income debt security or pool of such debt securities which represent obligations issued by or guaranteed by a foreign government, political subdivision or agency or instrumentality thereof] [Alternative 5: one or more pools of revolving credit card, charge card or debit card receivables (collectively, the "Receivables") generated or to be generated in the ordinary course of business in a portfolio of revolving credit card, charge card or debit card accounts (collectively, the "Accounts"), or a publicly issued asset backed security or pool of asset backed securities ("Credit Card Securities") representing an interest in or secured by Receivables]. If so specified in the related Prospectus Supplement, a Series of Securities may also include or be secured by, or the holders of such Securities (the "Securityholders") may have the benefit of, any combination of insurance policies, letters of credit, reserve accounts and other types of rights or assets designed to support or ensure the servicing and distribution of amounts due in respect of the Deposited Assets (collectively, "Credit Support"). See "Description of Securities" and "Description of Deposited Assets and Credit Support."

Each Class of Securities of any Series will represent the right, which might be senior to those of one or more of the other Classes of such Series, to receive specified portions of payments of principal, interest and certain other amounts on the Deposited Assets in the manner described herein and in the related Prospectus Supplement. A Series may include two or more Classes differing as to the timing, sequential order or amount of distributions of principal, interest or premium and one or more Classes within such Series may be subordinated in certain respects to the Classes of such Series.

Except as otherwise provided herein and in the applicable Prospectus Supplement, the Company's only obligations with respect to each Series of Securities will be, pursuant to certain representations and warranties concerning the Deposited Assets, to assign and deliver the Deposited Assets and Certain related documents to the applicable SPV or Trustee and, in certain cases, to provide for the Credit Support, if any. The principal obligations of an Administrative Agent, if any is named in the applicable Prospectus Supplement, with respect to a Series of Securities will be pursuant to its contractual administrative obligations and, only as and to the extent provided in the related Prospectus Supplement, its obligation to make certain cash advances in the event of payment delinquencies on the Deposited Assets. See "Description of the Securities - Advances in Respect of Delinquencies."

The Securities of each Series will not represent an obligation of or interest in the Company, any SPV, any Administrative Agent or any of their respective affiliates, except to the limited extent described herein and in the related Prospectus Supplement. Neither the Securities nor the

Deposited Assets (unless otherwise specified in such Prospectus Supplement) will be guaranteed or insured by any governmental agency or instrumentality, or by the Company, any SPV, any Administrative Agent or their respective affiliates.

Prospective investors should consider the factors set forth under "Risk Factors"

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Securities may be offered and sold to or through underwriters, through dealers or agents or directly to purchasers, as more fully described under "Plan of Distribution" and in the related Prospectus Supplement. This Prospectus may not be used to consummate sales of Securities offered hereby unless accompanied by a Prospectus Supplement.

The date of this Prospectus is __________, 1998


                              PROSPECTUS SUPPLEMENT

     The Prospectus Supplement relating to a Series of Securities to be offered thereby and hereby will set forth, among other things, the following with respect to such Series: (a) the specific designation and aggregate principal amount, (b) the currency or currencies in which the principal (the "Specified Principal Currency"), premium, if any (the "Specified Premium Currency"), and any interest (the "Specified Interest Currency") are distributable (the Specified Principal Currency, the Specified Premium Currency and the Specified Interest Currency being collectively referred to as the "Specified Currency"),
(c) the number of Classes of such Series and, with respect to each Class of such Series, its designation, aggregate principal amount or, if applicable, notional amount and authorized denominations, (d) certain information concerning the type, characteristics and specifications of the Deposited Assets and any Credit Support for such Series or Class, (e) the relative rights and priorities of each such Class (including the method for allocating collections from the Deposited Assets to the Securityholders of each Class and the relative ranking of the claims of the Securityholders of each Class to such Deposited Assets), (f) the name of the Trustee and the Administrative Agent, if any, for such Series, (g) the Note Interest Rate or Pass-Through Rate (each as defined below) or the terms relating to the applicable method of calculation thereof, (h) the time and place of distribution (each such date a "Distribution Date") of any interest, premium (if any) and/or principal, (i) the date of issue, (j) the scheduled final Distribution Date, if applicable, (k) the offering price, (1) any exchange, whether mandatory or optional, the redemption terms and any other specific terms of Securities of each such Series or Class. See "Description of Securities--General" for a listing of other items that may be specified in the applicable Prospectus Supplement.


                              AVAILABLE INFORMATION

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports and other information with the Securities and Exchange Commission (the "Commission"). Reports and other information concerning the
Company can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices at Seven World Trade Center, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy statements and other information regarding registrants that file electronically with the Commission. The Company does not intend to send any financial reports to Securityholders.

     The Company has filed with the Commission a registration statement on Form S-3 (together with all amendments and exhibits, the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), relating to the Securities. This Prospectus does not contain all the information set forth in the Registration Statement, certain parts of which are omitted in accordance with the rules and regulations of the Commission. For further information, reference is hereby made to the Registration Statement.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     All documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Prospectus and prior to the termination of the offering of the Securities shall be deemed to be incorporated by reference in this Prospectus. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

     The Company will provide without charge to each person to whom a copy of this Prospectus is delivered, on the written or oral request of any such person, a copy of any or all of the documents incorporated herein by reference, except the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Written requests for such copies should be directed to the Secretary of Structured Products Corp., 32nd Floor, Room 33-126, Seven World Trade Center, New York, New York 10048. Telephone requests for such copies should be directed to the Secretary of Structured Products Corp. at (212) 783-6645.


                           REPORTS TO SECURITYHOLDERS

     Except as otherwise specified in the applicable Prospectus Supplement, unless and until Definitive Securities are issued, on each Distribution Date unaudited reports containing information concerning the related Trust will be prepared by the related Trustee and sent on behalf of each Trust only to Cede & Co. ("Cede"), as nominee of DTC and registered holder of the Securities. See "Description of Securities-Global Securities" and "Description of the Trust Agreement-Reports to Securityholders; Notice". Such reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. The Company, on behalf of each Trust, will cause to be filed with the Commission such periodic reports as are required under the Exchange Act.


                         IMPORTANT CURRENCY INFORMATION

     Purchasers are required to pay for each Security in the Specified Principal Currency for such Security. Currently, there are limited facilities in the United States for conversion of U.S. dollars into foreign currencies and vice versa, and banks do not currently offer non-U.S. dollar checking or savings account facilities in the United States. However, if requested by a prospective purchaser of a Security having a Specified Principal Currency other than U.S. dollars, Salomon Brothers Inc (the "Offering Agent") will arrange for the exchange of U.S. dollars into such Specified Principal Currency to enable the purchaser to pay for such Security. Such request must be made on or before the fifth Business Day (as defined below) preceding the date of delivery of such Security or by such later date as is determined by the Offering Agent. Each such exchange will be made by the Offering Agent on such terms and subject to such conditions, limitations and charges as the Offering Agent may from time to time establish in accordance with its regular foreign exchange practice. All costs of exchange will be borne by the purchaser.

     References herein to "U.S. dollars," "U.S.$", "USD", "dollar" or "$" are to the lawful currency of the United States.


                                  RISK FACTORS

     Limited Liquidity. There will be no market for any Series (or Class within such Series) of Securities prior to the issuance thereof, and there can be no assurance that a secondary market will develop or, if it does develop, that it will provide Securityholders with liquidity of investment or will continue for the life of such Securities.

     Certain Legal Aspects. The applicable Prospectus Supplement may set forth certain legal considerations that are applicable to a specific Series (or Class or Classes within such Series) or Securities being offered in connection with that Prospectus Supplement or the assets deposited in or assigned to the related Trust.

     Limited Obligations and Interests. The Securities will not represent a recourse obligation of or interest in the Company, any SPV or any of their respective affiliates. The Securities of each Series will not be insured or guaranteed by any government agency or instrumentality, the Company, any SPV, any Person affiliated with the Company or any SPV, or any other Person. The obligations, if any, of the Company with respect to the Securities of any Series will only be pursuant to certain limited representations and warranties. The Company does not have, and is not expected in the future to have, any significant assets with which to satisfy any claims arising from a breach of any representation or warranty. If, for example, the Company were required to repurchase a Term Assets with respect to which the Company has breached a representation or warranty, its only sources of funds to make such repurchase would be from funds obtained from the enforcement of a corresponding obligation, if any, on the part of the seller of such Term Assets to the Company, or from a reserve fund established to provide funds for such repurchases. The Company has no obligation to establish or maintain any such reserve fund.

     Credit Support; Limited Assets. Although any Series (or Class of such Series) of Securities may include or be secured by, or the Securityholders of such Securities may have the benefit of, certain assets which are designed to support the payment upon, or otherwise ensure the servicing or distribution with respect to, the Deposited Assets related to such Series or Class as described in the related Prospectus Supplement, the Securities do not represent recourse obligations of the Company, any SPV, any Administrative Agent, any Servicer or any of their respective affiliates and, unless otherwise specified in the applicable Prospectus Supplement, are not insured or guaranteed by the Company, any SPV, any Administrative Agent, any Servicer, any of their affiliates or any other person or entity. Accordingly, Securityholders' receipt of distributions in respect of the Securities will depend entirely on the performance of an receipt of payments with respect to the Deposited Assets and any Credit Support identified in the related Prospectus Supplement. See "Description of Deposited Assets and Credit Support."

     Maturity and Redemption Considerations. The timing of distributions of interest, premium (if any) and principal of any Series (or of any Class within such Series) of Securities may be affected by a number of factors, including the performance of the related Deposited Assets, the extent of any early redemption, repayment, amortization, acceleration of payment rate, slow down of payment rate or extension of maturity or amortization with respect to the related Deposited Assets (or portion thereof) and the manner and priority in which the collections from the Term Assets and any other Deposited Assets are allocated to each Class of such Series. Certain of these factors may be influenced by a variety of accounting, tax, economic, social and other factors.

                   [INCLUDE BRACKETED LANGUAGE IF APPROPRIATE]

     [Matters Relating to Receivables. The Receivables may be paid at any time and there can be no assurance that there will be new Receivables created in the Accounts, that additional Receivables will be available or that any particular pattern of accountholder repayments will occur. The actual principal payment rate on the Receivables will depend on, among other factors, the rate of accountholder repayments, the timing of the receipt of repayment and the rate of default by accountholders. Accountholder monthly payment rates with respect to the Accounts are dependent upon a variety of factors, including seasonal purchasing and payment habits of accountholders, the availability of other sources of credit, general economic conditions, tax laws and the terms of the Accounts (which are subject to change by the owner of such Accounts). No assurance can be given as to the accountholdcr payment rates which will actually occur in any future period. The actual principal payment rate on the Credit Card Securities will, similarly, depend on the payment and default performance with respect to the Receivables underlying such Credit Card Securities. As a result of the foregoing, no assurance can be given that a Security will receive its final principal payment when expected or that principal payments with respect to a Security will follow any expected pattern.

     A decline in the amount of Receivables in the Accounts for any reason (including the decision by accountholders to use competing sources of credit, an economic downturn or other factors) could result in the occurrence of an early amortization event with respect to a Security (such an event, an "Early Amortization Event") and the commencement of the principal repayment of such Security earlier than expected (an "Early Amortization Period"). A decline in the amount of Receivables in the Accounts relating to a Credit Card Security for any reason (including the decision by accountholders to use competing sources of credit, an economic downturn or other factors) could result in the occurrence of an early amortization event, pay out event or liquidation event with respect to a Credit Card Security (such an event, a "Term Assets Early Amortization Event") and the commencement of the principal repayment of such Credit Card Security earlier than expected (a "Term Assets Early Amortization Period"). See the related Prospectus Supplement for a discussion of other events, including events relating to portfolio yield, breaches of representations and warranties, insolvency or bankruptcy and investment company status, which might lead to the commencement of the Early Amortization Period with respect to a Security or the Term Assets Early Amortization Period with respect to a Credit Card Security.

     Certain Legal Aspects. Each seller of Receivables (each, a "Seller") to the Company will warrant in its pooling and servicing agreement, master pooling and servicing agreement, sale and servicing agreement or trust agreement (collectively, an "Agreement") that the transfer of the Receivables by it is and will be either a valid transfer and assignment of all right, title and interest in the Receivables by it is and will be either a valid transfer and assignment of all right, title and interest in the Receivables and all proceeds thereof or the grant of a security interest in the Receivables. The Seller will take certain actions required to perfect the interest in the Receivables. The Seller will warrant that if the transfer by it of the Receivables is deemed to be a grant of security interest in the Receivables, there will be a first priority perfected security interest therein. If the transfer of the Receivables and all proceeds thereof is deemed to created a security interest therein, a tax or government lien on property of the Seller arising before Receivables come into existence may have priority over the Trust's or the SPV's interest in such Receivables.

     If any Seller is a regulated financial institution, to the extent that a Seller grants a security interest in the Receivables and that security interest is validly perfected before any insolvency of the Seller and is not granted or taken in contemplation of insolvency or with the intent to hinder, delay or defraud the Seller or its creditors, that security interest should not be subject to avoidance in the event of insolvency and receivership, and payments to the Trust or the SPV with respect to the Receivables should not be subject to recovery by a conservator or receiver for the Seller. If, however, the conservator or receiver were to assert a contrary position, or were to require the Company, the Trust or the SPV to establish its right to those payments by submitting to and completing the administrative claims procedure established under the Financial Institutions Reform, Recovery and Enforcement Act of 1989 ("FIRREA"), or the conservator or receiver were to request a stay of proceedings with respect to the Seller as provided under FIRREA, delays in payments on the Securities and possible reductions in the amount of this payments could occur. In the event of a servicer default under the Agreement, if a conservator or receiver is appointed for the servicer of the Receivables (the "Servicer"), and no servicer default other than such conservatorship or receivership or insolvency of the Servicer exists, the conservator or receiver may have the power to prevent the transfer of servicing to a successor Servicer. If a conservator or receiver were appointed for the Seller pursuant to the Agreement, new principal receivables would not be transferred under the Agreement and the Receivables (or a portion thereof) allocated in accordance with the Agreement would be sold, thereby causing early termination of the Agreement and a loss to Securityholders if the net proceeds of such sale were insufficient to pay such Securities in full. Upon the occurrence of an Early Amortization Event, if a conservator or receiver was appointed for the Seller and no Early Amortization Event other than such conservatorship, receivership or insolvency of the Seller existed, the conservator or receiver may have the power to prevent the early sale, liquidation or disposition of the Receivables and the commencement of the Early Amortization Period. In addition, a conservator or receiver for the Seller may have the power to cause early payment of the Securities.

     If any Seller acquired the Receivables from the originator thereof or other entity subject to the U.S. Bankruptcy Code (any such entity, an "Originator"), the Originator will have warranted that the sale of Receivables by it to the Seller is a valid sale. Notwithstanding the foregoing, if the Originator were to become a debtor in a bankruptcy case and a creditor or trustee in bankruptcy of the Originator or the Originator were to take the position that the sale of the Receivables to the Seller should be recharacterized as a pledge, then delays in payments of collections on the Receivables could occur or (should a court rule in favor of such creditor, trustee or the Originator) reductions in the amount of such payments could result.

     Assuming the transaction between an Originator and a Seller is treated as a sale, the assets of the Seller would not generally be part of the Originator's bankruptcy estate and would not be available to the Originator's creditors. Thee can be no assurance, however, that a creditor or trustee in bankruptcy of the Originator might not seek a court order consolidating the assets and liabilities of the Seller with those of the Originator. If successfully sought, such an order might make a Seller's assets (including the Receivables) available to the Originator's creditors in bankruptcy. In addition, the U.S. Court of Appeals for the Tenth Circuit has concluded that accounts receivable sold by a debtor prior to a filing for bankruptcy remain property of the debtor's bankruptcy estate.

     The foregoing considerations regarding the insolvency or bankruptcy of a Seller or Originator of Receivables will also be applicable to the issuer of a Credit Card Security or the person or persons from which such issuer acquired the Receivable underlying such Credit Card Security.

     Consumer Protection Laws. The relationship of cardholder and card issuer is extensively regulated by Federal and state consumer protection laws. The most significant of these laws include the Federal Truth-in-Lending Act, Equal Credit Opportunity Act, Fair Credit Reporting Act, Electronic Funds Transfer Act and, to the extent that a Seller is a bank, the National Bank Act, as well as the banking statutes of the state in which the bank is located, and comparable statutes in the states in which cardholders reside. These statutes impose disclosure requirements when an account is advertised, when it is opened, at the end of monthly billing cycles, upon account renewal for accounts on which annual fees are assessed, and at year end and, in addition, limit cardholder liability for unauthorized use, prohibit certain discriminatory practice in extending credit, and impose certain limitations on the type of account-related charges that may be assessed. Federal legislation requires card issuers to disclose to consumers the interest rates, annual cardholder fees, grace periods, and balance calculation methods associated with their accounts. Cardholders are entitled under current law to have payments and credits applied to the account promptly to receive prescribed notices and to have billing errors resolved promptly.

     Various proposed laws and amendments to existing laws have been introduced in Congress and certain state and local legislatures that, if enacted, would further regulate the credit card industry.

     The Company or the SPV may be liable for certain violations of consumer protection laws that apply to the Receivables, either as assignee of the Seller with respect to obligations arising before transfer of the Receivables or as a party directly responsible for obligations arising after the transfer. In addition, a cardholder may be entitled to assert such violations by way of setoff against his obligation to pay the amount of Receivables owing. A Seller will covenant in the Agreement to accept the transfer of all Receivables in an Account if any Receivable in such account has not been created in compliance in all material respects with the requirements of such laws, if such noncompliance has a material adverse effect on the interest of securityholders under such Agreement. Each Agreement will also provide for the Trust to be indemnified by the Seller or Servicer, among other things, for any liability arising from such violations.

     Application of Federal and state bankruptcy and debtor relief laws would affect the interest of the Securityholders in the Receivables, if such laws result in any Receivables being written off as uncollectible.

     Competition. The credit card and charge card industries are highly competitive. There is increased competitive use of advertising, target marketing and pricing competition in interest rates and annual cardholder fees as both traditional and new credit card and charge card issuers seek to expand or to enter the market. As a result of this competition, certain major credit card and charge card issuers may assess finance charges for selected portions of their portfolios at rates lower than the rates currently being assessed on the Accounts. A Seller's ability to compete in the credit card and charge card industry will affect its ability to generate new Receivables. In addition, the generation of Receivables by a Seller may be partly or completely dependent upon sales at one or more retail stores. In such a case, competition in the retail industry will also affect the Seller's ability to generate new Receivables.

     Basis Risk. If so specified in the related Prospectus Supplement, a portion of the Accounts will have finance charges set at a variable rate above a designated prime rate or other designated index. A Series offered pursuant hereto may bear interest at a fixed rate or at a floating rate based on an index other than the prime rate or other designated index. If there is a decline in the prime rate or other designated index, the amount of collections of finance charge Receivables on such Accounts may be reduced, whereas the amounts payable as interest on such Series and other amounts required to be funded out of finance charge Receivables with respect to such Series may not be similarly reduced. In such a case, an Early Amortization Event with respect to such Series or a Term Assets Early Amortization Event with respect to a Credit Card Security underlying such Series may occur.

     Social, Geographic and Economic Factors. Changes in card use, payment patters and the rate of defaults by cardholder may result from a variety of social, economic and geographic factors. Economic factors include the rate of inflation and relative interest rates offered for various types of loans. Adverse changes in economic conditions in any states where cardholders are located could have a direct impact on the timing and amount of payments on a Series. The Company is unable to determine and has no basis to predict whether, or to what extent, economic, social or geographic factors will affect future card use or repayment patters or payments on the Securities of a Series. New credit card issuers have been entering the market while other issuers have been seeking to expand market share through increased advertising, target marketing and pricing competition. Additionally, the use of incentive or affinity programs (e.g., gift awards for card usage) may affect card usage patters.

     A Seller's Ability to Change Terms of the Receivables. Any Seller may have the right to determine the finance charges and the other fees and charges which will be applicable from time to time on its Accounts, to alter the minimum monthly payment required under the Accounts and to change various other terms of its agreements with cardholders with respect to the Accounts. A decrease in the finance charges and the other fees and charges assessed on the Accounts would decrease the effective yield on the Accounts and could result in the occurrence of an Early Amortization Event with respect to a Series offered pursuant hereto or a Term Assets Early Amortization Event with respect to a Credit Card Security underlying such Series and commencement of an Early Amortization Period or Term Assets Early Amortization Period, as applicable.

     Under an Agreement, a Seller may agree that, unless required by law or as is otherwise necessary, in its good faith judgment, to maintain its credit card business on a competitive basis, it will not reduce the annual percentage rate at which finance charges are assessed on the Receivables or the other fees and changes assessed on the Accounts, if, as a result of such reduction, the Net Portfolio Yield as of such date would be less than the Base Rate. The terms "Base Rate" and "Net Portfolio Yield" have the meanings set forth in the Prospectus Supplement reacting to each Series. The Seller may also covenant that it will change the terms relating to the Accounts only if the change is made applicable to the comparable segment of the accounts owned and serviced by the Seller with characteristics the same as or substantially similar to the Account, except as otherwise restricted by the terms of the applicable cardholder agreement. In servicing Accounts, a Servicer will generally be required to exercise the same care and apply the same policies that it exercises in handling similar matters for its own comparable accounts. Except as set forth above, there are generally no restrictions on the ability of a Seller to change the terms of the Accounts or the Receivables. There can be no assurance that changes in applicable law, changes in the marketplace or prudent business practice might not result in a determination by a Seller to decrease finance charges or other fees and charges for existing accounts, or take actions which would otherwise change the terms of the Accounts. The foregoing considerations are also generally applicable to the Receivables and Accounts relating to a Credit Card Security.

     Impact of Additional Accounts. A Seller may be permitted to designate additional Accounts ("Additional Accounts") the Receivables of which will be conveyed to the Company, a SPV or Trust on a discrete basis or automatically as such Additional Accounts are created. There can be no assurance that Receivables in such Additional Accounts will be of the same credit quality as those Receivables previously conveyed to an SPV or a Trust. In particular, the Receivables in the Additional Accounts may be originated using different criteria, be originated by a different Originator and be of a different type than those in the previously designated Accounts. The foregoing considerations are also generally applicable to the Receivables and Accounts relating to a Credit Card Security.]

     Tax Considerations. The Federal income tax consequences of the purchase, ownership and disposition of the Securities and the tax treatment of any Trust will depend on the specific terms of the Securities, any Trust, any Credit Support and the Deposited Assets. See the description under "Certain Federal Income Tax Considerations" in the related Prospectus Supplement.

     Rating of the Securities. At the time of issue, the Securities of any given Series (or each Class of such Series that is offered hereby) will be rated in one of the investment grade categories by one or more nationally recognized rating agencies (a "Rating Agency"). Unless otherwise specified in the applicable Prospectus Supplement, the rating of any Series or Class of Securities is based primarily on the related Deposited Assets and any Credit Support and the relative priorities of the Securityholders of such Series or Class to receive collections from, and to assert claims against, such Deposited Assets and any Credit Support. The rating is not a recommendation to purchase, hold or sell
Securities, inasmuch as such rating does not comment as to market price or suitability for a particular investor. In addition, the rating does not address the likelihood that the principal amount of any Series or Class will be paid prior to any final legal maturity date. There can be no assurance that the rating will remain for any given period of time or that the rating will not be lowered or withdrawn entirely by the Rating Agency if in its judgment circumstances in the future so warrant. Any Class or Classes of a given Series of Securities may not be offered pursuant to this Prospectus, in which case such Class or Classes may or may not be rated in an investment grade category by a Rating Agency.

     Global Securities. Unless otherwise specified in the related Prospectus Supplement, the Securities of each Series (or, if more than one Class exists, each Class of such Series) will initially be represented by one or more Global Securities deposited with, or on behalf of, a Depositary (as defined below) and will not be issued as individual definitive Securities to the purchasers of such Securities. Consequently, unless and until such individual definitive Securities of a particular Series or Class are issued, such purchasers will not be recognized as Securityholders under the applicable Indenture or Trust Agreement. Hence, until such time, such purchasers will only be able to exercise the rights of Securityholders indirectly through the Depositary and its respective participating organizations and, as a result, the ability of any such purchaser to pledge that Security to persons or entities that do not participate in the Depositary's system, or to otherwise act with respect to such Security, may be limited. See "Description of Securities Global Securities" and "Limitations on Issuance of Bearer Securities" and any further description contained in the related Prospectus Supplement.

     Currency Risks. The Securities of any given Series (or Class within such Series) may be denominated in a currency other than U.S. dollars to the extent specified in the applicable Prospectus Supplement. The Prospectus does not describe all the risks of an investment in such Securities, and the Company disclaims any responsibility to advise prospective purchasers of such risks as they exist from time to time. Prospective purchasers of such Securities should consult their own financial and legal advisors as to the risks entailed by an investment in such Securities denominated in a currency other than U.S. dollars. Such Securities are not an appropriate investment for persons who are unsophisticated with respect to foreign currency transactions. See "Currency Risks."

     Passive Nature of Holding of Deposited Assets. Unless otherwise specified in the applicable Prospectus Supplement, the Indenture Trustee with respect to any Series of Notes (an "Indenture Trustee") will hold the Deposited Assets (or interest therein) pledged to the Noteholders pursuant to the applicable Indenture. The related Deposited Assets will generally be held to maturity and not disposed of, regardless of adverse events, financial or otherwise, which may affect any Seller, any Term Assets Issuer or the value of the Deposited Assets. Under certain circumstances the holders of the Securities may direct the Trustee to dispose of all or a portion of the Deposited Assets or take certain other actions in respect of the Deposited Assets.

     In addition, the Prospectus Supplement for each Series of Securities will set forth information regarding additional risk factors, if any, applicable to such Series (and each Class within such Series).


                                   THE COMPANY

     The Company was incorporated in the State of Delaware on November 23, 1992, as an indirect, wholly-owned, limited-purpose finance subsidiary of Salomon Inc. The Company will not engage in any business or other activities other than issuing and selling securities from time to time and acquiring, owning, holding, pledging and transferring assets (including Deposited Assets and Credit Support) in connection therewith or with the creation of a SPV or a Trust and in activities related or incidental thereto. The Company does not have, nor is it expected to have, any significant unencumbered assets. The Company's principal executive offices are located at Room 33-126, 32nd Floor, Seven World Trade Center, New York, New York 10048 (telephone (212) 783-6645).

     In the event that the Company establishes an SPV for purposes of the issuance of Securities, the SPV applicable to any Series will be described in the related Prospectus Supplement. Each SPV will be a special purpose, bankruptcy-remote entity and may take the form of a business trust, an owner trust or a limited liability company.

                                 USE OF PROCEEDS

     Unless otherwise specified in the applicable Prospectus Supplement, the net proceeds to be received from the sale of each Series or Class of Securities
(whether or not offered hereby) will be used by the Company or an SPV to purchase the related Deposited Assets (or provide a Trust with funds to purchase such Deposited Assets) and arrange certain Credit Support including, if specified in the related prospectus Supplement, making required deposits into any reserve account or other account for the benefit of the Securityholders of such Series or Class. Any remaining net proceeds, if any, will be used by the Company for general corporate purposes.

                         ASSIGNMENT OF DEPOSITED ASSETS;
                               FORMATION OF TRUST

     The Company or an SPV will assign or transfer the Deposited Assets for each Series of Certificates to the Certificate Trustee, for the benefit of the Certificateholders of such Series, and the Certificate Trustee will pledge the Deposited Assets for each Series of Notes to the Indenture Trustee named in the applicable Prospectus Supplement, in its capacity as indenture Trustee for the benefit of the Noteholders of such Series. The term "Trustee," as used herein, refers to the Indenture Trustee or the Certificate Trustee, as applicable. The Trustee named in the applicable Prospectus Supplement will administer the Deposited Assets pursuant to the Indenture or the Trust Agreement and will receive a fee for such services (the "Trustee's Fee"). Any Administrative Agent named in the applicable Prospectus Supplement will perform such tasks as are specified therein and in the Indenture or the Trust Agreement and will receive a fee for such services (the "Administration Fee") as specified in the Prospectus Supplement.

     Unless otherwise stated in the Prospectus Supplement, the pledge, transfer or assignment of the Deposited Assets to the Trustee will be without recourse. To the extent provided in the applicable Prospectus Supplement, the obligations of an Administrative Agent, if any, so named therein with respect to the Deposited Assets will consist primarily of its contractual administrative obligations, if any, under the Indenture or the Trust Agreement, its obligation, if any, to make certain cash advances in the event of delinquencies in payments on or with respect to any Deposited Assets and its obligations, if any, to purchase Deposited Assets as to which there has been a breach of certain representations and warranties or as to which the documentation is materially defective. The obligations of an Administrative Agent, if any, named in the applicable Prospectus Supplement to make advances will be limited to amounts which any such Administrative Agent believes ultimately would be recoverable under any Credit Support, insurance coverage, the proceeds of liquidation of the Deposited Assets or from other sources available for such purposes.

     Unless otherwise provided in the related Prospectus Supplement, each Series of Notes will be secured by, and each Series of Certificates will represent a beneficial interest in, (i) such Deposited Assets, or interests therein, exclusive of any interest in such assets (the "Retained Interest") retained by the Company, any SPV or any previous owner thereof, as from time to time are specified in the applicable Indenture or Trust Agreement; (ii) such assets as from time to time are identified as deposited in the related Certificate Account; (iii) property, if any, acquired on behalf of Securityholders by foreclosure or repossession and any revenues received thereon; (iv) those elements of Credit Support, if any, provided with respect to any Class within such Series that are specified as such in the applicable Prospectus Supplement, as described therein and under "Description of Deposited Assets and Credit Support - Credit Support": (v) the rights of the Company or an SPV under the agreement or agreements entered into by the Trustee on behalf of the Securityholders which constitute, or pursuant to which the Trustee has acquired, such Deposited Assets; and (vi) the rights of the Trustee in any cash advance, reserve fund or surety bond, if any.

     In addition, to the extent provided in the applicable Prospectus Supplement, the Company will obtain Credit Support for the benefit of the Securityholders of any related Series (or Class within such Series) of Securities.


                        MATURITY AND YIELD CONSIDERATIONS

     Each Prospectus Supplement will, to the extent applicable, contain information with respect to the type and, if applicable, maturities of the related Term Assets and the terms, if any, upon which such Term Assets may be subject to early redemption (either by the applicable obligor or pursuant to a third-party call option), repayment (at the option of the holders thereof), amortization or extension of maturity or amortization. The provisions of the Term Assets with respect to the foregoing will, unless otherwise specified in the applicable Prospectus Supplement, affect the weighted average life of the related Series of Securities.

     The effective yield to holders of the Securities of any Series (and Class within such Series) may be affected by various features of the Deposited Assets or any Credit Support or the manner and priorities of allocations of collections with respect to such Deposited Assets between the Classes of a given Series. The yield to maturity of any Series (or Class within such Series) may be affected by any optional or mandatory redemption, repayment, amortization or extension of maturity of the related Term Assets. A variety of tax, accounting, economic, and other factors will influence whether any applicable party exercises any right of redemption, repurchase or extension in respect of its Securities. The rate of redemption may also be influenced by prepayments on the obligations a Term Assets Issuer holds for its own account. All else remaining equal, if prevailing interest rates fall significantly below the interest rates on the related Term Assets, the likelihood of redemption would be expected to increase. There can be no certainty as to whether any Term Asset redeemable at the option of a Term Assets Issuer will be repaid prior to its stated maturity.

                   [Include Bracketed Language as Appropriate]

     [Collections on the underlying Receivables may vary because among other things, borrowers may make payments during any month as low as the minimum monthly payment for such month or as high as the entire outstanding principal balance plus accrued interest and the fees and charges thereon. It is possible that borrowers may fail to make the minimum payments. Collections on the Receivables may also vary due to seasonal purchasing and payment habits of borrowers. All else remaining equal, if prevailing interest rates fall significantly below the interest rates on the related Accounts, the likelihood of repayment of the Receivables would be expected to increase.]

     Unless otherwise specified in the related Prospectus Supplement, each of the Term Assets will be subject to acceleration upon the occurrence of certain Term Assets Events of Default (as defined below). The maturity and yield on the Securities will be affected by any early repayment of the Term Assets as a result of the occurrence of the acceleration of the Outstanding Debt Securities by the holders thereof. See "Description of the Deposited Assets".

     The extent to which the yield to maturity of such Securities may vary from the anticipated yield due to the rate and timing of payments on the Deposited Assets will depend upon the degree to which they are purchased at a discount or premium and the degree to which the timing of payments thereon is sensitive to the rate and timing of payments on the Deposited Assets.

     The yield to maturity of any Series (or Class) of Securities will also be affected by variations in the interest rates applicable to, and the corresponding payments in respect of, such Securities, to the extent that the applicable Note Interest Rate or Pass-Through Rate for such Series (or Class) is based on variable or adjustable interest rates. With respect to any Series of Securities, disproportionate principal payments (whether resulting from differences in amortization schedules, payments due on scheduled maturity or upon early redemption or amortization) on the related Term Assets having interest rates higher or lower than the then applicable Note Interest Rates or Pass-Through Rates applicable to such Securities may affect the yield thereon.

     The Prospectus Supplement for each Series of Securities will set forth additional information regarding yield and maturity considerations applicable to such Series (and each Class within such Series) and the related Deposited Assets, including the applicable Term Assets.


                            DESCRIPTION OF SECURITIES

     Each Series (or, if more than one Class exists, the Classes within such Series) of Notes will be issued pursuant to an Indenture. A form of Indenture is attached as an exhibit to the Registration Statement. The provisions of the applicable Indenture may vary depending upon the nature of the Notes to be issued thereunder and the nature of the Deposited Assets and the Credit Support of a Series.

     Each Series (or, if more than one Class exists, the Classes within such Series) of Certificates representing beneficial interests in a Trust will be issued pursuant to a Trust Agreement. A form of Trust Agreement is attached as an exhibit to the Registration Statement. The provisions of the applicable Trust Agreement may vary depending on the nature of the Deposited Assets and the Credit Support of a Series. The following summaries describe certain provisions of the Indenture and Trust Agreement which may be applicable to each Series of Securities. The applicable Prospectus Supplement for a Series of Securities will describe any provision of the Indenture or Trust Agreement that materially differs from the description thereof contained in this Prospectus. The following summaries do not purport to be complete and are subject to the detailed provisions of the forms of Indenture and Trust Agreement to which reference is hereby made for a full description of such provisions, including the definition of certain terms used, and for other information regarding the Securities. As used herein with respect to any Series, the term "Security" refers to all the Securities of that Series, whether or not offered hereby and by the related Prospectus Supplement, unless the context otherwise requires.

General

     There is no limit on the amount of Securities that may be issued under the Indenture or the Trust Agreement, and the Indenture and the Trust Agreement will provide that Securities of the applicable Series may be issued in multiple Classes. The Series (or Classes within such Series) of Certificates to be issued under the Trust Agreement will represent the entire beneficial ownership interest in the Trust for such Series created pursuant to the Trust Agreement and each such Class will be entitled to certain relative priorities to receive specified collections from, and a certain percentage ownership interest of the assets deposited in, such Trust, all as identified and described in the applicable Prospectus Supplement. The Series (or Classes within such Series) of Notes to be issued under the Indenture will represent the entire indebtedness of the applicable Trust secured by the Deposited Assets with respect to such Series and each such Class will be entitled to certain relative priorities to receive specified collections from the assets securing the Notes, as described in the applicable Prospectus Supplement.

     Reference is made to the related Prospectus Supplement for a description of the following terms of the Series (and if applicable, Classes within such Series) of Securities in respect of which this Prospectus and such Prospectus Supplement are being delivered: (i) the title of such Securities; (ii) the Series of such Securities and, if applicable, the number and designation of Classes of such Series; (iii) certain information concerning the type, characteristics and specifications of the Deposited Assets being deposited into the related Trust by the Company or the applicable SPV (and, with respect to any Term Assets which at the time of such deposit represents a significant portion of all such Deposited Assets and any related Credit Support, certain information concerning the terms of each such Term Assets, the identity of the issuer [or Seller] thereof and where publicly available information regarding such issuer [or Seller] may be obtained); (iv) the limit, if any, upon the aggregate principal amount or notional amount, as applicable, of each Class thereof, (v) the dates on which or periods during which such Series or Classes within such Series may be issued (each, an "Original Issue Date"), the offering price thereof and the applicable Distribution Dates on which the principal, if any, of (and premium, if any, on) such Series or Classes within such Series will be distributable; (vi) if applicable, the relative rights and priorities of each such Class (including the method for allocating collections from and defaults or losses on the Deposited Assets to the Securityholders of each such Class); (vii) whether the Securities of such Series or each Class within such Series are Fixed Rate Securities or Floating Rate Securities (each as defined below) and the applicable interest rate (the "Note Interest Rate," in the case of Notes, or the "Pass-Through Rate," in the case of Certificates) for each such Class, including the applicable rate, if fixed (a "Fixed Rate"), or the terms relating to the particular method of calculation thereof applicable to such Series or each Class within such Series, if variable (a "Variable Rate"); the date or dates from which such interest will accrue; the applicable Distribution Dates on which interest, principal and premium, in each case as applicable, on such Series or Class will be distributable and the related Record Dates, if any; (viii) the option, if any, of any Securityholder of such Series or Class to withdraw a portion of the assets of the Trust in exchange for surrendering such Securityholder's Security or to put such Security to the Company, an SPV or a third party, or of the Company, an SPV or Administrative Agent, if any, or another third party to purchase or repurchase any Deposited Assets or Securities (in each case to the extent not inconsistent with the Company's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of

1940 and all applicable rules, regulations and interpretations thereunder) and the periods within which or the dates on which, and the terms and conditions upon which any such option may be exercised, in whole or in part; (ix) the rating of such Series or each Class within such Series offered hereby (provided, however, that one or more Classes within such Series not offered hereunder may be unrated or may be rated below investment grade); (x) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which such Series or Class within such Series will be issuable; (xi) whether the Securities of any Class within a given Series are to be entitled to (1)
principal distributions, with disproportionate, nominal or no interest distributions, or (2) interest distributions, with disproportionate, nominal or no principal distributions ("Strip Securities"), and the applicable terms thereof; (xii) whether the Securities of such Series or of any Class within such Series are to be issued as Registered Securities or Bearer Securities or both and, if Bearer Securities are to be issued, whether coupons ("Coupons") will be attached thereto; whether Bearer Securities of such Series or Class may be exchanged for Registered Securities of such Series or Class and the circumstances under which and the place or places at which any such exchanges, if permitted, may be made; (xiii) whether the Securities of such Series or of any Class within such Series are to be issued in the form of one or more Global Securities and, if so, the identity of the Depositary (as defined below), if other than The Depository Trust Company, for such Global Security or Securities;
(xiv) if a temporary Security is to be issued with respect to such series or any Class within such Series, whether any interest thereon distributable on a Distribution Date prior to the issuance of a definitive Security of such Series or Class will be credited to the account of the Persons entitled thereto on such Distribution Date; (xv) if a temporary Global Security is to be issued with respect to such Series or Class, the terms upon which beneficial interests in such temporary Global Security may be exchanged in whole or in part for beneficial interests in a definitive Global Security or for individual Definitive Securities (as defined below) of such Series or Class and the terms upon which beneficial interests in a definitive Global Security, if any, may be exchanged for individual Definitive Securities of such Series or Class; (xvi) if other than U.S. dollars, the Specified Currency applicable to the Securities of such Series or Class for purposes of denominations and distributions on such Series or each Class within such Series and the circumstances and conditions, if any, when such Specified Currency may be changed, at the election of the Company, an SPV or a Securityholder and the currency or currencies in which any principal of or any premium or any interest on such Series or Class are to be distributed pursuant to such election; (xvii) any additional Administrative Agent Termination Events (as defined below), if applicable, provided for with respect to such Class; (xviii) all applicable Required Percentages and Voting Rights (each as defined below) relating to the manner and percentage of votes of Securityholders of such Series and each Class within such Series required with respect to certain actions by the Company, an SPV or the applicable Administrative Agent, if any, or the Trustee; and (xix) any other terms of such Series or Class within such Series of Securities not inconsistent with the provisions of the Indenture or the Trust Agreement relating to such Series.

     Unless otherwise indicated in the applicable Prospectus Supplement, Securities of each Series (including any Class of Securities not offered hereby) will be issued only as Registered Securities in denominations of $1,000 and any integral multiple thereof and will be payable only in U.S. dollars. The authorized denominations of Registered Securities of a given Series or Class within such Series having a Specified Currency other than U.S. dollars will be set forth in the applicable Prospectus Supplement.

     The United States Federal income tax consequences and ERISA consequences relating to any Series or any Class within such Series of Securities will be described in the applicable Prospectus Supplement. In addition, any risk factors, the specific terms and other information with respect to the issuance of any Series or Class within such Series of Securities on which the principal of and any premium and interest are distributable in a Specified Currency other than U.S. dollars will be described in the applicable Prospectus Supplement relating to such Series or Class. Unless otherwise specified in the applicable Prospectus Supplement, the U.S. dollar equivalent of the public offering price or purchase price of a Security having a Specified Principal Currency other than U.S. dollars will be determined on the basis of the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") for such Specified Principal Currency on the applicable issue date. As specified in the applicable prospectus Supplement, such determination will be made by the Company, the applicable SPV, the Trustee, the Administrative Agent, if any, or an agent thereof as exchange rate agent for each Series of Securities (the "Exchange Rate Agent").

     Unless otherwise provided in the applicable Prospectus Supplement, Registered Securities may be transferred or exchanged for like Securities of the same Series and Class at the corporate trust office or agency of the applicable Trustee in the City and State of New York, as applicable, subject to the limitations provided in the

Indenture or the Trust Agreement, without the payment of any service charge, other than any tax or governmental charge payable in connection therewith. Bearer Securities will be transferable by delivery. Provisions with respect to the exchange of Bearer Securities will be described in the applicable Prospectus Supplement. Unless otherwise specified in the applicable Prospectus Supplement, Registered Securities may not be exchanged for Bearer Securities. The Company or the applicable SPV may at any time purchase Securities at any price in the open market or otherwise. Securities so purchased by the Company or the applicable SPV may, at the discretion of the Company or the applicable SPV, be held or resold or surrendered to the Trustee for cancellation of such Securities.

Distributions

     Distributions allocable to principal, premium (if any) and interest on the Securities of each Series (and Class within such Series) will be made in the Specified Currency for such Securities by or on behalf of the Trustee on each Distribution Date as specified in the related Prospectus Supplement and the amount of each distribution will be determined as of the close of business on the date specified in the related Prospectus Supplement (the "Determination Date"). If the Specified Currency for a given Series or Class within such Series is other than U.S. dollars, the Administrative Agent, if any, or otherwise the Trustee will (unless otherwise specified in the applicable Prospectus Supplement) arrange to convert all payments in respect of each Security of such Series or Class into U.S. dollars in the manner described in the following paragraph. The Securityholder of a Registered Security of a given Series or Class within such Series denominated in a Specified Currency other than U.S. dollars may (if the applicable Prospectus Supplement and such Security so indicate) elect to receive all distributions in respect of such Security in the Specified Currency by delivery of a written notice to the Trustee and Administrative Agent, if any, for such Series not later than fifteen calendar days prior to the applicable Distribution Date, except under the circumstances described under "Currency Risks - Payment Currency" below. Such election will remain in effect until revoked by written notice to such Trustee and Administrative Agent, if any, received by each of them not later than fifteen calendar days prior to the applicable Distribution Date.

     Unless otherwise specified in the applicable Prospectus Supplement, in the case of Registered Security of a given Series or Class within such Series having a Specified Currency other than U.S. dollars, the amount of any U.S. dollar distribution in respect of such Registered Security will be determined by the Exchange Rate Agent based on the highest firm bid quotation expressed in U.S. dollars received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable Distribution Date (or, if no such rate is quoted on such date, the last date on which such rate was quoted), from three (or, if three are not available, then two) recognized foreign exchange dealers in The City of New York (one of which may be the Offering Agent and another of which may be the Exchange Rate Agent) selected by the Exchange Rate Agent, for the purchase by the quoting dealer, for settlement on such Distribution Date, of the aggregate amount payable in such Specified Currency on such payment date in respect of all Registered Securities. All currency exchange costs will be borne by the Securityholders of such Registered Securities by deductions from such distributions. If no such bid quotations are available, such distributions will be made in such Specified Currency, unless such Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Company's control, in which case such distributions will be made as described under "Currency Risks - Payment Currency" below. The applicable Prospectus Supplement will specify such information with respect to Bearer Securities.

     Unless otherwise provided in the applicable Prospectus Supplement and except as provided in the succeeding paragraph, distributions with respect to Securities will be made (in the case of Registered Securities) at the corporate trust office or agency of the Trustee specified in the applicable Prospectus Supplement; provided, however, that any such amounts distributable on the final Distribution Date of a Security will be distributed only upon surrender of such Security at the applicable location set forth above. Except as otherwise provided in the applicable Prospectus Supplement, no distribution on a Bearer Security will be made by mail to an address in the United States or by wire transfer to an account maintained by the Securityholder thereof in the United States.

     Unless otherwise specified in the applicable Prospectus Supplement, distributions on Registered Securities in U.S. dollars will be made, except as provided below, by check mailed to the Registered Securityholders of such Securities (which, in the case of Global Securities, will be a nominee of the Depositary); provided, however, that, in the case of a Series or Class of Registered Securities issued between a Record Date (as defined below) and the related Distribution Date, interest for the period beginning on the issue date for such Series or Class and ending on the last day of the interest accrual period ending immediately prior to or coincident with such Distribution Date will, unless otherwise specified in the applicable Prospectus Supplement, be distributed on the next succeeding Distribution Date to the Registered Securityholders of the Registered Securities of such Series or Class on the related Record Date. A Securityholder of $10,000,000 (or the equivalent thereof in a Specified Principal Currency other than U.S. dollars) or more in aggregate principal amount of Registered
Securities of a given Series shall be entitled to receive such U.S. dollar distributions by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Trustee for such Series not later than fifteen calendar days prior to the applicable Distribution Date. Simultaneously with the election by any Securityholder to receive payments in a Specified Currency other than U.S. dollars (as provided above), such Securityholder shall provide appropriate write transfer instructions to the Trustee for such Series, and all such payments will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States.

     Except as otherwise specified in the applicable Prospectus Supplement, "Business Day" with respect to any Security means any day, other than a Saturday or Sunday, that is (i) not a day on which banking institutions are authorized or required by law or regulation to be closed in (a) The City of New York or (b) if the Specified Currency for such Security is other than U.S. dollars, the financial center of the country issuing such Specified Currency (which, in the case of ECU, shall be Brussels, Belgium) and (ii) if the Note Interest Rate or Pass-Through Rate for such Security is based on LIBOR, a London Banking Day. "London Banking Day" with respect to any Security means any day on which dealings in deposits in the Specified Currency of such Security are transacted in the London interbank market. The Record Date with respect to any Distribution Date for a Series or Class of Registered Securities shall be specified as such in the applicable Prospectus Supplement.

Interest on the Securities

     General. Each Class of Securities (other than certain Classes of Strip Securities) of a given Series may have a different Note Interest Rate or Pass-Through Rate, as the case may be, which may be a fixed or variable rate, as described below. In the case of Strip Securities with no or, in certain cases, a nominal Security Principal Balance, such distributions of interest will be in an amount (as to any Distribution Date, "Stripped Interest") described in the related Prospectus Supplement. For purposes hereof, "Notional Amount" means the notional principal amount specified in the applicable Prospectus Supplement on which interest on Strip Securities with no or, in certain cases, a nominal Security Principal Balance will be made on each Distribution Date. Reference to the Notional Amount of a Class of Strip Securities herein or in a Prospectus Supplement does not indicate that such Securities represent the right to receive any distribution in respect of principal in such amount, but rather the term "Notional Amount" is used solely as a basis for calculating the amount of required distributions and determining certain relative voting rights, all as specified in the related Prospectus Supplement.

     Fixed Rate Securities. Each Series (or, if more than one Class exists, each Class within such Series) of Securities with a fixed Note Interest Rate or
Pass-Through Rate ("Fixed Rate Securities") will bear interest, on the outstanding Security Principal Balance (or Notional Amount, if applicable), from its Original Issue Date, or from the last date to which interest has been paid, at the fixed rate stated on the face thereof and in the applicable Prospectus Supplement until the principal amount thereof is distributed or made available for payment (or in the case of Fixed Rate Securities with no or a nominal principal amount, until the Notional Amount thereof is reduced to zero), except that, if so specified in the applicable Prospectus Supplement, the Note Interest Rate or Pass-Through Rate for such Series or any such Class or Classes may be subject to adjustment from time to time in response to designated changes in the rating assigned to such Securities by one or more rating agencies, in accordance with a schedule or otherwise, all as described in such Prospectus Supplement. Unless otherwise set forth in the applicable Prospectus Supplement, interest on each Series or Class of Fixed Rate Securities will be distributable in arrears on each Distribution Date specified in such Prospectus Supplement. Each such distribution of interest shall include interest accrued through the day specified in the applicable Prospectus Supplement. Unless otherwise specified in the applicable Prospectus Supplement, interest on Fixed Rate Securities will be computed on the basis of a 360-day year of twelve 30-day months.

     Floating Rate Securities. Each Series (or, if more than one Class exists, each Class within such Series) of Securities with a variable Note Interest Rate or Pass-Through Rate ("Floating Rate Securities") will bear interest, on the outstanding Security Principal Balance (or Notional Amount, if applicable), from its Original Issue Date to the first interest Reset Date (as defined below) for such Series or Class at the Initial Note Interest Rate or Pass-Through Rate set forth on the face thereof and in the applicable Prospectus Supplement. Thereafter, the Note Interest Rate or the Pass-Through Rate on such Series or Class for each Interest Reset period (as defined below) will be determined by reference to an interest rate basis (the "Base Rate"), plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any. The "Spread" is the number of basis points (one basis point equals one one-hundredth of a percentage point) that may be specified in the applicable Prospectus Supplement as being applicable to such Series or Class, and the "Spread Multiplier" is the percentage that may be specified in the applicable Prospectus Supplement as being applicable to such Series or Class, except that if so specified in the applicable Prospectus Supplement, the Spread or Spread Multiplier on such Series or any such Class or Classes of Floating Rate Securities may be subject to adjustment from time to time in response to designated changes in the rating assigned to such Securities by one or more rating agencies, in accordance with a schedule or otherwise, all as described in such Prospectus Supplement. The applicable Prospectus Supplement, unless otherwise specified therein, will designate one of the following Base Rates as applicable to a Floating Rate
Security: (i) LIBOR (a "LIBOR Security"), (ii) the Commercial Paper Rate (a "Commercial Paper Rate Security"), (iii) the Treasury Rate (a "Treasury Rate Security"), (iv) the Federal Funds Rate (a "Federal Funds Rate Security"), (v) the CD Rate (a "CD Rate Security") or (vi) such other Base Rate (which may be based on, among other things, one or more market indices or the interest and/or other payments (whether scheduled or otherwise) paid, accrued or available with respect to a designated asset, pool of assets or type of asset) as is set forth in such Prospectus Supplement and in such Security. The "Index Maturity" for any Series or Class of Floating Rate Securities is the period of maturity of the instrument or obligation from which the Base Rate is calculated. "H.15(519)" means the publication entitled "Statistical Release H.15(519), Selected Interest Rates," or any successor publication, published by the Board of Governors of the Federal Reserve System. "Composite Quotations" means the daily statistical release entitled "Composite 3:30 p.m. Quotations for U.S. Government Securities" published by the Federal Reserve Bank of New York.

     As  specified  in  the  applicable  Prospectus  Supplement,  Floating  Rate
Securities of a given Series or Class may also have either or both of the following (in each case expressed as a rate per annum on a simple interest basis): (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any interest accrual period specified in the applicable Prospectus Supplement ("Maximum Rate") and (ii) a minimum limitation, or floor, on the rate at which interest may accrue during any such interest accrual period ("Minimum Rate"). In addition to any Maximum Rate that may be applicable to any Series or Class of floating Rate Securities, the Note Interest Rate or Pass-Through Rate applicable to any Series or Class of Floating Rate Securities will in no event be higher than the maximum rate permitted by applicable law, as the same may be modified by United States law of general application. The Floating Rate Securities will be governed by the law of the State of New York and, under such law as of the date of this Prospectus, the maximum rate of interest, with certain exceptions, is 25% per annum on a simple interest basis.

     The Company will appoint, and enter into agreements with, agents (each a "Calculation Agent") to calculate Note Interest Rates or Pass-Through Rates on each Series or Class of Floating Rate Securities. The applicable Prospectus Supplement will set forth the identity of the Calculation Agent for each Series or Class of Floating Rate Securities. All determinations of interest by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the holders of Floating Rate Securities of a given Series or Class.

     The Note Interest Rates or Pass-Through Rate on each Class of Floating Rate Securities will be reset daily, weekly, monthly, quarterly, semiannually or annually (such period being the "Interest Reset Period" for such Class, and the first day of each Interest Reset Period being an "Interest Reset Date"), as specified in the applicable Prospectus Supplement. Interest Reset Dates with respect to each Series, and any Class within such Series of Floating Rate Securities will be specified in the applicable Prospectus Supplement; provided, however, that unless otherwise specified in such Prospectus Supplement, the Note Interest Rates or Pass-Through Rate in effect for the ten days immediately prior to the Scheduled Final Distribution Date will be that in effect on the tenth day preceding such Scheduled Final Distribution Date. If an Interest Reset Date for any Class of Floating Rate Securities would otherwise be a day that is not a Business Day, such Interest Reset Date will occur on a prior or succeeding Business Day specified in the applicable Prospectus Supplement.

     Unless otherwise specified in the applicable Prospectus Supplement, interest payable in respect of Floating Rate Securities shall be the accrued interest from and including the Original Issue Date of such Series or Class or the last Interest Reset Date to which interest has accrued and been distributed, as the case may be, to but excluding the immediately following Distribution Date.

     With respect to a Floating Rate Security, accrued interest shall be calculated by multiplying the Security Principal Balance of such Security (or, in the case of a Strip Security with no or a nominal Security Principal Balance, the Notional Amount specified in the applicable Prospectus Supplement) by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. Unless otherwise specified in the applicable Prospectus Supplement, the interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day is computed by dividing the Note Interest Rate or Pass-Through Rate is in effect on such day by 360, in the case of LIBOR Securities, Commercial Paper Rate Securities, Federal Funds Rate Securities and CD Rate Securities or by the actual number of days in the year, in the case of Treasury Rate Securities. For purposes of making the foregoing calculation, the variable Note Interest Rate or Pass-Through Rate in effect on any Interest Reset Date will be the applicable rate as reset on such date.

     Unless otherwise specified in the applicable Prospectus Supplement, all percentages resulting from any calculation of the Note Interest Rate or Pass-Through Rate on a Floating Rate Security will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and all currency amounts used in or resulting from such calculation on Floating Rate Securities will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upward).

     Interest on any Series (or Class within such Series) of Floating Rate Securities will be distributable on the Distribution Dates and for the interest accrual periods as and to the extent set forth in the applicable Prospectus Supplement.

     Upon the request of the holder of any Floating Rate Security of a given Series or Class, the Calculation Agent for such Series or Class will provide the
Note Interest Rate or Pass-Through  Rate then in effect and, if determined,  the
Note Interest Rate or Pass-Through Rate that will become effective on the next Interest Reset Date with respect to such Floating Rate Security.

     (1) CD Rate Securities. Each CD Rate Security will bear interest for each Interest Reset Period at the Note Interest Rate or Pass-Through Rate calculated with reference to the CD Rate and the Spread or Spread Multiplier, if any, specified in such Security and in the applicable Prospectus Supplement.

     Unless otherwise specified in the applicable Prospectus Supplement, the "CD Rate" for each Interest Reset Period shall be the rate as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "CD Rate Determination Date") for negotiable certificates of deposit having the Index Maturity designated in the applicable Prospectus Supplement as published in H. 15(519) under the heading "CDs (Secondary Market)." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such CD Rate Determination Date, then the "CD Rate" for such Interest Reset Period will be the rate on such CD Rate Determination Date for negotiable certificates of deposit of the Index Maturity designated in the applicable Prospectus Supplement as published in Composite Quotations under the heading "Certificates of Deposit." If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H. 15(519) or Composite Quotations, then the "CD Rate" for such Interest Reset Period will be calculated by the Calculation Agent for such CD Rate Security and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such CD Rate Determination Date, of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for such CD Rate Security for negotiable certificates of deposit of major United States money center banks of the highest credit standing (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity designated in the related Prospectus Supplement in a denomination of $5,000,000; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting offered rates as mentioned in this sentence, the "CD Rate" for such Interest Reset Period will be the same as the CD Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Note Interest Rate or Pass-Through Rate).

     The "Calculation Date" pertaining to any CD Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such CD Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.

     (2) Commercial Paper Rate Securities. Each Commercial Paper Rate Security will bear interest for each Interest Reset Period at the Note Interest Rate or Pass-Through Rate calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any, specified in such Security and in the applicable Prospectus Supplement.

     Unless otherwise specified in the applicable Prospectus Supplement, the "Commercial Paper Rate" for each Interest Reset Period will be determined by the Calculation Agent for such Commercial Paper Rate Security as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "Commercial Paper Rate Determination Date") and shall be the Money Market Yield (as defined below) on such Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified in the applicable Prospectus Supplement, as such rate shall be published in H.15(519) under the heading "Commercial Paper." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such Commercial Paper Rate Determination Date, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield on such Commercial Paper Rate Determination Date of the rate for commercial paper of the specified Index Maturity as published in Composite Quotations under the heading "Commercial Paper." If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H. 15(519) or Composite Quotations, then the "Commercial Paper Rate' for such Interest Reset Period shall be the Money Market Yield of the arithmetic mean of the offered rates, as of 11:00 a.m., New York City time, on such Commercial paper Rate Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for such Commercial Paper Rate Security for commercial paper of the specified Index Maturity placed for an industrial issuer whose bonds are rated "AA" or the equivalent by a nationally recognized rating agency; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting offered rates as mentioned in this sentence, the "Commercial Paper Rate" for such Interest Reset Period will be the same as the Commercial Paper Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Note Interest Rate or Pass-Through Rate).

     "Money Market Yield" shall be a yield calculated in accordance with the following formula:

                  Money Market Yield =     D X 360           x 100
                                        -------------
                                        360 - (D X M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the specified Index Maturity.

     The "Calculation " pertaining to any Commercial Paper Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such Commercial Paper Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.

     (3) Federal Funds Rate Securities. Each Federal Funds Rate Security will bear interest for each Interest Reset Period at the Note Interest Rate or Pass-Through Rate calculated with reference to the Federal Funds Rate and the Spread or Spread Multiplier, if any, specified in such Security and in the applicable Prospectus Supplement.

     Unless otherwise specified in the applicable Prospectus Supplement, the "Federal Funds Rate" for each Interest Reset Period shall be the effective rate on the Interest Reset Date for such Interest Reset Period (a "Federal Funds Rate Determination Date") for Federal Funds as published in H. 15(519) under the heading "Federal Funds (Effective)." In the event that such rate is not published prior to 3:00 p.m. New York City time, on the Calculation

Date (as defined below) pertaining to such Federal Funds Rate Determination Date, the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H. 15(519) or Composite Quotations, then the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date made publicly available by the Federal Reserve Bank of New York which is equivalent to the rate which appears in H. 15(519) under the heading "Federal Funds (Effective"; provided, however, that if such rate is not made publicly available by the Federal Reserve Bank of New York by 3:00 p.m., New York City time, on such Calculation Date, the "Federal Funds Rate" for such Interest Reset Period will be the same as the Federal Funds Rate in effect for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Note Interest Rate or Pass-Through Rate). Unless otherwise specified in the applicable Prospectus Supplement, in the case of a Federal Funds Rate Security that resets daily, the Note Interest Rate or Pass-Through Rate on such Security for the period from and including a Monday to but excluding the succeeding Monday will be reset by the Calculation Agent for such Security on such second Monday (or, if not a Business Day, on the next succeeding Business Day) to a rate equal to the average of the Federal Funds Rates in effect with respect to each such day in such week.

     The "Calculation Date" pertaining to any Federal Funds Rate Determination Date shall be the next succeeding Business Day.

     (4) LIBOR Securities. Each LIBOR Security will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to LIBOR and the Spread or Spread Multiplier, if any, specified in such, Security and in the applicable Prospectus Supplement.

     With respect to LIBOR indexed to the offered rates for U.S. dollar deposits, unless otherwise specified in the applicable Prospectus Supplement, "LIBOR" for each Interest Reset Period will be determined by the Calculation Agent for any LIBOR Security as follows:

          (i) On the second London Banking Day prior to the Interest Reset Date for such Interest Reset Period (a "LIBOR Determination Date"), the Calculation Agent for such LIBOR Security will determine the arithmetic mean of the offered rates for deposits in U.S. dollars for the period of the Index Maturity specified in the applicable Prospectus Supplement, commencing on such Interest Reset Date, which appear on the Reuters Screen LIBO Page at approximately 11:00 a.m., London time, on such LIBOR Determination Date. "Reuters Screen LIBO Page" means the display designated as page "LIBOR" on the Reuters Monitor Money Rates Service (or such other page may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks). If at least two such offered rates appear on the Reuters Screen LIBO Page, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such offered rates as determined by the Calculation Agent for such LIBOR Security

          (ii) If fewer than two offered rates appear on the Reuters Screen LIBO Page on such LIBOR Determination Date, the Calculation Agent for such LIBOR Security will request the principal London offices of each of four major banks in the London interbank market selected by such Calculation Agent with its offered quotations for deposits in U.S. dollars for the period of the specified Index Maturity, commencing on such Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than $1,000,000 that is representative of a single transaction in such market at such time. If at least two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of rates quoted by three major banks in The City of New York selected by the Calculation Agent for such LIBOR Security at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks, for the period of the specified Index Maturity, commencing on such Interest Reset Date, and in a principal amount equal to an amount of not less than $1,000,000 that is representative of a single transaction in such market at such time; provided, however, that if fewer than three banks selected as aforesaid by such Calculation Agent are quoting rates as mentioned in this sentence, "LIBOR" for such Interest Reset Period will be the same as

     LIBOR for the immediately preceding Interest Reset Period (or, if there was
     no  such  Interest  Reset  Period,   the  Initial  Note  Interest  Rate  or
     Pass-Through Rate).

     If LIBOR with respect to any LIBOR Security is indexed to the offered rates for deposits in a currency other than U.S. dollars, the applicable Prospectus Supplement will set forth the method for determining such rate.

     (5)Treasury Rate Securities. Each Treasury Rate Security will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if any, specified in such Security and in the applicable Prospectus Supplement.

     Unless otherwise specified in the applicable Prospectus Supplement, the "Treasury Rate for each Interest Reset Period will be the rate for the auction held on the Treasury Rate Determination Date (as defined below) for such Interest Reset Period of direct obligations of the United States ("Treasury bills") having the Index Maturity specified in the applicable Prospectus Supplement, as such rate shall be published in H. 15(519) under the heading "U.S. Government Certificates-Treasury bills-auction average (investment)" or, in the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such Treasury Rate Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) on such Treasury Rate Determination Date as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury bills having the specified Index Maturity are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date, or if no such auction is held on such Treasury Rate Determination Date, then the "Treasury Rate" for such Interest Reset Period shall be calculated by the Calculation Agent for such Treasury Rate Security and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by such Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the specified Index Maturity; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting bid rates as mentioned in this sentence, then the "Treasury Rate" for such Interest Reset Period will be the same as the Treasury Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Note Interest Rate or Pass-Through Rate).

     The "Treasury Rate Determination Date" for each Interest Reset Period will be the day of the week in which the Interest Reset Date for such Interest Reset Period falls on which Treasury bills would normally be auctioned. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Rate Determination Date pertaining to the Interest Reset Period commencing in the next succeeding week. Unless otherwise specified in the applicable Prospectus Supplement, if an auction date shall fall on any day that would otherwise be an Interest Reset Date for a Treasury Rate Security, then such Interest Reset Date shall instead be the Business Day immediately following such auction date.

     The "Calculation Date" pertaining to any Treasury Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such Treasury
Rate Determination Date or, if such a day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.

Principal of the Securities

     Unless the related Prospectus Supplement provides otherwise, each Security (other than certain Classes of Strip Securities) will have a "Security Principal Balance" which, at any time, will equal the maximum amount that the holder thereof will be entitled to receive in respect of principal out of the future cash flow on the Deposited Assets and other assets securing such Note or included in the related Trust. Unless otherwise specified in the related Prospectus Supplement, distributions generally will be applied to undistributed accrued interest on, then to principal of, and then to premium (if any) on, each such Security of the Class or

Classes entitled thereto (in the manner and priority specified in such Prospectus Supplement) until the aggregate Security Principal Balance of such Class or Classes has been reduced to zero. The outstanding Security Principal Balance of a Security will be reduced to the extent of distributions of principal thereon, and, if applicable pursuant to the terms of the related Series, by the amount of any net losses realized on any Deposited Asset ("Realized Losses") allocated thereto. The initial aggregate Security Principal Balance of a Series and each Class thereof will be specified in the related Prospectus Supplement. Distributions of principal of any Class of Securities will be made on a pro rata basis among all the Securities of such Class. Strip Securities with no Security Principal Balance will not receive distributions of principal.

Optional Exchange

     If a holder may exchange Securities of any given Series for a pro rata portion of the Deposited Assets, the applicable Prospectus Supplement will designate such Series as an "Exchangeable Series". The terms upon which a holder may exchange Securities of any Exchangeable Series for a pro rata portion of the Deposited Assets will be specified in the related Prospectus Supplement; provided, however, that any right of exchange shall be exercisable only to the extent that such exchange would not be inconsistent with the Company's and any SPV's or Trust's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940 and all applicable rules, regulations and interpretations thereunder. Such terms may relate to, but are not limited to, the following:

          (a) a requirement that the exchanging holder tender to the Trustee Securities of each Class within such Exchangeable Series;

          (b) a minimum Security Principal Balance or Notional Amount, as applicable, with respect to each Security being tendered for exchange;

          (c) a  requirement  that the  Security  Principal  Balance or Notional
     Amount, as applicable, of each Security tendered for exchange be an integral multiple of an amount specified in the Prospectus Supplement;

          (d) specified dates during which a holder may effect such an exchange (each, an "Optional Exchange Date");

          (e) limitations on the right of an exchanging holder to receive any benefit upon exchange from any Credit Support or other non-Term Assets deposited in the applicable Trust; and

          (f) adjustments to the value of the proceeds of any exchange based upon the required prepayment of future expense allocations and the establishment of a reserve for any anticipated Extraordinary Trust Expenses.

     Unless otherwise specified in the related Prospectus Supplement, in order for a Security of a given Exchangeable Series (or Class within such Exchangeable Series) to be exchanged by the applicable Securityholder, the Trustee for such Security must receive, at least 30 (or such shorter period acceptable to the Trustee) but not more than 45 days prior to an Optional Exchange Date (i) such Security with the form entitled "Option to Elect Exchange" on the reverse thereof duly completed, or (ii) in the case of Registered Securities, a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc., the Depositary (in accordance with its normal procedures) or a commercial bank or trust company in the United States setting forth the name of the holder of such Registered Security, the Security Principal Balance or Notional Amount of such Registered Security to be exchanged, the certified number or a description of the tenor and terms of such Registered Security, a statement that the option to elect exchange is being exercised thereby and a guarantee that the Registered Security to be exchanged with the form entitled "Option to Elect Exchange" on the reverse of the Registered Security duly completed will be received by such Trustee not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter. If the procedure described in clause
(ii) of the preceding sentence is followed, then such Registered Security and form duly completed must be received by such Trustee by such fifth Business Day. Any tender of Security by the holder for exchange shall be irrevocable. The exchange option may be exercised by the holder of a Security for less than the entire Security Principal Balance of such Security provided that the Security Principal Balance or Notional Amount, as applicable, of such Security remaining outstanding after redemption is an authorized denomination and all other exchange requirements set forth in the related Prospectus Supplement are satisfied. Upon such partial exchange, such Security shall be cancelled and a new Security or Securities for the remaining Security Principal Balance thereof shall be issued (which, in the case of any Registered Security, shall be in the name of the holder of such exchanged Security).

     Unless otherwise specified in the applicable Prospectus Supplement, because initially and until Definitive Securities are issued each Security will be represented by a Global Security, the Depositary's nominee will be the Securityholder of such Security and therefore will be the only entity that can exercise a right of exchange. In order to ensure that the Depositary's nominee will timely exercise a right of exchange with respect to a particular Security, the beneficial owner of such Security must instruct the broker or other direct or indirect participant through which it holds an interest in such Security to notify the Depositary of its desire to exercise a right of exchange. Different firms have different cut-off times for accepting instructions from their customers, and, accordingly, each beneficial owner should consult the broker or other direct or indirect participant through which it holds an interest in a Security in order to ascertain the cut-off time by which such an instruction must be given in order for timely notice to be delivered to the Depositary.

     Unless otherwise provided in the applicable Prospectus Supplement, upon the satisfaction of the foregoing conditions and any applicable conditions with respect to the related Deposited Assets, as described in such Prospectus
Supplement, the applicable Securityholder will be entitled to receive a distribution of a pro rata share of the Deposited Assets related to the Exchangeable Series (and Class within such Exchangeable Series) of the Security being exchanged, in the manner and to the extent described in such Prospectus Supplement. Alternatively, to the extent so specified in the applicable Prospectus Supplement, the applicable Securityholder, upon satisfaction of such conditions, may direct the related Trustee to sell, on behalf of such Securityholder, such pro rata share of the Deposited Assets, in which event the Securityholder shall be entitled to receive the net proceeds of such sale, less any costs and expenses incurred by such Trustee in facilitating such sale, subject to any additional adjustments set forth in the Prospectus Supplement.

Put Option

     If specified in the applicable Prospectus Supplement, a holder may put Securities of a given Series to the Company, an SPV or a third party. The terms upon which a holder may put its Securities (including the price) will be specified in the related Prospectus Supplement; provided, however, the any put option shall be exercisable only to the extent that such put would not be inconsistent with the Company's and any SPV's or Trust's continued satisfaction of the applicable requirements for exemption under 3a-7 under the Investment Company act of 1940 and all applicable rules, regulations and interpretations thereunder.

Global Securities

     Unless otherwise specified in the applicable Prospectus Supplement, all Securities of a given Series (or, if more than one Class exists, any given Class within that Series) will, upon issuance, be represented by one or more Global Securities that will be deposited with, or on behalf of. The Depository Trust Company, New York, New York (for Registered Securities denominated and payable in U.S. dollars), or such other depositary identified in the related Prospectus Supplement (the "Depositary"), and registered in the name of a nominee of the Depositary. Global Securities may be issued in either registered or bearer form and in either temporary or definitive form. See "Limitations on Issuance of Bearer Securities" for provisions applicable to Securities issued in bearer form. Unless and until it is exchanged in whole or in part for the individual Securities represented thereby (each a "Definitive Security"), a Global Security may not be transferred except as a whole by the Depositary for such Global Security to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor of such Depositary or a nominee of such successor.

     The Depository Trust Company has advised the Company as follows: The Depository Trust Company is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a
"clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. The Depository Trust Company was created to hold securities of its participants and to facilitate the clearance and settlement of securities transactions among the institutions that have accounts with such Depositary ("participants") in such securities through electronic book-entry changes in accounts of the participants, thereby eliminating the need for physical movement of securities certificates. Such Depositary's participants include securities brokers and dealers (including the Offering Agent), banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own such Depositary. Access to such Depositary's book-entry system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly. The Depository Trust Company has confirmed to the Company that it intends to follow such procedures.

     Upon the issuance of a Global Security, the Depositary for such Global Security will credit, on its book-entry registration and transfer system, the respective principal amounts of the individual Securities represented by such Global Security to the accounts of its participants. The accounts to be accredited shall be designated by the underwriters of such Securities, or, if such Securities are offered and sold directly through one or more agents, by the Company, or such agent or agents. Ownership of beneficial interests in Global Security will be limited to participants or Persons that may hold beneficial interests through participants. Ownership of beneficial interests in a Global Security will be shown on, and the transfer of that ownership will be effected only through, records maintained by the Depositary for such Global Security or by participants or Persons that hold through participants. The laws of some states require that certain purchasers of securities take physical delivery of such securities. Such limits and such laws may limit the market for beneficial interests in a Global Security.

     So long as the Depositary for a Global Security, or its nominee, is the owner of such Global Security, such Depositary or such nominee, as the case may be, will be considered the sole Securityholder of the individual Securities represented by such Global Security for all purposes. Except as set forth below, owners of beneficial interests in a Global Security will not be entitled to have any of the individual Securities represented by such Global Security registered in their names, will not receive or be entitled to receive physical delivery of any such Securities and will not be considered the Securityholder thereof. Because the Depositary can only act on behalf of its participants, the ability of a holder of any Security to pledge that Security to persons or entities that do not participate in the Depositary's system, or to otherwise act with respect to such Security, may be limited due to the lack of a physical certificate for such Security.

     Subject to the restrictions discussed under "Limitations on Issuance of Bearer Securities" below, distributions of principal of (and premium, if any) and any interest on individual Securities represented by a Global Security will be made to the Depositary or its nominee, as the case may be, as the Securityholder of such Global Security. None of the Company, the applicable SPV, the Administrative Agent, if any, the Trustee for such Securities, any Paying Agent or the Security Registrar for such Securities will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial interests in such Global Security or for maintaining, supervising or reviewing any records relating to such beneficial interests.

     The Company expects that the Depositary for Securities of a given Class and Series, upon receipt of any distribution of principal, premium or interest in respect of a definitive Global Security representing any of such Securities, will credit immediately participants' accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of payments by participants to owners of beneficial interests in such Global Security as shown on the records of such Depositary. The Company also expects that payments by participants to owners of beneficial interests in such Global Security held through such participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in "street name", and will be the responsibility of such participants. Receipt by owners of beneficial interests in a temporary Global Security of payments of principal, premium or interest in respect thereof will be subject to the restrictions discussed below under "Limitations on Issuance of Bearer Securities".

     If the Depositary for Securities of a given Class of any Series is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days, the Company will issue individual Definitive Securities in exchange for the Global Security or Securities representing such Securities. In addition, the Company may at any time and in its sole discretion determine not to have any Securities of a given Class represented by one or more Global Securities and, in such event, will issue individual Definitive Securities of such Class in exchange for the Global Security or Securities representing such Securities. Further, if the Company so specifies with respect to the Securities of a given Class, an owner of a beneficial interest in a Global Security representing Securities of such Class may, on terms acceptable to the Company and the Depositary for such Global Security, receive individual Definitive Securities in exchange for such beneficial interest. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery of individual Definitive Securities of the Class represented by such Global Security equal in principal amount to such beneficial interest and to have such Definitive Securities registered in its name (if the Securities of such Class are issuable as Registered Securities). Individual Definitive
Securities of such Class so issued will be issued (a) as Registered Securities in denominations, unless otherwise specified by the Company, of $1,000 and integral multiples thereof if the Securities or such Class are issuable as Registered Securities, (b) as Bearer Securities in the denomination or denominations specified by the Company if the Securities of such Class are issuable as Bearer Securities or (c) as either Registered or Bearer Securities, if the Securities of such Class are issuable in either form. See, however, "Limitations on Issuance of Bearer Securities" below for a description of certain restrictions on the issuance of individual Bearer Securities in exchange for beneficial interests in a Global Security.

     The applicable Prospectus Supplement will set forth any specific terms of the depositary arrangement with respect to any Class or Series of Securities being offered thereby to the extent not set forth or different from the description set forth above.


               DESCRIPTION OF DEPOSITED ASSETS AND CREDIT SUPPORT

General

                     [SELECT ONE OF THE BRACKETED SECTIONS]

     [Alternative 1] [Each Certificate of each Series (or if more than one Class exists, each Class (whether or not each such Class is offered hereby) within such Series) will represent an ownership interest, subject to the interests of the Noteholders, specified for such Series (or Class) of Certificates in a designated, publicly issued, fixed income debt security or a pool of such debt Certificates (the "Term Assets") issued by one or more Issuers (the "Term Assets Issuers"), purchased by a Trust with proceeds from, and at the direction of, the Company or purchased by the Company (or an affiliate thereof) in the secondary market and assigned to a Trust as described in the applicable Prospectus
Supplement. The Term Assets Issuers will be one or more corporations, banking organizations or insurance companies organized under the laws of the United States or any state, which are subject to the informational requirements of the Exchange Act and which, in accordance therewith, file reports and other information with the Commission. Based on information contained in the offering document pursuant to which any Term Assets Issuer's securities were originally offered (a "Term Asset Prospectus"), the applicable Prospectus Supplement shall set forth certain information with respect to the public availability of information with respect to any Term Assets Issuer the debt securities of which constitute more than ten percent of the Term Assets for any series of Securities as of the date of such Prospectus Supplement ("Concentrated Term Assets"). The specific terms and conditions of the Term Assets will be set forth in the related Prospectus Supplement.]

     [Alternative 2] [Each Certificate of each Series (or if more than one Class exists, each Class (whether or not each such Class is offered hereby) within such Series) will represent an ownership interest, subject to the interests of the Noteholders, specified for such Series (or Class) of Certificates in a designated, publicly issued, fixed income debt security or a pool of such debt securities (the "Term Assets"), purchased by the Company (or an affiliate thereof) in the secondary market and assigned to a Trust as described in the applicable Prospectus Supplement. Each Term Asset will represent an obligation issued or guaranteed by a foreign government, political subdivision or agency or instrumentality thereof. Any pool of such publicly offered foreign government debt securities may include both registered and unregistered offerings. Each Term Asset or Term Assets in the case of debt securities with a common obligor, that represents ten percent or more of the total Term Assets with respect to any Series of Securities as of the date of the related Prospectus Supplement ("Concentrated Term Assets") will represent an obligation issued or guaranteed by a foreign government, one of its political subdivisions or an agency or instrumentality of the foregoing which has offered debt securities in the United States pursuant to a registration statement filed with the Commission containing information required by Schedule B of the Securities Act ("Schedule B"), which qualifies as a "seasoned" issuer under Commission practice and which issuer or guarantor the Company reasonably believes (based on publicly available information) is eligible to use Schedule B as of the time of any offering of Securities hereunder. The Term Assets may include obligations of any or all of the following Foreign Governments (which may include obligations guaranteed by the following): Austria, Australia, Canada, Canadian Provinces, Denmark, Finland, France, Germany, Ireland, Japan, Norway, Italy, Spain, Sweden and the United Kingdom. The Prospectus Supplement for any series will set forth the Foreign Government obligations included in the related Trust.]

     [Alternative 3] [Each Certificate of each Series (or if more than one Class exists, each Class (whether or not each such Class is offered hereby) within such Series) will represent an ownership interest, subject to the interests of the Noteholders, specified for such Series (or Class) of Certificates in a designated, publicly issued, fixed income debt security or pool of such debt securities (the "Term Assets"), purchased by the Company (or an affiliate thereof) in the secondary market and assigned to a Trust as described in the applicable Prospectus Supplement. The Term Assets will represent direct obligations of one or more foreign private issuers (as such term is defined in Rule 405 of the Securities Act) subject to the informational requirements of the Exchange Act and which in accordance therewith file reports and other information with the Commission.]

     [Alternative 4] [Each Certificate of each Series (or if more than one Class exists, each Class (whether or not each such Class is offered hereby) within such Series) will represent an ownership interest, subject to the interests of the Noteholders specified for such Series (or Class) of Certificates in a designated, publicly issued, fixed income debt security or a pool of such debt securities (the "Term Assets"), purchased by the Company (or an affiliate thereof) in the secondary market and assigned to a Trust as described in the applicable Prospectus Supplement. Each Term Asset will represent an obligation
(i) issued or guaranteed by the United States of America or any agency thereof for the payment of which the full faith and credit of the United States of America is pledged ("Treasury Securities") or (ii) of a U.S. governmental sponsored organization created pursuant to federal statute (a "GSE"). As specified in the applicable Prospectus Supplement, the obligations of one or more of the following GSEs may be included in a Trust: Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Association ("Freddie Mae"), Student Loan Marketing Association ("Sallie Mae"), Resolution Funding Corporation ("REFCORP"), Federal Home Loan Banks ("FHLB") (to the extent such obligations represent the joint and several obligation of the twelve Federal Home Loan Banks), Tennessee Valley Authority ("TVA") and Federal Farm Credit Banks ("FFCB"). GSE debt securities are exempt from registration under the Securities Act pursuant to Section 3(a)(2) of the Securities Act (or are deemed by statute to be so exempt) and are not required to be registered under the Exchange Act. The securities of any GSE will be included in a Trust only to the extent (A) its obligations are supported by the full faith and credit of the U.S. government or (B) such organization makes publicly available its annual report which shall include financial statements or similar financial information with respect to such organization (a "GSE Issuer"). Based on information contained in the prospectus pursuant to which any GSE Issuer's securities were originally offered (a "Term Asset Prospectus"), the applicable Prospectus
Supplement will set forth certain information with respect to the public availability of information with respect to any GSE Issuer the debt securities of which constitute more than ten percent of the Term Assets for any series of Securities as of the date of such Prospectus Supplement. The specific terms and conditions of the Term Assets will be set forth in the related Prospectus Supplement.]

     [Alternative 5][Each Certificate of each Series (or if more than one Class exists, each Class (whether or not each such Class is offered hereby) within such Series) will represent an ownership interest, subject to the interests of the Noteholders, specified for such Series (or Class) of Certificates in certain credit card, charge card or debit card receivables or securities representing an interest in or secured by such receivables. The property with respect to each Series will be composed of (a) the Deposited Assets, which may include (i) one or more pools of receivables (collectively, the "Receivables") generated or to be generated from time to time in the ordinary course of business in one or more portfolios or revolving credit card, charge card or debit card accounts (collectively, the "Accounts"), (ii) a designated, publicly issued, asset backed security or a pool of such asset backed securities representing an interest in or secured by Receivables ("Credit Card Securities") and (iii) one or more derivative products or such other assets specified in the related Prospectus Supplement, (b) any Credit Support, and (c) the amount, if any, initially deposited in any trust account for a Series as specified in the related Prospectus Supplement (including for purposes of acquiring the Deposited Assets or Credit Support). The Company (or an affiliate thereof) will purchase the Term Assets in the secondary market and assign or transfer the Term Assets to a trust or an SPV or will direct the Trustee to purchase the specified Term Assets on behalf of the Trust with a portion of the proceeds of the offering, as described in the applicable Prospectus Supplement.

     The Deposited Assets included in a Trust for a Series may consist of any combination of Receivables and Credit Card Securities, to the extent and as specified in the related Prospectus Supplement.

     The following is a general description of the Deposited Assets expected to be included with respect to a Series. Specific information regarding the actual Deposited Assets will be provided in the Prospectus Supplement used to offer a Series of Notes or Certificates and, to the extent not contained in the related Prospectus Supplement, in a Current Report on Form 8-K to be filed with the Commission within 15 days after the initial issuance of such Securities.

Receivables

     General. The Deposited Assets for a Series may consist, in whole or in part, of Receivables. The following discussion of the Receivables, the related Accounts and the terms thereof will be generally applicable to Receivables underlying a Credit Card Security and the Agreement relating to such Credit Card Security. The Accounts will consist of the initial Accounts sold by a Seller, as well as any Additional Accounts added from time to time, but will not include any removed Accounts. Each Seller will convey to the Company or the applicable SPV all Receivables existing on a cut-off date (the "Cut-off Date") in certain Accounts and all Receivables arising in such Accounts from time to time thereafter. The Receivables may be payable in U.S. dollars or in any other foreign currency. After the Cut-off Date, the Seller may convey to the Company or the applicable SPV the Receivables in certain Additional Accounts, in accordance with the provisions of the applicable Agreement. In addition, pursuant to the Agreement, the Seller in some circumstances will be obligated to designate Additional Accounts the Receivables in which will be conveyed to the applicable Trust or the applicable SPV or, in lieu thereof or in addition thereto, to include or transfer participations in Receivables ("Participants"). The Seller will convey to the applicable Trust or the applicable SPV all Receivables in Additional Accounts, whether such Receivables are then existing or thereafter created.

     Pursuant to the Agreement, the Seller will have the right (subject to certain limitations and conditions), but not the obligation, to remove the Receivables in certain Accounts ("Removed Accounts").

     "Credit Card Receivables" generally consist of periodic finance charges, annual membership fees, cash advance fees and late charges on amounts charged for merchandise and services and certain other fees designated by the Seller ("Finance Charge Receivables") and all amounts charged by cardholders for merchandise and services, amounts advanced to cardholders as cash advances and certain other fees billed to cardholders on the Accounts ("Principal
Receivables"). In addition, certain interchange attributable to cardholder charges for merchandise and services in the Accounts may be treated as Finance Charge Receivables. "Interchange" consists of certain fees received by a credit card-issuing bank from the VISA and MasterCard International associations as partial compensation for taking risk, absorbing fraud losses and funding receivables for a limited period prior to initial billing. Under the VISA and MasterCard International systems, a portion of the Interchange in connection with cardholder charges for merchandise and services is passed from banks which clear the transactions for merchants to credit card-issuing banks. VISA and MasterCard International may from time to time change the amounts of Interchange reimbursed to banks issuing their credit cards.

     "Credit Card Receivables" consist of amounts charged on designated Accounts for merchandise and services, and all annual membership fees and certain other administrative fees billed to the designated Accounts. Receivables originated under charge card Accounts are not subject to a monthly finance charge.

     There are vicious distinctions between credit card Accounts and charge card Accounts. Credit card Accounts offer revolving credit plans to their customers. Charge card Accounts generally have no pre-set spending limit and are designated for use as a convenient method of payment for the purchase of merchandise and services. Charge card Accounts generally cannot be used as a means of financing such purchases. Accordingly, the full balance of a month's purchases is billed to cardmembers and is due upon receipt of the billing statement. By contrast, revolving credit plans allow customers to make a minimum monthly payment and to borrow the remaining outstanding balance from the credit issuer up to a predetermined limit. As a result of these payment requirement differences, charge card Accounts generally have a high monthly payment rate and balances which turn over rapidly relative to their charge volume when compared to credit card Accounts.

     Another distinction between charge card Accounts and credit card Accounts is that charge card Account balances are generally not subject to monthly finance charges. As described above, the full account balance is billed monthly and is due upon receipt of the billing statement. Cardmembers do not have the option of using their charge card Accounts to extend payment and to pay a finance charge on the remaining outstanding balance. Credit card Accounts, by contrast, do allow customers to pay a specified minimum portion of an outstanding amount and to finance the balance at a finance charge rate determined by the credit card issuer. (Because charge card Account balances may not be assessed finance charges, a portion of collections on Receivables in charge card Accounts received in any specified collection period will generally be allocated to allow for interest payments or yield payments based on the product of such collections and a specified yield factor.) Each related Prospectus Supplement, where applicable, will describe the yield calculation for a specific portfolio of charge card Accounts.

Additional Information Relating to Receivables

     The related prospectus Supplement for each Series will provide information with respect to the Receivables included as Term Assets as of the Cut-off Date, including, among other things, the aggregate principal balance of the Receivables and whether the Receivables are credit card Receivables, charge card Receivables or debit card Receivables.

     The eligibility criteria which shall apply with respect to the Term Assets will be specified in the related Prospectus Supplement. The related Prospectus Supplement will provide information, including, among other things, (a) underwriting criteria; (b) the loss and delinquency experience for the portfolio of Receivables; (c) the composition of the portfolio by account balance; and (d) the geographic distribution of Accounts and Receivables. The related Prospectus Supplement will also specify any other limitations on the types or characteristics of Receivables for a Series.

     If information of the nature described above with respect to the Receivables is not known to the Seller at the time the Securities are initially offered, approximate or more general information of the nature described above will be provided in the related Prospectus Supplement and additional information will be set forth in a Current Report on Form 8-K to be filed with the Commission within 15 days after the initial issuance of such Certificates.

Credit Card Securities

     The Credit Securities will consist of certain eligible credit or charge card asset backed securities which may include certificates representing undivided interests in, or notes or loans secured by Receivables generated in Accounts (as described above). Such certificates, notes or loans will have previously been offered and distributed to the public pursuant to an effective Registration Statement. Based on information contained in the offering document pursuant to which any of the Credit Card Securities were originally offered (each a "Term Assets Prospectus"), the applicable Prospectus Supplement will set forth certain information with respect to the public availability of information with respect to any Term Assets Issuer whose securities constitute more than [ten percent] of the Term Assets for any Series as of the date of such Prospectus Supplement ("Concentrated Term Asset"). More specific terms and conditions of the Term Assets will be set forth in the related Prospectus Supplement.

     This Prospectus relates only to the Securities offered hereby and does not relate to the Credit Card Securities. The following description of Credit Card Securities generally is intended only to summarize certain characteristics of the Credit Card Securities permitted to be included in a Series and does not purport to be a complete description of any particular Credit Card Security and is qualified in its entirety by reference to the applicable Prospectus Supplement, the Term Assets Prospectus, if any, and the Agreement with respect to any Credit Card Security.

     General. Each of the Term Assets has been issued pursuant to a pooling and servicing agreement, a master pooling and servicing agreement, a sale and servicing agreement, a trust agreement, indenture or similar agreement. The Seller will have entered into the Agreement with the trustee under such Agreement (the "Term Assets Trustee"). Receivables underlying an Agreement will be serviced by a servicer directly or by one or more sub-servicers who may be subject to the supervision of such servicer.

     The Term Assets Issuer will be a financial institution, corporation, or other entity engaged generally in the business of issuing credit or charge cards; any store or merchandiser that issues credit or charge cards; or a limited purpose corporation or other entity organized for the purpose of, among other things, establishing trusts and acquiring and selling receivables to such trusts, and selling beneficial interests in such trusts; or one of such trusts. If so specified in the related Prospectus Supplement, the Term Assets Issuer may be an affiliate of the Company. The obligations of the Term Assets Issuer or Seller will generally be limited to certain representations and warranties with respect to the assets conveyed by it to the related trust. Unless otherwise specified in the related Prospectus Supplement, none of the Term Assets Issuer, the Seller or the Servicer will have guaranteed any of the Credit Card Securities issued under the Agreement.

     Distributions of principal and interest will be made on the Term Assets on the dates specified in the related Prospectus Supplement. The Term Assets may be entitled to receive nominal or no principal distributions or nominal or no interest distributions. Principal and interest distributions will be made on the Term Assets by the Term Assets Trustee or the Servicer from the proceeds of the underlying Receivables and certain other underlying assets. The Seller or the Servicer may have the right to repurchase assets underlying the Term Assets after a certain date or under other circumstances specified in the related Prospectus Supplement.

     Term Assets Early Amortization Events. As specified in the Prospectus Supplement with respect to any Series, principal payments due to the holders of the Term Assets will generally either commence on a specified date prior to the final payment thereof or be provided for through the accumulation of certain collections in specified accounts to be distributed on the specified final payment date, but in each case principal may be paid earlier or later than such dates. However, if certain economic or non-economic events specified in the related Agreement occur (collectively referred to herein as "Term Assets Early Amortization Events"), monthly principal distributions to the holders of the Term Assets may begin on the first payment date following the occurrence of such Term Assets Early Amortization Event or the month in which such event occurs
(the  "Term  Assets  Early  Amortization  Period").  Reference  is  made  to the
Prospectus Supplement for a description of the Term Assets Early Amortization Events relevant to the Concentrated Terms Assets for any Series.

     Enhancement Related to Term Assets. Enhancement in the form of the reserve funds, subordination or other securities or interests issued under the Agreement, guarantees, letters or credit, cash collateral accounts, insurance policies or other types of enhancement (collectively, "Term Assets Enhancement") may be provided with respect to the Receivables underlying the Credit Card Securities or with respect to the Credit Card Securities themselves. The type, characteristics and amount of Term Assets Enhancement will be a function of certain characteristics of the underlying Receivables and other factors and will have been established for the Credit Card Securities on a basis consistent with the rating of such securities when they were originally issued.

     Underlying Receivables. The Credit Card Securities will represent an undivided beneficial interest in or be accrued by Receivables generated from time to time in the ordinary course of business in a portfolio of Accounts, funds collected or to be collected from cardholders in respect of such Receivables, the right to receive certain other fees and charges attributable to cardholders charges for merchandise and services in the Accounts and monies on deposit in certain accounts maintained pursuant to the Agreement. The Receivables underlying the Credit Card Securities may consist of either credit card Receivables, charge card Receivables or debit card Receivables. See "-- Receivables" above.

     The related Prospectus Supplement for each Series will provide additional information with respect to the Accounts and Receivables underlying any Concentrated Term Asset, including, among other things, the aggregate principal balance of the Receivables, based on information made publicly available with respect to the related Term Assets Issuer, and whether the Receivables are credit card receivables, charge card Receivables or debit card Receivables.]

Term Assets

     General. Unless otherwise specified in the related Prospectus Supplement each Term Asset will have been issued pursuant to an agreement (each, a "Term Assets Indenture") between the Term Assets Issuer and the Term Assets Trustee. Unless otherwise specified, the Term Assets Indenture and the Term Assets Trustee will be qualified under the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the Term Assets Indenture will contain certain provisions required by the Trust Indenture Act.

     Certain Covenants. Indentures generally contain covenants intended to protect security holders against the occurrence or effects of certain specified events, including restrictions limiting the issuer's, and in some cases any subsidiary's, ability to: (i) consolidate, merge, or transfer or lease assets;
(ii) incur or suffer to exist any lien, charge, or encumbrance upon any of its property or assets, or to incur, assume, guarantee or suffer to exist any indebtedness for borrowed money if the payment of such indebtedness is secured by the grant of such a lien; (iii) declare or pay any cash dividends, or make any distribution on or in respect of, or purchase, redeem, exchange or otherwise acquire or retire for value any capital stock or subordinated indebtedness of the issuer or its subsidiaries, if any. An indenture may also contain financial covenants which, among other things, require the maintenance of certain financial ratios or the creation or maintenance of reserves. Subject to certain exceptions, indentures typically may be amended or supplemented and past defaults may be waived with the consent of the indenture trustee, the consent of the holders of not less than a specified percentage of the outstanding securities, or both.

     The Term Assets Indenture related to one or more Term Assets included in a Trust may include some, all or none of the foregoing provisions or variations thereof or additional covenants not discussed herein. To the extent that the Term Assets are investment grade debt they are unlikely to contain significant restrictive covenants although certain non-investment grade debt may not be subject to restrictive covenants either. There can be no assurance that any such provision will protect the Trust as a holder of the Term Assets against losses. The Prospectus Supplement used to offer any Series of Securities will describe material covenants in relation to any Concentrated Term Asset and, as applicable, will describe material covenants which are common to any pool of Term Assets.

     Events of Default. Indentures generally provide that any one of a number of specified events will constitute an event of default with respect to the securities issued thereunder. Such events of default typically include the following or variations thereof: (i) failure by the issuer to pay an installment of interest or principal on the securities at the time required (subject to any specified grace period) or to redeem any of the securities when required (subject to any specified grace period); (ii) failure by the issuer to observe or perform any covenant, agreement, or condition contained in the securities or the indenture which failure is materially adverse to security holders and continues for a specified period after notice thereof is given to the issuer by the indenture trustee or the holders of not less than a specified percentage of the outstanding securities; (iii) failure by the issuer to make any required payment of principal (and premium, if any) or interest with respect to certain of the other outstanding debt obligations of the issuer or the acceleration by or on behalf of the holders thereof of such securities, and (iv) certain events of insolvency or bankruptcy with respect to the Term Assets Issuer.

     Remedies. Indentures generally provide that upon the occurrence of an event of default, the indenture trustee may, and upon the written request of the holders of not less than a specified percentage of the outstanding securities must, take such action as it may deem appropriate to protect and enforce the rights of the security holders. Certain indentures provide that the indenture trustee or a specified percentage of the holders of the outstanding securities have the right to declare all or a portion of the principal and accrued interest on the outstanding securities immediately due and payable upon the occurrence of certain events of default, subject to the issuer's right to cure, if applicable. Generally, an indenture will contain a provision entitling the trustee thereunder to be indemnified by the security holders prior to proceeding to exercise any right or power under such indenture with respect to such securities at the request of such security holders. An indenture is also likely to limit a security holder's right to institute certain actions or proceedings to pursue any remedy under the indenture unless certain conditions are satisfied, including consent of the indenture trustee, that the proceeding be brought for the ratable benefit of all holders of the security, and/or the indenture trustee, after being requested to institute a proceeding by the owners of at least a specified minimum percentage of the securities, shall have refused or neglected to comply with such request within a reasonable time.

     Each Term Assets Indenture may include some, all or none of the foregoing provisions or variations thereof or additional events of default not discussed herein. The Prospectus Supplement with respect to any Series of Securities will describe the events of default under the Term Assets Indenture with respect to any Concentrated Term Asset ("Term Asset Events of Default") and applicable remedies with respect thereto. With respect to any Trust comprised of a pool of securities, the applicable Prospectus Supplement will describe certain common Term Asset Events of Default with respect to such pool. There can be no assurance that any such provision will protect the Trust, as a holder of the Term Assets, against losses. If a Term Asset Event of Default occurs and the Trustee as a holder of the Term Assets is entitled to vote or take such other action to declare the principal amount of a Term Assets and any accrued and unpaid interest thereon to be due and payable, the Securityholders' objectives may differ from those of holders of other securities of the same series and class as any Term Asset ("Outstanding Debt Securities") in determining whether to declare the acceleration of the Term Assets.

     Subordination. As set forth in the applicable Prospectus Supplement, certain of the Term Assets with respect to any Trust may be either senior ("Senior Term Assets") or subordinated ("Subordinated Term Assets") in right to payment to other existing or future indebtedness of the Term Assets Issuer. With respect to Subordinated Term Assets, to the extent of the subordination provisions of such securities, and after the occurrence of certain events, security holders and direct creditors whose claims are senior to Subordinated Term Assets, if any, may be entitled to receive payment of the full amount due thereon before the holders of any subordinated debt securities are entitled to receive payment on account of the principal (and premium, if any) or any interest on such securities. Consequently, the Trust as a holder of subordinated debt may suffer a greater loss than if it held unsubordinated debt of the Term Assets Issuer. There can be no assurance, however, that in the event of a bankruptcy or similar proceeding the Trust as a holder of Senior Term Assets would receive all payments in respect of such securities even if holders of subordinated securities receive amounts in respect of such securities. Reference is made to the Prospectus Supplement used to offer any Series of Securities for a description of any subordination provisions with respect to any Concentrated Term Assets and the percentage of Senior Term Assets and Subordinated Term Assets, if any, in a Trust comprised of a pool of securities.

     Secured Obligations. Certain of the Term Assets with respect to any Trust may represent secured obligations of the Term Assets Issuer ("Secured Term Assets"). Generally, unless an event of default shall have occurred, or with respect to certain collateral or as otherwise set forth in the indenture pursuant to which such securities were offered and sold, an issuer of secured obligations generally has the right to remain in possession and retain exclusive control of the collateral securing a security and to collect, invest and dispose of any income related to the collateral. The indenture pursuant to which any secured indebtedness is issued may also contain certain provisions for release, substitution or disposition of collateral under certain circumstances with or without the consent of the indenture trustee or upon the direction of not less than a specified percentage of the security holders. The indenture pursuant to which any secured indebtedness is issued will also provide for the disposition of the collateral upon the occurrence of certain events of default with respect thereto. In the event of a default in respect of any secured obligation, security holders may experience a delay in payments on account of principal (and premium, if any) or any interest on such securities pending the sale of any collateral and prior to or during such period the related collateral may decline in value. If proceeds of the sale of collateral following an indenture event of default are insufficient to repay all amounts due in respect of any secured obligations, the holders of such securities (to the extent not repaid from the proceeds of the sale of the collateral) would have only an unsecured claim ranking pari passu with the claims of all other general unsecured creditors.

     The Term Assets Indenture with respect to any Secured Term Asset may include, some, or all or none of the foregoing provisions or variations thereof. The Prospectus Supplement used to offer any Series of Securities which includes Concentrated Term Assets which are Secured Term Assets, will describe the security provisions of such Term Assets and the related collateral. With respect to any Trust comprised of a pool of securities, a substantial portion of which are Secured Term Assets, the applicable Prospectus Supplement will disclose certain general information with respect to such security provisions and the collateral.

Principal Economic Terms of Term Assets

     Reference is made to the applicable Prospectus Supplement with respect to each Series of Securities for a description of the following terms, as applicable, of any Concentrated Term Asset: (i) the title and series of such

Term Assets, the aggregate principal amount, denomination and form thereof; (ii) whether such securities are senior or subordinated to any other obligations of the issuer; (iii) whether any of the obligations are secured or unsecured and the nature of any collateral; (iv) the limit, if any, upon the aggregate principal amount of such debt securities; (v) the dates on which, or the range of dates within which, the principal of (and premium, if any, on) such debt securities will be payable; (vi) the rate or rates or the method of determination thereof, at which such Term Assets will bear interest, if any ("Term Assets Rate"); the date or dates from which such interest will accrue ("Term Assets Interest Accrual Periods"); and the dates on which such interest will be payable ("Term Assets Payment Dates"); (vii) the obligation, if any, of the Term Assets Issuer to redeem the Outstanding Debt Securities pursuant to any sinking fund or analogous provisions, or at the option of a holder thereof, and the periods within which or the dates on which, the prices at which and the terms and conditions upon which such debt securities may be redeemed or repurchased, in whole or in part, pursuant to such obligation; (viii) the periods within which or the dates on which, the prices at which and the terms and conditions upon which such debt securities may be redeemed, if any, in whole or in part, at the option of the Term Assets Issuer; (ix) whether the Term Assets were issued at a price lower than the principal amount thereof; (x) if other than United States dollars, the foreign or composite currency in which such debt securities are denominated, or in which payment of the principal of (and premium, if any) or any interest on such Term Assets will be made (the "Term Assets Currency"), and the circumstances, if any, when such currency of payment may be changed; (xi) material events of default or restrictive covenants provided for with respect to such Term Assets; (xii) the rating thereof, if any;
(xiii) certain characteristics of the Receivables which comprise the underlying assets for the Concentrated Term Asset including, (A) whether such Receivables are credit card Receivables, charge card Receivables or debit card Receivables,
(B) the fees and charges associated with such Receivables and (C) the servicing fee or range or servicing fees with respect to the Receivables (xiv) certain characteristics of Term Assets Enhancement, if any, such as reserve funds, insurance policies, letters of credit, cash collateral accounts or guarantees relating to the Receivables underlying the Concentrated Term Asset or to such Term Assets itself; (xv) the terms on which the underlying Receivables for such Concentrated Term Asset may, or are required to, be purchased prior to the expected final payment of such Concentrated Term Asset; and (xvi) the terms on which Receivables may be substituted for those originally underlying such Concentrated Term Asset and (xviii) any other material terms of such Term Assets.

     With respect to a Trust comprised of a pool of Term Assets, the related Prospectus Supplement will, to the extent applicable, describe the composition of the Term Assets pool [as of the Cut-off Date], certain material events of default or restrictive covenants common to the Term Assets, and, on an aggregate, percentage or weighted average basis, as applicable, the characteristics of the pool with respect to certain terms set forth above in the preceding paragraph and any other material terms regarding such pool of securities.

Publicly Available Information

     In addition to the foregoing, with respect to each Concentrated Term Asset, the applicable Prospectus Supplement will disclose the identity of the applicable Term Assets Issuer and will describe the existence and type of certain information that is made publicly available by such Term Assets Issuer regarding such Term Asset or Term Assets and will disclose where and how prospective purchasers of the Securities may obtain such publicly available information with respect to such Term Assets Issuer. Such information will typically consist of such Term Asset Issuer's annual report, which contains financial statements or similar financial information, and can be obtained from the Commission, if so specified in the applicable Prospectus Supplement, or from the office of such Term Assets Issuer identified in the related Prospectus Supplement. However, the precise nature of such publicly available information and where and how it may be obtained with respect to any given Term Assets Issuer will vary, and, as described above, will be set forth in the applicable Prospectus Supplement.

Other Deposited Assets

     In addition to the Term Assets, the Company may also deposit into a given Trust, or the Trustee on behalf of the Securityholders of a Trust, may enter into an agreement constituting or providing for the purchase of, to the extent described in the related Prospectus Supplement, certain assets related or incidental to one or more of such Term Assets or to some other asset deposited in the Trust, including hedging contracts and other similar arrangements (such as puts, calls, interest rate swaps, currency swaps, floors, caps and collars), cash and assets ancillary or incidental to the foregoing or to the Term Assets (including assets obtained through foreclosure or in settlement of claims with respect thereto) (all such assets for any given Series, together with the related Term Assets, the "Deposited Assets"). The applicable Prospectus Supplement will, to the extent appropriate, contain analogous disclosure with respect to the foregoing assets as referred to above with respect to the Term Assets.

     Unless otherwise specified in the related Prospectus Supplement, the Deposited Assets for a given Series of Securities will not constitute Deposited Assets for any other Series of Securities and the Securities of each Class of a given Series will possess an equal and ratable interest in such Deposited Assets. The applicable Prospectus Supplement may, however, specify that certain assets constituting a part of the Deposited Assets relating to any given Series may be beneficially owned solely by or deposited solely for the benefit of one Class or a group of Classes within such Series. In such event, the other Classes of such Series will not possess any security or beneficial ownership interest in those specified assets constituting a part of the Deposited Assets.

Credit Support

     As specified in the applicable Prospectus Supplement for a given Series of Securities, such Series may include, or the Securityholders of such Series (or any Class or group of Classes within such Series) may have the benefit of, Credit Support for any Class or group of Classes within such Series. Such Credit Support may be provided by any combination of the following means described below or any other means described in the applicable Prospectus Supplement. The applicable Prospectus Supplement will set forth whether any Class or group of Classes of Securities of a Series includes, or the Securityholders of such Securities have the benefit of, Credit Support and, if so, the amount, type and other relevant terms of each element of Credit Support with respect to any such Class or Classes and certain information with respect to the obligors of each such element, including financial information with respect to any such obligor providing Credit Support for 20% or more of the aggregate principal amount of such Class or Classes.

     Subordination. As discussed below under "-- Collections," the rights of the Securityholder of any given Class within a Series of Securities to receive collections payable to such Series and any Credit Support obtained for the benefit of the Securityholders of such Series (or Classes within such Series) may be subordinated to the rights of the Securityholders or one or more other Classes of such Series to the extent described in the related Prospectus Supplement. Such subordination accordingly provides some additional credit support to those Securityholders of those other Classes. For example, if losses are realized during a given period on the Deposited Assets relating to a Series of Securities such that the collections received thereon are insufficient to make all distributions on the Securities of such Series, those realized losses would be allowed to the Securityholders of any Class of such Series that is subordinated to another Class, to the extent and in the manner provided in the related Prospectus Supplement. If a Series includes both Notes and Certificates, the Certificates will generally be subordinated to the Notes to the extent described in the Prospectus Supplement. In addition, if so provided in the applicable Prospectus Supplement, certain amounts otherwise payable to Securityholders of any Class that is subordinated to another class may be required to be deposited into a reserve account. Amounts held in any reserve account may be applied as described below under " -- Reserve Accounts" and in the related Prospectus Supplement.

     If so provided in the related Prospectus Supplement, the Credit Support for any Series or Class of Securities may include, in addition to the subordination of certain Classes of such Series and the establishment of a reserve account, any of the other forms of Credit Support described below. Any such other forms of Credit Support that are solely for the benefit of a given Class will be limited to the extent necessary to make required distributions to the Securityholders of such Class or as otherwise specified in the related Prospectus Supplement. In addition, if so provided in the applicable Prospectus Supplement, the obligor of any other forms of Credit Support may be reimbursed for amounts paid pursuant to such Credit Support out of amounts otherwise payable to one or more of the Classes of the Securities of such Series.

     Letter of Credit; Surety Bond. The Securityholders of any Series (or Class or group of Classes of Securities within such Series) may, if specified in the applicable Prospectus Supplement, have the benefit of a letter or letters of credit (a "Letter of Credit") issued by a bank (a "Letter of Credit Bank") or a surety bond or bonds (a "Surety Bond") issued by a surety company (a "Surety"). In either case, the Trustee or such other person specified in the applicable Prospectus Supplement will use its reasonable efforts to cause the Letter of Credit or the Surety Bond, as the case may be, to be obtained, to be kept in full force and effect (unless coverage thereunder has been exhausted through payment of claims) and to pay timely the fees or premiums therefor unless, as described in the related Prospectus Supplement, the payment of such fees or premiums is otherwise provided for. The Trustee or such other person specified in the applicable Prospectus Supplement will make or cause to be made draws under the Letter of Credit or the Surety Bond, as the case may be, under the circumstances and to cover the amounts specified in the applicable
Prospectus Supplement. Any amounts otherwise available under the Letter of Credit or the Surety Bond will be reduced to the extent of any prior unreimbursed draws thereunder. The applicable Prospectus Supplement will describe the manner, priority and source of funds by which any such draws are to be repaid.

     Unless otherwise specified in the applicable Prospectus Supplement, in the event that the Letter of Credit Bank or the Surety, as applicable, ceases to satisfy any credit rating or other applicable requirements specified in the related Prospectus Supplement, the Trustee or such other person specified in the applicable Prospectus Supplement will use its reasonable efforts to obtain or cause to be obtained a substitute Letter of Credit or Surety Bond, as applicable, or other form of credit enhancement providing similar protection, that meets such requirements and provides the same coverage to the extent available for the same cost. There can be no assurance that any Letter of Credit Bank or any Surety, as applicable, will continue to satisfy such requirements or that any such substitute Letter of Credit, Surety Bond or similar credit enhancement will be available providing equivalent coverage for the same cost. To the extent not so available, the credit support otherwise provided by the Letter of Credit or the Surety Bond (or similar credit enhancement) may be reduced to the level otherwise available for the same cost as the original Letter of Credit or Surety Bond.

     Reserve Accounts. If so provided in the related Prospectus Supplement, the Trustee or such other person specified in the Prospectus Supplement will deposit or cause to be deposited into an account maintained with an eligible institution (which may be the Trustee) (a "Reserve Account") any combination of cash or permitted investments in specified amounts, which will be applied and maintained in the manner and under the conditions specified in such Prospectus Supplement. In the alternative or in addition to such deposit, a Reserve Account may be funded through application of a portion of collections received on the Deposited Assets for a given Series of Securities, in the manner and priority specified in the applicable Prospectus Supplement. Amounts may be distributed to Securityholders of such Class or group of Classes within such Series, or may be used for other purposes, in the manner and to the extent provided in the related Prospectus Supplement. Amounts deposited in any Reserve Account will be invested in certain permitted investments by, or at the direction of, the Trustee, the Company, the applicable SPV or such other person named in the related Prospectus Supplement.

                   [INCLUDE BRACKETED LANGUAGE IF APPROPRIATE]

                           [SERVICING OF RECEIVABLES]

[General

     The following summaries regarding the servicer (the "Servicer") and the servicing of the Receivables do not purport to be complete and are qualified in their entirety by reference to the applicable Agreement. The following description relates to the servicing of Receivables comprising Deposited Assets. Though certain of the statements below may be applicable to the Receivables underlying any Credit Card Security, these summaries do not purport to summarize the provisions of any Agreement and the statements below are qualified in their entirety by such Agreements with respect to the Receivables underlying any Credit Card Security.

Collection Procedures

     The Servicer will make reasonable efforts to collect all payments required to be made under the Receivables and will, consistent with the terms of the related Agreement for a Series and any applicable Credit Support, follow such collection procedures as it follows with respect to comparable receivables held in its own portfolio or serviced by it.

Collections

     The Agreement relating to the applicable Receivables or a separate servicing agreement (a "Servicing Agreement") will establish procedures by which the Servicer or such other person specified in the Prospectus Supplement is obligated, for the benefit of the Noteholders and Certificateholders of each
Series of Notes and  Certificates,  as  applicable,  to  administer  the related
Deposited Assets, including making collections of all payments thereon, depositing from time to time prior to any applicable distribution date (each, a "Distribution Date") such collections into a segregated account maintained or controlled by the applicable Trustee for the benefit of such Series (each, a "Collection Account").

     Unless otherwise indicated in the related Prospectus Supplement, the Collection Account will be an account maintained (i) at a depositary institution, the long-term unsecured debt obligations of which at the time of any deposit therein are rated as described in the related Prospectus Supplement and as specified by each Rating Agency rating the Securities of such Series or
(ii) in an account or accounts the deposits in which are insured to the maximum extent available by the FDIC or which are otherwise maintained in a manner meeting requirements established by each Rating Agency.

     Unless otherwise specified in the related Prospectus Supplement, the funds held in the Collection Account may be invested, pending remittance to the Trustee, in certain permitted investments. If so specified in the related Prospectus Supplement, the Servicer or other specified person, as the case may be, will be entitled to receive as additional compensation any interest or other income earned on funds in the Collection Account.

     Unless otherwise specified in the related Prospectus Supplement, the Servicer, the Seller, the Trustee, the Company or an SPV, as appropriate, will deposit into the Collection Account for each Series, within two business days after the date of receipt thereof, the following payments and collections received or made by it:

          (i) all payments on account of principal, including prepayments, on the Deposited Assets;

          (ii) all payments on account of interest or finance charges on such Deposited Assets after deducting therefrom, at the discretion of the Servicer but only to the extent of the amount permitted to be withdrawn or withheld from the Collection Account in accordance with the applicable Agreement, the Trustee's Fee and the Servicer's fee (the "Servicer's Fee"), if any, in respect of such Deposited Assets,

          (iii) all amounts received by the Servicer in connection with the liquidation of Deposited Assets other than amounts required to be paid or refunded to the obligor pursuant to the terms of the applicable documents or otherwise pursuant to law ("Liquidation Proceeds"), exclusive of, in the discretion of the Servicer, but only to the extent of the amount permitted to be withdrawn from the Collection Account in accordance with the related Agreement, the Trustee's Fee and Servicer's Fee, if any, in respect of the such Deposited Assets;

          (iv) all amounts required to be deposited therein from any applicable Credit Support for such Series pursuant to the related Agreement;

          (v) all repurchase prices of any such Deposited Assets repurchased by the Company, the SPV, the Seller or the Servicer pursuant to the related Agreement;

          (vi) any amounts payable to the applicable person with respect to each Deposited Asset acquired that has been repurchased or removed by the Company, the SPV, the Servicer or the Seller pursuant to the related Agreement, all amounts received thereon and not distributed as of the date on which the related repurchase price was determined;

          (vii) all amounts payable to the Trustee of such Series for deposit into the Distribution Account, if any, or for remittance to the Noteholders or Certificateholders of such Series as provided for in the related Agreement; and

          (viii) all amounts necessary to clear and terminate the Collection Account pursuant to the related Agreement.

     In addition, if the Servicer deposits in the Collection Account for a Series any amount not required to be deposited therein, it may, at any time, withdraw such amount from such Collection Account.

     The Servicer or an Administration Agent, if any is appointed, will direct the Trustee, and otherwise the Trustee will make all determinations, as to the appropriate application of such collections and other amounts available for distribution to the payment of any administrative of collection expenses (such as any administrative fee) and certain Credit Support-related ongoing fees (such as insurance premiums, letter of credit or any required account deposits) and to the payment of amounts then due and owing on the Notes and Certificates of such Series (and Classes within such Series), all in the manner and priorities described in the related Prospectus Supplement.

     The applicable Prospectus Supplement will specify the collection periods, if applicable, and Distribution Dates for given Series and the particular requirements relating to the segregation and investment of collections received on the Deposited Assets during a given collection period or on or by certain specified dates. There can be no assurance that amounts received from the Deposited Assets and any Credit Support obtained for the benefit of Noteholders or Certificateholders for particular Series or Classes of Notes or Certificates over a specified period will be sufficient, after payment of all prior expenses and fees for such period, to pay amounts then due and owing to holders of such Notes and Certificates. The applicable Prospectus Supplement will also set forth the manner and priority by which any Realized Loss will be allocated among the Classes of any Series of Certificates, if applicable.

     The relative priorities of distributions with respect to collections from the assets of the Trust assigned to the Notes and Certificates or to Classes of a given Series of Notes or Certificates may permanently or temporarily change over time upon the occurrence of certain circumstances specified in the applicable Prospectus Supplement. Moreover, the applicable Prospectus Supplement may specify that the relative distribution priority assigned to the Notes and Certificates or to each Class of a given Series for purposes of payments of certain amounts, such as principal, may be different from the relative distribution priority assigned to each such Class for payments of other amounts, such as interest or premium.

Servicing Fee and Payment of Expenses

     Except as otherwise described in the related Prospectus Supplement, the Servicer will be entitled to the Servicer's Fee in an amount to be determined as specified in the related Prospectus Supplement. The Servicer's Fee may be fixed or variable, as specified in the related Prospectus Supplement.

     Unless otherwise specified in the related Prospectus Supplement, the Servicer will pay certain expenses incurred in connection with the servicing of the Receivables including, without limitation, the payment of the fees and expenses of the Trustee and independent accountants and payment of expenses incurred in preparation of reports to Securityholders.

     The rights of the Servicer to received funds from the Collection Account for a Series, whether as the Servicer's Fees or other compensation, or for the reimbursement of expenses or otherwise, may be subordinate to the rights of Securityholders of such Series.

Evidence as to Compliance

     The Trust Agreement or Indenture for a Series may provide that, each year, a firm of independent public accountants will furnish a statement to the Trustee to the effect that such firm has examined certain documents and records relating to the servicing of the Receivables by the Servicer and that, on the basis of such examination, such firm is of the opinion that the servicing has been conducted in compliance with the Trust Agreement or Indenture, except for (i) such exceptions as such firm believes to be immaterial and (ii) such other exceptions as are set forth in such statement.

     The Trust Agreement or Indenture for each Series will provide for delivery to the Trustee for such Series of an annual statement signed by an officer of the Servicer to the effect that the Servicer has fulfilled its obligations thereunder throughout the preceding calendar year.

Certain Matters Regarding the Servicer

     The Servicer, if any, for each Series will be identified in the related Prospectus Supplement. The Servicer may be an affiliate of the Seller and may have other business relationships with the Company and its affiliates.

     If an event of default occurs with respect to the Servicer under an Agreement, or Servicing Agreement, the Servicer may be replaced by the Trustee or a successor Servicer. Servicer events of default and the rights of the Trustee upon such a default will be set forth in the related Prospectus Supplement.

     Unless otherwise provided in the related Prospectus Supplement, the Servicer may not resign from its obligations and duties under an Agreement or Servicing Agreement, except (a) upon determination that (i) the performance of its duties thereunder is no longer permissible under applicable law and (ii) there is no reasonable action which the Servicer could take to make the performance of its duties thereunder permissible under applicable law, (b) in connection with a conveyance, consolidation or merger by the Servicer with any corporation, or conveyance or transfer of its properties or assets substantially as an entirety to any other person permitted thereunder or (c) upon the satisfaction of the following conditions: (i) the acceptance and assumption, by an agreement supplemental thereto, in form satisfactory to the Trustee, of the obligations and duties of the Servicer thereunder by a proposed successor Servicer, (ii) the Servicer having given written notice to each Rating Agency of such transfer and such Rating Agency having notified the Servicer in Writing to the effect that its then current rating of the Notes and Certificates of any Series will not be reduced or withdrawn as a result of such transfer, (iii) the written consent of any provider of Credit Support, if applicable, and (iv) the proposes successor Servicer being an Eligible Servicer (as defined below). Notwithstanding anything in an Agreement or Servicing Agreement to the contrary, any successor Servicer appointed under clause (c) will be deemed to be a successor Servicer. Any such determination permitting the resignation of the Servicer will be evidenced as to clause (a) above by an opinion of counsel to such effect delivered to the Trustee. No such resignation will become effective until the Trustee or a successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with an Agreement or Servicing Agreement.

     "Eligible Servicer" means the Trustee or an entity which, at the time of its appointment as Servicer, (i) is an established financial institution having capital or a net worth of not less than $100,000,000, (ii) is servicing a portfolio of credit card or charge card accounts, (iii) is legal qualified and has the capacity to service the Accounts, or (iv) has demonstrated the ability to professionally and completely service a portfolio of similar accounts in accordance with standards of skill and care customary in the industry.

Indemnification

     Except to the extent otherwise provided therein, each Agreement or Servicing Agreement will provide that the Servicer will indemnify the Trust, the Trustee and the Securityholders from and against any loss, liability, expense, damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of activities of the Servicer with respect to the Trust or the Trustee or any co-trustee, including those arising from acts or omissions of the Servicer pursuant to the Agreement or Servicing Agreement, including but not limited to any judgment, award, settlement, reasonable attorney's fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided, however, that the Servicer shall not, unless otherwise specified in the related Prospectus Supplement, indemnify: (i) the Trust or the Trustee if such acts, omissions or alleged acts or omissions constitute fraud, negligence, breach or fiduciary duty or misconduct by the Trustee; (ii) the Trust, the Trustee or the Securityholders for any liability, cost or expense with respect to any action taken by the Trust or Trustee at the request of the Securityholders nor with respect to any Federal, state or local income or franchise taxes (or any interest or penalties with respect thereto) required to be paid by the Trust or the Securityholders of a Series of any taxing authority; or (iii) the Trust or Securityholders for any losses incurred by any of them as a result of defaulted Receivables or Receivables which are written off as uncollectible unless such writeoff is caused by a breach of the Agreement or Servicing Agreement by the Servicer.]


                          DESCRIPTION OF THE INDENTURE

General

     The following summary of certain provisions of the Indenture and the Notes do not purport to be complete and such summary is qualified in its entirety by reference to the detailed provisions of the form of Indenture filed as an exhibit to the Registration Statement. Wherever defined terms of the Indenture are referred to, such defined terms are incorporated herein by reference as part of the statement made, and the statement is qualified in its entirety by such reference.

Certain Covenants

     The applicable SPV (the "Issuer") may not liquidate or dissolve, without the consent of the holders of at least 66 2/3 % of the Voting Rights of each Series of Notes. The Issuer also may not consolidate or merge with or into any other Person or convey or transfer its properties and assets substantially as an entirety unless (i) such consolidation or merger shall have been consented to by holders of at least 66 2/3% of the Voting Rights or each Series of Notes, (ii) the Person (if other than the Issuer) formed in or surviving such transaction or acquiring such assets is a Person organized under the laws of the United States of America or any State and shall have expressly assumed, by supplemental indenture in form satisfactory to the Indenture Trustee, the due and punctual payment of principal of and interest on all Notes and the performance of every applicable covenant of the Indenture to be performed by the Issuer, (iii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing, (iv) the Indenture Trustee shall have received a letter from each Rating Agency rating any outstanding Notes to the effect that the rating issued with respect to such Notes is confirmed notwithstanding the consummation of such transaction and (v) the Indenture Trustee shall have received from the Issuer an Officer's Certificate and an Opinion of Counsel, each to the effect that, among other things, such transaction complies with the foregoing requirements. "Voting Rights" evidenced by any Note will be the portion of the voting rights of all the Notes in the related Series allocated in the manner described in the related Prospectus Supplement.

     The Issuer may not incur, assume, have outstanding or guarantee any indebtedness except pursuant to the Indenture and subject to the conditions and limitations set forth therein.

Modification of Indenture

     Except as set forth below, with the consent of the holders of not less than a majority of the Voting Rights of each Series or Class of such Series of Notes to be affected, the Indenture Trustee and the Issuer may amend the

Indenture or execute a supplemental indenture to add provisions to or change or eliminate any provisions of the Indenture relating to such Series or modify the rights of the holders of the Notes of that Series.

     Without the consent of the holder of each outstanding Note affected, except as provided below, no such amendment or supplemental indenture may (i) change any Distribution Date or the Final Scheduled Distribution Date of any Note or reduce the principal amount thereof, the Note Interest Rate for any Note or the Redemption Price with respect thereto, or change the provisions of the Indenture relating to the application of the Trust Estate to payment of principal of or interest on the affected Notes, or change any place of payment where, or the coin or currency in which, any affected Note or any interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of the Indenture regarding payment, (ii) reduce the percentage of Voting Rights of the Notes of the affected Series (or Class of such Series), the consent of the holders of which is required for the authorization of any amendment or supplemental indenture or for any waiver of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences, (iii) modify or alter the provisions of the Indenture defining the term "Outstanding",
(iv) permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to any part of the property subject to the lien of the Indenture or terminate the lien of the Indenture on any property at any time subject thereto or deprive the holder of any Note of the security afforded by the lien of the Indenture, (v) reduce the percentage of the Voting Rights of the Notes of any Series (or Class of such Series), the consent of the holders of which is required to direct the Indenture Trustee to liquidate the Deposited Assets for such Series (or Class of such Series), (vi) modify any of the provisions of the Indenture if such modification affects the calculation of the amount of any payment of interest or principal due and payable on any Note on any Distribution Date or to affect the rights of the holders of Notes of any Series (or Class of such Series) to the benefit of any provisions for the mandatory redemption of Notes of such Series (or Class of such Series) to the benefit of any provisions for the mandatory redemption of Notes of such Series (or Class of such Series) contained therein, or (vii) modify the provisions of the Indenture regarding any modifications of such Indenture requiring consent of the holders of Notes, except to increase the percentage or number of holders required to consent to such modification of such Indenture or to provide that additional provisions of the Indenture cannot be modified or waived without the consent of the holder of each Note affected thereby.

     The Issuer and the Indenture Trustee may also amend the Indenture or enter into supplemental indentures, without obtaining the consent of holders of any Series, to cure any ambiguity or to correct or supplement any provision of the Indenture or any supplemental indenture which may be defective or inconsistent with any other provision, or to make or to amend any other provisions with respect to matters or questions arising under the Indenture or any supplemental indenture, provided that such action shall not materially adversely affect the interests of the holders of the Notes. Such amendments may also be made and such supplemental indenture may also be entered into without the consent of Noteholders to set forth the terms of and security for additional Series, to evidence the succession of another person to the Issuer, to add to the conditions, limitations and restrictions on certain terms of any Series and to covenants of the Issuer, to surrender any right or power conferred on the Issuer, to convey, transfer, assign, mortgage or pledge any property to the Indenture Trustee, to correct or amplify the description of any property subject to the lien of the Indenture, to modify the Indenture to the extent necessary to effect the Indenture Trustee's qualification under the Trust Indenture Act of 1939, as amended (the "TIA") or comply with the requirements of the TIA, to provide for the issuance of Notes of any Series, to make any amendment necessary or desirable to maintain the federal income tax status of the Issuer and to amend the provisions of the Indenture relating to authentication and delivery of a Series with respect to which a supplemental indenture has not theretofore been authorized or to evidence and provide for the acceptance of appointment by a successor trustee.

Events of Default

     An "Event of Default" with respect to any Series is defined in the Indenture as being: (i) a continuing default for five days in the payment of interest on any Note of such Series; (ii) a continuing default for five days in the payment of principal when due of any Note of such Series; (iii) the impairment of the validity or effectiveness of the Indenture or any grant thereunder, or the subordination, termination or discharge of the lien of the Indenture with respect to such Series, or the release of any Person from any covenants or obligations under the Indenture with respect to such Series, or the release of any Person from any covenants or obligations under the Indenture with respect to such Series, unless otherwise expressly permitted, or the creation of any lien, charge, security interest, mortgage or other encumbrance with respect to any part of the property subject to the lien of the Indenture, or any interest in or proceeds of such property, unless otherwise expressly permitted, or the failure of the lien of the Indenture to constitute a valid first priority security interest in the property subject to the lien of the Indenture and the continuation of any of such defaults for a period of 30 days after notice to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the holders of at least 25% of the Voting Rights of such Series; (iv) a default in the observance of, or breach of, any covenant or negative covenant of the Issuer made in the Indenture, or a material breach of any representation or warranty of the Issuer made in the Indenture or in any certificate or other document delivered pursuant thereto or in connection therewith as of the time when the same shall have been made, and the continuation of any such default or breach for a period of 60 days after notice to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the holders of at least 25% of the Voting Rights of such Series (unless the default or breach is with respect to certain covenants specified in the Indenture not requiring such continuation or notice); and (v) certain events of bankruptcy, insolvency, receivership or reorganization of the Issuer. Notwithstanding the foregoing, if a Series includes a Class of subordinated Notes, the Indenture for such a Series may provide that certain defaults which relate only to such subordinated Notes will not constitute an Event of Default with respect to the Notes, under certain circumstances, and it may limit the rights of holders of subordinated Notes to direct the Indenture Trustee to pursue remedies with respect to such defaults, or other Events of Default. Such limitations, if any, will be specified in the related Prospectus Supplement.

     If an Event of Default with respect to any Series occurs and is continuing, the Indenture Trustee may, and on the written request of the holders of at least 25% of the Voting Rights of such Series shall, declare all Notes of such Series to be due and payable, together with accrued and unpaid interest thereon. Such declaration may in certain circumstances be rescinded by the holders of a majority of the Voting Rights of such Series.

     The Indenture provides that the Indenture Trustee shall, within 90 days after the occurrence of an Event of Default with respect to a Series, mail to the holders of such Series of all uncured or unwaived defaults known to it, provided, however, that (a) except in the case of an Event of Default in the payment of the principal or purchase price of or interest on any Note, the Indenture Trustee shall be protected in withholding such notice if it determines in good faith that the withholding of such notice is in the interest of the Noteholders of such Series, and (b) in the case of default specified in clause
(iv) of the first paragraph of this "Event of Default" subsection, the Indenture Trustee is not required to give such notice until at least 30 days after the occurrence of such default or breach and that, in the case of any default or breach specified in clause (v) of the first paragraph of this "Events of Default" subsection, the Indenture Trustee is not required to give notice until at least 60 days after the occurrence of such default or breach.

     An Event of Default with respect to one Series will not necessarily be an Event of Default with respect to any other Series, but an Event of Default with respect to one Class of a Series shall be an Event of Default with respect to all Classes of such Series.

     If, following an Event of Default with respect to any Series, the Notes of such Series have been declared to be due and payable, the Indenture Trustee in its sole discretion may, but shall not be obligated to refrain from liquidating the related Deposited Assets if (i) the Indenture Trustee determines that the amounts receivable with respect to such Deposited Assets will be sufficient to pay (a) all principal of and interest on the Notes in accordance with their terms without regard to the declaration of acceleration and (b) all sums due the Indenture Trustee and any other administrative amounts required to be paid under the Indenture and (ii) holders of the requisite percentage of the Notes of such Series have not directed the Indenture Trustee to sell the related Deposited Assets as so specified in the Indenture. In addition, the Indenture Trustee is prohibited from selling the Trust Estate following certain Events of Default unless (a) the amounts receivable with respect to the Deposited Assets are not sufficient to pay in full the principal of and accrued interest on the Notes of such Series, and to pay sums due the Indenture Trustee and other administrative expenses specified in the Indenture and the Indenture Trustee obtains the consent of holders of 66-2/3 % of the Voting Rights of such Series or (b) the Indenture Trustee obtains the consent of 100% of the Voting Rights of such Series. The proceeds of a sale of assets will be applied to the payment of amounts due the Indenture Trustee and other administrative expenses specified in the Indenture and then distributed pro rata among the Noteholders of such Series (without regard to Class, provided that subordinated notes will be subordinate to senior Notes of the Series to the extent provided in the related Prospectus Supplement) according to the amounts due and payable on the Notes for principal and interest at the time such proceeds are distributed by the Indenture Trustee.

     The Indenture Trustee will not deemed to have knowledge of any Event of Default or default described in clauses (iv) through (vi) of the first paragraph of this "Events of Default" subsection unless an officer in the Indenture Trustee's corporate trust department has actual knowledge thereof. Subject to the provisions of the Indenture relating to the duties of the Indenture Trustee, in case an Event of Default shall occur and be continuing, the Indenture Trustee will be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the Noteholders of a Series, unless such Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity. Subject to such provisions for indemnification and certain limitations contained in the Indenture the holders of a majority of the Voting Rights of a Series (or of such Classes specified in the related Prospectus Supplement) will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee with respect to the Series. In addition, the holders of a majority of the Voting Rights of a Series (or of such Classes specified in the related Prospectus Supplement) may, in certain cases, waive any default with respect to such Series, except a default in payment of principal or interest or in respect of a covenant or provision which cannot be modified without the consent of all Noteholders affected.

     No holder of Notes of a Series will have the right to institute any Proceeding with respect to the Indenture, unless (i) such holder previously has given to the Indenture Trustee written notice of a continuing Event of Default with respect to such Series and has offered the Indenture Trustee satisfactory indemnity, (ii) the holders of not less than 25% of the Voting Rights of such Series have made written request on the Indenture Trustee to institute such Proceeding and have offered satisfactory indemnity, (iii) the Indenture Trustee has, for 60 days after receipt of such notice, request and offer of indemnity, failed to institute any such Proceeding, and (iv) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the holders of a majority of the Voting Rights of such Series; provided, however, that if the Indenture Trustee receives conflicting requests and indemnities from two or more groups of Noteholders each representing less than a majority of the Voting Rights of such Series, the Indenture Trustee may in its sole discretion determine what action with respect to the Proceeding, if any, shall be taken.

Reports to Noteholders

     The Indenture Trustee will prepare and forward to each Noteholder on each Distribution Date (whether or not such Noteholder receives a payment on such date), or as soon thereafter as is practicable, a statement setting forth, to the extent applicable to any Series, among other things:

          (i) with respect to a Series, the amount of such distribution allocable to principal on the Deposited Assets, separately identifying the aggregate amount of any redemptions or prepayments included therein;

          (ii) with respect to a Series, the amount of such distribution allocable to interest on the Deposited Assets; (iii) the aggregate outstanding principal balance of the Deposited Assets as of the opening of business on the immediately following date, after giving effect to distributions allocated to principal reported under (i) above;

          (iv) the aggregate outstanding principal amount of the Notes of such Series as of the immediately following date, after giving effect to distributions allocated to principal reported under (i) above and the payment on such Distribution Date;

          (v) in the case of Floating Rate Securities, the Note Interest Rate applicable to the distribution being made;

          (vi) if applicable, the amount of any shortfall (i.e., the difference between the aggregate amounts of principal and interest which Noteholders would have received if there were sufficient available funds to distribute and the amounts actually distributed);

          (vii) in the case of any Credit Support described in the related Prospectus Supplement, the amount of coverage of such Credit Support as of the close of business on the applicable Distribution Date;

          (viii)in the case of any Series which includes subordinated Notes, the subordinated amount, if any, determined as of the related Distribution Date and if the distribution of the holders of senior Notes is less than their required distribution, the amount of the shortfall;

          (ix) the amount of any withdrawal from any applicable Reserve Account included in amounts actually distributed to Noteholders and the remaining balance of the Reserve Account, if any, on such Distribution Date, after giving effect to distributions made on such date; and

          (x) such other information as may be specified in the Indenture.

     In addition, within a reasonable period of time after the end of each calendar year, the Indenture Trustee will furnish to each Noteholder of record at any time during such calendar year: (A) the aggregate of amounts reported pursuant to (i) through (iii), (vi), and (xi) above for such calendar year and
(B) such information specified in the Indenture to enable Noteholders to prepare their tax returns, including the amount of original issue discount accrued on the Notes, if applicable. Information in the Distribution Date reports and annual reports provided to the Noteholders will not have been examined and reported upon by an independent public accountant.

Authentication and Delivery of Notes

     The Issuer may from time to time deliver Notes executed by it to the Indenture Trustee and order that the Indenture Trustee authenticate such Notes. On the receipt of such Notes and such order and subject to the Issuer's compliance with certain conditions specified in the Indenture, the Indenture Trustee will authenticate and deliver such Notes as the Issuer may direct. The Indenture Trustee will be authorized to appoint an Authenticating Agent for purposes of authenticating and delivering the Series of Notes.

Satisfaction and Discharge of the Indenture

     The Indenture will be discharged as to a Series (except with respect to certain continuing rights specified in the Indenture), (i)(a) on the delivery to the Indenture Trustee for cancellation of all of the Notes of such Series other than Notes which have been mutilated, lost or stolen and have been replaced or paid and Notes for which money has been deposited in trust for the full payment thereof (and thereafter repaid to the Issuer and discharged from such trust) as provided in the Indenture, or (b) at such time as all Notes of such Series not previously cancelled by the Indenture Trustee have become, or, within one year will become, due and payable or called for redemption and the Issuer shall have deposited with the Indenture Trustee an amount sufficient to repay all of the Notes and (ii) the Issuer shall have paid all other amounts payable under the Indenture with respect to such Series.

Annual Compliance Statements

     The Issuer will be required to file annually with the Indenture Trustee a written statement as to fulfillment of its obligations under the Indenture.

     The Indenture will provide that on or before a specified date in each year, a firm of independent public accountants will furnish a statement to the Indenture Trustee to the effect that such firm has examined certain documents and records relating to the administration of the Deposited Assets during the related 12-month period (or, in the case of the first such report, the period ending on or before the date specified in the Prospectus Supplement, which date shall not be more than one year after the related Original Issue Date) and that, on the basis of accounting and auditing procedures considered appropriate under the circumstances, such firm is of the opinion that such administration was conducted in compliance with the terms of the Indenture, except for such exceptions as such firm shall believe to be immaterial and such other exceptions as shall be set forth in such report.

     The Indenture will also provide for delivery to the Issuer, on or before a specified date in each year, of an annual statement signed by two officers of the Indenture Trustee to the effect that the Indenture Trustee has fulfilled its obligations under the Indenture throughout the preceding year with respect to any Series of Notes.

     Copies of the annual issuer's statement, accountants' statement and the statement of officers of the Indenture Trustee may be obtained by Noteholders without charge upon written request to either the Indenture Trustee, at the address set forth in the related Prospectus Supplement.

Pass Through of Voting Rights

     The Indenture Trustee shall seek instructions from Noteholders of a Series in connection with any vote, consent or waiver required in respect of any related Deposited Asset. Except as otherwise provided in the Prospectus Supplement, the Indenture Trustee shall direct any action or cast any vote as the holder of such Deposited Asset in proportion to the aggregate outstanding principal amount of Notes held by Noteholders of such Series taking the corresponding position. The Prospectus Supplement will specify whether and under what circumstances voting in such cases will be by Class.

List of Noteholders

     Three or more holders of a Series that have each owned the Notes for at least six months may, by written application to the Indenture Trustee, request access to the list maintained by the Indenture Trustee of all holders of the same Series or of all Notes, as specified in the request, for the purpose of communicating with other Noteholders with respect to their rights under the Indenture. The Indenture Trustee may choose not to give such Noteholders access to the list of Noteholders if it wishes to mail the communication on behalf of the requesting Noteholders, at their expense, to all Noteholders. If the Indenture Trustee objects to the proposed mailing on the grounds that it would be contrary to the best interests of the Noteholders or a violation of applicable law, it may request permission from the Commission not to make the proposed mailing.

Meetings of Noteholders

     Meetings of Noteholders  may be called at any time and from time to time to
(i) give any notice to the Issuer or to the Indenture Trustee, give directions to the Indenture Trustee, consent to the waiver of any Default or Event of Default under the Indenture, or to take any other action authorized to be taken by Noteholders in connection therewith, (ii) remove the Indenture Trustee and to appoint a successor Indenture Trustee, (iii) consent to the execution of supplemental indentures or (iv) take any other action authorized to be taken by or on behalf of the Noteholders of any specified percentage of the Voting Rights of the Notes. Such meetings may be called by the Indenture Trustee, the Issuer or by the holders of 10% in Voting Rights of any such Series.

Indenture Trustee's Annual Report

     The Indenture Trustee will be required to mail each year to all Noteholders a brief report relating to its eligibility and qualification to continue as the Indenture Trustee under the Indenture, any amounts advanced by it under the Indenture which remain unpaid on the date of the report, the amount, interest rate and maturity date of certain indebtedness owing by the Issuer (or any other obligor on such Series) to the Indenture Trustee in its individual capacity, the property and funds physically held by the Indenture Trustee as such, any release or releases and substitution of property subject to the lien of the Indenture which has not been previously reported, any additional issuance of Notes not previously reported and any action taken by it which materially affects the Notes and which has not been previously reported.

The Indenture Trustee

     The Indenture Trustee will be a bank or trust company qualified under the TIA and named in the Prospectus Supplement related to a Series. The Issuer may maintain other banking relationships in the ordinary course of business with the Indenture Trustee. The Indenture Trustee's "Corporate Trust Office" will be specified in the Prospectus Supplement, or at such other addresses as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Issuer. With respect to the presentment and surrender of Notes for final payment of principal in retirement thereof on any Distribution Date (or any redemption date, special distribution date or special redemption date) and, with respect to any other presentment and surrender of such Notes and for all other purposes such Notes may be presented at the Corporate Trust Office of the Indenture Trustee or at the office of the Issuer's paying agent, which will be specified in the Prospectus Supplement.


                       DESCRIPTION OF THE TRUST AGREEMENT

General

     The following summary of certain provisions of the Trust Agreement and the Certificates does not purport to be complete and such summary is qualified in its entirety by reference to the detailed provisions of the form of Trust Agreement filed as an exhibit to the Registration Statement. Wherever defined terms of the Trust Agreement are referred to, such defined terms are incorporated herein by reference as part of the statement made, and the statement is qualified in its entirety by such reference.

Assignment of Deposited Assets

     At the time of issuance of any Series of Certificates, the Company will cause the Term Assets to be included in the related Trust, and any other Deposited Asset specified in the Prospectus Supplement, to be assigned to the related Trustee, together with all principal, premium (if any) and interest received by or on behalf of the Company on or with respect to such Deposited Assets after the cut-off date specified in the Prospectus Supplement (the "Cut-off Date"), other than principal, premium (if any) and interest due on or before the Cut-off Date, other than Retained Interest, if specified in the Prospectus Supplement. The Trustee will, concurrently with such assignment, deliver the Certificates to the Company in exchange for certain assets to be deposited in the Trust. Each Deposited Asset will be identified in a schedule appearing as an exhibit to the Series Supplement to the Trust Agreement. Such schedule will include certain statistical information with respect to each of the Term Assets and each other Deposited Asset as of the Cut-off Date, and in the event any Term Assets represents ten percent or more of the total Term Assets with respect to any Series of Certificates, such schedule will include, to the extent applicable, information regarding the payment terms thereof, the Retained Interest, if any, with respect thereto, the maturity or term thereof, the rating, if any, thereof and certain other information with respect thereto.

     In addition, the Company will, with respect to each Deposited Asset, deliver or cause to be delivered to the Trustee (or to the custodian hereinafter referred to) all documents necessary to transfer ownership of such Deposited Asset to the Trustee. The Trustee (or a custodian or the Administrator (defined below)) will review (or cause to be reviewed) such documents upon receipt thereof or within such period as is permitted in the Prospectus Supplement, and the Trustee (or such custodian) will hold such documents in trust for the benefit of the Certificateholders.

     With respect to certain types of Deposited Assets specified in the applicable Prospectus Supplement only if and to the extent provided therein, if any such document is found to be missing or defective in any material respect, the Trustee (or such custodian or the Administrator) shall immediately notify the Administrative Agent, if any, and the Company, and the Administrative Agent, if any, and otherwise the Trustee shall immediately notify the relevant person who sold the applicable Deposited Asset to the Company (a "Deposited Asset Provider"). To the extent specified in the applicable Prospectus Supplement, if the Deposited Asset Provider cannot cure such omission or defect within 60 days after receipt of such notice, the Deposited Asset Provider will be obligated, within 90 days of receipt of such notice, to repurchase the related Deposited Asset from the Trust at the Purchase Price (as defined below) or provide a substitute for such Deposited Asset. There can be no assurance that a Deposited Asset Provider will fulfill this repurchase or substitution obligation. Although the Administrative Agent, if any, or otherwise an Administrator, on behalf of the Trustee is obligated to use its best efforts to enforce such obligation, neither such Administrative Agent nor the Company will be obligated to repurchase or substitute for such Deposited Asset if the Deposited Asset Provider defaults on its obligation. Unless otherwise specified in the related Prospectus Supplement, when applicable, this repurchase or substitution obligation constitutes the sole remedy available to the Certificateholders or the Trustee for omission of, or a material defect in, or failure to provide, a constituent document.

     Each of the Company and the Administrative Agent, if any, will make certain representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the Trust Agreement.

Upon a breach of any such representation of the Company or any such Administrative Agent, as the case may be, which materially and adversely affects the interests of the Certificateholders, the Company or any such Administrative Agent, respectively, will be obligated to cure the breach in all material respects.

Collection and Other Administrative Procedures

     General. With respect to any Series of Certificates, the Trustee or such other person specified in the Prospectus Supplement directly or through an Administrator, will make reasonable efforts to collect all schedule payments under the Deposited Assets and will follow or cause to be followed such collection procedures, if any, as it would follow with respect to comparable financial assets that it held for its own account, provided that such procedures are consistent with the Trust Agreement and any related instrument governing any Credit Support (collectively, the "Credit Support Instruments") and provided that, except as otherwise expressly set forth in the applicable Prospectus Supplement, it shall not be required to expend or risk its own funds or otherwise incur personal financial liability.

     Sub-Administration. Any Trustee or Administrative Agent may delegate its obligations in respect of the Deposited Assets to third parties they deem qualified to perform such obligations (each, an "Administrator"), but the Trustee or Administrative Agent will remain obligated with respect to such obligations under the Trust Agreement. Each Administrator will be required to perform the customary functions of an administrator of comparable financial assets, including, if applicable, collecting payments from obligors and remitting such collections to the Trustee; maintaining accounting records relating to the Deposited Assets, attempting to cure defaults and delinquencies; and enforcing any other remedies with respect thereto all as and to the extent provided in the applicable Administration Agreement (as defined below).

     The agreement between any Administrative Agent or Trustee and an Administrator (an "Administration Agreement") will be consistent with the terms of the Trust Agreement and such assignment to the Administrator by itself will not result in a withdrawal or downgrading of the rating of any Class of Certificates issued pursuant to the Trust Agreement. With respect to any Administration Agreement between an Administrative Agent and an Administrator, although such Administration Agreement will be a contract solely between such Administrative Agent and the Administrator, the Trust Agreement pursuant to which a Series of Certificates is issued will provide that, if for any reason such Administrative Agent for such Series of Certificates is no longer acting in such capacity, the Trustee or any successor Administrative Agent must recognize the Administrator's rights and obligations under each Administration Agreement.

     Except to the extent otherwise set forth in the Prospectus Supplement, the Administrative Agent or Trustee, as applicable, will be solely liable for all fees owed by it to any Administrator, irrespective of whether the compensation of the Administrative Agent or Trustee, as applicable, pursuant to the Trust Agreement with respect to the particular Series of Certificates is sufficient to pay such fees. To the extent set forth in the Prospectus Supplement and the related Administration Agreement, each Administrator will be reimbursed by the Administrative Agent, if any, or otherwise the Trustee for certain expenditures which it makes, generally to the same extent the Administrative Agent or Trustee, as applicable, would be reimbursed under the terms of the Trust Agreement relating to such Series. See "-- Retained Interest, Administrative Agent Compensation and Payment of Expenses."

     The Administrative Agent or Trustee, as applicable, may require any Administrator to agree to indemnify the Administrative Agent or Trustee, as applicable, for any liability or obligation sustained by the Administrative Agent or Trustee, as applicable, in connection with any act or failure to act by the Administrator.

     Realization upon Defaulted Deposited Assets. Unless otherwise specified in the applicable Prospectus Supplement, as administrator with respect to the Deposited Assets, the Trustee (or an Administrator on its behalf) on behalf of the Certificateholders of a given Series (or any Class or Classes within such Series), will present claims under each applicable Credit Support Instrument, and will take such reasonable steps as are necessary to receive payment or to permit recovery thereunder with respect to defaulted Deposited Assets. Except as otherwise specified in the applicable Prospectus Supplement, all collections by or on behalf of the Trustee or Administrative Agent under any Credit Support Instrument are to be deposited in the Security Account for the related Trust, subject to withdrawal as described above.

     Unless otherwise provided in the applicable Prospectus Supplement, if recovery on a defaulted Deposited Asset under any related Credit Support Instrument is not available, the Trustee (or an Administrator on its behalf) will be obligated to follow or cause to be followed such normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Deposited Asset, provided that, except as otherwise expressly provided in the applicable Prospectus Supplement, it shall not be required to expend or risk its own funds or otherwise incur personal financial liability. If the proceeds of any liquidation of the defaulted Deposited Asset are less than the sum of (i) the outstanding principal balance of the defaulted Deposited Asset, (ii) interest accrued thereon at the applicable interest rate and (iii) the aggregate amount of expenses incurred by the Administrative Agent and the Trustee, as applicable, in connection with such proceedings to the extent reimbursable from the assets of the Trust under the Trust Agreement, the Trust will realize a loss in the amount of such difference. Only if and to the extent provided in the applicable Prospectus Supplement, the Administrative Agent or Trustee, as so provided, will be entitled to withdraw or cause to be withdrawn from the related Security Account out of the net proceeds recovered on any defaulted Deposited Asset, prior to the distribution of such proceeds to Certificateholders, amounts representing its normal administrative compensation on the Deposited Asset, unreimbursed administrative expenses incurred with respect to the Deposited Asset and any unreimbursed advances of delinquent payments made with respect to the Deposited Asset.

Retained Interest; Administrative Agent Compensation and Payment of Expenses

     The Prospectus Supplement for a Series of Certificates will specify whether there will be any Retained Interest in the Deposited Asset, and, if so, the owner thereof. If so provided, the Retained Interest will be established on an asset-by-asset basis and will be specified in an exhibit to the applicable series supplement to the Trust Agreement. A Retained Interest in a Deposited Asset represents a specified interest therein. Payments in respect of the Retained Interest will be deducted from payments on the Deposited Assets as received and, in general, will not be deposited in the applicable Security Account or become a part of the related Trust. Unless otherwise provided in the applicable Prospectus Supplement, any partial recovery of interest on a Deposited Asset, after deduction of all applicable administration fees, will be allocated between the Retained Interest (if any) and interest distributions to Certificateholders on a pari passu basis.

     The applicable Prospectus Supplement will specify the Administrative Agent's, if any, and the Trustee's compensation, and the source, manner and priority of payment thereof, with respect to a given Series of Certificates.

     If and to the extent specified in the applicable Prospectus Supplement, in addition to amounts payable to any Administrator, the Administrative Agent, if any, will pay from its compensation certain expenses incurred in connection with its administration of the Deposited Assets, including, without limitation, payment of the fees and disbursements of the Trustee, if applicable, and independent accountants, payment of expenses incurred in connection with distributions and reports to Certificateholders, and payment of any other expenses described in the related Prospectus Supplement.

Advances in Respect of Delinquencies

     Unless otherwise specified in the applicable Prospectus Supplement, the Administrative Agent, if any, specified therein will have no obligation to make any advances with respect to collections on the Deposited Assets or in favor of the Certificateholders of the related Series of Certificates. However, to the extent provided in the applicable Prospectus Supplement, any such Administrative Agent will advance on or before each Distribution Date its own funds or funds held in the Security Account for such Series that are not part of the funds available for distribution for such Distribution Date, in an amount equal to the aggregate of payments of principal, premium (if any) and interest (net of related administration fees and any Retained Interest) with respect to the Deposited Assets that were due during the related Collection Period and were delinquent on the related Determination Date, subject to (i) any such Administrative Agent's good faith determination that such advances will be reimbursable from Related Proceeds (as defined below) and (ii) such other conditions as may be specified in the Prospectus Supplement.

     Advances, if any, are intended to maintain a regular flow of scheduled interest, premium (if any) and principal payments to holders of the Class or Classes of Certificates entitled thereto, rather than to guarantee or insure against losses. Unless otherwise provided in the related Prospectus Supplement, advances of an Administrative Agent's funds, if any, will be reimbursable only out of related recoveries on the Deposited Assets (and amounts received under any form of Credit Support) for such Series with respect to which such advances were made (as to any Deposited Assets, "Related Proceeds"); provided, however, that any such Advance will be reimbursable from any amounts in the Security Account for such Series to the extent that such Administrative Agent shall determine, in its sole judgment, that such advance (a "Nonrecoverable Advance") is not ultimately recoverable from Related Proceeds. If advances have been made by such Administrative Agent from excess funds in the Security Account for any Series, such Administrative Agent will replace such funds in such Security
Account on any future Distribution Date to the extent that funds in such Security Account on such Distribution are less than payments required to be made to Certificateholders on such date. If so specified in the related Prospectus Supplement, the obligations, if any, of an Administrative Agent to make advances may be secured by a cash advance reserve fund or a surety bond. If applicable, information regarding the characteristics of, and the identity of any obligor on, any such surety bond, will be set forth in the related Prospectus Supplement.

Certain Matters Regarding the Administrative Agent and the Company

     An Administrative Agent, if any, for each Series of Certificates under the Trust Agreement will be named in the related Prospectus Supplement. The entity serving as Administrative Agent for any such Series may be the Trustee, the Company, an affiliate of either thereof, the Deposited Asset Provider or any third party and may have other normal business relationships with the Trustee, the Company, their affiliates or the Deposited Asset Provider.

     The Trust Agreement will provide that an Administrative Agent may resign from its obligations and duties under the Trust Agreement with respect to any Series of Certificates only if such resignation, and the appointment of a successor, will not result in a withdrawal or downgrading of the rating of any Class of Certificates of such Series or upon a determination that its duties under the Trust Agreement with respect to such Series are no longer permissible under applicable law. No such resignation will become effective until a successor has assumed the Administrative Agent's obligations under the Trust Agreement with respect to such Series.

     The Trust Agreement will further provide that neither such an Administrative Agent, the Company nor any director, officer, employee, or agent of the Administrative Agent or the Company will incur any liability to the related Trust or Certificateholders for any action taken, or for refraining from taking any action, in good faith pursuant to the Trust Agreement or for errors in judgment; provided, however, that none of the Administrative Agent, the Company nor any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. The Trust Agreement may further provide that, unless otherwise provided in the applicable series supplement thereto, such an Administrative Agent, the Company and any director, officer, employee or agent of the Administrative Agent or the Company will be entitled to the indemnification by the related Trust and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Trust Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, the Trust Agreement will provide that neither such an Administrative Agent nor the Company will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to their respective responsibilities under the Trust Agreement or which in its opinion may involve it in any expense or liability. Each of such Administrative Agent or the Company any, however, in its discretion undertake any such action which it may deem necessary or desirable with respect to the Trust Agreement and the rights and duties of the parties thereto and the interests of the Certificateholders thereunder. The applicable Prospectus Supplement will describe how such legal expenses and costs of such action and any liability resulting therefrom will be allocated.

     Any person into which an Administrative Agent may be merged or consolidated, or any person resulting from any merger or consolidation to which an Administrative Agent is a part, or any person succeeding to the business of an Administrative Agent, will be the successor of the Administrative Agent under the Trust Agreement with respect to the Certificates of any given Series.

Administrative Agent Termination Events; Rights Upon Administrative Agent Termination Event

     Unless otherwise provided in the related Prospectus Supplement, "Administrative Agent Termination Events" under the Trust Agreement with respect to any given Series of Certificates will consist of the following: (i) any failure by an Administrative Agent to remit to the Trustee any funds in respect of collections on the Deposited Assets and Credit Support, if any, as required under the Trust Agreement, that continues unremedied for five days after the giving of written notice of such failure to the Administrative Agent by the Trustee or the Company, or to the Administrative Agent, the Company and the Trustee by the holders of such Certificates evidencing not less than 25% of the Voting Rights (as defined below); (ii) any failure by an Administrative Agent duly to observe or perform in any material respect any of its other covenants or obligations under the Trust Agreement with respect to such Series which continues unremedied for thirty days after the giving of written notice of such failure to the Administrative Agent by the Trustee or the Company, or the
Administrative Agent, the Company and the Trustee by the holders of such Certificates evidencing not less than 25% of the Voting Rights; and (iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of an Administrative Agent indicating its insolvency or inability to pay its obligations. Any additional Administrative Agent Termination Events with respect to any given Series of Certificates will be set forth in the applicable Prospectus Supplement. In addition, the applicable Prospectus Supplement and the related series supplement to the Trust Agreement will specify as to each matter requiring the vote of holders of Certificates of a Class or group of Classes within a given Series, the circumstances and manner in which the Required
Percentage (as defined below) applicable to each such matter is calculated. "Required Percentage" means, with respect to any matter requiring a vote of holders of Certificates of a given Series, the specified percentage (computed on the basis of outstanding Security Principal Balance or Notional Amount, as applicable) of Certificates of a designated Class or group of Classes within such Series (either voting as separate classes or as a single class) applicable to such matter, all as specified in the applicable Prospectus Supplement and the related series supplement to the Trust Agreement. "Voting Rights" evidenced by any Certificate will be the portion of the voting rights of all the Certificates in the related Series allocated in the manner described in the Prospectus Supplement.

     Unless otherwise specified in the applicable Prospectus Supplement, so long as an Administrative Agent Termination Event under the Trust Agreement with respect to a given Series of Certificates remains unremedied, the Company or the Trustee may, and at the direction of holders of such Certificates evidencing not less than the "Required Percentage -- Administrative Agent Termination" of the Voting Rights, the Trustee will, terminate all the rights and obligations of such Administrative Agent under the Trust Agreement relating to the applicable Trust and in and to the related Deposited Assets (other than any Retained Interest of such Administrative Agent), whereupon the Trustee, or the Administrator on its behalf, will succeed to all the responsibilities, duties and liabilities of such Administrative Agent under the Trust Agreement with respect to such Series (except that if the Trustee is prohibited by law from obligating itself to make advances regarding delinquent Deposited Assets, then the Trustee will not be so obligated) and will be entitled to similar compensation arrangements. In the event that the Trustee is unwilling or unable so to act, it may or, at the written request of the holders of such Certificates evidencing not less than the "Required Percentage -- Administrative Agent Termination" of the Voting Rights, it will appoint, or petition a court of competent jurisdiction for the appointment of, an administration agent with a net worth at the time of such appointment of at least $15,000,000 to act as successor to such Administrative Agent under the Trust Agreement with respect to such Series. Pending such appointment, the Trustee is obligated to act in such capacity (except that if the Trustee is prohibited by law from obligating itself to make advances regarding delinquent Deposited Assets, then the Trustee will not be so obligated). The Trustee and any such successor may agree upon the compensation to be paid to such successor, which in no event may be greater than the compensation payable to such Administrative Agent under the Trust Agreement with respect to such Series.

     No Certificateholder will have the right under the Trust Agreement to institute any proceeding with respect thereto unless such holder previously has given to the Trustee written notice of breach and unless the holders of Certificates evidencing not less that the "Required Percentage -- Remedies" of the Voting Rights have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity, and the Trustee for fifteen days has neglected or refused to institute any such proceeding. The Trustee, however, is under no obligation to exercise any of the trusts or powers vested in it by the Trust Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of Certificates covered by the Trust Agreement, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses, and liabilities which may be incurred therein or thereby.

Modification and Waiver

     Unless otherwise specified in the applicable Prospectus Supplement, the Trust Agreement for each Series of Certificates may be amended by the Company and the Trustee with respect to such Series, without notice to or consent of the Certificateholders, for certain purposes including (i) to cure any ambiguity,
(ii) to correct or supplement any provision therein which may be inconsistent with any other provision therein or in the Prospectus Supplement, (iii) to add or supplement any Credit Support for the benefit of any Certificateholders (provided that if any such addition affects any series or class of Certificateholders differently than any other series or class of Certificateholders, then such addition will not, as evidenced by an opinion of counsel, have a material adverse effect on the interests of any affected series or class of Certificateholders), (iv) to add to the covenants, restrictions or obligations of the Company, the Administrative Agent, if any, or the Trustee for the benefit of the Certificateholders, (v) to add, change or eliminate any other provisions with respect to matters or questions arising under such Trust Agreement so long as (x) any such addition, change or elimination will not, as evidenced by an opinion of counsel, affect the tax status of the Trust or result in a sale or exchange of any Certificate for tax purposes and (y) the Trustee has received written confirmation from each Rating Agency rating such Certificates that such amendment will not cause such Rating Agency to reduce or withdraw the then current rating thereof, or (vi) to comply with any requirements imposed by the Code. Without limiting the generality of the foregoing, unless otherwise specified in the applicable Prospectus Supplement, the Trust Agreement may also be modified or amended from time to time by the Company, and the Trustee, with the consent of the holders of Certificates evidencing not less than the "Required Percentage -- Amendment" of the Voting Rights of those Certificates that are materially adversely affected by such modification or amendment for the purpose of adding any provision to or changing in any manner or eliminating any provision of the Trust Agreement or of modifying in any manner the rights of such Certificateholders; provided, however, that in the event such modification or amendment would materially adversely affect the rating of any Series or Class by the Rating Agency, the "Required Percentage -- Amendment" specified in the related series supplement to the Trust Agreement shall include an additional specified percentage of the Certificates of such Series or Class.

     Except as otherwise set forth in the applicable Prospectus Supplement, no such modification or amendment may, however, (i) reduce in any manner the amount of or alter the timing of, distributions or payments which are required to be made on any Certificate without the consent of the holder of such Certificate or
(ii) reduce the aforesaid Required Percentage of Voting Rights required for the consent to any such amendment without the consent of the holders of all Certificates covered by the Trust Agreement then outstanding.

     Unless otherwise specified in the applicable Prospectus Supplement, holders of Certificates evidencing not less than the "Required Percentage -- Waiver" of the Voting Rights of a given Series may, on behalf of all Certificateholders of that Series, (i) waive, insofar as that Series is concerned, compliance by the Company, the Trustee or the Administrative Agent, if any, with certain restrictive provisions, if any, of the Trust Agreement before the time for such compliance and (ii) waive any past default under the Trust Agreement with respect to Certificates of that Series, except a default in the failure to distribute amounts received as principal of (and premium, if any) or any interest on any such Certificate and except a default in respect of a covenant or provision the modification or amendment of which would require the consent of the holder of each outstanding Certificate affected thereby.

Reports to Certificateholders; Notices

     Reports to Certificateholders. Unless otherwise provided in the applicable Prospectus Supplement, with each distribution to Certificateholders of any Class of Certificates of a given Series, the Administrative Agent or the Trustee, as provided in the related Prospectus Supplement, will forward or cause to be forwarded to each such Certificateholder, to the Company and to such other parties as may be specified in the Trust Agreement, a statement setting forth:

          (i) the amount of such distribution to Certificateholders of such Class allocable to principal of or interest or premium, if any, on the Certificates of such Class; and the amount of aggregate unpaid interest as of such Distribution Date;

          (ii) in the case of Certificates with a variable Pass-Through Rate, the Pass-Through Rate applicable to such Distribution Date, as calculated in accordance with the method specified herein and in the related Prospectus Supplement;

          (iii) the amount of compensation received by the Administrative Agent, if any, and the Trustee for the period relating to such Distribution Date, and such other customary information as the Administrative Agent, if any, or otherwise the Trustee deems necessary or desirable to enable Certificateholders to prepare their tax returns;

          (iv) if the Prospectus Supplement provides for advances, the aggregate amount of advances included in such distribution, and the aggregate amount of unreimbursed advances at the close of business on such Distribution Date;

          (v) the aggregate stated principal amount or, if applicable, notional principal amount of the Deposited Assets and the current interest rate thereon at the close of business on such Distribution Date;

          (vi) the aggregate Security Principal Balance or aggregate Notional Amount, if applicable, of each Class of Certificates (including any Class of Certificates not offered hereby) at the close of business on such Distribution Date, separately identifying any reduction in such aggregate Security Principal Balance or aggregate Notional Amount due to the allocation of any Realized Losses or otherwise;

          (vii) as to any Series (or Class within such Series) for which Credit Support has been obtained, the amount of coverage of each element of Credit Support included therein as of the close of business on such Distribution Date.

     In the case of information furnished pursuant to subclasses (i) and (iii) above, the amounts shall be expressed as a U.S. dollar amount (or equivalent thereof in any other Specified Currency) per minimum denomination of Certificates or for such other specified portion thereof. Within a reasonable period of time after the end of each calendar year, the Administrative Agent or the Trustee, shall furnish to each person who at any time during the calendar year was a Certificateholder a statement containing the information set forth in subclauses (i) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such person was a Certificateholder. Such obligation of the Administrative Agent or the Trustee, as applicable, shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Administrative Agent or the Trustee, as applicable, pursuant to any requirements of the Code as are from time to time in effect.

     Notices. Unless otherwise provided in the applicable Prospectus Supplement, any notice required to be given to a holder of a Registered Security will be mailed to the last address of such holder set forth in the applicable Security Register. Any notice required to be given to a holder of a Bearer Security will be published in a newspaper of general circulation in the city or cities specified in the Prospectus Supplement relating to such Bearer Security.

Evidence as to Compliance

     Unless otherwise specified in the applicable Prospectus Supplement, the Trust Agreement will provide that on or before a specified date in each year, a firm of independent public accountants will furnish a statement to the Trustee to the effect that such firm has examined certain documents and records relating to the administration of the Deposited Assets during the related 12-month period (or, in the case of the first such report, the period ending on or before the date specified in the Prospectus Supplement, which date shall not be more than one year after the related Original Issue Date), which report should enable the recipients to determine whether such administration was conducted in compliance with the terms of the Trust Agreement. Such report shall identify any exceptions found during the examination.

     The Trust Agreement will also provide for delivery to the Company, the Administrative Agent, if any, and the Trustee on behalf of the Certificateholders, on or before a specified date in each year, of an annual statement signed by two officers of the Trustee to the effect that the Trustee has fulfilled its obligations under the Trust Agreement throughout the preceding year with respect to any Series of Certificates.

     Copies of the annual accountants' statement, if any, and the statement of officers of the Trustee may be obtained by Certificateholders without charge upon written request to either the Administrative Agent or the Trustee, as applicable, at the address set forth in the related Prospectus Supplement.

Replacement Certificates

     Unless otherwise provided in the applicable Prospectus Supplement, if a Certificate is mutilated, destroyed, lost or stolen, it may be replaced at the corporate trust office or agency of the applicable Trustee in the City and State of New York (in the case of Registered Securities) or at the principal London office of the applicable Trustee (in the case of Bearer Securities), or such other location as may be specified in the applicable Prospectus Supplement, upon payment by the holder of such expenses as may be incurred by the applicable Trustee in connection therewith and the furnishing of such evidence and indemnity as such Trustee may require. Mutilated Certificates must be surrendered before new Certificates will be issued.

Termination

     Unless otherwise provided in the Prospectus Supplement, the obligations created by the Trust Agreement for each Series of Certificates will terminate upon the payment to Certificateholders of that Series of all amounts held in the related Security Account or by an Administrative Agent, if any, and required to be paid to them pursuant to the Trust Agreement following the earlier of (i) the final payment or other liquidation of the last Deposited Asset subject thereto or the disposition of all property acquired upon foreclosure or liquidation of any Deposited Asset and (ii) the purchase of all the assets of the Trust by the party entitled to effect such termination, under the circumstances and in the manner set forth in the related Prospectus Supplement. In no event, however, will any trust created by the Trust Agreement continue beyond the respective date specified in the related Prospectus Supplement. Written notice of termination of the obligations with respect to the related Series of Certificates under the Trust Agreement will be provided as set forth above under " -- Reports to Certificateholders; Notices -- Notices", and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

     Any such purchase of Deposited Assets and property acquired in respect of Deposited Assets evidenced by a Series of Certificates shall be made at a price approximately equal to the aggregate fair market value of all the assets in the Trust (as determined by the Trustee, the Administrative Agent, if any, and, if different than both such persons, the person entitled to effect such termination), in each case taking into account accrued interest at the applicable interest rate to the first day of the month following such purchase or, to the extent specified in the applicable Prospectus Supplement, a specified price as determined therein (such price, a "Purchase Price"). The exercise of such right will effect early retirement of the Certificates of that Series, but the right of the person entitled to effect such termination is subject to the aggregate principal balance of the outstanding Deposited Assets for such Series at the time of purchase being less than the percentage of the aggregate principal balance of the Deposited Assets at the Cut-off Date for that Series specified in the related Prospectus Supplement.

Duties of the Trustee

     The Trustee makes no representations as to the validity or sufficiency of the Trust Agreement, the Certificates of any Series or any Deposited Asset or related document and is not accountable for the use or application by or on behalf of any Administrative Agent of any funds paid to such Administrative Agent or its designee in respect of such Certificates or the Deposited Assets, or deposited into or withdrawn from the related Security Account or any other account by or on behalf of such Administrative Agent. The Trustee is required to perform only those duties specifically required under the Trust Agreement with respect to such Series. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the Trustee is required to examine such documents and to determine whether they conform to the applicable requirements of the Trust Agreement.

The Trustee

     The Trustee for any given Series of Certificates under the Trust Agreement will be named in the Prospectus Supplement. The commercial bank, national banking association or trust company serving as Trustee, will be unaffiliated with, but may have normal banking relationships with the Company, any Administrative Agent and their respective affiliates.


                  LIMITATIONS ON ISSUANCE OF BEARER SECURITIES

     In compliance with United States Federal income tax laws and regulations, the Company and any underwriter, agent or dealer participating in the offering of any Bearer Security will agree that, in connection with the original issuance of such Bearer Security and during the period ending 40 days after the issue date of such Bearer Security, they will not offer, sell or deliver such Bearer Security, directly or indirectly, to a U.S. Person or to any person within the United States, except to the extent permitted under U.S. Treasury regulations.

     Bearer Securities will bear a legend to the following effect: any United States Person who holds this obligation will be subject to limitations under the United States income tax laws, including the limitations provided in Sections 1650(j) and 1287(a) of the Internal Revenue Code". The sections referred to in the legend provide that, with certain exceptions, a United States taxpayer who holds Bearer Securities will not be allowed to deduct any loss with respect to, and will not be eligible for capital gain treatment with respect to any gain realized on a sale, exchange, redemption or other disposition of, such Bearer Securities.

     As used herein, "United States" means the United States of America and its possessions, and "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, or an estate or trust the income of which is subject to United States Federal income taxation regardless of its source.

     Pending the availability of a definitive Global Security or individual Bearer Securities, as the case may be, Securities that are issuable as Bearer Securities may initially be represented by a single temporary Global Security, without interest coupons, to be deposited with a common depositary in London for Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euroclear System ("Euroclear"), and Centrale de Livraison de Valeurs Mobilieres S.A. ("CEDEL") for credit to the accounts designated by or on behalf of the purchases thereof. Following the availability of a definitive Global Security in bearer form, without coupons attached, or individual Bearer Securities and subject to any further limitations described in the applicable Prospectus Supplement, the temporary Global Security will be exchangeable for interests in such definitive Global Security or for such individual Bearer Securities, respectively, only upon receipt of a "Certificate of Non-U.S. Beneficial Ownership." A "Certificate of Non-U.S. Beneficial Ownership" is a certificate to the effect that a beneficial interest in a temporary Global Security is owned by a person that is not a U.S. Person or is owned by or through a financial institution in compliance with applicable U.S. Treasury regulations. No Bearer Security will be delivered in or to the United States. If so specified in the applicable Prospectus Supplement, interest on a temporary Global Security will be distributed to each of Euroclear and CEDEL with respect to that portion of such temporary Global Security held for its account, but only upon receipt as of the relevant Distribution Date of a Certificate of Non-U.S. Beneficial Ownership.


                                 CURRENCY RISKS

Exchange Rates and Exchange Controls

     An investment in a Security having a Specified Currency other than U.S. dollars entails significant risks that are not associated with a similar investment in a security denominated in U.S. dollars. Such risks include, without limitation, the possibility of significant changes in rates of exchange between the U.S. dollar and such

Specified Currency and the possibility of the imposition or modification of foreign exchange controls with respect to such Specified Currency. Such risks generally depend on factors over which the Company has no control, such as economic and political events and the supply of and demand for the relevant currencies. In recent years, rates of exchange between the U.S. dollar and certain currencies have been highly volatile, and such volatility may be expected in the future. Fluctuations in any particular exchange rate that have occurred in the past are not necessarily indicative, however, of fluctuations in the rate that may occur during the term of any Security. Depreciation of the Specified Currency for a Security against the U.S. dollar would result in a decrease in the effective yield of such Security below its Note Interest Rate or Pass-Through Rate and, in certain circumstances, could result in a loss to the investor on a U.S. dollar basis.

     Governments have from time to time imposed, and may in the future impose, exchange controls that could affect exchange rates as well as the availability of a Specified Currency for making distributions in respect of Securities denominated in such currency. At present, the Company has identified the following currencies in which distributions of principal, premium and interest on Securities may be made: Australian dollars, Canadian dollars, Danish kroner, Italian lire, Japanese yen, New Zealand dollars, U.S. dollars and ECU. However, Securities distributable with Specified Currencies other than those listed may be issued at any time. There can be no assurance that exchange controls will not restrict or prohibit distributions of principal, premium or interest in any Specified Currency. Even if there are no actual exchange controls, it is possible that, on a Distribution Date with respect to any particular Security, the currency in which amounts then due to be distributed in respect of such Security are distributable would not be available. In that event, such payments will be made in the manner set forth above under "Description of Securities -- General" or as otherwise specified in the applicable Prospectus Supplement.

     THIS PROSPECTUS DOES NOT DESCRIBE ALL THE RISKS OF AN INVESTMENT IN SECURITIES DENOMINATED IN A CURRENCY OTHER THAN U.S. DOLLARS, AND THE COMPANY DISCLAIMS ANY RESPONSIBILITY TO ADVISE PROSPECTIVE PURCHASERS OF SUCH RISKS AS THEY EXIST AT THE DATE OF THIS PROSPECTUS OR AS SUCH RISKS MAY CHANGE FROM TIME TO TIME. PROSPECTIVE PURCHASERS SHOULD CONSULT THEIR OWN FINANCIAL AND LEGAL ADVISORS AS TO THE RISKS ENTAILED BY AN INVESTMENT IN SECURITIES DENOMINATED IN A CURRENCY OTHER THAN U.S. DOLLARS. SUCH SECURITIES ARE NOT AN APPROPRIATE INVESTMENT FOR PERSONS WHO ARE UNSOPHISTICATED WITH RESPECT TO FOREIGN CURRENCY TRANSACTIONS.

     The information set forth in this Prospectus is directed to prospective purchasers of Securities who are United States residents. The applicable Prospectus Supplement for certain issuances of Securities may set forth certain information applicable to prospective purchasers who are residents of countries other than the United States with respect to matters that may affect the purchase or holding of, or receipt of distributions of principal, premium or interest in respect of, such Securities.

     Any Prospectus Supplement relating to Securities having a Specified Currency other than U.S. dollars will contain information concerning historical exchange rates for such currency against the U.S. dollar, a description of such currency, any exchange controls affecting such currency and any other required information concerning such currency.

Payment Currency

     Except as set forth below or unless otherwise provided in the applicable Prospectus Supplement, if distributions in respect of a Security are required to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then all distributions in respect of such Security shall be made in U.S. dollars until such currency is again available or so used. The amounts so payable on any date in such currency shall be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency or as otherwise indicated in the applicable Prospectus Supplement.

     If distribution in respect of a Security is required to be made in ECU and ECU is no longer used in the European Monetary System, then all distributions in respect of such Security shall be made in U.S. dollars until ECU is again so used. The amount of each distribution in U.S. dollars shall be computed on the basis of the equivalent of the ECU in U.S. dollars, determined as described below, as of the second Business Day prior to the date on which such determination is to be made.

     The equivalent of the ECU in U.S. dollars as of any date (the "Day of Valuation") shall be determined for the Securities of any Series and Class by the applicable Trustee on the following basis. The component currencies of the ECU for this purpose (the "Components") shall be the currency amounts that were components of the ECU as of the last date on which the ECU was used in the European Monetary System. The equivalent of the ECU in U.S. dollars shall be calculated by aggregating the U.S. dollar equivalents of the Components. The U.S. dollar equivalent of each of the Components shall be determined by such Trustee on the basis of the most recently available Market Exchange Rates for such Components or as otherwise indicated in the applicable Prospectus Supplement.

     If the official unit of any component currency is altered by way of combination or subdivision, the number of units of that currency as a Component shall be divided or multiplied in the same proportion. If two or more component currencies are consolidated into a single currency, the amounts of those currencies as Components shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated component currencies expressed in such single currency. If any component currency is divided into two or more currencies, the amount of that currency as a Component shall be replaced by amounts of such two or more currencies, each of which shall be equal to the amount of the former component currency divided by the number of currencies into which that currency was divided.

     All determinations referred to above made by the applicable Trustee shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the related Securityholders of such Series.

Foreign Currency Judgments

     Unless otherwise specified in the applicable Prospectus Supplement, the Securities will be governed by. and construed in accordance with the law of the State of New York. Courts in the United States customarily have not rendered judgments for money damages denominated in any currency other than the U.S. dollar. A 1987 amendment to the Judiciary Law of the State of New York provides, however, that an action based upon an obligation denominated in a currency other than U.S. dollars will be rendered in the foreign currency or the underlying obligation and converted into U.S. dollars at the rate of exchange prevailing on the date of the entry of the judgment or decree.


                              PLAN OF DISTRIBUTION

     Securities may be offered in any of three ways: (i) through underwriters or dealers; (ii) directly to one or more purchasers; or (iii) through agents. The applicable Prospectus Supplement will set forth the terms of the offering of any Series of Securities, which may include the names of any underwriters, or initial purchasers, the purchase price of such Securities and the proceeds to the Company from such sale, any underwriting discounts and other items constituting underwriters' compensation, any initial public offering price, any discounts or concessions allowed or reallowed or paid to dealers, any securities exchanges on which such Securities may be listed, any restrictions on the sale and delivery of Securities in bearer form and the place and time of delivery of the Securities to be offered thereby.

     If underwriters are used in the sale, Securities will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. Such Securities may be offered to the public either through underwriting syndicates represented by managing underwriters or by underwriters without a syndicate. Such managing underwriters or underwriters in the United States will include Salomon Brothers Inc, an affiliate of the Company. Unless otherwise set forth in the applicable Prospectus Supplement, the obligations of the underwriters to purchase such Securities will be subject to certain conditions precedent, and the underwriters will be obligated to purchase all such Securities if any of such Securities are purchased. Any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

     Securities may also be sold through agents designated by the Company from time to time. Any agent involved in the offer or sale of Securities will be named, and any commissions payable by the Company to such agent will be set forth, in the applicable Prospectus Supplement. Unless otherwise indicated in the applicable Prospectus Supplement, any such agent will act on a best efforts basis for the period of its appointment.

     If so indicated in the applicable Prospectus Supplement, the Company will authorize agents, underwriters or dealers to solicit offers by certain specified institutions to purchase Securities at the public offering price described in such Prospectus Supplement pursuant to delayed delivery contracts providing for payment and delivery on a future date specified in such Prospectus Supplement. Such contracts will be subject only to those conditions set forth in the applicable Prospectus Supplement and such Prospectus Supplement will set forth the commissions payable for solicitation of such contracts.

     Any underwriters, dealers or agents participating in the distribution of Securities may be deemed to be underwriters and any discounts or commissions received by them on the sale or resale of Securities may be deemed to be underwriting discounts and commissions under the Securities Act. Agents and underwriters may be entitled under agreements entered into with the Company to indemnification by the Company against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments that the agents or underwriters may be required to make in respect thereof. Agents and underwriters may be customers of, engage in transactions with, or perform services for, the Company or its affiliates in the ordinary course of business.

     Salomon Brothers Inc. is an affiliate of the Company and is an indirect wholly owned subsidiary of Salomon Smith Barney Holdings Inc., the indirect parent corporation of the Company. Salomon Brothers Inc.'s participation in the offer and sale of Securities complies with the requirements of Rule 2720 of the National Association of Securities Dealers, Inc. regarding underwriting securities of an affiliate.

     As to each Series of Securities, only those Classes rated in one of the investment grade rating categories by a Rating Agency will be offered hereby. Any unrated Classes or Classes rated below investment grade may be retained by the Company or sold at any time to one or more purchasers.

     Affiliates of the Underwriters may act as agents or underwriters in connection with the sale of the Securities. Any affiliate of the Underwriters so acting will be named, and its affiliation with the Underwriters described, in the related Prospectus Supplement. Also, affiliates of the Underwriters may act as principals or agents in connection with market-making transactions relating to the Securities. A Prospectus Supplement will be prepared with respect to the Securities for use by such affiliates in connection with offers and sales related to market-making transactions in the Securities.


                                 LEGAL OPINIONS

     Certain legal matters with respect to the Securities will be passed upon for the Company and the Orrick, Herrington & Sutcliffe LLP, New York, New York or other counsel identified in the applicable Prospectus Supplement.

                                 INDEX OF TERMS


Accounts.......................................................................1
Additional Accounts............................................................7
Administration Agreement......................................................43
Administration Fee.............................................................9
Administrative Agent...........................................................1
Administrator.................................................................43
Agreement......................................................................5
Base Rate......................................................................7
Bearer Securities..............................................................1
Business Day..................................................................14
Calculation Agent.............................................................15
Calculation Date..............................................................17
CD Rate.......................................................................16
CD Rate Determination Date....................................................16
CD Rate Security..............................................................15
Cede...........................................................................3
CEDEL.........................................................................50
Certificate of Non-U.S. Beneficial Ownership..................................50
Certificates...................................................................1
Class..........................................................................1
Collection Account............................................................33
Commercial Paper Rate.........................................................17
Commercial Paper Rate Determination Date......................................17
Commercial Paper Rate Security................................................15
Commission.....................................................................2
Company........................................................................1
Components....................................................................52
Composite Quotations..........................................................15
Concentrated Term Asset.......................................................26
Corporate Trust Office........................................................41
Coupons.......................................................................12
Credit Card Receivables.......................................................25
Credit Card Securities.........................................................1
Credit Support.................................................................1
Credit Support Instruments....................................................43
Cut-off Date..................................................................25
Day of Valuation..............................................................52
Definitive Security...........................................................21
Depositary....................................................................21
Deposited Asset Provider......................................................42
Deposited Assets...............................................................1
Determination Date............................................................13
Distribution Date..............................................................2
Early Amortization Event.......................................................4
Early Amortization Period......................................................4
ECU............................................................................1
Eligible Servicer.............................................................35
Euroclear.....................................................................50
Event of Default..............................................................37
Exchange Act...................................................................2
Exchange Rate Agent...........................................................12
Exchangeable Series...........................................................20
Fannie Mae....................................................................24

Federal Funds Rate........................................................17, 18
Federal Funds Rate Determination Date.........................................17
Federal Funds Rate Security...................................................15
FFCB..........................................................................24
FHLB..........................................................................24
Finance Charge Receivables....................................................25
FIRREA.........................................................................5
Fixed Rate....................................................................11
Fixed Rate Securities.........................................................14
Floating Rate Securities......................................................14
Freddie Mae...................................................................24
Global Security................................................................1
GSE Issuer....................................................................24
H.15(519).....................................................................15
Indenture......................................................................1
Indenture Trustee..............................................................8
Index Maturity................................................................15
Interchange...................................................................25
Interest Reset Date...........................................................15
Interest Reset Period.........................................................15
Issuer........................................................................36
Letter of Credit..............................................................31
Letter of Credit Bank.........................................................31
LIBOR.........................................................................18
LIBOR Determination Date......................................................18
LIBOR Security................................................................15
Liquidation Proceeds..........................................................33
London Banking Day............................................................14
Market Exchange Rate..........................................................12
Maximum Rate..................................................................15
Minimum Rate..................................................................15
Money Market Yield............................................................17
Net Portfolio Yield............................................................7
Nonrecoverable Advance........................................................45
Note Interest Rate............................................................11
Notes..........................................................................1
Notional Amount...............................................................14
Offering Agent.................................................................3
Optional Exchange Date........................................................20
Original Issue Date...........................................................11
Originator.....................................................................5
Outstanding...................................................................37
Outstanding Debt Securities...................................................29
Participants..................................................................25
Pass-Through Rate.............................................................11
Principal Receivables.........................................................25
Prospectus Supplement..........................................................1
Purchase Price................................................................49
Rating Agency..................................................................7
Realized Losses...............................................................20
Receivables....................................................................1
REFCORP.......................................................................24
Registered Securities..........................................................1
Registration Statement.........................................................2
Related Proceeds..............................................................45

Removed Accounts..............................................................25
Required Percentage...........................................................46
Reserve Account...............................................................32
Retained Interest..............................................................9
Reuters Screen LIBO Page......................................................18
Sallie Mae....................................................................24
Schedule B....................................................................24
Secured Term Assets...........................................................29
Securities.....................................................................1
Securities Act.................................................................2
Security......................................................................11
Security Principal Balance....................................................19
Securityholders................................................................1
Seller.........................................................................5
Senior Term Assets............................................................29
Series.........................................................................1
Servicer.......................................................................1
Servicer's Fee................................................................33
Servicing Agreement...........................................................33
Specified Currency.............................................................2
Specified Interest Currency....................................................2
Specified Premium Currency.....................................................2
Specified Principal Currency...................................................2
Spread........................................................................15
Spread Multiplier.............................................................15
SPV............................................................................1
Strip Securities..............................................................12
Stripped Interest.............................................................14
Subordinated Term Assets......................................................29
Surety........................................................................31
Surety Bond...................................................................31
Term Asset Events of Default..................................................29
Term Asset Prospectus.........................................................23
Term Assets....................................................................1
Term Assets Currency..........................................................30
Term Assets Early Amortization Event...........................................4
Term Assets Early Amortization Period..........................................5
Term Assets Enhancement.......................................................27
Term Assets Indenture.........................................................28
Term Assets Interest Accrual Periods..........................................30
Term Assets Issuers...........................................................23
Term Assets Payment Dates.....................................................30
Term Assets Rate..............................................................30
Term Assets Trustee...........................................................27
TIA...........................................................................37
Treasury bills................................................................19
Treasury Rate.................................................................19
Treasury Rate Determination Date..............................................19
Treasury Rate Security........................................................15
Treasury Securities...........................................................24
Trust..........................................................................1
Trust Agreement................................................................1
Trustee........................................................................1
Trustee's Fee..................................................................9
TVA...........................................................................24

U.S. Person...................................................................50
United States.................................................................50
Variable Rate.................................................................11
Voting Rights.................................................................36

                                     PART II

Item 14. Other Expenses of Issuance and Distribution

     The following is an itemized list of the estimated expenses to be incurred in connection with the offering of the securities being offered hereunder other than underwriting discounts and commissions.

     Registration Fee.........................................           $295.00
     Printing and Engraving Expenses..........................       $100,000.00
     Trustee's Fees...........................................       $600,000.00
     Legal Fees and Expenses..................................       $800,000.00
     Blue Sky Fees and Expenses...............................        $20,000.00
     Accountants' Fees and Expenses...........................       $150,000.00
     Rating Agency Fees.......................................       $400,000.00
     Miscellaneous............................................        $50,000.00

          Total...............................................     $2,120,295.00

Item 15. Indemnification of Directors and Officers

     The Company's By-laws provide for indemnification of directors and officers of the Company to the fullest extent permitted by Delaware law.

     Section 145 of the Delaware General Corporation Law provides, in substance, that Delaware corporations shall have the power, under specified circumstances, to indemnify their directors, officers, employees and agents in connection with actions, suits or proceedings brought against them by a third party or in the right of the corporation, by reason of the fact that they were or are such directors, officers, employees or agents, against expenses incurred in any such action, suit or proceeding.

     Salomon Smith Barney Holdings Inc. carries directors' and officers' liability insurance that covers certain liabilities and expenses of the Company's directors and officers.

Item 16. Exhibits

     1.1 Form of proposed Underwriting Agreement for Trust Certificates/Trust Shares/Trust Notes to be distributed in the United States.*

     3.1  Certificate of Incorporation of Structured Products Corp.*

     3.2  By-laws of Structured Products Corp.*

     4.1 Form of Trust Agreement, with forms of Trust Certificates/Trust Shares/Trust Notes attached thereto.*

     4.2  Form of qualified Trust Agreement.*

     4.3  Form of Indenture.*

     4.4  Alternate form of qualified Trust Agreement.*

     5.1 Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

     8.1 Opinion of Orrick, Herrington & Sutcliffe LLP with respect to tax matters.

     23.1 Consents of Orrick, Herrington & Sutcliffe LLP (included in its opinions filed as Exhibits 5.1 and 8.1).

     24.1 Powers of Attorney.

     25.1 Statement  of  eligibility  of  Trustee  (U.S.   Bank  Trust  National
          Association).

     * Incorporated by reference from the Registration Statement on Form S-3 (File No. 33-55860)

Item 17. Undertakings

     The undersigned registrant hereby undertakes:

     (a) To file, during any period in which offers or sales are being made of the securities registered hereby, a post-effective amendment to this registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 (the "Act"), as amended; (ii) to reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of Prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement; provided, however, that the undertakings set forth in clauses (i) and (ii) above do not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, that are incorporated by reference in this registration statement.

     (b) That, for the purpose of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (d) That, for purposes of determining any liability under the Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (e) That insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling person of the registrant pursuant to the provisions above, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     (f) That, for purposes of determining any liability under the Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Act shall be deemed to be part of the registration statement as of the time it was declared effective.

     (g) That, for the purpose of determining any liability under the Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, reasonably believes that the security rating requirement contained in Transaction Requirement B.5. of Form S-3 will be met by the time of the sale of the securities registered hereunder and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 18th day of June, 1998.

                                            STRUCTURED PRODUCTS CORP.,


                                            By:  /s/ Matthew R. Mayers
                                                 ------------------------------

                                            Name:  Matthew R. Mayers
                                            Title: Assistant Vice President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed by the following persons in the capacities and on the dates indicated.

June 10, 1998              By: /s/ Thomas W. Jasper*
Date                          --------------------------------------------------
                              Name: Thomas W. Jasper
                              Title: Director and Treasurer and Finance Officer
                                    (Principal Financial and Accounting Officer)

June 17, 1998              By: /s/ Martin J. Gruber*
Date                          --------------------------------------------------
                              Name: Martin J. Gruber
                              Title: Director

June 17, 1998              By: /s/ Nathanial H. Leff
Date                         ---------------------------------------------------
                              Name: Nathanial H. Leff
                              Title: Director

June 10, 1998              By: /s/ Marcey Engel*
Date                         ---------------------------------------------------
                              Name: Marcey Engel
                              Title: Director


June 9, 1998               By: /s/ Timothy Beaulac*
Date                          --------------------------------------------------
                              Name: Timothy Beaulac
                              Title: President (Principal Executive Officer)

June 9, 1998               By: /s/ Matthew Mayers*
Date                          --------------------------------------------------
                              Name: Matthew R. Mayers
                              Title: Attorney-in-Fact


* A Power of Attorney appointing Nazareth A. Festekjian, Marwan A. Marshi, Philip U. Tremmel, Thomas W. Jasper, Timothy Beaulac and Matthew Mayers , in whole or individually, as attorney-in-fact has been filed on Exhibit 24.1.

                                  EXHIBIT INDEX

                             Description of Exhibit
Exhibit
   No.
   1.1 Form of proposed Underwriting Agreement for Trust Certificates/Trust Shares/Trust Notes to be distributed in the United States.*
   3.1            Certificate of Incorporation of Structured Products Corp.*
   3.2            By-laws of Structured Products Corp.*
   4.1 Form of Trust Agreement, with forms of Trust Certificates/Trust Shares/Trust Notes attached thereto.*
   4.2            Form of qualified Trust Agreement*
   4.3            Form of Indenture.*
   4.4            Alternate form of qualified Trust Agreement.*
   5.1 Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.
   8.1 Opinion of Orrick, Herrington & Sutcliffe LLP with respect to tax matters.
   23.1 Consents of Orrick, Herrington & Sutcliffe LLP (included in its opinion filed as Exhibits 5.1 and 8.1).
   24.1           Powers of Attorney.
   25.1 Statement of eligibility of Trustee (U.S. Bank Trust National Association).


----------
* Incorporated by reference from the Registration Statement on Form S-3 (File No. 33-55860).